Exhibit 10.1

CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXECUTION COPY
NEW RMSR AGREEMENT
dated as of January 18, 2018
by and among:
OCWEN LOAN SERVICING, LLC,
HLSS HOLDINGS, LLC,
HLSS MSR – EBO ACQUISITION LLC, and
NEW RESIDENTIAL MORTGAGE LLC

Schedules, Exhibits and Annexes
Schedule 1: Previously Executed Amendments
Schedule 2: Subject Servicing Agreements
Schedule 3: Granting Clause Defined Terms
Annex 1: Servicing Addendum
Exhibit 1: Group Selection Procedures
Exhibit 2A: Form of RMSR Transfer Agreement
Exhibit 2B: Form of Sale Agreement
Exhibit 3: Third Party Purchase Agreement Documentation Principles

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This New RMSR Agreement (together with all attachments hereto (including the Servicing Addendum attached hereto, this “Agreement”), dated as of January 18, 2018 (the “Effective Date”), is executed within the United States Virgin Islands (the “USVI”) by and among:
(i)    OCWEN LOAN SERVICING, LLC, a Delaware limited liability company (“Seller”);
(ii)    HLSS HOLDINGS, LLC, a Delaware limited liability company (“Holdings”);
(iii)    HLSS MSR – EBO ACQUISITION LLC, a Delaware limited liability company (“MSR – EBO” and together with Holdings, the “Purchasers”); and
(iv)    NEW RESIDENTIAL MORTGAGE LLC, a Delaware limited liability company (“NRM”).
WITNESSETH:
WHEREAS, Seller, Holdings, and MSR – EBO (as assignee of Home Loan Servicing Solutions, Ltd.) are parties to the Master Servicing Rights Purchase Agreement, dated as of October 1, 2012 (as amended prior to the Effective Date pursuant to the amendments described on Schedule 1 hereto and as otherwise amended or modified prior to the date hereof, the “MSR Purchase Agreement”);
WHEREAS, Seller and Purchasers are parties to those certain Sale Supplements dated as of February 10, 2012 (“Sale Supplement #1”), May 1, 2010 (“Sale Supplement #2”), August 1, 2012 (“Sale Supplement #3”), September 13, 2012 (“Sale Supplement #4”), September 28, 2012 (“Sale Supplement #5”), December 26, 2012 (“Sale Supplement #6”), March 13, 2013 (“Sale Supplement #7”), May 21, 2013 (“Sale Supplement #8”), July 1, 2013 (“Sale Supplement #9”) and October 25, 2013 (“Sale Supplement #10”, in each case, as amended prior to the date hereof pursuant to the amendments described on Schedule 1 hereto and as further amended, supplemented and modified from time to time, a “Sale Supplement” and, collectively, the “Sale Supplements”);
WHEREAS, pursuant to the MSR Purchase Agreement and the Sale Supplements, Seller sold to the Purchasers (without recourse, except as otherwise provided therein) the Rights to MSRs, the Excess Servicing Fees, and the Transferred Receivables Assets, and the Purchasers assumed the Assumed Liabilities (as defined in the Sale Supplements) with respect to all Servicing Agreements described or otherwise referenced on Schedule I to any Sale Supplement (the “MSRPA Servicing Agreements”);
WHEREAS, as the owners of the Rights to MSRs in respect of the MSRPA Servicing Agreements, the Purchasers are the owners of, among other things, all existing and future accruing and payable Servicing Fees under the MSRPA Servicing Agreements;
WHEREAS, Seller, Purchasers and NRM are parties to a Master Agreement, dated as of July 23, 2017 (as amended by Amendment No. 1 to Master Agreement, dated as of October 12, 2017, and as amended or modified prior to the date hereof, the “Master Agreement”);
WHEREAS, in connection with the Master Agreement, Seller agreed to use best efforts to transfer to NRM all of Seller’s right, title and interest in, and all of Seller’s obligations and liabilities under, each MSRPA Servicing Agreement pursuant to the Transfer Agreement dated as of July 23, 2017 among NRM, Seller, Ocwen Financial Corporation and New Residential Investment Corp. (as amended by Amendment No. 1 to Transfer Agreement, dated as of the date hereof, and as further amended, restated, supplemented or otherwise modified from time to time, the “Transfer Agreement”) and after the Transfer Date (as defined in the Transfer Agreement) such servicing rights will be “Transferred Servicing Rights;
WHEREAS, NRM and Seller have entered into a Subservicing Agreement dated as of July 23, 2017 with respect to the Transferred Servicing Rights (as amended, restated, supplemented or otherwise modified from time to time, the “NRM Subservicing Agreement”);
WHEREAS, the Master Agreement provides that (i) if any Group of MSRPA Servicing Agreements becomes subject to the “New RMSR Agreement”, such MSRPA Servicing Agreement shall be serviced in accordance with the

New RMSR Agreement (as opposed to Section 6 of each Sale Supplement), and (ii) each MSRPA Servicing Agreement in such Group shall cease to be a “Deferred Servicing Agreement” for purposes of the MSR Purchase Agreement and Sale Supplements (although nothing shall impair the prior valid transfers of the Rights to MSRs, equity interests in Advance SPEs and Transferred Receivables Assets thereunder);
WHEREAS, the parties have determined that the MSRPA Servicing Agreements described or otherwise referenced on Schedule 2 hereto shall become subject to the New RMSR Agreement (such MSRPA Servicing Agreements, the “Subject Servicing Agreements”) effective as of the Cut-Off Date;
WHEREAS, this Agreement is the “New RMSR Agreement” contemplated by the Master Agreement;
WHEREAS, Holdings has agreed to pay to Seller the Fee Restructuring Payment in respect of the Subject Servicing Agreements;
WHEREAS, Seller shall service the related Mortgage Loans and perform its obligations in respect of the Subject Servicing Agreements in accordance with this Agreement (including the Servicing Addendum), unless prohibited by Applicable Requirements; and
WHEREAS, notwithstanding such determination that the Consent Non-Delivery Determination Date has occurred in respect of the Subject Servicing Agreement, Seller agreed to continue to use best efforts to transfer all of Seller’s right, title and interest in, and all of Seller’s obligations and liabilities under, each Subject Servicing Agreement pursuant to the Transfer Agreement in accordance with the terms set forth herein;
NOW, THEREFORE, in connection with the foregoing, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

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Section 1.Definitions; Interpretation.
1.1    Capitalized terms used but not defined herein shall have the terms assigned to such terms in the Servicing Addendum.
1.2    As used in this Agreement, the following terms shall have the following meanings:
“Additional Servicing Advance Receivable” means each Servicing Advance Receivable in existence on any Business Day on or after the applicable Closing Date that arises under any Subject Servicing Agreement prior to the earlier of the related Transfer Date or date of Seller’s termination as servicer pursuant to such Subject Servicing Agreement.
“Advance SPEs” means each of (i) HLSS Servicer Advance Facility Transferor II, LLC, NRZ Advance Facility Transferor 2015-ON1 LLC, NRZ Servicer Advance Facility Transferor (ON) JPMC LLC, Delaware limited liability companies; (ii) HLSS Servicer Advance Receivables Trust II, NRZ Advance Receivables Trust 2015-ON1, and NRZ Servicer Advance Receivables Trust (ON) JPMC, Delaware statutory trusts; and (iii) such other special purpose subsidiaries of Holdings established from time to time in connection with a SAF Agreement.
“Agreement” is defined in the preamble to this Agreement, including the exhibit and addenda attached hereto.
“Approved Third Party Appraisers” means the following parties and any other residential mortgage servicing appraisal service provider as mutually agreed upon by Seller and Holdings as an “Approved Third Party Appraiser” for purposes of this Agreement: (i) Phoenix Analytic Services, Inc., (ii) Mortgage Industry Advisory Corporation, and (iii) MountainView Financial Solutions.
“Average Third Party Mark” means, in respect of any Group, the average of two appraisals from two Approved Third Party Appraisers engaged by NRM or its affiliates for the related Servicing Rights (inclusive of the Rights to MSRs and deferred servicing fees) for such Group. If any particular appraisal is a range of values, then such appraisal shall be the mean of such range of values for purpose of this definition.
“Closing Date” means:
(i)    in the case of Sale Supplement #1, March 5, 2012;
(ii)    in the case of Sale Supplement #2, May 1, 2012;
(iii)    in the case of Sale Supplement #3, August 1, 2012;
(iv)    in the case of Sale Supplement #4, September 13, 2012;
(v)    in the case of Sale Supplement #5, September 28, 2012;
(vi)    in the case of Sale Supplement #6, December 26, 2012;
(vii)    in the case of Sale Supplement #7, March 13, 2013;
(viii)    in the case of Sale Supplement #8, May 21, 2013;
(ix)    in the case of Sale Supplement #9, July 1, 2013; and
(x)    in the case of Sale Supplement #10, October 25, 2013.
“Confidential Information” means any and all information regarding the transactions contemplated by this Agreement, Consumer Information, the proprietary, confidential and non-public information or material relating to the business (including business practices) of the Disclosing Party (or the Disclosing Party’s clients and investors), information regarding the financial condition, operations and prospects of the Disclosing Party, and any other information that is disclosed to one party by or on behalf of the other party or any of their respective Affiliates or

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representatives, either directly or indirectly, in writing, orally or by drawings or by permitting inspection of documents or other tangible expression, whether exchanged before or after the date of this Agreement, and contained in any medium, which the Disclosing Party considers to be non-public, proprietary or confidential. Confidential Information includes (but is not limited to) all (a) information relating to the Purchasers’ interest in the Rights to MSRs and/or Excess Servicing Fee or the amount, characteristics or performance of the Mortgage Loans or any economic or noneconomic terms of this Agreement, (b) information relating to research and development, discoveries, formulae, inventions, policies, guidelines, displays, specifications, drawings, codes, concepts, practices, improvements, processes, know-how, patents, copyrights, trademarks, trade names, trade secrets, and any application for any patent, copyright or trademark; and (c) descriptions, financial and statistical data, business plans, data, pricing, reports, business processes, recommendations, accounting information, identity of suppliers, business relationships, personnel information, technical specifications, computer hardware or software, information systems, customer lists, costs, product concepts and features, corporate assessments strategic plans, services, formation of investment strategies and policies, other plans, or proposals, and all information encompassed in the foregoing. Information relating to the Disclosing Party’s consultants, employees, clients, investors, customers, members, vendors, research and development, software, financial condition or marketing plans is also considered Confidential Information.
“Confidential Representatives” is defined in Section 10.20(b) of this Agreement.
“Confidentiality Agreement” means the Confidentiality Agreement, dated as of May 5, 2015, by and between New Residential Investment Corp. and Seller.
“Consumer Information” means any personally identifiable information relating to a Mortgagor which is considered “nonpublic personal information” of “customers” or “consumers” as those terms are defined in the GLBA.
“Collateral” is defined in Section 6.2 of this Agreement.
“Cut-Off Date” means January 1, 2018.
“Designation Date” means each of April 18, 2018, July 18, 2018, October 18, 2018, and February 18, 2019.
“Disclosing Party” is defined in Section 10.20(a) of this Agreement.
“Effective Date” is defined in the preamble to this Agreement.
“Excess Servicing Fee Percentage” means, the following number of annualized basis points:
(i)    in the case of Sale Supplement #1, [***];
(ii)    in the case of Sale Supplement #2, [***];
(iii)    in the case of Sale Supplement #3, [***];
(iv)    in the case of Sale Supplement #4, [***];
(v)    in the case of Sale Supplement #5, [***];
(vi)    in the case of Sale Supplement #6, [***];
(vii)    in the case of Sale Supplement #7, [***];
(viii)    in the case of Sale Supplement #8, [***];
(ix)    in the case of Sale Supplement #9, [***]; and
(x)    in the case of Sale Supplement #10, [***].

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“Excess Servicing Fees” means for any calendar month in respect of the Rights to MSRs (as defined in the Sale Supplements) in respect of any Subject Servicing Agreements conveyed pursuant to any Sale Supplement, an amount equal to the product of (i) the applicable Excess Servicing Fee Percentage (as defined in each Sale Supplement) and (ii) the aggregate unpaid principal balance of the Mortgage Loans underlying the Rights to MSRs related to the applicable Subject Servicing Agreements as of the close of business on the last Business Day of the prior calendar month.
“Fee Restructuring Payment” means, in respect of the Subject Servicing Agreements, an amount equal to the product of (i) the estimated unpaid interest bearing principal balance of the Primary Mortgage Loans in respect of the Subject Servicing Agreements on January 1, 2018 (opening balances), and (ii) 0.3220%, which amount equals $279,585,094.60.
“Force Majeure Event” is defined in Section 10.19 of this Agreement.
“GLBA” means The Gramm-Leach-Bliley Act of 1999 as amended, modified, or supplemented from time to time, and any successor statute, and all rules and regulations issued or promulgated in connection therewith.
“Governmental Authority” shall mean any government or any agency, bureau, board, commission, court, department, official, political subdivision, tribunal, or other instrumentality of any government having authority in the United States, whether federal, state, or local.
“Group” means any group of Subject Servicing Agreements for which the New Consent Non-Delivery Determination Date has occurred. The selection of any Subject Servicing Agreements for any “Group” shall be either (i) determined by mutual agreement of Holdings and Seller, or (ii) in accordance with the procedures set forth on Exhibit 1.
“Holdings” is defined in the preamble to this Agreement.
“Information” is defined in Section 10.22 of this Agreement.
“Internal Mark” means, at any time in respect of any Group, the Purchasers’ internal valuation of the related Servicing Rights (inclusive of the Rights to MSRs and deferred servicing fees) for such Group, as of the last day of the calendar month then most recently ended. Such valuation shall be determined consistently (i) with GAAP and (ii) in the manner in which the internal valuations of the Rights to MSRs are calculated in the Purchasers’ books and records.
“Master Agreement” is defined in the recitals to this Agreement.
“MSR Purchase Agreement” is defined in the recitals to this Agreement.
“MSR – EBO” is defined in the preamble to this Agreement.
“MSRPA Servicing Agreements” is defined in the recitals to this Agreement.
“New Consent Non-Delivery Determination Date” means, in respect of any Group, the earlier of (i) the Outside Date, and (ii) the Designation Date immediately following the date upon which Seller and NRM mutually agree that any necessary Third Party Consent to cause a transfer of the related Seller Servicing Rights pursuant to the Transfer Agreement will not be received.
“Notice of Minimum Agreed-Upon Consent Process Standards” means the Notice of Minimum Agreed-Upon Consent Process Standards, dated as of January 18, 2018, by and between Seller and NRM.
“NRM Subservicing Agreement” is defined in the recitals to this Agreement.
“Option #1 Exercise Deadline” means, for any Group, unless otherwise mutually agreed in writing by Holdings and Seller, either:

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(i)	close of business on the tenth (10th) Business Day after the New Consent Non-Delivery Determination Date for such or Group; or

(ii)	such earlier date as may be specified in writing by Holdings to Seller.
“Option #2 Exercise Deadline” means, for any Group, unless otherwise mutually agreed in writing by Holdings and Seller, either:

(i)
the close of business on the later of (a) the tenth (10th) Business Day after the Option #1 Exercise Deadline for such Group, and (b) the fifteenth (15th) Business Day after the related Valuation Package has been delivered to Seller; or

(ii)	such earlier date as may be specified in writing by Seller to Holdings.
“Outside Date” means the earlier of (i) the one-year anniversary of the effective date of the Shellpoint Subservicing Agreement, and (ii) May 31, 2019.
“Person” means any individual, association, corporation, limited liability company, partnership, limited liability partnership, trust, or any other entity or organization, including any Governmental Authority.
“Purchase Option” is defined in Section 7.2 of this Agreement.
“Purchasers” is defined in the preamble to this Agreement.
“Primary Mortgage Loan” means any Mortgage Loan (including REO and loans in foreclosure) with respect to which Seller or an affiliate thereof is the “primary” servicer or subservicer performing the traditional mortgage servicing functions with respect to the related Mortgagor.
“Recipient” is defined in Section 10.20(a) of this Agreement.
“Related Agreements” means the Master Agreement, Transfer Agreement, and NRM Subservicing Agreement.
“Reservation Price” means, in respect of any Group, the reservation price established by Holdings, which shall be an amount no greater than the greater of (i) the Average Third Party Mark for such Group and (ii) the Internal Mark for such Group.
“Retention Option” is defined in Section 7.1 of this Agreement.
“Rights to MSRs” means is defined in the Sale Supplements.
“SAF” means any financing facility under the SAF Agreements in place from time to time in connection with (i) any of the Transferred Receivables Assets arising under the Subject Servicing Agreements, and (ii) any of the deferred servicing fees in respect of the MSRPA Servicing Agreements.
“SAF Agreements” means each of the following agreements related to the SAFs:

(a)	that certain [***] and each other “Transaction Document” as such term is defined therein, in each case as the same may be amended from time to time;

(b)	that certain [***] and each other “Transaction Document” as such term is defined therein, in each case as the same may be amended from time to time;

(c)	that certain [***] and each other “Transaction Document” as such term is defined therein, in each case as the same may be amended from time to time; and

(d)	any other agreement agreed to from time to time by Seller and Holdings as an “SAF Agreement” for purposes of this Agreement.

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“Sale Supplements” is defined in the recitals to this Agreement.
“Seller” is defined in the preamble to this Agreement.
“Seller Servicing Rights” means, in respect of any Subject Servicing Agreement, all of Seller’s rights, title, and interest in respect thereof other than Rights to MSRs (including the Excess Servicing Fees) and Transferred Receivables Assets previously sold to the Purchasers pursuant to the MSR Purchase Agreement and the related Sale Supplements.
“Servicer Advance” shall mean any (i) “Servicing Advance”, “Corporate Advance” and/or “Escrow Advance”, each as defined in the applicable Servicing Agreement, or, to the extent not so defined therein, customary and reasonable out-of- pocket expenses incurred by Seller in connection with a default, delinquency, property management or protection, foreclosure or other event relating to a Mortgage Loan or advances of delinquent taxes, assessments and insurance premiums payable by a Mortgagor or otherwise made with respect to a Mortgage Loan and, in each case, made in accordance with Applicable Requirements and (ii) all “Advances”, “P&I Advances”, “Monthly Advances” (each as defined in the applicable Servicing Agreement) or other advances in respect of principal or interest.
“Servicing Addendum” means the Servicing Addendum attached as Annex 1 hereto.
“Servicing Advance Receivable” means for each Servicer Advance, the right to receive reimbursement for such Servicer Advance under the Servicing Agreement pursuant to which such Servicer Advance was made.
“Shared Costs” is defined in Section 5.1(d) of this Agreement.
“Subject Servicing Agreements” is defined in the recitals to this Agreement.
“Third Party Consents” shall mean any consent, authorization, approval, statement, waiver, order, license, certificate or permit or act of or from, or notice to any Rating Agency or any party to or referenced in any Subject Servicing Agreement or any amendment to any Subject Servicing Agreement that is required under such Subject Servicing Agreement in order to duly transfer the servicing of the Mortgage Loans and Seller Servicing Rights pursuant to the Transfer Agreement (or any third party as contemplated by this Agreement) and consummate the transactions contemplated by this Agreement, the Transfer Agreement and the NRM Subservicing Agreement, in each case in form and substance reasonably satisfactory to Seller and NRM.
“Third Party Purchase Agreement” means a purchase and sale agreement with representations, warranties, covenants and indemnifications to purchasers of the related Servicing Rights (including with respect to the Rights to MSRs and the Transferred Receivables Assets) that are no less favorable to a purchaser or transferee of mortgage servicing rights than those set forth in the Transfer Agreement (but taking into account the entire set of Servicing Rights in respect of any Mortgage Loan and/or Servicing Agreement and not merely Seller Servicing Rights as contemplated by the Transfer Agreement) except to the extent (i) set forth on Exhibit 3 hereto or (ii) otherwise mutually agreed in writing by Holdings and Seller.
“Transfer Agreement” is defined in the recitals to this Agreement.
“Transfer Date” means, in respect of any Subject Servicing Agreement, the date upon which all necessary Third Party Consents related to Seller Servicing Rights are obtained and become Transferred Servicing Rights pursuant to the Transfer Agreement. For the avoidance of doubt, any Seller Servicing Rights related to Subject Servicing Agreements for which Third Party Consents have not been obtained shall remain subject to this Agreement.
“Transferred Servicing Rights” is defined in the recitals to this Agreement.
“Transferred Receivables Assets” has the meaning specified in the applicable Sale Supplement and includes any other P&I Advances and Servicing Advances transferred to Holdings pursuant to this Agreement.
“USVI” is defined in the recitals to this Agreement.

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“Valuation Package” means, in respect of any Group, the following information:

(i)	the Average Third Party Mark for such Group (including reasonable supporting assumptions and valuation inputs);

(ii)	the Internal Mark for such Group; and

(iii)	the Reservation Price for such Group.
1.3    The headings preceding the text of Articles and Sections included in this Agreement and the headings to Annexes, Exhibits and Schedules attached to this Agreement are for convenience only and shall not be deemed part of this Agreement or be given any effect in interpreting this Agreement. The use of the masculine, feminine or gender neutral or the singular or plural form of words herein shall not limit any provision of this Agreement. The use of the terms “including” or “include” shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively. Reference to any Person shall include such Person’s successors and assigns to the extent such successors and assigns are permitted by the terms of any applicable agreement. Reference to a Person in a particular capacity shall exclude such Person in any other capacity or individually. Reference to any agreement (including this Agreement), document or instrument shall mean such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof. Underscored references to Articles, Sections, paragraphs, clauses, Annexes, Exhibits or Schedules shall refer to those portions of this Agreement unless otherwise specified. The use of the terms “hereunder,” “hereof,” “hereto” and words of similar import shall refer to this Agreement as a whole and not to any particular Article, Section, paragraph or clause of, or Annex, Exhibit or Schedule to, this Agreement. References to “dollars” or “$” shall mean United States dollars. Reference to any statute or statutory provision shall include any consolidation, reenactment, amendment, modification or replacement of the same and any subordinate legislation in force under the same from time to time. Accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP.
1.4    In the event of any conflict between the provisions of this Agreement, the Master Agreement, any Sale Supplement or the MSR Purchase Agreement, the terms of this Agreement shall control.
Section 2.    New RMSR Agreement.
2.1    The parties agree that Seller, as named servicer or subservicer (as applicable), shall service the related Mortgage Loans in connection with the Subject Servicing Agreements for the benefit of the Purchasers in accordance with the New RMSR Agreement and that this Agreement is the “New RMSR Agreement” contemplated by the Master Agreement.
2.2    The agreement to cause the Subject Servicing Agreements to be subject to this Agreement is being made out of a desire for the Subject Servicing Agreements to be subject to the terms of this Agreement and does not reflect a determination that any necessary Third Party Consent to cause a transfer of the related Seller Servicing Rights pursuant to the Transfer Agreement will not be received.
2.3    As of the Cut-Off Date, (i) each Subject Servicing Agreement shall cease to be a “Deferred Servicing Agreement” for purposes of the MSR Purchase Agreement, and (ii) the parties shall cease to have any rights or obligations under the MSR Purchase Agreement and Sale Supplements (including Article 2 and Article 6 of the Sale Supplements), except as provided in Section 2.4 of this Agreement.
2.4    Notwithstanding that the Subject Servicing Agreements shall cease to be “Deferred Servicing Agreements” as of the Cut-Off Date, (i) each of the Subject Servicing Agreements shall continue to be a “Deferred Servicing Agreement” for all purposes of Article 9 of each Sale Supplement, including the collateral grants pursuant to Article 9 of each Sale Supplement and as provided in Section 6 of this Agreement, and (ii) each party shall preserve their rights of indemnification under Article 8 of each Sale Supplement for acts and omissions and any other events arising or occurring prior to the Cut-Off Date.
2.5    Until the related Transfer Date, Seller shall, automatically and without any further action on its part, sell, assign, transfer, and convey to Holdings, on each Business Day, each Additional Servicing Advance Receivable

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not previously transferred to Holdings and Holdings shall purchase each such Additional Servicing Advance Receivable in accordance with the terms of this Agreement. The parties acknowledge and agree that so long as the Servicing Advance Receivables with respect to a Servicing Agreement are being sold by Holdings to the Advance SPEs pursuant to the SAF Agreements, the sale of such Servicing Advance Receivables by Seller to Holdings shall be made pursuant to and in accordance with the provisions of the SAF Agreements, and the Seller covenants and agrees to comply with the provisions of such Servicing Advance Financing Agreements with respect to such Servicing Advance Receivables. The parties further acknowledge and agree that so long as the Servicing Advance Receivable with respect to a Subject Servicing Agreement are being sold by Holdings to the Advance SPEs pursuant to the SAF Agreements, the sale of such Servicing Advance Receivables by Seller to Holdings shall be made pursuant to and in accordance with the provisions of the SAF Agreements and not the provisions of the Servicing Addendum, and Seller covenants and agrees to comply with the provisions of such SAF Agreements with respect to such rights to reimbursement.
2.6    As of the Cut-Off Date, the Specified Condition (as defined in the Master Agreement) shall be satisfied and each Specified Termination Event (as defined in the Master Agreement) shall be automatically waived by each of the Purchasers without any further action by the Purchasers.
2.7    For the avoidance of doubt, under no circumstance shall the unpaid principal balance on any Mortgage Loan subject to the Subject Servicing Agreements (as primary servicer or subservicer, but not merely master servicer) be utilized for purposes of calculating the Retained Fee, the Performance Fee and/or Seller Monthly Servicing Fee under any Sale Supplement from and after the Cut-Off Date.
2.8    Nothing in this Agreement shall be deemed to release any party to the MSR Purchase Agreement from any of its obligations under the MSR Purchase Agreement or any Sale Supplement arising prior to the Cut-Off Date. The Subject Servicing Agreements shall be “Deferred Servicing Agreements” for the MSR Purchase Agreement and all Sale Supplements at all times prior to the Cut-Off Date.
Section 3.    No Modification of Prior Transactions. The consummation of this Agreement will not in any way modify (i) any prior sales and assignments of Rights to MSRs; equity interests in Advance SPEs and Transferred Receivables Assets pursuant to the MSR Purchase Agreement and the Sale Supplements, or (ii) except as otherwise set forth in Section 2 of this Agreement, any assumption of duties, obligations, or liabilities under any Servicing Agreement pursuant to the MSR Purchase Agreement and the Sale Supplements. The Purchasers and their assignees (as applicable) do not assign, transfer or otherwise reconvey any portion of the applicable Rights to MSRs, Advance SPEs and Transferred Receivables Assets in respect of any Subject Servicing Agreement to Seller in connection with the execution and delivery of this Agreement.
Section 4.    Fee Restructuring Payment.
4.1    Payment by Holdings.
(a)    On the Effective Date, Holdings shall pay the Fee Restructuring Payment to Seller.
(b)    The parties agree that, for the month of January 2018, no compensation shall be payable to the Seller pursuant to the Sale Supplements for any Subject Servicing Agreement. The amount of Holdings Economics, Excess Servicing Fees, Holdings Expenses, and Seller Economics (each as defined in the Servicing Addendum) shall be calculated according to their modified definitions as of the Cut-Off Date. The Purchasers shall only have the right to any Downstream Ancillary Income (as defined in the Servicing Addendum) as of the Effective Date.
(c)    No payment under this Section 4.1 or any other provision of this Agreement shall constitute a waiver by NRM, any Purchaser or Seller, as applicable, of, or otherwise limit or reduce, any of the parties’ respective indemnification or refund obligations under the Transfer Agreement, this Agreement, the Master Agreement, the MSR Purchase Agreement or any Sale Supplement.
4.2    Form of Payment to be Made. Unless otherwise agreed to by the parties, all payments to be made by a party to another party, or such other party’s designee, shall be made by wiring immediately available funds in

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United States dollars to the accounts designated by the receiving party in accordance with such party’s written instructions.
Section 5.    Transfers Pursuant to the Transfer Agreement.
5.1    Third Party Consents for Transfers Pursuant to the Transfer Agreement.
(a)    The parties hereto hereby agree to use reasonable best efforts to obtain all Third Party Consents necessary or desirable to transfer Seller Servicing Rights in respect of each Subject Servicing Agreement pursuant to the Transfer Agreement in a manner consistent with the Notice of Minimum Agreed-Upon Consent Process Standards, as applicable. NRM shall not be required, however, to obtain ratings from any rating agencies to comply with its obligations under this Section 5.1(a). The parties agree to act in a coordinated manner in obtaining such Third Party Consents such that the purposes of this Agreement are not frustrated. The parties agree that this Agreement and the Transfer Agreement are Applicable Agreements for purposes of the Notice of Minimum Agreed-Upon Consent Process Standards, and the Purchasers agree to be bound by the terms thereof as though each was an original signatory thereto.
(b)    Seller will fully involve NRM and its representatives and advisors in the diligence plan and processes relating to obtaining Third Party Consents. Seller will provide ongoing updates to NRM and its representatives and advisors as to the progress of obtaining such Third Party Consents including, but not limited to, written weekly progress reports detailing the following, among other fields to be determined, (i) the “Shared Costs” (as defined below) incurred to date, (ii) estimated future “Shared Costs” and the estimated timing of incurring such Shared Costs, (iii) an updated count of diligenced Subject Servicing Agreements, (iv) an updated “consent tracker” showing consents received and the status of consents that have been requested but not yet delivered, (v) a description of the Subject Servicing Agreements in respect of which the Transfer Date has occurred. Seller will consult with NRM and its representatives and advisors regarding the framework for obtaining Third Party Consents (including, but not limited to, the determination of any applicable due diligence fields and the methodology to the preparation, negotiation and distribution of applicable consents and notices), the budgeting expenses and any potential changes in the methodology of the project and the policies and procedures for obtaining Third Party Consents.
(c)    Seller will instruct the holders of any Third Party Consents, any rating agencies, Custodians, Trustees and their representatives and advisors to (i) recognize NRM as a full, interested party in the relevant servicing transaction, (ii) include NRM in correspondence, and (iii) provide NRM and its advisors and representatives with full access to all documentation and permit communications, in each case, regarding servicing transfers in respect of the Subject Servicing Agreements.
(d)    Seller will pay the first $5.0 million of costs relating to Subject Servicing Agreement diligence and other costs related to (i) mutually beneficial aspects of the Third Party Consent process for transfers pursuant to the Transfer Agreement (including any similar costs incurred in connection with the Master Agreement) and (ii) the Third Party Consent process for transfers to third parties pursuant to Section 9.3 of the Master Agreement (if any). Thereafter, the extent any costs of such transfers are incurred on or prior to the one-year anniversary of the Effective Date, Seller and NRM will equally share in the reasonable, documented out-of-pocket costs in excess thereof (including any other costs incurred under the Master Agreement). The $5.0 million of costs paid by Seller and the shared costs contemplated by the preceding sentence are referred to herein as the “Shared Costs”. The “Shared Costs” do not include legal expenses of Seller and its affiliates or NRM and its affiliates for any particular matter, event or issue in connection with obtaining the Third Party Consents or the transfers of servicing pursuant to the Transfer Agreement if both Seller (and/or any affiliate) and NRM (and/or any affiliate) determine it is reasonably necessary or appropriate to for such parties to separately incur legal expenses for such matter, event or issue (including, without limitation, the negotiation and execution of the Related Agreements). To the extent any particular cost arises after the one-year anniversary of the Effective Date, (i) such cost shall be paid by the Purchasers if the NRM Subservicing Agreement has been terminated when such cost is incurred, and (ii) such cost will be paid by Seller (to the extent such cost is the first $5 million of costs) or treated as a Shared Cost and shared equally between Seller and NRM if the NRM Subservicing Agreement has not terminated when such cost is incurred.
(e)    Seller and NRM shall consult with each other prior to the payment of any fees (other than legal fees and expenses) payable to any third party in connection with the delivery of any Third Party Consent. Either Seller or

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NRM may instruct the other party to cease incurring any particular type of future Shared Costs on reasonable advance written notice to such other party; provided, however that no party may prevent any Seller Servicing Right from becoming a Transferred Servicing Right by refusing to allow the incurrence of Shared Costs constituting customary fees, expenses or costs of a trustee or rating agency in respect of any Securitization Transaction related to any such Subject Servicing Agreement necessary to complete such transfer.
(f)    The provisions of this Section 5.1 shall govern the allocation of costs of obtaining Third Party Consents in connection with the transfer of servicing pursuant to the Transfer Agreement notwithstanding any provision in the contrary in the Master Agreement, the MSR Purchase Agreement or Sale Supplements.
5.2    Consent to Transfer Agreement.
(a)    Each of Holdings and MSR – EBO hereby consents to the transfers of Seller Servicing Rights contemplated by the Transfer Agreement and, upon the Transfer Date, the subservicing of the related Mortgage Loans pursuant to the NRM Subservicing Agreement. Notwithstanding any provision in this Agreement to the contrary, all rights, title (including any document of title), interest, beneficial ownership, and risk of loss in Seller Servicing Rights that are sold, transferred, assigned, set over, and conveyed to NRM upon the transfer of the Transferred Servicing Rights shall pass by Seller pursuant to the Transfer Agreement in the USVI on the Transfer Date within the USVI.
5.3    Upon the Transfer Date, the related Subject Servicing Agreement shall cease to be a Subject Servicing Agreement for purposes hereof. For the avoidance of doubt, under no circumstance shall any Mortgage Loan subject to the Subject Servicing Agreements (as primary servicer or subservicer, but not merely master servicer) be utilized for purposes of calculating any compensation to Seller under this Agreement from and after the related Transfer Date.
(a)    The occurrence of the Transfer Date will not in any way modify any prior sales and assignments of Rights to MSRs; equity interests in Advance SPEs and Transferred Receivables Assets pursuant to the MSR Purchase Agreement, the Sale Supplements and this Agreement. The Purchasers and their assignees (as applicable) will not assign, transfer or otherwise reconvey any portion of the applicable Rights to MSRs, Advance SPEs and Transferred Receivables Assets in respect of any Subject Servicing Agreement to Seller in connection with any such transfer.
Section 6.    Grant of Security Interest.
6.1    Reaffirmation of Prior Grants. Seller hereby ratifies and reaffirms its prior grants of security interests in the “Collateral” under each of the Sale Supplements. Each of such security grants shall continue to secure Seller’s performance of its continuing obligations under the Sale Supplements as provided in Section 2.4 of this Agreement.
6.2    Grant of Security Interest. To secure its performance of its obligations under this Agreement, Seller hereby grants to the Purchasers and NRM a security interest in all of its right, title and interest in and to the following, whether now owned or hereafter acquired, and all monies “securities,” “instruments,” “accounts,” “general intangibles,” “payment intangibles,” “goods,” “letter of credit rights,” “chattel paper,” “financial assets,” “investment property,” (each as defined in the applicable UCC) and other property consisting of, arising from or relating to any of the following:
(a)    the Servicing Rights in respect of all of the Mortgage Loans and REO Properties related to the Subject Servicing Agreements, in each case together with all related security, collections and payments thereon and proceeds of the conversion, voluntary or involuntary of the foregoing;
(b)    the Rights to MSRs in respect of each Subject Servicing Agreement;
(c)    all Servicing Fees, Ancillary Income and Prepayment Interest Excess received under the Subject Servicing Agreements and rights to exercise any optional termination or clean‑up call provisions under the Subject Servicing Agreements;
(d)    all income from amounts on deposit in Custodial Accounts and related Escrow Accounts related to the Subject Servicing Agreements;
(e)    all Transferred Receivables Assets in respect of the Subject Servicing Agreements;

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(f)    all files and records in Seller’s possession or control, including the related Database, relating to the assets specified in clauses (a) through (e);
(g)    all causes of action, lawsuits, judgments, claims, refunds, choses in action, rights of recovery, rights of set‑off, rights of recoupment, demands and any other rights or claims of any nature, whether arising by way of counterclaim or otherwise, available to or being pursued by Seller to the extent related exclusively to any of the foregoing; and
(h)    any proceeds of any of the foregoing (collectively, the “Collateral”).
This Agreement shall constitute a security agreement under applicable law. Seller agrees that from time to time it shall promptly execute and deliver all additional instruments and documents and take all additional action that the Purchasers may reasonably request in order to perfect the interests of the Purchasers in, to and under, or to protect, the Collateral or to enable the Purchasers to exercise or enforce any of its rights or remedies hereunder. To the fullest extent permitted by applicable law, Seller hereby authorizes the Purchasers to file financing statements and amendments thereto in connection with the grant of a security interest pursuant to this Section 6.2. Seller covenants and agrees to take all necessary action to prevent the creation or imposition of any Lien upon any of the Collateral, and to maintain the Collateral free and clear of all Liens, other than the Lien securing the obligations of Seller arising under this Agreement. Seller agrees to give the Purchasers prior written notice of any change in its legal name or jurisdiction of organization. Capitalized terms used in this Section 6.2 and not otherwise defined in this Agreement have the meanings assigned to such terms on Schedule 3 hereto.
Section 7.    New Consent Non-Delivery Determination Dates.
7.1    If the New Consent Non-Delivery Determination Date occurs in respect of any Group, Holdings may, in its sole and absolute discretion, on or before the Option #1 Exercise Deadline for such Group, give notice to Seller to the effect that all subject Servicing Agreements in such Group shall remain “Subject Servicing Agreements” for purposes hereof. Holdings’ option to notify Seller that such Group shall remain Subject Servicing Agreements is referred to herein as the “Retention Option”. If Holdings gives such notice for any Group, the Subject Servicing Agreements shall remain “Subject Servicing Agreements” for purposes of this Agreement.
7.2    If Holdings has not exercised the Retention Option for any Group before the Option #1 Exercise Deadline for such Group, Seller may, at its option in its sole and absolute discretion, purchase the following from the Purchasers in respect of such Group: (i) the Rights to MSRs at a purchase price in cash or other immediately available funds equal to the greater of the related Average Third Party Mark and the related Internal Mark, and (ii) all related Transferred Receivables Assets at a purchase price in cash or other immediately available funds equal to the outstanding balance of such Transferred Receivables Assets. Seller’s option to purchase the Rights to MSRs and Transferred Receivables Assets in respect of any Group as described above is referred to herein as the “Purchase Option”. In order to exercise the Purchase Option for any Group, (i) Seller shall give written notice in respect thereof on or before the Option #2 Exercise Deadline for such Group and (ii) Seller and Purchasers shall work in good faith to consummate such Purchase Option as soon as practicable (but, in any event, within fifteen (15) days (or, if Seller needs to obtain financing, thirty (30) days)) after the Purchasers’ receipt of such written notice from Seller.
7.3    If (x) Holdings has not exercised the Retention Option for any Group before the related Option #1 Exercise Deadline, and (y) Seller has not exercised the Purchase Option for any Group before the related Option #2 Exercise Deadline, the Purchasers and their affiliates may, at their option, in their sole and absolute discretion, market the related Servicing Rights for such Group (including the Rights to MSRs and any Transferred Receivables Assets) to any third parties. The following shall apply in the event of any such marketing:
(a)    Purchasers shall deliver to Seller (i) all written term sheets, written offers submitted by third parties (including, in each case, those submitted in electronic form) and any non-disclosure agreements, in each case, in connection with such marketing promptly following its receipt thereof, and (ii) on a weekly basis, a written report (which may be delivered via email) generally describing the marketing process and any other written indications of interest that the Purchasers have received in connection with such marketing.

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(b)    Before the execution of the definitive documentation for any such sale in accordance with clause (f) below, so long as such winning bid is greater than or equal to the related Reservation Price, Seller will have the option to purchase the related Rights to MSRs in respect of such Group at the highest third party bid obtained. If the winning bid is less than the related Reservation Price and the Purchasers desire, in their sole and absolute discretion, to proceed with the sale, Seller shall have the option to purchase the related Rights to MSRs in respect of such Group at the winning bid price. If Seller does purchase such Rights to MSRs for such Group, Seller will also be required to purchase the related Transferred Receivables Assets for a price equal to the outstanding balance thereof. Holdings shall select the winning bid for any particular potential sale.
(c)    If the Servicing Rights (including the Rights to MSRs and any Transferred Receivables Assets) for any Group are instead sold to a third party, Holdings shall use reasonable efforts to encourage such third party to engage Seller as a subservicer in respect of such Group. The Purchasers are entitled to all proceeds of such sale.
(d)    Immediately before any such sale to any third party or to Seller pursuant to this Section 7.3(b), Purchasers and any applicable affiliates will transfer to Seller the related Rights to MSRs and the related Transferred Receivables Assets. Each of the parties hereto acknowledges and agrees that any such transfer to Seller before a transfer to a third party is effectuated by Seller merely as an accommodation party in order to facilitate the transfer of such Rights to MSRs and related Transferred Receivables Assets to a third party in accordance with this Section 7.3, and as a result Seller will not acquire beneficial economic ownership of such Rights to MSRs or related Transferred Receivables Assets for tax purposes.
(e)    In order to exercise the purchase option under Section 7.3(b), (i) Seller shall give written notice in respect thereof within three (3) Business Days after the date bids are provided to Seller, and (ii) Seller and Purchasers shall work in good faith to consummate such Purchase Option as soon as practicable (but, in any event, within fifteen (15) days (or, if Seller needs to obtain financing, thirty (30) days)) after the Purchasers’ receipt of such written notice from Seller.
(f)    In the case of marketing and sale of Servicing Rights to a third party pursuant to this Section 7.3, Seller shall (and shall cause its applicable affiliates to) cooperate in connection with such marketing and sale. The definitive documentation for any such sale shall be in the form of a Third Party Purchase Agreement. Seller shall, promptly following Holdings’ request therefor, execute and deliver a Third Party Purchase Agreement in connection with such any sale to a third party. In addition, Seller shall use the same level of efforts to obtain any consents to effect any transfer of Servicing Rights to any third party as contemplated by this Section 7.3 as it is required to use pursuant to Section 5.1 in connection with any proposed transfers pursuant the Transfer Agreement, including, without limitation, complying with the standards set forth in the Notice of Minimum Agreed-Upon Consent Process Standards, as applicable.
(g)    Seller and Holdings will equally share in the out-of-pocket costs of marketing any Servicing Rights and transferring such Servicing Rights to any third party as contemplated by this Section 7.3 (including legal fees associated with negotiation of a Third Party Purchase Agreement with a third party buyer, Third Party Consent fees, and broker fees). Seller and Holdings shall consult with each other regarding the incurrence of any costs prior to incurring such costs.
7.4    In the event of any transfer of Rights to MSRs and any Transferred Receivables Assets by any Purchaser or any affiliate of any Purchaser pursuant to Section 7.3(d), such transfer will be made pursuant to a transfer agreement substantially in the form attached hereto as Exhibit 2A. In the event of any sale of Rights to MSRs and any Transferred Receivables Assets by any Purchaser or any affiliate of any Purchaser pursuant to Section 7.2 or 7.3(b) hereof, such sale will be made pursuant to a sale agreement substantially in the form attached hereto as Exhibit 2B.
7.5    The Purchasers shall not have any obligation (i) to sell any Rights to MSRs or any Transferred Receivables Assets or (ii) permit the sale of the related Servicing Rights, as applicable, pursuant to Section 7.2 or 7.3 hereof unless and until the Purchasers and any applicable affiliates have received all necessary consents under any

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applicable SAF or mortgage servicing fee financing transaction. The Purchasers will use best efforts to obtain such necessary consents but shall not be required to refinance any indebtedness in connection with using such best efforts.
7.6    Upon any sale of Rights to MSRs or any Transferred Receivables Assets in accordance with this Section 7.2 or 7.3, the related Subject Servicing Agreement shall cease to be a Subject Servicing Agreement for purposes of this Agreement.
7.7    Holdings and Seller shall each pay 50% of the costs of any appraisals from Approved Third Party Appraisers in connection with this Section 7. Holdings or its affiliates shall engage the Approved Third Party Appraisers in good faith for purposes of any delivery of third party appraisals for purposes of this Section 7.
7.8    Until the earliest of the applicable closing date upon which (y) the parties have caused a Subject Servicing Agreement to cease to be a Subject Servicing Agreement or (z) the Transfer Date for such Subject Servicing Agreement occurs, such Subject Servicing Agreement shall continue to be a “Subject Servicing Agreement” for purposes of this Agreement. If (x) the Retention Option for any Group of Subject Servicing Agreements is not exercised, (y) the Purchase Option for any Group of Subject Servicing Agreements is not exercised, and (z) no third-party sale occurs in respect of such Group of Servicing Agreements occurs pursuant to Section 7.3, such Group of Subject Servicing Agreements shall continue to be “Subject Servicing Agreements” for purposes of this Agreement.
Section 8.    Conditions Precedent to Effectiveness of this Agreement. This Agreement shall become effective on the Effective Date upon the latest to occur of the following:
8.1    Seller’s and the Purchasers’ receipt of a copy of this Agreement duly executed by each of the parties hereto;
8.2    Seller’s receipt of the Fee Restructuring Payment; and
8.3    Holdings receipt of all consents to this Agreement as the “New RMSR Agreement” as contemplated by the definition of “Funding Conditions” in the definitive documentation for the existing SAFs.
Section 9.    Representations and Warranties.
9.1    Representations and Warranties of Seller to the Purchasers and NRM. Seller hereby makes each of the representations and warranties of Seller in the Servicing Addendum and further represents and warrants to the Purchasers and NRM as follows as of the date of this Agreement:
(a)    It is duly organized and validly existing under the laws of the State of Delaware and has all requisite power and authority to execute, deliver and perform this Agreement, the Related Agreements and each other document contemplated hereby to which it is a party and to consummate the transactions herein and therein contemplated.
(b)    The execution, delivery and performance of this Agreement, the Related Agreements and each such other document contemplated hereby, and the consummation of such transactions have been duly authorized by it and this Agreement and each such other document contemplated hereby constitute its legal, valid and binding obligation, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law).
(c)    The execution, delivery and performance of this Agreement, the Related Agreements and the consummation of the transactions contemplated hereby do not and will not conflict with the provisions of its governing instruments and will not violate any provisions of applicable law or regulation or any order of any court or regulatory body and will not result in the breach of, or constitute a default, or require any consent, under any material agreement, instrument or document to which it is a party or by which it or any of its property may be bound or affected.
9.2    Representations and Warranties of the Purchasers and NRM to Seller. Each of the Purchasers and NRM, as applicable, hereby makes each of the representations and warranties of Purchasers set forth in the Servicing Addendum and hereby represents and warrants to Seller as follows as of the date of this Agreement:

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(a)    It is duly organized and validly existing under the laws of the State of Delaware and has all requisite power and authority to execute, deliver and perform this Agreement, the Related Agreements and each other document contemplated hereby to which it is a party, as applicable, and to consummate the transactions herein and therein contemplated.
(b)    The execution, delivery and performance of this Agreement, the Related Agreements and each such other document contemplated hereby and the consummation of such transactions, as applicable, have been duly authorized by it and this Agreement, the Related Agreements and each such other document contemplated hereby constitute its legal, valid and binding obligation, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law).
(c)    The execution, delivery and performance of this Agreement, the Related Agreements and the consummation of the transactions contemplated hereby, as applicable, do not and will not conflict with the provisions of its governing instruments and will not violate any provisions of applicable law or regulation or any order of any court or regulatory body and will not result in the breach of, or constitute a default, or require any consent, under any material agreement, instrument or document to which it is a party or by which it or any of its property may be bound or affected.
Section 10.    Miscellaneous.
10.1    Limited Effect. Except as expressly set forth above or in the attachments hereto, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, claim, cause of action, power or remedy of any party hereto, whether arising before or after the date of this Agreement, or constitute a waiver of any provision of any other agreement.
10.2    Prior Agreements. If any provision of this Agreement is inconsistent with any prior agreements between the parties, oral or written, with respect to the Subject Servicing Agreements, the terms of this Agreement shall prevail, and after the date of this Agreement, the relationship and agreements among the Purchasers, NRM and Seller with respect to the Subject Servicing Agreements shall be governed in accordance with the terms of this Agreement.
10.3    Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but the same instrument. Any signature page to this Agreement containing a manual signature may be delivered by facsimile transmission or other electronic communication device capable of transmitting or creating a printable written record, and when so delivered shall have the effect of delivery of an original manually signed signature page.
10.4    GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING OUT OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). ANY LEGAL ACTION, SUIT OR OTHER PROCEEDING ARISING OUT OF, OR IN ANY WAY CONNECTED WITH, THIS AGREEMENT SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK, OR IN THE UNITED STATES COURTS FOR THE SOUTHERN DISTRICT OF NEW YORK. WITH RESPECT TO ANY SUCH PROCEEDING IN ANY SUCH COURT: (A) EACH PARTY GENERALLY AND UNCONDITIONALLY SUBMITS ITSELF AND ITS PROPERTY TO THE EXCLUSIVE JURISDICTION OF SUCH COURT; AND (B) EACH PARTY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION IT HAS OR HEREAFTER MAY HAVE TO THE VENUE OF SUCH PROCEEDING, AS WELL AS ANY CLAIM IT HAS OR MAY HAVE THAT SUCH PROCEEDING IS IN AN INCONVENIENT FORUM.

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10.5    Headings. The descriptive headings of the various sections of this Agreement are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions thereof.
10.6    Severability. The failure or unenforceability of any provision hereof shall not affect the other provisions of this Agreement. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.
10.7    Further Assurances. Each party hereto shall execute and deliver in a reasonable timeframe such reasonable and appropriate additional documents, instruments or agreements and take such reasonable actions as may be necessary or appropriate to effectuate the purposes of this Agreement at the request of any other party hereto.
10.8    Annexes, Exhibits and Schedules. The annexes, exhibits and schedules to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.
10.9    No Offset. No party hereto shall have any right to offset against any amount payable hereunder or other agreement to any other party, or otherwise reduce any amount payable hereunder as a result of, any amount owing by any other party hereto or any of its Affiliates to such party or any of its Affiliates.
10.10    Notices. All communications, notices, consents, waivers, and other communications under this Agreement must be in writing and be given in person or by means of email (with request for assurance of receipt in a manner typical with respect to communications of that type), by overnight courier or by mail, and shall become effective: (a) on delivery if given in person; (b) on the date of transmission if sent by email (except with respect to notices delivered pursuant to Article V of the Servicing Addendum, which shall be confirmed by a similar mailed writing); (c) one (1) Business Day after delivery to the overnight service; or (d) four (4) Business Days after being mailed, with proper postage and documentation, for first-class registered or certified mail, prepaid.
Notices shall be addressed as follows:
If to Seller, to:

Ocwen Loan Servicing, LLC
1661 Worthington Road, Suite 100
West Palm Beach, FL 33409
Attention: Secretary
[***]

with a copy (which shall not constitute notice) to:

Ocwen Loan Servicing LLC
(physical address)
Hamilton House, 56 King Street, 3rd Floor
Christiansted, St. Croix VI 00820

(mailing address)
1108 King Street
Christiansted, VI 00820

Attention: General Counsel

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with a copy to:

[***]

If to Holdings, to:

HLSS Holdings, LLC
c/o New Residential Investment Corp.
1345 Avenue of the Americas, 45th Floor
New York, New York 10105
[***]

If to MSR – EBO, to:

HLSS MSR – EBO Acquisition LLC
c/o New Residential Investment Corp.
1345 Avenue of the Americas, 26th Floor
New York, New York 10105
[***]

If to NRM, to:

New Residential Mortgage LLC
1345 Avenue of the Americas, 26th Floor
New York, New York 10105
[***]
provided, however, that if any party shall have designated a different address by notice to the others, then to the last address so designated.
All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. (New York time) in the place of receipt and such day is a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt.
10.11    Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties hereto with respect to the transactions contemplated hereby and thereby and supersedes any and all prior agreements, arrangements and understandings, both written and oral, between the parties relating to the subject matter hereof and thereof.
10.12    Submission to Jurisdiction. EACH OF THE PARTIES HERETO IRREVOCABLY (I) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY MATTERS CONTEMPLATED HEREBY; (II) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THE DEFENSE OF AN INCONVENIENT FORUM IN ANY ACTION OR PROCEEDING IN ANY SUCH COURT; (III) CONSENTS TO SERVICE OF PROCESS UPON IT BY MAILING A COPY THEREOF BY CERTIFIED MAIL ADDRESSED TO IT AS PROVIDED FOR NOTICES HEREUNDER OR BY ANY OTHER MANNER IN ACCORDANCE WITH LAW; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

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10.13    Waiver of Jury Trial. EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OR ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT.
10.14    No Strict Construction. The parties agree that the language used in this Agreement and the Related Agreements is the language chosen by the parties to express their mutual intent and that no rule of strict construction is to be applied against either party. The parties and their respective counsel have reviewed and negotiated the terms of this Agreement and the Related Agreements.
10.15    Costs and Expenses. Except as otherwise expressly set expressly in this Agreement or the Related Agreements, each party hereto shall be responsible for its own costs and expenses incurred in connection with the negotiation and execution of this Agreement and all documents relating thereto.
10.16    Assignment; No Third−Party Beneficiaries.
(a)    This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
(b)    The rights and obligations of any Purchaser or Seller under this Agreement may not be assigned or otherwise transferred by operation of law or otherwise by any Purchaser or Seller without the express written consent of all parties to this Agreement and any such assignment or attempted assignment without such consent shall be void; provided, however, that (i) a Purchaser may pledge its rights to any Person providing financing to such Purchaser or its Affiliates without the express written consent of Seller, and (ii) without limiting any other transfers that otherwise do not require the consent of Seller, following a Transfer Date, a Purchaser or any assignee or transferee thereof may transfer all or any interest in the Rights to MSRs or any Transferred Receivables Assets to any Person without the express written consent of Seller.
(c)    The rights and obligations of NRM under this Agreement may not be assigned by NRM without the express written consent of Seller and any such assignment or attempted assignment without such consent shall be void except that NRM may assign or otherwise transfer any of its rights and obligations hereunder, in whole or in part, without the consent of Seller to (i) Shellpoint Mortgage Servicing on or after the date that Shellpoint Mortgage Servicing is a direct or indirect wholly owned subsidiary of New Residential Investment Corp., or (ii) any other direct or indirect wholly owned subsidiary of New Residential Investment Corp.; provided that in each case such entity has been approved by and is in good standing with Fannie Mae, Freddie Mac and each applicable State Agency (as defined in the Transfer Agreement), as necessary, in order to acquire the Servicing Rights (as defined in the Transfer Agreement) pursuant to the Transfer Agreement, in any case, so long as such assignment and transfer does not materially delay the occurrence of the Transfer Dates contemplated by this Agreement and the Transfer Agreement.
(d)    This Agreement is otherwise solely for the benefit of the parties hereto, and no provision of this Agreement shall be deemed to confer upon any other Person any remedy, claim, liability, reimbursement, cause of action or other right.
10.17    Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. All parties hereto are entitled, without limiting their other remedies and without the necessity of proving actual damages or posting any bond, to equitable relief, including the remedy of specific performance or injunction, with respect to any breach or threatened breach of such covenants. Such relief shall be in addition to, and not in lieu of, all other remedies available at law or in equity to each party under this Agreement, the Master Agreement, the MSR Purchase Agreement, the Sale Supplements, the Transfer Agreement, the NRM Subservicing Agreement or any agreement related thereto.
10.18    Amendment; Waivers. No amendment or modification of this Agreement, and no waiver hereunder, shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification, discharge or waiver is sought. Any such waiver shall constitute a waiver only with respect

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to the specific matter described in such writing and shall in no way impair the rights of the party granting such waiver in any other respect or at any other time. Neither the waiver by any of the parties hereto of a breach of or a default under any of the provisions of this Agreement, nor the failure by any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder. The failure of a party hereto at any time or times to require performance of any provision hereof or claim damages with respect thereto shall in no manner affect its right at a later time to enforce the same. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.
10.19    Force Majeure. Each party will be excused from performance under this Agreement, except for any payment obligations for services that have been or are being performed hereunder, for any period and to the extent that it is prevented from performing, in whole or in part, as a result of delays caused by the other party or any act of God, war, civil disturbance, court order, labor dispute, or other cause beyond its reasonable control, including failure, fluctuations, or unavailability of heat, light, air conditioning, or telecommunications equipment (a “Force Majeure Event”). A party excused from performance pursuant to this Section 10.19 shall exercise commercially reasonable efforts to continue to perform its obligations hereunder and shall thereafter continue with reasonable due diligence and good faith to remedy its inability to so perform, except that nothing herein shall obligate either party to settle a strike or labor dispute when it does not wish to do so. Such nonperformance will not be deemed a breach of this Agreement as long as the party affected by the Force Majeure Event uses commercially reasonable efforts to expeditiously remedy the problem causing such nonperformance and to execute its disaster recovery plan then in existence. If the failure of a party to perform under this Agreement as a result of a Force Majeure Event exceeds fifteen (15) days, the other party may exercise remedies under Section 5 of the Servicing Addendum for cause immediately without liability and the parties shall cooperate in good faith to facilitate the transfer of servicing to a successor servicer or subservicer designated by Holdings, in any case, in accordance with the provisions of the Servicing Addendum.
10.20    Confidentiality; Security.
(a)    Each party acknowledges that it may, in the course of performing its responsibilities under this Agreement, be exposed to or acquire Confidential Information that is proprietary to or confidential to the other party, its Affiliates, their respective clients and investors or to third parties to whom the other party owes a duty of confidentiality.   The party providing Confidential Information in each case shall be called the “Disclosing Party” and the party receiving the Confidential Information shall be called the “Recipient”.  With respect to all such Confidential Information, the Recipient shall (i) act in accordance and comply with all Applicable Requirements as defined in the Servicing Addendum (including, without limitation, security and privacy laws with respect to its use of such Confidential Information), (ii) maintain, and shall require all third parties that receive Confidential Information from the Recipient as permitted hereunder to maintain, effective information security measures to protect Confidential Information from unauthorized disclosure or use, and (iii) provide the Disclosing Party with information regarding such security measures upon the reasonable request of the Disclosing Party and promptly provide the Disclosing Party with information regarding any material failure of such security measures or any security breach relating to the Disclosing Party’s Confidential Information. The Recipient shall hold the Disclosing Party’s Confidential Information in strict confidence, exercising no less care with respect to such Confidential Information than the level of care exercised with respect to the Recipient’s own similar Confidential Information and in no case less than a reasonable standard of care, and shall not copy, reproduce, summarize, quote, sell, assign, license, market, transfer or otherwise dispose of, give or disclose such information to third parties or use such information for any purposes other than the provision of the services to the Disclosing Party without the prior written authorization of the Disclosing Party.  In addition, the Recipient shall not use the Confidential Information to make any contact with any of the parties identified in the Confidential Information without the prior authorization of the Disclosing Party, except in the course of performing its obligations under the terms of this Agreement.
(b)    The Recipient may disclose the Disclosing Party's Confidential Information only (i) to its and its Affiliates’ officers, directors, attorneys, accountants, employees, agents and representatives and, with respect to each Purchaser only, Rating Agencies, consultants, bankers, financial advisors and potential financing sources (collectively, “Confidential Representatives”) who need to know such Confidential Information and who are subject to a duty of confidentiality (contractual or otherwise) with respect to such Confidential Information, (ii) to those Persons within

19

the Recipient's organization directly involved in the transactions contemplated in this Agreement, and who are bound by confidentiality terms substantially similar to the terms set forth herein, (iii) to the Recipient's regulators and examiners, (iv) as required by Applicable Requirements, (v) to the extent such Recipient determines reasonably necessary or appropriate to defend itself in connection with a legal proceeding regarding the transactions contemplated in this Agreement; provided that Confidential Information may not be disclosed pursuant to this clause (v) without prior notice to the Disclosing Party and the Recipient shall use reasonable efforts to cooperate with the Disclosing Party’s reasonable requests to protect and preserve the confidential nature of such Confidential Information, and (vi) in the case of any Purchaser, and subject to, and otherwise limited to the information provided pursuant to, Section 2.1(e) of the Servicing Addendum, to a backup servicer. The Recipient shall be liable for any breach of its confidentiality obligations and the confidentiality obligations of its Confidential Representatives.
(c)    The parties shall not, without the other party’s prior written authorization, publicize, disclose, or allow disclosure of any Confidential Information about the other party, its present or former partners, managing directors, directors, officers, employees, agents or clients, its or their business and financial affairs, personnel matters, operating procedures, organization responsibilities, marketing matters and policies or procedures, with any reporter, author, producer or similar Person or entity, or take any other action seeking to publicize or disclose any such information in any way likely to result in such information being made available to the general public in any form, including books, articles or writings of any other kind, as well as film, videotape, audiotape, or any other medium except as required by Applicable Requirements.
(d)    The parties agree that any information provided hereunder shall be subject to the terms of the Confidentiality Agreement; provided that if there exists any conflict between the Agreement and the terms of the Confidentiality Agreement, the Confidentiality Agreement shall control (except as provided in Section 10.20(f) below). Furthermore, the parties agree that the terms of this Section 10.20 and the Confidentiality Agreement shall be binding on New Residential Investment Corp. and any of its affiliates (including Shellpoint Mortgage Servicing on or after the date that Shellpoint Mortgage Servicing is a direct or indirect wholly owned subsidiary of New Residential Investment Corp.), and the Confidentiality Agreement shall be incorporated into this Agreement for purposes of confidentiality.
(e)    The obligations under this Section 10.20 shall survive the termination of this Agreement.
(f)    Notwithstanding any contrary terms in the Confidentiality Agreement, the obligations under the Confidentiality Agreement shall survive indefinitely after the expiration or termination of the Sale Supplements.
10.21    Publicity. The parties to this Agreement agree that the initial press release to be issued with respect to the transactions contemplated by this Agreement shall be a joint press release in the form agreed to by the Seller, the Purchasers and NRM.
10.22    Restrictions of Notices; Information and Disclosure. Notwithstanding anything else herein, nothing in this Agreement shall require any party to provide any notice, information, investigation, audit, correspondence, and any other communication (collectively, “Information”) to any other party (1) if providing such Information is prohibited by Applicable Requirements or any other contractual or legal obligation or legal restriction or (2) upon any advice of counsel (which may be internal counsel), if providing such Information may cause such party to lose attorney-client privilege, attorney work product privilege or other similar protections (governed by the applicable jurisdiction); provided that, in the case of clause (1), except with respect to any such prohibition imposed by a Governmental Authority, Freddie Mac or Fannie Mae, the disclosing party shall use commercially reasonable efforts to obtain consent to such disclosure from the applicable third party unless disclosing party reasonably believes that such consent will not be attainable.
10.23    Cooperation with Financings.
(a)    Seller hereby agrees to cooperate with the Purchasers, the Purchasers’ subsidiaries, NRM, Shellpoint Mortgage Servicing on or after the date that Shellpoint Mortgage Servicing is a direct or indirect wholly owned subsidiary of New Residential Investment Corp., their respective financing sources, any applicable underwriters, any applicable auditors, any applicable rating agencies and/or any applicable third parties (for example valuation agents and/or trustees), as applicable, and consistent with past practices, in the execution, delivery and performance of servicing advance facility agreements and mortgage servicing right financing facility agreements reasonably requested by Purchasers, the

20

Purchasers’ subsidiaries, NRM, or Shellpoint Mortgage Servicing on or after the date that Shellpoint Mortgage Servicing is a direct or indirect wholly owned subsidiary of New Residential Investment Corp., as applicable, (including, without limitation, the execution, delivery and performance of servicing advance financings substantially similar to the existing SAFs related to the Subject Servicing Agreements) in connection with the transactions contemplated by the this Agreement (including any amendments related to the financing facilities (i) as contemplated by Section 5 or Section 7 hereof, (ii) any transfer of servicing under any Subject Servicing Agreement to Shellpoint Mortgage Servicing on or after the date that Shellpoint Mortgage Servicing is a direct or indirect wholly owned subsidiary of New Residential Investment Corp., and (ii) the other transactions contemplated by the Related Agreements).
(b)    For the avoidance of doubt, Seller will enter into amendments to financing facilities related to the Subject Servicing Agreements, refinancing/transfer agreements and/or agreements for new financing facilities in connection with the Subject Servicing Agreements, in any case, in connection with any transfer of servicing under any Subject Servicing Agreement to NRM or Shellpoint Mortgage Servicing on or after the date that Shellpoint Mortgage Servicing is a direct or indirect wholly owned subsidiary of New Residential Investment Corp. Such amendments and other agreements may include (i) amendments similar to those executed in August 2017 in connection with the amendment and restatement of the SAF Agreements to facilitate the financing of receivables attributable to servicing rights under MSRPA Servicing Agreements held by NRM (but such amendments would facilitate the financing of receivables attributable to servicing rights under MSRPA Servicing Agreements held by Shellpoint Mortgage Servicing on or after the date that Shellpoint Mortgage Servicing is a direct or indirect wholly owned subsidiary of New Residential Investment Corp.), and (ii) refinancing and transfer agreements similar to those executed in connection with the SAF Agreements.
(c)    Seller shall not be required to provide covenants, representations or agreements except those that are substantially the same as Seller has provided in connection with existing SAFs and mortgage servicing rights financing facilities related to the Subject Servicing Agreements. Neither Seller nor any affiliate thereof shall be entitled to additional compensation in connection with the execution, delivery, and performance of such SAF Agreements.
(d)    [***]
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be executed and delivered by its respective signatory thereunto duly authorized as of the date above written.
OCWEN LOAN SERVICING, LLC

By: _/s/ Michael R. Bourque, Jr._______________
Name: Michael R. Bourque, Jr.
Title: Chief Financial Officer
HLSS HOLDINGS, LLC
By: HLSS Roswell, LLC, its sole member
By: _/s/ Michael Linn _____________________
Name: Michael Linn
Title: Attorney-In-Fact and Authorized Signatory

HLSS MSR – EBO ACQUISITION LLC

By:    New Residential Investment Corp., its sole     member

21

By: _/s/ Michael Linn _____________________
Name: Michael Linn
Title: Attorney-In-Fact and Authorized Signatory
NEW RESIDENTIAL MORTGAGE LLC

By:    New Residential Investment Corp., its sole     member
By: _/s/ Michael Linn _____________________
Name: Michael Linn
Title: Attorney-In-Fact and Authorized Signatory

Signature Page to New RMSR Agreement

SCHEDULE 1
Previously Executed Amendments

1.
Amendment to Master Servicing Rights Purchase Agreement and Sale Supplements, dated as of December 26, 2012, among Ocwen Loan Servicing, LLC, as Seller, HLSS Holdings, LLC, as a Purchaser, and Home Loan Servicing Solutions, Ltd., as a Purchaser.

2.	Amendment to Sale Supplements, dated as of July 1, 2013 among Ocwen Loan Servicing, LLC, as Seller, HLSS Holdings, LLC, as a Purchaser, and Home Loan Servicing Solutions, Ltd., as a Purchaser.

3.	Amendment to Sale Supplement, dated as of September 30, 2013 among Ocwen Loan Servicing, LLC, as Seller, HLSS Holdings, LLC, as a Purchaser, and Home Loan Servicing Solutions, Ltd., as a Purchaser.

4.	Amendment to Sale Supplements, dated as of February 4, 2014 among Ocwen Loan Servicing, LLC, as Seller, HLSS Holdings, LLC, as a Purchaser, and Home Loan Servicing Solutions, Ltd., as a Purchaser.

5.
Amendment No. 2 to Master Servicing Rights Purchase Agreement and Sale Supplements, dated as of April 6, 2015, among Ocwen Loan Servicing, LLC, as Seller, HLSS Holdings, LLC, as a Purchaser, and Home Loan Servicing Solutions, Ltd., as a Purchaser, and HLSS MSR – EBO Acquisition LLC, as Buyer.

6.	February 2017 Amendment dated as of February 17, 2017 among Ocwen Loan Servicing, LLC, as Seller, HLSS Holdings, LLC, as a Purchaser, and HLSS MSR – EBO Acquisition LLC, as a Purchaser.

7.	The Master Agreement.

SCHEDULE 2
Subject Servicing Agreements

Inv #	Deal Name	Primary or Subservicing	Master Servicing
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
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[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X

[***]	[***]	X
[***]	[***]	X
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[***]	[***]	X
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[***]	[***]	X

[***]	[***]	X
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[***]	[***]	X

[***]	[***]	X
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[***]	[***]	X
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[***]	[***]	X
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[***]	[***]	X
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[***]	[***]	X
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[***]	[***]	X
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[***]	[***]	X
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SCHEDULE 3
Granting Clause Defined Terms
“Affiliate” shall mean, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling, “controlled by” and “under common control with”), as applied to any Person, means ownership of 25% or more of the outstanding voting securities of such Person.
“Ancillary Income” shall mean, with respect to any Subject Servicing Agreement, any and all income, revenue, fees, expenses, charges or other monies that Seller is entitled to receive, collect or retain as servicer pursuant to such Subject Servicing Agreement (other than Servicing Fees, Prepayment Interest Excess and earnings received on amounts on deposit in any Custodial Account or Escrow Account), fees payable to the servicer under HAMP or other governmental programs, late fees, fees and charges for dishonored checks (insufficient funds fees), pay-off fees, assumption fees, commissions and administrative fees on insurance and similar fees and charges collected from or assessed against Mortgagors to the extent payable to Seller under the terms of the related Mortgage Loan Documents and such Subject Servicing Agreement.
“Applicable Law” shall mean: (i) all applicable laws, statutes, regulations or ordinances in force and as amended from time to time; (ii) the common law as applicable from time to time; (iii) all applicable binding court orders, judgments or decrees; and (iv) all applicable directives, policies, rules or orders; each of (i) through (iv) of any Governmental Authority.
“Applicable Requirements” shall mean and include, as of the time of reference, with respect to any Mortgage Loans, all of the following: (a) all contractual obligations of Seller in the Mortgage Loan Documents, in the applicable Subject Servicing Agreements and the applicable Underlying Documents to which Seller is a party or by which Seller is bound or for which it is responsible and (b) all Applicable Laws binding upon Seller in each jurisdiction which is applicable to the context or situation to which the Applicable Requirements apply.
“Custodial Account” shall mean (a) each collection, custodial or similar account maintained or previously maintained by Seller pursuant to the Subject Servicing Agreements for the benefits of the applicable trustee and/or the applicable certificateholders and (b) any amounts deposited or maintained therein.
“Custodial Files” shall mean, with respect to a Mortgage Loan, all of the documents that must be maintained on file with a Custodian under Applicable Requirements.
“Custodian” shall mean an entity acting as a mortgage loan document custodian under any Custodial Agreement or any successor in interest to the Custodian.
“Database” shall mean all information relating to the Mortgage Loans provided by Seller to Purchasers and contained in Seller’s electronic servicing software system and used by Seller in servicing the Mortgage Loans.
“Escrow Accounts” shall mean, with respect to any Subject Servicing Agreement, the accounts and all funds held or previously held therein by Seller in escrow for the benefit of the related Mortgagors with respect to the Mortgage Loans serviced pursuant to such Subject Servicing Agreement (other than the Custodial Accounts), including, without limitation, all buy-down funds, tax and insurance funds and other escrow and impound amounts (including interest accrued thereon held for the benefit of the Mortgagors).
“Foreclosure” shall mean the process culminating in the acquisition of title to a Mortgaged Property in a foreclosure sale or by a deed in lieu of foreclosure or pursuant to any other comparable procedure allowed under Applicable Requirements.
“Governmental Authority” shall mean any government or any agency, bureau, board, commission, court, department, official, political subdivision, tribunal or other instrumentality of any government having authority in the United States, whether federal, state or local.

“HAMP” shall mean the Home Affordable Modification Program implemented by the U.S. Department of the Treasury pursuant to Sections 101 and 109 of the Emergency Economic Stabilization Act of 2008, as amended from time to time.
“Loan Files” shall mean all documents, instruments, agreements and records relating to the Mortgage Loans in Seller’s possession or control reasonably necessary to service the Mortgage Loans in accordance with Applicable Requirements, and electronic images of the related Custodial Files.
“Master Servicer” shall mean with respect to each Subject Servicing Agreement, the entity identified as the “Master Servicer” therein, or any successor thereto.
“Mortgage” shall mean with respect to a Mortgage Loan, a mortgage, deed of trust or other security instrument creating a lien upon real property and any other property described therein which secures a Mortgage Note, together with any assignment, reinstatement, extension, endorsement, or modification thereof.
“Mortgage Loan” shall mean, with respect to any Subject Servicing Agreement, any residential mortgage loan or home equity line of credit which is serviced by Seller pursuant to such Subject Servicing Agreement and is identified on a Mortgage Loan Schedule for the Sale Supplement related to such Subject Servicing Agreement.
“Mortgage Loan Documents” shall mean with respect to each Mortgage Loan, the documents in the related Custodial Files and Loan Files.
“Mortgage Loan Schedule” shall mean the schedule of Mortgage Loans and REO Properties subject to the applicable Servicing Agreements as of the related Cut-off Date under each Sale Supplement, which schedule shall be delivered in electronic format by Debtor/Seller to Secured Parties/Purchasers and shall include the data fields agreed upon by Debtor/Seller and Secured Parties/Purchasers to the extent applicable with respect to each Mortgage Loan or REO Property.
“Mortgage Note” shall mean, with respect to a Mortgage Loan, a promissory note or notes, or other evidence of indebtedness, with respect to such Mortgage Loan secured by a Mortgage or Mortgages, together with any assignment, reinstatement, extension, endorsement or modification thereof.
“Mortgaged Property” shall mean the improved residential real property that secures a Mortgage Note and that is subject to a Mortgage.
“Mortgagors” shall mean the obligor(s) on a Mortgage Note.
“Person” shall mean any individual, association, corporation, limited liability company, partnership, limited liability partnership, trust or any other entity or organization, including any Governmental Authority.
“Outstanding Servicing Fees” shall mean, for any Subject Servicing Agreement, the amount of accrued and unpaid Servicing Fees and any Ancillary Income due and payable under such Servicing Agreement.
“Prepayment Interest Excess” means with respect to each Mortgage Loan that was the subject of a principal prepayment, the amount of interest, if any, that is payable with respect to such principal prepayment to the extent such amount is payable to the Purchasers as additional servicing compensation pursuant to the related Subject Servicing Agreement.
“PSA” shall mean: (i) each Subject Servicing Agreement that is a pooling and servicing agreement or (ii) with respect to each Subject Servicing Agreement that is not a pooling and servicing agreement, the related servicing agreement or trust agreement relating to each Securitization Transaction pursuant to which the Mortgage Loans subject to such Subject Servicing Agreement were securitized and mortgage-backed securities were issued.
“Purchasers” is defined in the preamble to this Agreement.

2

“REO Properties” shall mean any Mortgaged Property with respect to which the Trustee has taken ownership as a result of Foreclosure or acceptance of a deed in lieu of Foreclosure pursuant to the related Subject Servicing Agreement.
“Rights to MSRs” shall mean for each Subject Servicing Agreement, each of the following assets: (a) all Servicing Fees payable to Seller as of or after the related Closing Date under such Subject Servicing Agreement and the right to receive all Servicing Fees accruing and payable as of or after the related Closing Date under such Subject Servicing Agreement; (b) the right to receive any investment income earned on amounts on deposit in any Custodial Account or Escrow Account related to such Subject Servicing Agreements as of or after the Closing Date; and (c) any proceeds of any of the foregoing.
“Sale Supplements” is defined in the recitals to this Agreement.
“Securitization Transaction” shall mean with respect to each Subject Servicing Agreement, the securitization transactions identified on Schedule I to the related Sale Supplement pursuant to which the Mortgage Loans subject to such Subject Servicing Agreement were securitized pursuant to the related PSA.
“Seller” is defined in the preamble to this Agreement.
“Servicer Advance” shall mean any (i) “Servicing Advance”, “Corporate Advance” and/or “Escrow Advance”, each as defined in the applicable Servicing Agreement, or, to the extent not so defined therein, customary and reasonable out-of- pocket expenses incurred by Seller in connection with a default, delinquency, property management or protection, foreclosure or other event relating to a Mortgage Loan or advances of delinquent taxes, assessments and insurance premiums payable by a Mortgagor or otherwise made with respect to a Mortgage Loan and, in each case, made in accordance with Applicable Requirements and (ii) all “Advances”, “P&I Advances”, “Monthly Advances” (each as defined in the applicable Servicing Agreement) or other advances in respect of principal or interest.
“Servicing Fees” shall mean all compensation payable to Seller under the Subject Servicing Agreements, including each “Servicing Fee” payable based on a percentage of the outstanding principal balance of the Mortgage Loans, but excluding all Ancillary Income, Prepayment Interest Excess and earnings received on amounts on deposit in any Custodial Account or Escrow Account.
“Servicing Rights” shall mean all right, title and interest of Seller and all rights and obligations of Seller under the Subject Servicing Agreements and Underlying Documents including, without limitation, the right (i) to receive all Servicing Fees, Ancillary Income, Prepayment Interest Excess or other compensation (including any Outstanding Servicing Fees) payable to Seller pursuant to the related Subject Servicing Agreements, (ii) to any and all accounts established for the servicing of the Mortgage Loans or pursuant to the applicable Subject Servicing Agreements, including, to the extent provided therein, any right or power to direct the disposition, disbursement, distribution or investment of amounts deposited therein, (iii) in and to the related Escrow Accounts and Custodial Accounts, (iv) to the related Loan Files, in each case, subject to the terms, restrictions and conditions applicable thereto pursuant to the applicable Subject Servicing Agreement and Underlying Documents, (v) to be reimbursed for any Servicer Advances under the Subject Servicing Agreements, (vi) to exercise any optional termination or clean-up call provisions, if any, as set forth in the related Subject Servicing Agreements or PSAs, and (vii) to indemnification or other remedy, if any, from any subservicer of the Mortgage Loans or under the terms of the related Subject Servicing Agreements, PSAs or Underlying Documents relating to the period as of or after the date Purchasers acquire such Servicing Rights (if ever). The term Servicing Rights shall not include any obligations in connection with any representations and warranties with respect to the Mortgage Loans made by Seller or any of its Affiliates or any obligation to remedy breaches of any representations or warranties with respect to Seller or any of its Affiliates, the Mortgage Loans or to indemnify any party in connection therewith or the obligations of any Master Servicer under a PSA.
“Transferred Receivables Assets” has the meaning specified in the applicable Sale Supplement and includes any other Servicing Advances transferred to Holdings pursuant to this Agreement.
“Trustee” shall mean with respect to each Subject Servicing Agreement, the entity identified as the “trustee” or “indenture trustee” therein, or any successor trustee or successor indenture trustee, as applicable, thereto.

3

“Underlying Documents” means each operative document or agreement described on Schedule II attached to the related Sale Supplement executed in connection with each Securitization Transaction which is binding upon Seller, as servicer, if any.

4

Annex 1

Servicing Addendum

[attached]

Execution Version

SERVICING ADDENDUM
TO
NEW RMSR agreement

dated as of
January 18, 2018
by and among:
OCWEN LOAN SERVICING, LLC,
HLSS HOLDINGS, LLC,
HLSS MSR – EBO ACQUISITION LLC, and
NEW RESIDENTIAL MORTGAGE LLC

TABLE OF CONTENTS

Section 2.22Financial Covenants and Information; Covenant Compliance Reporting;[***].41

Section 5.7Seller to Engage Subservicer. 58
ARTICLE VI REPRESENTATIONS, WARRANTIES AND COVENANTS OF EACH

-ii-

-iii-

EXHIBITS

EXHIBIT A	[Reserved]
EXHIBIT B	MSR Portfolio Defense Addendum
EXHIBIT C-1	Termination Fee Schedule
EXHIBIT C-2	Termination Fee Calculation
EXHIBIT D	Exit Fee Percentage
EXHIBIT E-1	List of Servicing Reports
EXHIBIT E-2	Formatted Servicing Reports
EXHIBIT F	Service Level Agreements
EXHIBIT G	[***]
EXHIBIT H	Form of Monthly Financial Covenant Certification
EXHIBIT I-1	Critical Vendors
EXHIBIT I-2	[Reserved]
EXHIBIT J	Performance Triggers
EXHIBIT K	Advance Policy
EXHIBIT L	[Reserved]
EXHIBIT M	[Reserved]
EXHIBIT N	Client Management Protocols
EXHIBIT O	[Reserved]
EXHIBIT P-1	Transfer Procedures (Primary Servicing)
EXHIBIT P-2	Transfer Procedures (Master Servicing)
EXHIBIT Q	Level of Disclosure Schedule
EXHIBIT R	Master Servicing Addendum
EXHIBIT S	Transfer Milestones
EXHIBIT T-1	Form of RMSR Transfer Agreement
EXHIBIT T-2	Form of Sale Agreement
EXHIBIT U	Adjusted Fee Rate Calculation

SCHEDULES

-iv-

Schedule 1.1	Change of Control
Schedule 2.1(e)	Back-up Servicing Reports
Schedule 2.8(n)	Ramp-up Activities
Schedule 2.13(e)	Advance Dispute Resolution Mechanics
Schedule 5.7(a)	Oversight Expenses
Schedule 7.11	Representations Regarding Receivables
Schedule 8.1	Servicing Agreements with for convenience terminations

-v-

ARTICLE I
DEFINITIONS
Capitalized terms used but not defined herein shall have the terms assigned to such terms in the New RMSR Agreement. Whenever used in this Addendum, the following words and phrases, unless the context otherwise requires, shall have the following meanings specified in this Article I:
Addendum: Means this Servicing Addendum to the New RMSR Agreement.
Adjusted Fee Rate: The rate used to calculate Seller’s base servicing fee under clause (B)(1) of the definition of “Seller Economics” if applicable under Section 4.1, 5.4(c), (d), (e) or (j) or the rate used in determining the Monthly Fee Amount set forth in Exhibit J hereof and in either case calculated in accordance with Exhibit U hereof.
Advance Policy: The policies and procedures set forth on Exhibit K that the Seller shall be required to follow in connection with making new P&I Advances and Servicing Advances after the Effective Date and seeking recovery of P&I Advances and Servicing Advances (including in connection with seeking recovery of P&I Advances and Servicing Advances transferred to Holdings before the Effective Date), which policies and procedures may be modified pursuant to Section 2.3 hereof.
Affiliate: (i) With respect to Seller, Corporate Parent, OMS, Homeward Residential Holdings, Inc., Homeward Residential Inc. and the direct or indirect wholly-owned subsidiaries of Seller and the direct or indirect subsidiaries of Corporate Parent involved in forward mortgage servicing, forward mortgage lending or related ancillary services and (ii) with respect to the Purchasers and each NRZ O/S Entity, each other, New Residential Investment Corp. and the direct or indirect wholly-owned subsidiaries of New Residential Investment Corp.
Agency: Each of Fannie Mae, Freddie Mac and Ginnie Mae, as applicable.
Agency Guidelines: The Fannie Mae Guide, Freddie Mac Guide or Ginnie Mae Guide, as applicable, as such Agency Guidelines may be modified from time to time or enacted subsequent to the date of this Addendum, and any other applicable agreements, rules, regulations, directives, announcements, bulletins and instructions of the applicable Agency relating to the servicing or subservicing of residential mortgage loans.
Agency Subservicing Agreement: A subservicing agreement between an NRZ O/S Entity, as owner/servicer, and Seller, as subservicer, relating to the subservicing of Agency mortgage loans.
Ancillary Income: All income, fees, charges derived from the Mortgage Loans and REO Properties (other than (i) Servicing Fees, (ii) any Float Benefit, (iii) any prepayment premiums attributable to the Mortgage Loans not payable to an Investor, (iv) any Downstream Ancillary Income and (v) Prepayment Interest Excess), which the Seller is entitled to collect solely from third parties (and not from any Purchaser) under Applicable Requirements and Section 4.1, including but not limited to late fees, payoff fees, assumption fees, reinstatement fees, fees received with respect to checks on bank drafts returned by the related bank for insufficient funds, fees payable by third parties (in connection with HAMP, or other incentive fees associated with private label securities), loss mitigation fees, and similar types of fees arising from or in connection with any Mortgage Loan, in any case to the extent not exceeding or violating any applicable amounts or limitations under Applicable Requirements. In no event shall any Ancillary Income be paid from (i) Holdings Economics, (ii) Excess Servicing Fees, (iii) any prepayment premiums attributable to the Mortgage Loans not payable to an Investor, (iv) Prepayment Interest Excess, (v) reimbursed Servicing Advances and/or (vi) reimbursed P&I Advances.
AP Modifications: As defined in Section 2.3.
Applicable Requirements: As to any Mortgage Loan as of the time of reference with respect to the applicable capacity of Seller, whether as master servicer, primary servicer or subservicer, (i) all contractual obligations of the Seller as servicer with respect to the Mortgage Loans and/or the Servicing Rights, including without limitation those contractual obligations contained in this Addendum, the Servicing Agreements, any agreement with any Insurer, Investor or other Person or in the Mortgage Loan Documents; (ii) all federal, state and local legal and regulatory requirements (including, without limitation, laws, statutes, rules, regulations and ordinances) applicable to the Seller, the Servicing

Rights or the Servicing thereof, including without limitation the Vendor Oversight Guidance, the applicable requirements and guidelines of any Investor or Insurer, the CFPB, or any other Governmental Authority; (iii) all other judicial and administrative judgments, orders, stipulations, directives, consent decrees, awards, writs and injunctions applicable to the Seller, the Servicing Rights or the Mortgage Loans, (iv) the terms of the related Mortgage Instruments and Mortgage Notes, (v) the applicable Governmental Entity Guidelines with respect to any Mortgage Loan solely to the extent necessary to maintain or collect on insurance or guaranty from FHA, VA or USDA.
Approved Third-Party Appraisers: The following parties and any other residential mortgage servicing appraisal service provider provided agreed upon by Holdings and the Seller as an “Approved Third-Party Appraiser” for purposes of this Addendum: [***], or any successors thereto, unless either party hereto provides written notice to the other party of its disapproval of such successor.
Average Third Party Mark: In respect of any related Servicing Rights (inclusive of the Rights to MSRs and Excess Servicing Fees), or a portion thereof the average of two appraisals from two Approved Third-Party Appraisers engaged by Holdings pursuant to Section 5.1, 5.4 or 8.1. If any particular appraisal is a range of values, then such appraisal shall be the mean of such range of values for purpose of this definition.
Average Third Party Mark Payment: As defined in Section 8.1.
BCP: As defined in Section 2.18.
Business Day: Any day other than (a) a Saturday or Sunday, (b) a day on which banking institutions in the States of New York, California, Florida, Iowa or Texas or the Commonwealth of Pennsylvania are authorized or obligated by law or by executive order to be closed, (c) a day that is not a business day as provided in the applicable Servicing Agreement or (d) such other days as agreed upon by the parties in writing.
CFPB: The Consumer Financial Protection Bureau, an independent federal agency operating as part of the United States Federal Reserve System.
Change of Control: Unless otherwise consented to by Holdings (a decision on which shall not be unreasonably delayed) with respect to the Seller, shall mean (i) any transaction or event as a result of which the Corporate Parent ceases to own, directly or indirectly, more than 50% of the stock of Seller; (ii) the sale, transfer, or other disposition of all or substantially all of Seller’s assets (excluding any such action taken in connection with any securitization transaction or routine sales of mortgage loans); or (iii) the consummation of a merger or consolidation of Seller with or into another entity or any other corporate reorganization, if more than fifty percent (50%) of the combined voting power of the continuing or surviving entity’s equity outstanding immediately after such merger, consolidation or such other reorganization is owned by persons who were not equityholders of the Seller immediately prior to such merger, consolidation or other reorganization. Unless otherwise consented to by Holdings (a decision on which consent shall not be unreasonably delayed) with respect to the Corporate Parent, shall mean (i) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act as in effect on the Effective Date) shall have obtained the power (whether or not exercised) to elect a majority of the board of directors (or equivalent governing body) of the Corporate Parent (ii) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act as in effect on the Effective Date) is or shall become the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act as in effect on the Effective Date), directly or indirectly, of forty nine percent (49%) or more on a fully diluted basis of the voting interests in the Corporate Parent’s Equity Interests, or (iii) the current members of the Corporate Parent’s board of directors as of the Effective Date (or equivalent governing body) shall cease to represent a majority of the directors of the Corporate Parent’s board of directors (or equivalent governing body). Notwithstanding the foregoing, Holdings agrees that it will use its reasonable discretion in evaluating certain transactions as further identified on Schedule 1.1. and that, to the extent applicable, it will coordinate its evaluation and any applicable consent with any such evaluation or consent by the NRZ O/S Entities under the NRZ Subservicing Agreements.
Change Request: As defined in Section 2.3.
Change Notice: As defined in Section 2.3.

Charged-off Loans: Any Mortgage Loans that have been charged off in accordance with Applicable Requirements and Servicing Procedures.
Claim: Any claim, demand or litigation related to the Mortgage Loans, the Servicing, the Servicing Rights, Rights to MSRs, Excess Servicing Fee or this Addendum.
Client Contract: A “Subservicing Agreement” as defined in the applicable Servicing Agreement (or other like terminology used to reference the agreement giving rise to the applicable SBO Servicer’s obligations to service the Mortgage Loans related to such Servicing Agreement).
Commission: The United States Securities and Exchange Commission.
Compensating Interest: Amounts required to be paid to the applicable Investor pursuant to the applicable Servicing Agreement for shortfalls in interest payments, if any, in connection with respect to principal prepayments or shortfalls (which shortfalls are not attributable to the failure of the Seller to service in accordance with Applicable Requirements), if any.
Compensatory Fees: Any compensatory fees, fines, penalties or other monies assessed by the Governmental Entity for failure to adhere to the applicable Governmental Entity Guidelines in servicing the Mortgage Loans, including without limitation applicable foreclosure, reporting and remitting timelines.
Corporate Parent: Ocwen Financial Corporation, or any successor thereto.
Critical Report: The reports (other than the Purchaser Regulatory Reports) identified as such on Exhibit E-1 attached hereto which the Seller is required hereunder to deliver to the Purchasers, which report list shall be amended from time to time upon mutual agreement of the Seller and Holdings.
Critical Vendor: As defined in Section 2.4(a).
Custodial Account: With respect to each Investor, the accounts created and maintained at a Qualified Depository designated by Holdings in which Custodial Funds for the related Mortgage Loans are deposited and held in the name of the Seller to the extent not prohibited by the applicable Servicing Agreement.
Custodial Funds: All funds held by or on behalf of the Seller with respect to the Mortgage Loans, including, but not limited to, all principal and interest funds and any other funds due Investors, buydown funds maintained by or on behalf of the Seller relating to the Mortgage Loans, exclusive of Escrow Payments.
Custodian: With respect to each Mortgage Loan, the document custodian designated by Seller (to the extent permitted in the applicable Servicing Agreement) or the applicable Investor to act as custodian of the Mortgage Loan Documents for such Mortgage Loan.
Default Firms: Shall have the meaning assigned to such term in Section 2.4.
Delinquency or Delinquent: With respect to any Mortgage Loan, the Mortgage Loan that would be considered one month or more delinquent following the OTS Methodology.
Downstream Ancillary Income: Any and all income or fees referenced on the applicable HUD-1/closing disclosure relating to REO Disposition Services.
Depositor: The depositor, as such term is defined in Regulation AB, with respect to any securitization transaction.
Effective Date: January 18, 2018.
Effective Date of Termination: With respect to the termination of Seller, (i) if terminated pursuant to Section 5.1(b) during the Initial Term, the day which is one hundred and eighty (180) days following the date on which Holdings notified the Seller of its Termination, (ii) if, after the Initial Term, not affirmatively renewed for an additional term pursuant to Section 5.1(b), the last day of the then-current term and (iii) if terminated pursuant to Section 5.1(d), or Section 5.3, the date Holdings notifies Seller of its termination. With respect to a termination of Purchasers, (i) if terminated pursuant to Section 5.1(c) the last Business Day of the term in which the Seller notified Holdings of the termination of the Purchasers and (ii) if terminated pursuant to Section 5.6, the date Seller notifies Holdings of the termination of the Purchasers.
Equity Interests: With respect to any Person, any and all shares, interests, rights to purchase, warrants, options, participation or other equivalents of or interest in (however designated) equity of such Person, including any common stock, preferred stock, any limited or general partnership interest and any limited liability company membership interest, as applicable; provided that, for the avoidance of doubt and without limitation, “Equity Interests” shall exclude the convertible notes and any other indebtedness convertible into or exchangeable for Equity Interests.
Escrow Account: With respect to each Investor, a time deposit or demand account (in the name of the Seller to the extent not prohibited by the applicable Servicing Agreement) created and maintained at a financial institution designated by Holdings for the deposit of Escrow Payments and related disbursements, as required by the applicable Servicing Agreement.
Escrow Agent: The Bank of New York Mellon Trust Company or such other Person as mutually agreed upon by Holdings and the Seller.
Escrow Agreement: That certain agreement among the Purchasers, the Seller and the Escrow Agent, entered into prior to the applicable Successor Transfer Date.
Escrow Payments: The amounts required to be escrowed by the Mortgagor pursuant to any Mortgage Loan and held in Escrow Accounts pursuant to the Applicable Requirements (including interest accrued thereon for the benefit of the Mortgagors under the Mortgage Loans, if required by law or contract).
Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
Exit Fee: An amount equal to the product of (A) the unpaid principal balance of the Mortgage Loans to be included in the related Resecuritized Transaction where the Seller is not being retained under the Resecuritization Transaction pursuant to Section 5.1(d) and (B) the applicable Exit Fee Percentage.
Exit Fee Percentage: The applicable basis points set forth in Exhibit D associated as of the actual successor transfer date set forth in Exhibit D.
Fannie Mae: The Federal National Mortgage Association, or any successor thereto.
Fannie Mae Guide: The Fannie Mae Single Family Servicing Guide, as amended, supplemented or otherwise modified from time to time.
FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.
FHA: The Federal Housing Administration of the Department of Housing and Urban Development of the United States of America, or any successor.
FHA Regulations: Regulations promulgated by HUD under the National Housing Act, codified in Title 24 of the Code of Federal Regulations, and other HUD issuances relating to mortgage loans insured by the FHA.
Fidelity and Errors and Omissions Insurance: As defined in Section 2.12.
Float Benefit: All benefit (including interest or earnings) related to the Escrow Accounts (net of amounts due to the related Mortgagors under applicable law) and the Custodial Accounts, as applicable, with respect to the Mortgage Loans.

Foreclosure Liquidation: The liquidation of a defaulted Mortgage Loan through foreclosure sale.
Formatted Servicer Report; As defined in Section 2.8(c).
Freddie Mac: The Federal Home Loan Mortgage Corporation, or any successor thereto.
Freddie Mac Guide: The Freddie Mac Single Family Servicing Guide, as amended, supplemented or otherwise modified from time to time.
GAAP: Generally accepted accounting principles in effect from time to time in the United States of America.
Ginnie Mae: The Government National Mortgage Association, or any successor thereto.
Ginnie Mae Guide: The Ginnie Mae Mortgage Backed Securities (MBS) Guide, as amended, supplemented or otherwise modified from time to time.
Governmental Authority: Any court, board, agency, State Agency, commission, office or other authority or quasi-governmental authority or self-regulatory organization of any nature whatsoever for any governmental unit (foreign, federal, state, county, district, municipal, city or otherwise) whether now or hereafter in existence.
Governmental Entity: Each of FHA, USDA and VA, as applicable.
Governmental Entity Guidelines: The FHA Regulations, USDA Regulations, or VA Regulations, as applicable, as such Governmental Entity Guidelines may be modified from time to time or enacted subsequent to the date of this Addendum, and any other applicable agreements, rules, regulations, directives, announcements, bulletins and instructions of the applicable Governmental Entity relating to the servicing or subservicing of residential mortgage loans.
HAMP: The Home Affordable Modification Program implemented by the United States Department of Treasury pursuant to Section 101 and 109 of the Emergency Economic Stabilization Act of 2008, as the same may be amended or modified.
Holdings Economics: The sum of the following, without duplication, (i) all Rights to MSRs in respect of the Servicing Agreements, (ii) all recoveries on the Mortgage Loans of Servicing Advances and P&I Advances which were purchased by Holdings from the Seller, (iii) if positive, the excess of all penalties assessed pursuant to Section 2.7(d) minus all bonuses payable pursuant to Section 2.7(d), and (iv) all other outstanding amounts collected and payable to the Purchasers under this Addendum (including Float Benefit pursuant to Section 2.8(h)) and minus (v) the Excess Servicing Fee.
Holdings Expenses: “Out-of-pocket” costs to third parties incurred in accordance with Applicable Requirements by the Seller in servicing the Mortgage Loans and REO Properties that are not reimbursable by the related Mortgagor, by the related Investor or from Liquidation Proceeds in accordance with the applicable Mortgage Loan Documents and/or Servicing Agreement, as applicable, and that constitute the cost of (a) Mortgagor counseling fees payable to a third party, (b) any Mortgage Loan Assignment, recording, trustee, endorsement or release fee including recordation of powers of attorney and any MERS charges, which fees are not reimbursable to Seller by any other party, (c) funds to repurchase Mortgage Loans from the applicable Investor to the extent the Seller obtained the prior written consent of Holdings to repurchase such Mortgage Loan(s), (d) interest on escrow payable to Mortgagors in accordance with Section 2.2(a)(iv), (e) LPMI premiums, (f) Compensating Interest, (g) amounts payable by Holdings in accordance with Section 2.3 of this Addendum, (h) all bank fees accrued in connection with the Custodial Accounts and the Escrow Accounts under Section 2.5, (i) solely with respect to the applicable Mortgage Loans related to the Master Servicing Rights, the compensation of the applicable trustee to the extent the related Servicing Agreement requires that the Master Servicer is required to pay the trustee its compensation as calculated thereunder and (j) any other fees or amounts expressly agreed by Holdings to be paid by Holdings pursuant to this Addendum (other than indemnity payments to be made in accordance with Article VIII).
HUD: The United States Department of Housing and Urban Development, or any successor thereto.

Initial Response: As defined in Section 2.3.
Initial Response Backup: As defined in Section 2.3.
Initial Response Notice: As defined in Section 2.3.
In-process Loan Modification: A trial or permanent loan modification offered by the Seller or any prior servicer that was either accepted by the Mortgagor or for which the time for the Mortgagor to accept the offer has not expired and the offer has not been rejected. The term also means and includes (a) trial modifications in which the Seller or any prior servicer agreed to modify the payment terms of the Mortgage Loan unless the Seller or a prior servicer has clear written evidence that the Mortgagor has failed to perform under the trial loan modification terms and (b) modifications in which the Mortgagor completed making the trial payments, but the permanent modification was not inputted into the Seller’s or any prior servicer’s system.
Insurer: FHA, VA, USDA or any private mortgage insurer, pool insurer and any insurer or guarantor under any standard hazard insurance policy, any federal flood insurance policy, any title insurance policy, any earthquake insurance policy or other insurance policy, and any successor thereto, with respect to the Mortgage Loan or the Mortgaged Property.
Interim Servicing Agreement: The agreements entered into by the Seller, NRM, Affiliates thereof and/or certain other parties on the dates of related clean-up calls with respect to certain identified Mortgage Loans serviced hereunder which agreements shall be substantially similar to the following documents: [***].
Internal Cost Variance: As defined in Section 2.10.
Internal Mark: The Purchasers’ internal valuation of the related Servicing Rights (inclusive of the Rights to MSRs and Excess Servicing Fees), as of the last day of the calendar month then most recently ended. Such valuation shall be determined consistently (i) with GAAP and (ii) in the manner in which the internal valuations of the Servicing Rights are calculated in the Purchasers’ books and records.
Investor: Any securitization trust, issuer or other owner of the Mortgage Loans for which the Seller services such Mortgage Loans pursuant to a Servicing Agreement. For purposes of this Addendum, references to the Investor shall include a trustee, master servicer, securities administrator or other party acting on behalf of an Investor but shall not include any Agency.
Loss or Losses: Any and all losses, damages, deficiencies, Claims, liabilities, penalties, costs or expenses, including without limitation reasonable costs of investigation (solely to the extent such investigation is required to address a third party claim), attorneys’ fees and disbursements; provided, however, that to the extent any party is seeking indemnity or reimbursement for “Losses” in connection with the costs of an investigation by such party to address a third party claim, such claim must have been brought against such party.
Loss Mitigation: With respect to any Mortgage Loan, any modified or proposed payment arrangement, proposed, trial or permanent loan modification, In-process Loan Modification, forbearance plan, short sale, deed-in-lieu agreement, HAMP and any other non-foreclosure home retention or non-retention option offered by the Seller or any prior servicer that is made available to the Mortgagor by or through the Seller or any prior servicer, including any application or request of a Mortgagor for any of the foregoing. For avoidance of doubt, this definition shall apply only to Mortgage Loans in loss mitigation or where a loss mitigation application is pending.
Master Servicer: The “Master Servicer” as defined in the applicable Servicing Agreement (or other like terminology used to reference the entity that performs Master Servicing functions under such Servicing Agreement).
Master Servicing: Subject to Applicable Requirements, the master servicing functions related to the Servicing Rights under the applicable Servicing Agreement, Client Contract and this Addendum, including, without limitation, the operational functions of receiving and reconciling funds from SBO Servicers, reconciling servicing activity with respect to servicing performed by SBO Servicers, calculating remittance amounts to certificateholders, sending remittances to the trustee for distributions to certificateholders, investor and tax reporting, bond administration, coordinating loan repurchases, overseeing of servicing of the SBO Servicers, approving SBO Servicers’ requests for non-delegated activities, and/or management and liquidation of REO Properties (including appraisals and brokerage services).
Master Servicing Addendum: As defined in Section 2.1(h).
Material Adverse Change: With respect to any Person, any material adverse change in the business, condition (financial or otherwise), or operations, of such Person.
Material Adverse Effect: With respect to the Seller (a) a Material Adverse Change with respect to the Seller or any of its Affiliates taken as a whole; (b) a material impairment of the ability of the Seller to perform under this Addendum or any NRZ Subservicing Agreement, or to avoid a Seller Termination Event; (c) a material adverse effect upon the legality, validity, binding effect or enforceability of this Addendum against the Seller; or (d) a material adverse effect upon the value or marketability of a material portion of the Servicing Rights related to the Mortgage Loans serviced by the Seller pursuant to this Addendum.  With respect to the Servicing Rights related to the Mortgage Loans serviced by the Seller pursuant to this Addendum, a material adverse effect (a) upon the value or marketability of a material portion of the Servicing Rights or (b) on the ability of the Seller to realize the full benefits of the Servicing Rights. With respect to the Purchasers taken as a whole (a) a Material Adverse Change with respect to such Purchaser or any of its Affiliates taken as a whole; (b) a material impairment of the ability of such Purchaser to perform under this Addendum, or to avoid any Purchaser Termination Event under this Addendum (that cannot be timely cured, to the extent a cure period is applicable); (c) a material adverse effect upon the legality, validity, binding effect or enforceability of this Addendum against such Purchaser; or (d) a material adverse effect upon the value or marketability of a material portion of the Servicing Rights related to the Mortgage Loans serviced by the Seller pursuant to this Addendum.
Material Change: A change in the portfolio of Mortgage Loans and REO Properties serviced by the Seller under this Addendum, (a) resulting from any of the transactions contemplated under Section 7 of the New RMSR Agreement or under Sections 5.4(c), (d) or (e) of this Addendum representing [***]% or greater of the total population serviced under this Addendum, based on outstanding UPB as of the month-end immediately preceding such transactions, or (b) resulting from the termination of any NRZ Subservicing Agreement (other than the termination of the NRM Subservicing Agreement solely in connection with the transfer in whole of the subservicing of the mortgage loans subserviced thereunder to the Shellpoint Subservicing Agreement).  The [***]% threshold, if applicable, shall be assessed on the basis of the cumulative impact of all such transactions beginning on the later of (i) the Effective Date and (ii) the most recent date any Adjusted Fee Rate was established.
Material Debt Agreement: Any debt, repurchase agreement, loan and security agreement or similar credit facility or agreement for borrowed funds in the amount of twenty million dollars ($20,000,000) or more in the aggregate between a lender and the Seller, the Corporate Parent or any subsidiary or Affiliate of Seller (other than Automotive Capital Services, Inc. and Liberty Home Equity Solutions, Inc.).
Measurement Balance: As of any date of determination, the unpaid principal balance of the Measurement Loans.
Measurement Loans: Other than any Mortgage Loans with respect to which the Seller is solely performing Master Servicing functions, any Mortgage Loans subject to an MSRPA Servicing Agreement (as defined in the New RMSR Agreement) as of the date of the New RMSR Agreement or that were previously subject to a Deferred Servicing Agreement (as defined in the Master Agreement) and which, in each case, are being serviced or subserviced by the Seller for Purchasers, any NRZ O/S Entity or any of their respective Affiliates or securitizations sponsored by New Residential Investment Corp. or any of its subsidiaries, including on an interim basis, but excluding any Mortgage Loans with respect to which (x) the Servicing Rights have been transferred to a third party pursuant to the New RMSR Agreement or this Addendum, (y) the Rights to MSRs and Transferred Receivables Assets have been transferred to Seller or an Affiliate of Seller pursuant to the New RMSR Agreement or this Addendum or (z) the subservicing of such Mortgage Loans is being performed by a party other than Seller or an Affiliate of Seller pursuant to Section 5.7.
MERS: Mortgage Electronic Registration Systems, Inc., or any successor thereto.

[***]
Minimum Transfer Requirements: The delivery by Seller of notices to the Mortgagors relating to the servicing transfer in accordance with Applicable Requirements, Seller’s providing of opinions of counsel, certifications and other documents to the extent expressly required to be delivered by Seller under the applicable Servicing Agreement in order to obtain the applicable Third Party Consents, commercially reasonable terms necessary to support the process of obtaining the applicable Third Party Consents and any additional considerations, or framework for cooperation by the parties or their Affiliates as the parties may agree to by notice to each other from time to time. This Servicing Addendum shall be considered an “Applicable Agreement” for purposes of the Notice of Minimum Agreed-Upon Consent Process Standards, dated as of January 18, 2018, by and between Seller and NRM, solely to the extent, and subject to the conditions and limitations, expressly set forth in such notice.
Monthly Financial Covenant Certification: As defined in Section 2.22.
Mortgage: The mortgage, deed of trust or other instrument creating a first or second lien on a Mortgaged Property securing a Note (or a first or second lien on (a) in the case of a cooperative, the related shares of stock in the cooperative securing the Note and (b) in the case of a ground rent, the leasehold interest securing the Note).
Mortgage Loan Documents: With respect to each Mortgage Loan, (a) the original Mortgage Loan documents held by the Custodian, including the Note, and if applicable, cooperative mortgage loan related documents and (b) all documents required by the applicable Investor to be held by the Custodian under Applicable Requirements.
Mortgage Servicing File: With respect to each Mortgage Loan, all documents whether in hard copy, computer record, microfiche or any other format, evidencing and pertaining to a particular Mortgage Loan and relating to the processing, origination, servicing, collection, payment and foreclosure of such Mortgage Loan, necessary to service the Mortgage Loans in accordance with Applicable Requirements or required to be held by the servicers under Applicable Requirements, including without limitation the following documents with respect to each Mortgage Loan: (a) a schedule of all transactions credited or debited to the Mortgage Loan, including the Escrow Account and any suspense account; (b) copies of the Mortgage Loan Documents; (c) any notes created by the Seller (or any prior servicer) personnel reflecting communications with the Mortgagor about the Mortgage Loan; (d) any reports specific to the Mortgage Loan created by the Seller (or any prior servicer) in connection with the Servicing of the Mortgage Loan; (e) copies of information or documents provided by Mortgagor to the Seller in connection with any error resolution or loss mitigation; and (f) any documents or records required to be maintained by the servicer under the applicable Servicing Agreement.
Mortgaged Property: The real property securing a Mortgage Loan, including all buildings and fixtures thereon.
Mortgagor: The mortgagor, grantor of security deeds, grantor of trust deeds and deeds of trust, and the grantor of any Mortgage.
MSR Sale: As defined in Section 5.4(c).
New Mortgage Loan: With respect to any existing Mortgage Loan subject to this Addendum, a new mortgage loan (i) which is originated when the related Mortgagor (A) refinances such existing Mortgage Loan with proceeds from such new mortgage loan which is secured by the same mortgaged property or (B) pays off in full such existing Mortgage Loan and obtains a new mortgage loan secured by a different mortgaged property and, in each case, such refinancing or new borrowing resulted from the solicitation efforts of the Seller or any brokers, correspondent lenders, agents or independent contractors that Seller engaged to solicit such refinancing or new borrowing on its behalf and (ii) for which the related Servicing Rights are transferred to an NRZ O/S Entity pursuant to Exhibit B.
New RMSR Agreement: The New RMSR Agreement dated as of January 18, 2018 among Seller, the Purchasers and NRM, as may be amended, supplemented or otherwise modified from time to time.
NRM: New Residential Mortgage LLC.
NRM Subservicing Agreement: The Subservicing Agreement, dated as of July 23, 2017, between NRM, as owner/servicer, and Seller, as subservicer, as may be amended, supplemented or otherwise modified from time to time.

Note: The original executed note evidencing the indebtedness of a Mortgage.
NRZ O/S Entity: Each of NRM and Shellpoint.
NRZ Subservicing Agreement: Each of the NRM Subservicing Agreement and the Shellpoint Subservicing Agreement, as may be amended, supplemented or otherwise modified from time to time.
Off-shore Vendor: Any Vendor which is located outside the United States of America and/or the services provided by any Vendor are being performed outside the United States of America.
Option Price: As defined in Section 5.4(c)(i)(A).
Original Closing Date: July 23, 2017.
OTS Methodology: A method of calculating delinquency of a Mortgage Loan based upon The Office of Thrift Supervision method, under which method a Mortgage Loan is considered delinquent if the payment has not been received by the Mortgage Loan’s next due date. For example, a Mortgage Loan with a due date of August 1, 2017, with no payment received by the close of business on September 1, 2017, would have been reported as delinquent on October 1, 2017.
P&I: Principal and interest.
P&I Advance: Principal and interest, if any, advanced to an Investor related to a Mortgage Loan, required to be made under the applicable Servicing Agreement.
Performance Triggers: Any of the events set forth on Exhibit J, as may be modified by mutual agreement of the parties from to time as contemplated therein or through other written agreement of the parties, it being understood that, to the extent applicable, the Seller, the Purchasers and the NRZ O/S Entities shall coordinate with respect to any modifications to the Performance Triggers under and as defined in the respective NRZ Subservicing Agreement and any modifications to the Performance Triggers hereunder.
Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company, limited partnership, government or any agency or political subdivision thereof or any similar entity.
PMI: Private mortgage insurance.
PMI Companies: The insurance companies that have issued PMI policies insuring any of the Mortgage Loans.
Prepayment Interest Excess: With respect to each Mortgage Loan that was the subject of a principal prepayment, the amount of interest, if any, that is payable with respect to such principal prepayment to the extent such amount is payable to the Purchasers as additional servicing compensation pursuant to the related Servicing Agreement.
Prime Rate: The prime rate announced to be in effect from time to time, as published as the average rate in The Wall Street Journal (Northeast edition).
Purchaser: Either MSR-EBO or Holdings, as applicable.
Purchasers: Collectively, MSR-EBO and Holdings.
Purchaser Direction: As defined in Section 2.3.
Purchaser Regulatory Report: The reports identified “Regulatory Reports” in the Formatted Servicing Reports attached hereto which the Seller is required hereunder to deliver to the Purchasers, which report list shall be amended from time to time pursuant to Section 2.3.
Purchaser Termination Event: As defined in Section 5.6.

Qualified Depository: A depository (a) the accounts of which are insured by the Federal Deposit Insurance Corporation, or any successor thereto and (b) that is compliant with Applicable Requirements.
Rating Agencies: Standard & Poor’s Financial Services LLC, Moody’s Corporation, Fitch Ratings, Inc., DBRS, Inc., Kroll Bond Rating Agency, Inc. and, if specified in any related Securitization Transaction, any other nationally recognized statistical rating organization or their respective successors, or any successor in interest thereto.
Reconciliation Report: As defined in Section 4.1.
Reconstitution Date: The date(s) on which any or all of the Mortgage Loans serviced under this Addendum shall be removed from this Addendum and reconstituted as part of a Securitization Transaction pursuant to Section 9.1.
Regulation AB: Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in (a) the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,631 (Jan. 7, 2005)), (b) the adopting release (Asset-Backed Securities, Securities Act Release Nos. 33-9638 and 34-72982, 79 Fed. Reg. 57,183, 57,346 (September 24, 2014)) or (c) by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.
REMIC: A “real estate mortgage investment conduit” within the meaning of Section 860D of the Code.
REMIC Provisions: Provisions of the federal income tax law relating to REMICs, which appear in Sections 860A through 860G of Subchapter M of Chapter 1, Subtitle A of the Code, and related provisions, and regulations, rulings, or pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.
Remittance Date: The monthly remittance date as set forth in the related Servicing Agreement.
REO Disposition Services: The services provided by a Vendor or services which such Vendor controls, which shall include, without limitation, valuation services, property preservation and inspection, trustee services, insurance, title services, management services, liquidation services (REO sales, short sales), due diligence services, mortgage charge off collection, mortgage fulfillment and underwriting services unless otherwise agreed to by the parties, but shall exclude umbrella insurance on REO Properties.
REO Property: A Mortgaged Property acquired on behalf of an Investor by foreclosure or other similar process.
Reporting Date: With respect to each report listed in Exhibit E-1, the date specified therein.
Representatives: With respect to any Purchaser, any NRZ O/S Entity, its employees, managers, advisors, agents, contractors, counsel, auditors and other representatives of such Purchaser or NRZ O/S Entity.
SBO Servicer: A “Servicer” or “Subservicer” as defined in the applicable Servicing Agreement for servicing and administration (or other like terminology used to reference the entity that is overseen by the Master Servicer under such Servicing Agreement), which may be the Seller.
Securitization Servicing Agreement: The agreement entered into by the Seller, NRM and certain other parties on the Reconstitution Date or Reconstitution Dates with respect to certain identified Mortgage Loans serviced hereunder in connection with a Securitization Transaction, which agreement shall be substantially similar to [***] (including, but not limited to, with respect to the compensation of the Seller and the payment of a portion of the servicing fee arising under such Securitization Servicing Agreement to NRM or its Affiliate pursuant to the [***]), or such other securitization servicing agreement as Holdings and Seller may mutually agree upon.
Securitization Transaction: Any transaction involving either (a) a sale or other transfer of certain identified Mortgage Loans directly or indirectly by New Residential Investment Corp. or its Affiliates to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or (b) an issuance of publicly offered or privately placed, rated or unrated securities (directly or indirectly by New

Residential Investment Corp. or its Affiliates), the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.
Seller Economics: With respect to any calendar month, an amount equal to the sum of (A) if positive, the excess of all bonuses payable pursuant to Section 2.7(d) over all penalties assessed pursuant to Section 2.7(d) and (B) an amount equal to (x) the product of (i) either (1) [***] or (2) if applicable, the Adjusted Fee Rate and (ii) the total unpaid principal balance of the Mortgage Loans as of the first Business Day of such calendar month that were serviced by the Seller during such calendar month, excluding those Mortgage Loans which the Seller is solely performing Master Servicing functions in this Addendum divided by (y) twelve (12) and (C) with respect to those Mortgage Loans the Seller is performing Master Servicing functions in this Addendum (which may be in addition to amounts described in clause (B)), an amount equal to (x) the product of (i) [***] and (ii) the total scheduled unpaid principal balance of such Mortgage Loans (which the Seller is performing Master Servicing functions in this Addendum) as of the first Business Day of such calendar month divided by (y) twelve (12); provided, however, in all cases, the Seller shall only be entitled to a pro rata portion of such fees during the related month.
Seller Termination Event: As defined in Section 5.3(a).
Service Level Agreements or SLAs: As defined in Section 2.7(a) of this Addendum.
Servicing: Subject to Applicable Requirements, the servicing functions for the Mortgage Loans under the applicable Servicing Agreement and this Addendum, including, without limitation, the usual servicing operational functions of providing customer statements, accepting and applying customer payments, calculating, holding and applying escrowed amounts, providing customer service, collecting defaulted accounts, performing loss mitigation and any other obligations of the Seller under the applicable Servicing Agreements and performing portfolio defense services in accordance with the provisions contained in Exhibit B.
Servicing Advance: All customary, reasonable and necessary actual “out of pocket” costs and expenses incurred by the Seller in accordance with the Applicable Requirements and the Advance Policy, and after the Effective Date, subject to the terms of this Addendum, excluding any P&I Advance or indemnification amounts payable by the Seller pursuant to this Addendum.
Servicing Agreement: With respect to each Mortgage Loan, the related servicing agreement, pooling and servicing agreement, subservicing agreement or similar agreement pursuant to which the Seller is a party as the servicer (including master, special, primary or subservicer) thereunder as of the related Effective Date, addressing the Servicing Rights and servicing obligations with respect to such Mortgage Loan, which servicing agreement is identified or described on Schedule 2 to the New RMSR Agreement. Each “Subject Servicing Agreement” under the New RMSR Agreement is a “Servicing Agreement.”
Servicing Assets: As defined in Section 5.4(c)(i)(A).
Servicing Criteria: The “servicing criteria” used and identified in the Seller’s 2016 Regulation AB reporting as the same may be modified from time to time to comply with any amendments, modifications, supplements or interpretations that relate to Item 1122(d) of Regulation AB.
Servicing Fees: The aggregate amount payable to the Seller under the applicable Servicing Agreement (including any deferred servicing fees and Downstream Ancillary Income) related to a Mortgage Loan as consideration for servicing such loan, expressed as a percentage of the unpaid principal balance thereof or a dollar amount per Mortgage Loan and excluding Ancillary Income. In addition, solely with respect to the applicable Mortgage Loans related to the Master Servicing Rights, any net gain from REO Properties resulting from liquidation proceeds exceeding the amount due to certificateholders or the applicable Investor after reimbursement of all expenses to the related SBO Servicer.
Servicing Procedures: The Seller’s internal written procedures applicable to the servicing and subservicing of mortgage loans similar to the Mortgage Loans, including but not limited to delinquency and loss mitigation efforts

(i.e., modification, short sales, deed-in-lieu, cash for keys, etc.), as such procedures may be modified from time to time in accordance with Section 2.3.
Servicing Rights: Subject to any applicable Servicing Agreement, with respect to a Mortgage Loan, solely to the extent applicable to the relevant capacity of Seller, whether as master servicer, primary servicer or subservicer, collectively, (i) the rights and obligations to service, administer, collect payments for the reduction of principal and application of interest thereon, collect payments on account of taxes and insurance, pay taxes and insurance, remit collected payments, provide foreclosure services, provide full escrow administration, (ii) any other obligations required by any Investor in connection with such Mortgage Loan pursuant to the applicable Servicing Agreement, (iii) the right to possess any and all documents, files, records, Mortgage Servicing File, servicing documents, servicing records, data tapes, computer records, or other information pertaining to such Mortgage Loan or pertaining to the past, present or prospective servicing of such Mortgage Loan, (iv) the right to receive Servicing Fees, Ancillary Income, Float Benefit, Prepayment Interest Excess or other compensation (including any outstanding Servicing Fees), (v) the rights of the servicer, if any, to exercise option redemption, optional termination or clean-up call rights under the applicable Servicing Agreement, (vi) any other rights of the servicer set forth in the applicable Servicing Agreement and (vii) all rights, powers and privileges incident to any of the foregoing, subject, in each case, to any rights, powers and prerogatives retained or reserved by the Investors.
Servicing Transfer Costs: All reasonable out-of-pocket costs and expenses incurred in connection with the transfer of the servicing of the Mortgage Loans, including, without limitation, any Third-Party Consents, any reasonable costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the transferee servicer or subservicer, as applicable, to correct any errors or insufficiencies in the servicing data or otherwise enable the transferee servicer or subservicer to service the Mortgage Loans properly and effectively, all costs and expenses incurred in connection with the transfer and delivery of the Mortgage Loans, if applicable, including costs and expenses incurred to transfer existing imaged copies (with existing indexing) of all documents related to the Mortgage Loans, recording fees, fees for the preparation, delivery, tracking and recording of assignments of Mortgages or any MERS transfer related costs related to a transfer of servicing and all costs associated with the transfer of (or, if not transferable to a successor servicer or subservicer, the purchase of) life of loan tax service and flood certification contracts. For the avoidance of doubt, “Servicing Transfer Costs” shall not include any boarding or deboarding fees.
Shellpoint: New Penn Financial, LLC, d/b/a Shellpoint Mortgage Servicing.
Shellpoint Subservicing Agreement: A subservicing agreement between Shellpoint, as owner/servicer, and Seller, as subservicer, in form and substance substantially identical to the NRM Subservicing Agreement.
SP Modifications: As defined in Section 2.3.
State Agency: Any state or local agency with authority to (i) regulate the business of the Purchaser or the Seller or the Corporate Parent, including without limitation any state or local agency with authority to determine the investment or servicing requirements with regard to mortgage loans originated, purchased or serviced by the Purchaser or the Seller or the Corporate Parent, or (ii) originate, purchase or service mortgage loans, or otherwise promote mortgage lending, including without limitation state and local housing finance authorities.
Substitute RMSR Arrangement: As defined in Section 5.4(c).
Substitute Vendor: Any Person having all applicable qualifications, licenses and/or requisite approvals to provide similar services under this Addendum which a Vendor is currently performing and, in connection with Seller’s obligation to reasonably cooperate with a Substitute Vendor that “is reasonably acceptable to Seller”, the parties hereby agree that it would be “reasonably acceptable” if the Substitute Vendor has been approved, consistent with process set forth in Section 2.3(f).
Successor Transfer Date: As defined in Section 5.4(a).

Superior Lien: With respect to any second lien Mortgage Loan, any other mortgage loan relating to the corresponding Mortgaged Property which creates a lien on the Mortgaged Property which is senior to the lien securing the Mortgage Loan.
Termination Date: With respect to any Mortgage Loan, the date on which the Seller purchases the related Servicing Assets pursuant to Section 5.4(c)(i)(A) or (B) or 5.4(e)(i)(A) or (B), as applicable.
Termination Fee: The fee payable by Holdings to the Seller as provided in Section 5.4(a) and (b) which fee, if any, shall equal the applicable amount set forth in Exhibit C-1 and calculated in accordance with Exhibit C-2, shall not be refundable under any circumstances, and shall not be subject to reduction by way of setoff, recoupment, defense, counterclaim, or otherwise.
Termination Party: With respect to any Servicing Agreement, a trustee, master servicer, or any other third party that is not an Affiliate of any Purchaser or any NRZ O/S Entity (or induced by any Purchaser or any NRZ O/S Entity or any of their respective Affiliates) with, in each case, the contractual right under such Servicing Agreement to terminate the servicer or subservicer thereunder, or to direct another party to terminate the servicer or subservicer, upon a servicer default, which, in the case of securityholders, means having current and actual ownership of a sufficient percentage of securities to exercise such right.
Third Party Purchase Agreement: As defined in the New RMSR Agreement.
Third Party Sale Agreement: A third party sale agreement to be mutually agreed to by the parties and substantially similar to the form agreement attached to the email sent by [***] to [***] on January 10, 2018.
T&I: Taxes and insurance.
Transfer Agreement: The Transfer Agreement, dated as of July 23, 2017, between NRM, New Residential Investment Corp., Seller and Corporate Parent, as may be amended, supplemented or otherwise modified from time to time.
Transfer Procedures: With respect to each Mortgage Loan, the procedures with respect to the transfer of servicing of such Mortgage Loan from the Seller as mutually agreed to by the parties and set forth in Exhibit P-1 or Exhibit P-2 hereto, as applicable, as may be amended from time to time as mutually agreed by the parties hereto.
USDA: The United States Department of Agriculture or any successor thereto.
USDA Regulations: The regulations promulgated by the USDA and other USDA issuances relating to mortgage loans guaranteed by the USDA.
VA: The United States Department of Veterans Affairs or any successor thereto.
VA Regulations: The regulations promulgated by the VA pursuant to the Serviceman’s Readjustment Act, as amended, codified in Title 38 of the Code of Federal Regulations, and other VA issuances relating to mortgage loans guaranteed by the VA.
Valuation Package: The following information (including reasonable supporting assumptions and valuation inputs): (i) the Average Third Party Mark for such Servicing Rights (inclusive of the Rights to MSRs and Excess Servicing Fees) and (ii) the Internal Mark for such Servicing Rights (inclusive of the Rights to MSRs and Excess Servicing Fees).
Vendor: Any contractor, vendor, real estate broker and/or service provider (which may be an Affiliate of any Purchaser or NRM) engaged by the Seller and involved in providing services with respect to any Mortgage Loans or Servicing in accordance with and subject to the terms of this Addendum.
Vendor Oversight Guidance: All applicable requirements and guidelines related to the oversight of third-party contractors, vendors and/or service providers as set forth in Applicable Requirements. For the avoidance of doubt,

Vendor Oversight Guidelines includes, but is not limited to, guidance issued by Governmental Authorities from time to time, including but not limited to the following Governmental Authorities: (i) the CFPB (including but not limited to CFPB Bulletin 2016-03), (ii) the Board of Governors of the Federal Reserve System (including but not limited to the “Guidance on Managing Outsourcing Risk” dated December 5, 2013), (iii) the FDIC (including but not limited to FIL-44-2008 (“Guidance for Managing Third-Party Risk”)) and (iv) the Office of the Comptroller of the Currency (the “OCC”), including but not limited to OCC Bulletin 2013-29 (“Risk Management Guidance”).
ARTICLE II
AGREEMENTS OF THE SELLER
Section 2.1    General.
(a)    The Seller hereby agrees to service the Mortgage Loans on behalf of the Purchasers, as the owners of the Rights to MSRs and Excess Servicing Fees, pursuant and subject to the terms of this Addendum. Throughout the term of this Addendum, the Seller shall (i) maintain and satisfy all applicable eligibility and other requirements to act as servicer (including master, special, primary or subservicer) under the applicable Servicing Agreements, (ii) maintain any required qualifications, licenses or approvals to do business, to service mortgage loans, or to otherwise collect debts or perform any activities relating to mortgage loans in any jurisdiction where the Mortgaged Properties are located, to the extent required under Applicable Requirements and (iii) preserve and maintain its legal existence.
(b)    [Reserved].
(c)    [Reserved].
(d)    [Reserved].
(e)    Upon Holdings’ request, the Seller shall reasonably cooperate with Holdings and any backup servicer designated by Holdings, including, but not limited to, working and coordinating with such backup servicer’s personnel to provide applicable mapping system fields, data checks, conversion routines and such other assistance to enable such backup servicer to receive readable data from the Seller on a periodic basis; provided, however, that, any such back-up servicer shall be approved by the Seller pursuant to Section 2.3(f) and to the extent a backup Servicer has been engaged by an NRZ O/S Entity under an NRZ Subservicing Agreement, Holdings may not designate a different backup servicer hereunder. On a monthly basis, at no additional charge (unless requested more frequently than monthly), Seller shall provide to Holdings and to any backup servicer designated by Holdings the information, in readable form, set forth in Schedule 2.1(e) with respect to the Mortgage Loans serviced hereunder. In addition, the Seller shall provide information and data regarding the Mortgage Loans, Servicing Rights, in each case, to the designated backup servicer as required by such backup servicer, including but not limited to contacts for Vendors and Default Firms performing services on the Mortgage Loans, images of Mortgage Servicing Files in Seller’s possession or control, and reports identifying the party in possession of the Mortgage Loan Documents from the Custodian. Except with respect to the monthly data transmission described above, Holdings shall reimburse the Seller for its out-of-pocket costs and expenses or its internally allocated costs and expenses, as applicable, incurred by the Seller in connection with its cooperation with such backup servicer in accordance with the process set forth in Section 2.3(d) of this Addendum. The Seller’s obligation to provide any information to a back-up servicer shall only arise following the backup servicer and Seller entering into a customary, mutually agreeable non-disclosure agreement which will limit such back-up servicer’s use of information provided by or on behalf of Seller to the purpose of providing such back-up services.
(f)    The Seller shall provide portfolio defense services relating to the Mortgage Loans as set forth on Exhibit B attached hereto, as may be amended from time to time upon mutual agreement of the parties pursuant to Section 2.3.
(g)    For any New Mortgage Loans, the Seller shall transfer the related Servicing Rights to an NRZ O/S Entity pursuant to an MSRPA (as defined in the related NRZ Subservicing Agreement) with Seller,

and following such transfer, Seller shall subservice each such New Mortgage Loan on behalf of such NRZ O/S Entity pursuant to the related NRZ Subservicing Agreement as modified by the Agency Addendum (as defined therein) or an Agency Subservicing Agreement in the event that both NRZ Subservicing Agreements have been terminated in accordance with the terms hereof.
(h)    Notwithstanding anything set forth in this Addendum to the contrary, with respect to the Mortgage Loans for which Seller is acting as Master Servicer, the Seller shall not have the obligations specifically excluded under the addendum set forth in Exhibit R (the “Master Servicing Addendum”) attached hereto; provided that such exclusions shall only apply to the Seller’s performance of the Master Servicer’s obligations of the Seller and not to any primary or subservicing obligations relating to the same Mortgage Loans with respect to the Seller acting as SBO Servicer.
Section 2.2    Seller to Service in Compliance with Applicable Requirements.
(a)    The Seller, as an independent contractor, shall service and administer each Mortgage Loan and REO Property in compliance with all Applicable Requirements and, subject to the terms and provisions of this Addendum, the Seller shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Seller may deem necessary or desirable in connection with the performance of its obligations under this Addendum. Subject to the terms of this Addendum, no Purchaser nor any NRZ O/S Entity shall itself attempt to perform the duties and activities of the Seller hereunder, and each Purchaser and NRZ O/S Entity shall refer to Seller any Mortgagor inquiries or correspondence, payments or payoff funds, or similar matters within the Seller’s responsibilities hereunder that any of them may receive; provided that if Seller and Holdings (or any NRZ O/S Entity) have had prior discussion related to a failure to perform by the Seller and so long as Holdings (or any NRZ O/S Entity) has given Seller one (1) Business Day prior written notice of its intent to so perform, Holdings (or any NRZ O/S Entity) may fund any Servicing Advances or P&I Advances required under a Servicing Agreement or pay any outstanding vendor invoices that the Seller has failed to fund or to pay, as applicable, if such failure would reasonably be expected to result in a material Loss to the Purchasers, including but not limited to an event of default or other termination event under the applicable Servicing Agreement; provided that Holdings (or any NRZ O/S Entity) shall fund or pay such amounts in accordance with Applicable Requirements and Holdings shall indemnify the Seller for any Losses caused by its failure to do so. Seller acknowledges that the Purchasers may incur irreparable damage if the Seller breaches its obligations under the Servicing Agreements, including, among other things, its obligation to remit collections and P&I Advances and provide reporting with respect to the Mortgage Loans. Accordingly, if Seller breaches any such obligations and such breach is not related to a failure to fund advances by Purchasers or Holdings and Purchasers or Holdings do not otherwise interfere with Seller’s ability to fund such advances, Purchasers shall be entitled to seek, without prejudice, to any other rights, damages and remedies available to it, injunctive relief requiring specific performance by the Seller of such obligations. Where Applicable Requirements appear to be in conflict, the Seller shall notify Holdings of such conflict, and the parties shall address such conflict in accordance with the procedures set forth in Section 2.3(c). Until the principal and interest of each Mortgage Loan is paid in full, unless this Addendum is sooner terminated or the Servicing Rights with respect to such Mortgage Loan cease to be subject to this Addendum in accordance with the terms hereof and subject to this Section 2.2(a), the Seller shall:
(i)    Collect, accept and apply payments of Custodial Funds and Escrow Payments only in accordance with the Mortgage Loan and Applicable Requirements. Deficiencies or excesses in payments shall be accepted and applied, or accepted and not applied, or rejected in a manner consistent with the Seller’s payment hierarchy and payment application rules and in accordance with Applicable Requirements;
(ii)    Maintain permanent mortgage account records capable of producing, in chronological order: the date, amount, distribution, installment due date, or other transactions affecting the amounts due from or to the Mortgagor and indicating the latest outstanding balances of principal, escrow accounts, advances, and unapplied payments;

(iii)    Make interest rate adjustments in compliance with Applicable Requirements and the Mortgage Loan Documents to reflect the movements of the applicable Mortgage Loan rate index. The Seller shall deliver to the Mortgagors all appropriate notices required by Applicable Requirements and the applicable Mortgage Loan Documents regarding such interest rate adjustments including, without limitation, timely notification to the Investor if required of (i) the applicable date and information regarding such interest rate adjustment, (ii) the methods of implementation of such interest rate adjustments, (iii) new schedules of Investor’s share of collections of principal and interest, and (iv) all prepayments of any Mortgage Loan hereunder by Mortgagor. The Seller shall be responsible for any liabilities under the applicable Servicing Agreement resulting from the failure to properly and timely make interest rate adjustments on the related Mortgage Loans;
(iv)    Pay interest on Escrow Accounts if any Applicable Requirement requires the payment of interest on such amounts. Such interest amounts paid by the Seller shall be reimbursed by Holdings and included as part of the Seller Economics payable to the Seller. As applicable, the Seller will determine the amount of Escrow Payments to be made by Mortgagors and will furnish to each Mortgagor, at least once a year, an analysis of each Mortgagor’s Escrow Account in accordance with Applicable Requirements;
(v)    Maintain accurate records reflecting the status of taxes, ground rents, and other recurring similar charges generally accepted by the mortgage servicing industry, which would become a lien on the Mortgaged Property. For all Mortgage Loans providing for the payment to and collection by the Seller of Escrow Payments for taxes, ground rents, or such other recurring charges, the Seller shall remit payments for such charges before any penalty date. The Seller assumes responsibility for the timely remittance of all such payments and will hold harmless and indemnify the Purchasers and the applicable Investor from any and all Losses resulting from the Seller’s failure to discharge said responsibility subsequent to the Effective Date; provided, however, that Seller shall not be obligated to indemnify any Investor for any Losses other than as expressly set forth in the applicable Servicing Agreement. The Seller shall promptly notify Holdings if it becomes aware of any missing or erroneous information with respect to the Mortgage Loans that is preventing or impeding the Seller from timely meeting tax or other payments obligations with respect to the Mortgage Loans or from otherwise meeting the Seller’s obligations under this Addendum;
(vi)    For all Mortgage Loans for which no provision has been made for the payment to and collection by the Seller of Escrow Payments, the Seller shall use commercially reasonable efforts to determine whether any such payments are made by the Mortgagor in a manner and at a time that avoids the loss of the Mortgaged Property due to a tax sale or the foreclosure of a tax lien and otherwise satisfies Applicable Requirements. The Seller shall (i) make Servicing Advances to effect such payments, (ii) sell such Servicing Advances to Holdings in accordance with Section 2.13 hereof and (iii) seek reimbursement of such Servicing Advances on Holdings’ behalf from the Mortgagor, Insurer or Investor in accordance with the applicable Mortgage Loan Documents or otherwise as permitted by Applicable Requirements;
(vii)    When a Mortgagor’s Escrow Payments are insufficient to pay taxes, assessments, mortgage insurance premiums, hazard or flood insurance premiums, or other items due therefrom, pay such amounts as a Servicing Advance and seek reimbursement from the Mortgagor or Investor. Holdings shall purchase such Servicing Advances in accordance with Section 2.13 hereof;
(viii)    [Reserved.]
(ix)    With respect to Mortgage Loans covered by PMI policies, the Seller shall comply with all requirements of the applicable PMI Companies, including requirements concerning the giving of notices and submitting of claims required to be given or submitted pursuant to Applicable Requirements. In connection with any assumption or substitution agreement entered into or to be entered as permitted under Applicable Requirements, the Seller shall promptly notify the related PMI Company, if any, of such assumption or substitution of liability in accordance with the terms of the

PMI policy. The Seller shall provide to the Purchasers a monthly report as set forth in Exhibit E regarding notices of rescission of PMI policies, it being understood that Seller may deliver a single report to any NRZ O/S Entity covering all such notices applicable to the Mortgage Loans being subserviced under any NRZ Subservicing Agreement and the Mortgage Loans being serviced hereunder and such delivery shall be deemed to constitute delivery hereunder;
(x)    Ensure that improvements on a Mortgaged Property and REO Property are insured by a hazard insurance policy, pursuant to Applicable Requirements, and, if required by Applicable Requirements, a flood insurance policy, in each case meeting the requirements under the applicable Servicing Agreement. The Seller may use, at no expense to any Purchaser, a blanket policy insuring against fire and hazard losses on Mortgage Loans to the extent permitted and in accordance with the requirements under the applicable Servicing Agreement, [***];
(xi)    Administer the release of any insurance proceeds or condemnation proceeds received with respect to the Mortgaged Property to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property to the extent such release is consistent with Applicable Requirements. The Seller shall comply with Applicable Requirements and, unless inconsistent with Applicable Requirements, release insurance proceeds or condemnation proceeds in a manner consistent with the Servicing Procedures;
(xii)    Subject to Section 2.3, comply with any and all procedures outlined in any applicable Servicing Agreement and any applicable guidelines promulgated by a Governmental Authority, which procedures shall control in the event of any conflict with the terms of this Addendum;
(xiii)    In accordance with Applicable Requirements, report Mortgagor payment history to consumer reporting agencies with respect to the period following the Effective Date;
(xiv)    With respect to any MERS Mortgage Loan, update all required MERS fields, as necessary and comply with all applicable requirements of MERS;
(xv)    If a REMIC election has been made with respect to the Mortgage Loans relating to any Investor, comply with the REMIC Provisions and all relevant provisions under the applicable Servicing Agreement;
(xvi)    Upon payment of a Mortgage Loan in full, and subject to Section 2.23 hereof, prepare and file any necessary release or satisfaction documents, continue Servicing the Mortgage Loan pending final settlement, and refund amounts due the Mortgagor in accordance with Applicable Requirements; and
(xvii)    Maintain the Mortgage Servicing Files and the Mortgage Loan Documents in its possession pursuant to Applicable Requirements and maintain a record of its handling of such documents and files. Any Mortgage Loan Documents that are in the possession of the Seller shall be held in secure and fireproof facilities or storage areas in accordance with customary standards for the custody of similar documents and Applicable Requirements. The Seller shall allow any Purchaser, their respective Affiliates and agents to conduct such audits, from time to time, to confirm the Seller’s recordkeeping, storage and security practices with respect to such files and documents, it being understood that each Purchaser and each of their respective Affiliates shall coordinate with each other with respect to such audits and any such audits conducted under the NRZ Subservicing Agreements. The Seller shall only release Mortgage Servicing Files and Mortgage Loan Documents in its possession pursuant to this Addendum and Applicable Requirements. Notwithstanding the foregoing sentence, in connection with an examination or any request by any Investor or Governmental Authority, the Seller shall use all commercially reasonable efforts to release any requested Mortgage Servicing Files and/or Mortgage Loan Documents in its possession pursuant to this Addendum and Applicable Requirements and shall deliver any such documents within the time frame set forth by such Investor or Governmental Authority. Any documents or files that are released by the Seller shall be properly tracked and pursued to the extent such documents or files are not returned to the Seller or to the Custodian. The Seller shall provide Holdings with information related to documents or files that have been released by the Seller promptly upon request. The Seller shall cooperate in good faith with Holdings in connection with clearing any document exceptions with respect to such releases, consistent with Applicable Requirements.
(b)    Reserved.
(c)    To the extent any servicing provision in this Addendum is inconsistent with the applicable Servicing Agreement, the Seller shall promptly, upon obtaining knowledge of a specific event, occurrence or condition leading Seller to make such determination, notify Holdings of such inconsistency and address such inconsistency in accordance with the procedures set forth in Section 2.3(c).
(d)    Where applicable, the Seller will comply with the National Housing Act, as amended, and with the Servicemembers Civil Relief Act of 2003, as amended, and with all rules and regulations issued under each of those statutes.
(e)    The Seller shall maintain its current internal quality control program that reviews, on a regular basis, its compliance with and conformity to all Applicable Requirements (including all applicable regulations, rules, directives and published guidance of the CFPB, as such may be amended, modified or supplemented from time to time) to which the Seller and the Corporate Parent is subject. The quality control program shall include (i) evaluating and monitoring the overall quality of the Seller’s loan servicing and origination activities, including collection call programs, in accordance with industry standards and this Addendum and (ii) tests of business process controls and loan level samples. Subject to Section 10.22 of the New RMSR Agreement, the Seller shall provide to Holdings reports related to such quality control program as set forth on Exhibit Q. The Seller shall provide Holdings with a copy of its quality control program on or prior to the Effective Date, and shall provide or make available the quality control program in accordance with Exhibit Q. The Seller shall provide Holdings with notice of any material modifications to the quality control program as promptly as possible and in any event not later than within one calendar month following the implementation of such material modification. In the event of a material modification to the quality control program, Holdings shall have the option to perform a due diligence review of the revised quality control program on reasonable notice to the Seller and the Seller shall cooperate with due diligence requests from Holdings. The Purchasers and Seller agree that any report or notices delivered to an NRZ O/S Entity pursuant to Section 2.2(e) of an NRZ Subservicing Agreement shall be deemed to have been delivered hereunder.
Section 2.3    Procedures, Change Requests and Servicing Cost Increase
(a)    The Seller shall maintain Servicing Procedures that are consistent with and satisfy Applicable Requirements. The Seller shall provide such Servicing Procedures, including with respect to its charge-off policy, at the timing set forth in Exhibit E-1 and in the format set forth on Exhibit Q, and each Purchaser acknowledges that the Servicing Procedures constitute Seller’s confidential and proprietary information.
(b)    Except with respect to non-significant changes as mutually agreed upon by the parties, if, following the date of this Addendum, Holdings shall propose to modify (i) the Servicing Procedures (“SP Modifications”), the Advance Policy (“AP Modifications”), (ii) reports, or (iii) otherwise alter, amend or supplement the servicing activities (any such modification being herein referred to as a “Change Request”), Holdings shall provide written notice of each such proposed Change Request to the Seller by providing (i) a specimen of each procedure proposed to be amended, supplemented or introduced, in the form in which it is proposed to be amended, supplemented or introduced; and/or (ii) a written description of each proposed amendment, supplement or other alteration to the Servicing Procedures, which description shall in each case be sufficiently clear, comprehensive and detailed to provide a reasonable basis for the Seller to adequately assess the Change Request.
(c)    [***]

(d)    To the extent such Change Requests or Seller’s compliance with Section 2.1(e), would result in the Seller incurring any additional out-of-pocket costs or expenses or internally allocated costs or expenses, which collectively are in excess of $[***] in connection with the implementation of such changes (and measured together with any similar Change Request delivered by any NRZ O/S Entity under an NRZ Subservicing Agreement) the Seller shall provide Holdings with a good faith estimate regarding the costs and expenses needed to implement the contemplated work on the Purchasers’ behalf and reasonable supporting documentation. If such work will involve third party costs or expenses, the Seller shall follow Holdings’ reasonable instructions regarding the retention of such third party providers, including the terms of such retention, related requests for proposals, seeking fixed prices or caps or similar arrangements and establishing time commitments from such third parties. Any such estimate shall also include the anticipated time frame for implementation of such work. Such estimate shall also include the ongoing incremental expense of performing the work in a modified manner as described in the Change Request. If Holdings consents to the Seller performing such work on its behalf, the parties will enter into a mutually acceptable agreement for implementation of such work (such agreement, a “Statement of Work”), which shall be performed by the Seller on a commercially-reasonable, best-efforts basis. Upon the due execution by Holdings and the Seller, the Statement of Work shall constitute an amendment to this Addendum without further action on the part of either party. The Seller shall perform the services set forth in the Statement of Work in the manner provided therein, and Holdings shall pay for any agreed upon cost, if any, of the implementation and any additional services resulting therefrom, in each case in accordance with the terms of the Statement of Work and this Addendum in accordance with the process set forth in Section 2.3(d) of this Addendum. If the actual internally allocated costs and expenses are greater than the estimated amount, (i) the Purchasers shall not be liable for any amounts in excess of such invoiced amount and (ii) the Seller shall perform all such contemplated work within the agreed upon timeframe. Subject to Holdings’ approval of the terms of retention of the applicable third parties in accordance with this Section 2.3(d), if the actual out-of-pocket costs and expenses are greater than the estimated amount, Holdings shall reimburse the Seller for all such amounts. Seller shall regularly communicate with Holdings regarding the status of performance of any Statement of Work hereunder, including with respect to any actual or expected delays or cost overruns. Holdings agrees that to the extent any NRZ O/S Entity and Seller are contemplating or implementing a similar Change Request under an NRZ Subservicing Agreement, Holding shall coordinate with such NRZ O/S Entity on a single set of estimates, instructions, reporting, processes and Statements of Work. For the avoidance of doubt, the parties understand and agree that a Statement of Work shall not be required to implement (i) the services already enumerated or contemplated under this Addendum (other than the services contemplated by this Section 2.3 or any other services or activities in this Addendum that are expressly subject to the Statement of Work process set forth in this Section 2.3) or (ii) other services or projects previously commenced by the Seller on behalf of any Purchaser.
(e)    If any legal, regulatory or governmental policy enactment, amendment, reform or similar matter or matters applicable to non-bank servicers generally, individually or in the aggregate, have or are reasonably expected to have, caused an increase or decrease in the Seller’s cost to service the Mortgage Loans by more than 20%, then the Seller or Holdings, respectively, may give written notice (“Change Notice”) to the other party of such changed matter or matters. In the event of such Change Notice, the parties agree to review and discuss in good faith the Seller Economics and any other fees paid by Holdings, the performance standards and/or the services to be performed under this Addendum in order to reflect such change in Seller’s cost to deliver the services under this Addendum in compliance with, or to otherwise address any effect on the economics of the transaction from, any such event or occurrence described above.
(f)    Approval Process. Any NRZ REO Vendor, Substitute Vendor or backup servicer, and the related contract(s) between Seller and such Person, shall be subjected to Seller’s usual and customary vendor onboarding process (consistent with its practices prior to the Original Closing Date or improvements that Seller makes to such process on a platform-wide basis). Following such onboarding process, if Seller identifies that such Person or the related contract has material deficiencies or would be reasonably likely to violate Applicable Requirements, in each case consistent with Seller’s practices prior to the Original Closing Date or improvements that Seller makes to such process on a platform-wide basis, Seller shall notify Holdings in writing and shall provide the basis for determining that such Person or contract has material deficiencies and/or would be reasonably likely to violate Applicable Requirements. [***]

(g)    Holdings shall indemnify and hold the Seller harmless against any and all Losses resulting from or arising out of [***]
Section 2.4    Engagement of Contractors.
(a)    Exhibit I-1 will set forth the following lists (in a format reasonably acceptable to Holdings): (i) Vendors (excluding Off-shore Vendors) that the Seller engages to perform under this Addendum and to which the Seller has assigned a tier 1 or tier 2 risk tier rating, a summary of the related activities performed by each such Vendor and the applicable risk tier the Seller has assigned such Vendor, (ii) Off-shore Vendors that the Seller engages to perform under this Addendum to which the Seller has assigned a tier 1 or tier 2 risk tier rating, a summary of the related activities performed by each such Off-shore Vendor and the applicable risk tier the Seller has assigned such Off-shore Vendor, and (iii) Default Firms engaged by the Seller for foreclosures and bankruptcies only (collectively, the “Critical Vendors”), in each case, to the extent such Critical Vendor is performing any activity relevant to any Mortgage Loan. All Default Firms shall be deemed to have a tier 1 risk tier rating for purposes of this Addendum.
(b)    From time to time, the Seller may engage other Vendors in addition to those appearing on Exhibit I-1 to provide services to the Seller that are related to the Mortgage Loans. The Seller shall not engage any Vendors or Default Firms to provide services with respect to any Mortgage Loan if such Vendor or Default Firm is on any of the (i) Freddie Mac Exclusionary List, (ii) Specifically Designated Nationals and Blocked Persons List published by OFAC, (iii) Suspended Counterparty Program list published by FHFA or (iv) Seller’s internal exclusionary list, and shall promptly (x) notify Holdings if any such Vendor or Default Firm becomes subject to any such exclusionary list, and (y) replace any such Vendor or Default Firm. In the event any such additional Critical Vendor is identified by Holdings as having been deficient in the reasonable judgment of Holdings, Holdings shall notify the Seller with its concerns of such Critical Vendor. The Seller shall notify Holdings of additional Critical Vendors at the timing set forth in Exhibit E-1. The Seller shall promptly respond to Holdings and the parties hereto shall cooperate in good faith to resolve Holdings’ concerns and/or findings relating to Critical Vendors, including but not limited to determining if such deficiencies can be corrected or to replace Critical Vendors, as applicable, with another Vendor or Default Firm, as applicable, mutually acceptable to the parties and in accordance with Applicable Requirements. In addition, the Seller shall promptly notify Holdings of any material deficiencies with respect to any Vendor and/or Default Firm used by the Seller with respect to any Mortgage Loan. To the extent that the same Vendor or Default Firm is being utilized under an NRZ Subservicing Agreement, Holdings will coordinate with the related NRZ O/S Entity regarding all inquiries, notices and determinations with respect to such Vendor or Default Firm.
(c)    With respect to any Vendor that performs any Mortgagor-facing activity, Purchaser-facing activity and/or Investor-facing activity, the Seller shall routinely, in accordance with Applicable Requirements, (i) examine and audit the books, records, and/or other information of any such Vendor and (ii) monitor the activities of such Vendor (including but not limited to reviewing call transcripts and listening to audio-recordings of calls to Mortgagors). The Seller shall promptly deliver to Holdings at least ninety (90) calendar days (or if a shorter period of time is necessary for Seller’s ongoing business continuity purposes, not later than the date the potential vendor enters into Seller’s input process) advance written notice of any Off-shore Vendors that the Seller intends to cause to perform any Mortgagor-facing activity, Purchaser-facing activity and/or Investor-facing activity, it being understood that Seller may combine such notice with any similar notice(s) delivered to any NRZ O/S Entity in connection with the utilization of such Off-shore Vendors in connection with the related NRZ Subservicing Agreement(s).
(d)    All foreclosure attorneys, bankruptcy attorneys and eviction attorneys (collectively, “Default Firms”) and all Vendors to be used in connection with the servicing and administration of the Mortgage Loans and REO Properties shall (i) be engaged in accordance with Applicable Requirements and (ii) have any and all qualifications, licenses and/or approvals necessary to perform their respective services in this Addendum in accordance with Applicable Requirements. The Seller shall (x) review on at least an annual basis that each Default Firm providing foreclosure or bankruptcy services that its attorneys are licensed to practice in the relevant jurisdiction and are in good standing in the relevant jurisdictions and bars, (y) provide an annual certification to the Purchasers to the matters in clause (x) of this Section 2.4(d) (by the Seller or each Default

Firm) and shall state each Default Firm meets Agency requirements and Applicable Requirements, and (z) provide Holdings with copies of such evidence available to the Seller upon reasonable request of Holdings, it being understood that any certifications or other materials provided by Seller to an NRZ O/S Entity pursuant to Section 2.4(d) of an NRZ Subservicing Agreement shall be deemed to have been delivered to Holdings hereunder.
(e)    Other than with respect to any Vendors performing REO Disposition Services, (i) the Seller shall cause any Vendors, Off-shore Vendors and/or Default Firms hired by the Seller to perform its duties and service the Mortgage Loans in compliance with Applicable Requirements and (ii) the use of any Vendor, Off-shore Vendor or Default Firm by the Seller shall not relieve the Seller of its obligations under this Addendum or any related remedies under this Addendum. Any such Vendor, Off-shore Vendor and/or Default Firms engaged by the Seller shall be engaged on a commercially reasonable, arm’s length basis and at competitive rates of compensation consistent with Applicable Requirements.
(f)    The Seller shall oversee all Vendors, Off-shore Vendors and Default Firms in accordance with the Vendor Oversight Guidance and its third-party management policy, and require that all Vendors, Off-shore Vendors and Default Firms on the Vendor List maintain and provide policies and procedures applicable to the services provided in a manner consistent with all Applicable Requirements, the Vendor Oversight Guidance and the servicing standards under this Addendum. Solely as it relates to a violation or non-compliance with Applicable Requirements by a Vendor that materially and adversely affects any Mortgage Loan or the related Servicing Rights, within twenty-one (21) Business Days of confirmation of the violation or non-compliance with Applicable Requirements, (i) the Seller shall provide to Holdings notice of such violations or such non-compliance with Applicable Requirements of which the Seller has knowledge by any Vendor, Off-shore Vendor and/or Default Firm under the Vendor Oversight Guidance, the Seller’s third-party management policy and/or Applicable Requirements, (ii) the Seller agrees to cooperate with Holdings to remedy such non-compliance and to maintain regular communication with Holdings regarding the progress of any remediation efforts, (iii) the Seller shall provide to Holdings a summary and action-plan by the Seller detailing how such violation(s) or non-compliance will be remediated, (iv) to the extent permitted under the applicable Vendor contract or consented to by such Vendor, Holdings may directly participate in cooperation with the Seller in any of the material activities described in this paragraph and (v) the Seller shall provide to Holdings, if applicable, a request in writing for an extension of the twenty-one (21) Business Day period. To the extent that any violation or non-compliance with Applicable Requirements by a Vendor relates to any Mortgage Loans being subserviced under an NRZ Subservicing Agreement, all notices by Seller or Holdings, and all cooperation effort, summaries, action plans and permitted extension shall be done in coordination with such NRZ O/S Entity and those activities contemplated in Section 2.4(f) of the related NRZ Subservicing Agreement. The Seller shall provide Holdings with the Seller’s then current third-party management policy or policies at the timing set forth in Exhibit E-1 in an acceptable searchable electronic format that allows for comparison of the current policies against the policies from the prior period and shall provide Holdings with immediate written notice following the implementation of a material change to any such policy or policies, it being understood that to the extent Seller provides such policies to an NRZ O/S Entity pursuant to Section 2.4(f) of an NRZ Subservicing Agreement, such policies shall be deemed to have been delivered hereunder.
(g)    The Seller shall conduct periodic reviews of the Vendors, Off-shore Vendors and Default Firms that the Seller engages to perform under this Addendum in accordance with its third-party management policy and Vendor Oversight Guidance to confirm compliance, timeliness and completeness with respect to the terms of this Addendum and Applicable Requirements and that the Vendors, Off-shore Vendors and Default Firms are not subject to litigation or other enforcement actions that could have a material effect on such Vendor’s, Off-shore Vendor’s and/or Default Firm’s financial viability or reputation. At the timing set forth in Exhibit E-1, the Seller shall provide to Holdings the results of all periodic reviews concluded by or on behalf of the Seller during the prior three (3) month period for any Critical Vendor in a manner consistent with Exhibit Q, which shall be in the form of performance scorecards, risk rating and risk-tier assignment system, in each case, in a format reasonably acceptable to Holdings. During each such quarterly update, the Seller shall notify Holdings of any changes to the Seller’s scorecard, risk-rating, or risk-tiering methodology, to the extent such information is available or obtainable for each Vendor, Off-shore Vendor and Default Firm. To the extent that

Seller provides such quarterly reviews or notices to an NRZ O/S Entity pursuant to Section 2.4(g) of an NRZ Subservicing Agreement, such reviews and notices shall be deemed to have been delivered hereunder.
(h)    In accordance with the terms and conditions of the Seller’s agreement with the applicable Vendor, Off-shore Vendor and/or Default Firm, the Seller shall satisfy in a timely manner its financial obligations to the Vendors, Off-shore Vendors and Default Firms providing services with respect to this Addendum. The Seller shall maintain appropriate controls to ensure that (i) compensation paid to the Vendors, Off-shore Vendors and Default Firms on the Vendor List providing foreclosure services with respect to the Mortgage Loans is based on a method that is consistent with Applicable Requirements and considers the accuracy, completeness and legal compliance of foreclosure filings and (ii) that such services are provided only as frequently as reasonably necessary in light of the circumstances, and, in the case of both (i) and (ii) above, is not based solely on increased foreclosure volume or meeting processing timelines.
(i)    The Seller shall maintain a third-party risk management program to monitor the Vendors, Off-shore Vendors and Default Firms. This program will include evaluating Default Firms used by the Seller for compliance with Applicable Requirements, including verification of all documents filed or otherwise utilized by such firms in any foreclosure or bankruptcy proceeding or other foreclosure-related litigation and that all compensation arrangements with such Default Firms are consistent with this Addendum and Applicable Requirements.
(j)    Subject to Section 10.22 of the New RMSR Agreement, if reasonably necessary for Holdings to comply with the requirements of any Governmental Authority that exercises authority over Holdings, the Seller shall, at the request of Holdings, make available to Holdings copies of any contracts electronically through an electronic portal, ftp site, or otherwise, by or with any Vendors, Off-shore Vendors and/or Default Firms on the Vendor List and any reports, audits, evaluations, reviews or assessments with respect to such contractors, it being understood that to the extent such contracts have been made available to an NRZ O/S Entity pursuant to Section 2.4(j) of an NRZ Subservicing Agreement, such contracts shall be deemed to have been made available hereunder. Subject to Section 10.22 of the New RMSR Agreement, in the event the Seller is not able to make available copies contracts, reports, evaluations, reviews or assessments with respect to any Vendors, Off-shore Vendors or Default Firms that are required to be made available to Holdings under this Section 2.4 or are otherwise reasonably requested by Holdings in order for it to comply with Applicable Requirements because such materials are subject to confidentiality or other non-disclosure restrictions that would prevent disclosing such materials, (i) the Seller shall make reasonable efforts to obtain consent to disclosure from the related Vendors, Off-shore Vendors or Default Firms, with the understanding that pricing or other confidential business terms may be redacted and (ii) the Seller shall provide Holdings with such relevant information or summaries with respect to the related matter that would not be prohibited.
(k)    Upon Holdings’ request, to the extent a Substitute Vendor is reasonably acceptable to Seller, the Seller shall reasonably cooperate with Holdings and such Substitute Vendor to contractually engage such Substitute Vendor, [***]
Seller will coordinate with Holdings in connection with the negotiation of the relevant contract with any such Substitute Vendor. Seller may, at any time and in its sole discretion to the extent a termination would be permitted under the related contract, terminate such Substitute Vendor solely in accordance with such contract (including, to the extent expressly set forth in such contract, following the delivery of any requisite notices and the passage of any applicable cure periods therein); provided, however, that if any such Substitute Vendor is so terminated, Holdings may propose a replacement Substitute Vendor subject to the provisions of this Section 2.4(k) and the approval of such replacement Substitute Vendor, together with the related contract, under Section 2.3(f).
[***]
Section 2.5    Establishment and Maintenance of Custodial and Escrow Accounts.

(a)    Pending disbursement, the Seller shall segregate and deposit Custodial Funds and Escrow Payments collected in one or more Custodial Accounts or Escrow Accounts, as applicable. With respect to any funds required to be deposited into a Custodial Account, Seller shall deposit such funds no later than two (2) Business Days after such amounts are deposited into Seller’s clearing account. The Seller, at the direction of Holdings, shall establish such Custodial Accounts and Escrow Accounts at a Qualified Depository. Such Custodial Accounts and Escrow Accounts shall be established for each Investor in such manner as to show the custodial nature thereof, and so that each Investor and each separate Mortgagor whose funds have been deposited into such account or accounts will be individually insured under the rules of the FDIC. The Seller’s records shall show the respective interest of each Investor and each Mortgagor in all such Custodial Accounts and Escrow Accounts. All Custodial Accounts and Escrow Accounts shall be maintained at the applicable insured financial institution in the name of Seller as “trustee” for the Investors and/or Mortgagors, except as may otherwise be required by Applicable Requirements. The parties agree that Holdings shall be responsible for all bank fees associated with the Custodial Accounts and Escrow Accounts and that, until such accounts are novated in connection with the transfer of Servicing Rights under Section 2.05 of the Transfer Agreement, the Custodial Accounts and the Escrow Accounts shall remain in Seller’s name. To the extent permitted by the Qualified Depository, Seller shall cooperate with Holdings to cause the Custodial Accounts and Escrow Accounts to be included under NRM’s “billing ID” with such Qualified Depository. In connection therewith, Seller and NRM shall enter into a third party agreement with respect to such accounts and Seller shall provide a letter of authorization to move such accounts to NRM’s billing ID.
(b)    Amounts on deposit in the Custodial Accounts may at the option of Holdings be invested in accordance with Applicable Requirements. The Seller shall follow any and all directions of Holdings relating to investing the amounts on deposit in the Custodial Accounts. Any such investment shall mature no later than one day prior to the Remittance Date in each month; provided, however, that if such investment is an obligation of a Qualified Depository that maintains the Custodial Account, then such investment must mature on the related Remittance Date. The Seller shall notify Holdings of any losses incurred in respect of any such investment within two (2) Business Days of the subsequent Remittance Date and Holdings shall deposit in the Custodial Account an amount equal to such losses out of its own funds prior to the subsequent Remittance Date.
(c)    [Reserved].
(d)    All suspense, clearing and disbursement accounts in which funds relating to the Mortgage Loans and REO Properties are deposited shall be established and owned by the Seller with a Qualified Depository, in a manner which shall provide maximum available insurance thereunder.
(e)    Seller shall ensure that Purchasers are provided with on-line access to the Custodial Accounts and Escrow Accounts and bank statements, subject to the terms of the account agreement with the applicable bank that may permit such bank to suspend or cease to provide such access; provided that if any such bank ceases to provide such online access, the Seller shall use commercially reasonable efforts to move the affected accounts to a banking institution that will provide such access as soon as reasonably practicable, subject to Section 2.5(f). Each Purchaser shall notify Seller of each individual with access rights to access any of the Custodial Accounts or Escrow Accounts and of any such individual that either ceases to be employed by such Purchaser or ceases performing functions that require such access, in each case not later than three (3) Business Days following the date on which such individual ceases employment or ceases performing such functions.
(f)    Holdings may at its sole cost and expense, direct the Seller to change Qualified Depositories for the Custodial Accounts and the Escrow Accounts by providing to the Seller thirty (30) days prior written notice for up to 100 accounts and sixty (60) days prior written notice for all accounts. The Seller shall cooperate with Holdings to effectuate any such changes.
Section 2.6    Other Services.
Subject to Applicable Requirements, the Seller shall be responsible for further safeguarding the applicable Investor’s interest in each Mortgaged Property as follows:

(a)    Each party shall identify a relationship manager with respect to the Mortgage Loans, who shall serve as the principal point of contact for the other party for purposes of answering questions with respect to the Servicing pursuant to this Addendum, it being understood that, to the extent that either party has identified a relationship manager under an NRZ Subservicing Agreement, such person shall also serve as the relationship manager and point of contact for such party hereunder. Each party will provide prompt notice to the other party if a change occurs with the relationship manager;
(b)    Subject to Section 10.22 of the New RMSR Agreement, the Seller shall (i) notify Holdings as promptly as possible, and in no event later than ten (10) Business Days from the Seller’s or the Corporate Parent’s receipt from any Insurer (as determined by the login information pursuant to Seller’s intake procedures), Investor or Governmental Authority of any written notice or inquiry relating to an alleged violation or non-compliance of Applicable Requirements with respect to any Mortgage Loans that would reasonably be expected to result in a sanction, fee or other liability to Holdings (including, but not limited to, termination under the applicable Servicing Agreement(s)), the Corporate Parent or otherwise materially adversely affect the Purchasers, taken as a whole, or the Seller’s ability to perform its obligations under this Addendum, including, but not limited to, any allegations of discrimination by the Seller or the Corporate Parent and any civil investigative demand or request for information, and shall promptly provide a copy of any such notice, allegation, demand or inquiry to Holdings, it being understood that to the extent such a notice is delivered to an NRZ O/S Entity pursuant to Section 2.6(b) of an NRZ Subservicing Agreement, such notice shall be deemed to have been delivered hereunder, and (ii) cooperate fully with Holdings to respond promptly and completely to any such allegations or inquiries and similarly to any such allegations or inquiries received by Holdings, it being understood that Holdings shall coordinate with the relevant NRZ O/S Entities to the extent similar responses are required under an NRZ Subservicing Agreement. Subject to Section 10.22 of the New RMSR Agreement, the Seller shall notify Holdings as promptly as possible, and in no event later than ten (10) Business Days of learning (as determined by the login information pursuant to Seller’s intake procedures) that an investigation of the Corporate Parent or the Seller’s servicing practices by any Governmental Authority has determined that material deficiencies in servicing performance or a material violation or non-compliance of Applicable Requirements has occurred; provided, however, that the Seller shall provide prompt notice but in no event later than ten (10) Business Days to Holdings if (i) the Seller reasonably believes that a Governmental Authority is reasonably likely to suspend, revoke or limit any license or approval necessary for the Seller to service the Mortgage Loans in accordance with the terms of this Addendum, (ii) any notice from Fannie Mae, Freddie Mac or HUD regarding the termination or potential termination of the Seller as an eligible servicer for Fannie Mae, Freddie Mac or HUD, as applicable, (iii) any downgrade or actual notice of any anticipated downgrade of the Seller’s servicer ratings, if any, with any Rating Agency or (iv) a special investigation or non-routine exam of the Seller or the Corporate Parent commenced by a Governmental Authority is reasonably likely to result in a Material Adverse Effect with respect to the Servicing Rights, it being understood that to the extent such a notice is delivered to an NRZ O/S Entity pursuant to Section 2.6(b) of an NRZ Subservicing Agreement, such notice shall be deemed to have been delivered hereunder. The Seller shall then periodically, as often as Holdings may reasonably request, confer with Holdings to advise Holdings of the status of any such investigation, it being understood that Holdings shall coordinate with each NRZ O/S Entity to the extent applicable, on all such requests. In addition, subject to Section 10.22 of the New RMSR Agreement, within ten (10) Business Days of the Seller’s or the Corporate Parent’s receipt (as determined by the login information pursuant to Seller’s or Corporate Parent’s intake procedures, as applicable), the Seller shall deliver to Holdings (x) any reports and/or findings with respect to such investigation relating to any material deficiencies in servicing performance or material violations or non-compliance with Applicable Requirements and (y) any consent decree terms and/or any proposed consent decree terms in connection with any investigation or settlement negotiations of the Corporate Parent or the Seller’s servicing practices by any Governmental Authority that would materially affect the servicing activities hereunder or that would result in a Material Adverse Effect with respect to the Servicing Rights, it being understood that any such reports, findings, consent decrees and/or proposed consent terms delivered to an NRZ O/S Entity pursuant to Section 2.6(d) of an NRZ Subservicing Agreement shall be deemed to have been delivered hereunder. In the event the Seller is prohibited under applicable rules of privilege and confidentiality based upon the express advice of counsel from providing specific information or documentation under this Section 2.6, the Seller shall provide (and to the extent prohibited, the Seller shall provide to the maximum extent possible the information that is not prohibited from being disclosed) Holdings with such relevant information or summaries with respect to the related matter that would not be prohibited under such rules, it being understood that to the extent Seller has provided such information to an NRZ O/S Entity pursuant to an NRZ Subservicing Agreement, such information shall be deemed to have been provided hereunder. Any report made pursuant to this Section 2.6 related to regulatory investigation or other regulatory contact with the Seller and/or Seller’s Parent, shall be at the timing set forth in Exhibit E-1 and in the format set forth in the related Formatted Servicing Report;
(c)    The Seller shall maintain a log of all “qualified written requests” (as such term is used in the Real Estate Settlement Procedures Act) relating to the Mortgage Loans and a log of all escalated telephone complaints related to the Mortgage Loans. The Seller shall (i) provide copies of such logs the following month no later than the Reporting Date (or promptly upon the request by Holdings) and (ii) make copies of any correspondence or documentation relating to any items included in such logs available electronically or on the Seller’s systems for access to data and reports. The Seller shall provide basic complaint reporting and an Escalated Complaint Case Data Report, at the timing set forth in Exhibit E-1 and in the format set forth in the related Formatted Servicing Report, respectively, and a Notice of Error and Request for Information Report, in each case, at the timing set forth in Exhibit E and in the format set forth in the related Formatted Servicing Report. For the purpose of this Section 2.6(c), the Seller may provide combined reports and other materials concerning the Mortgage Loans subserviced under any NRZ Subservicing Agreement and the Mortgage Loan serviced hereunder, and the delivery of such reports and materials to the applicable NRZ O/S Entities shall be deemed to constitute delivery hereunder. The Seller shall handle all complaints received by the Seller in accordance with Applicable Requirements, and shall:
(i)    Maintain an internal procedure to provide for the management, acknowledgment, response, tracking, and reporting of written and telephonic complaints made to, or received by, the Seller in accordance with Applicable Requirements. The Seller shall provide Holdings with a copy of such procedures and any material changes to such procedures at the timing set forth in Exhibit E-1. For the avoidance of doubt, for any purposes under this Addendum, written complaints include any complaints delivered in hard copy or in electronic form, including as obtained electronically through the CFPB or other regulatory portals.
(ii)    The Seller shall make available promptly upon request of Holdings with copies of a written complaint or transcripts of any telephonic complaints with respect to a Mortgage Loan (whether by or on behalf of Mortgagors or any third party), and any ongoing correspondence related thereto and the final written response to such complaint, and other reasonably related documents or information, upon request of Holdings.
(iii)    The Seller also shall include in its complaint monitoring, handling, and response activities any complaints and requests regarding the services provided by the Seller hereunder initially received by Holdings and forwarded to the Seller for review and response.
(d)    The Seller shall keep accessible and retrievable, and shall transmit or make available to Holdings upon request, copies of all records relating to the Servicing, including records related to foreclosure that the Seller has produced, or has received from a prior servicer/subservicer; and
(e)    Subject to Section 10.22 of the New RMSR Agreement, the Seller shall maintain policies and procedures designed to comply with all MERS requirements and shall be a member of MERS in good standing throughout the duration of this Addendum. At the timing set forth in Exhibit E-1, the Seller shall provide such policies and procedures in accordance with Exhibit Q, it being understood that to the extent such policies and procedures are provided to an NRZ O/S Entity in accordance with an NRZ Subservicing Agreement, such policies and procedures shall be deemed to have been delivered hereunder. The Seller agrees to cooperate in good faith in addressing any questions or concerns of Holdings regarding any material modification to such policies.
Section 2.7    Service Level Agreements.

(a)    The Seller shall comply with the Service Level Agreements (“SLAs”) as set forth from time to time on Exhibit F, or as modified pursuant to this Section 2.7; provided, however, that the Seller will not be responsible for delays, errors or omissions caused by Holdings or any NRZ O/S Entity or any verifiable factors outside of the Seller’s control.
(b)    No later than the applicable reporting schedule or deadline as set forth in any SLA, the Seller shall provide to Holdings a report that sets forth the Seller’s actual results with respect to such SLA for the applicable prior reporting period. In the event the Seller fails to comply with any SLA for a particular reporting period, the Seller shall provide to Holdings in either the same reporting period or the immediately subsequent reporting period an explanation in writing of the reasons for failing to comply with each SLA and the proposed actions that the Seller shall undertake to address such failure. To the extent that Seller provides such reports and/or explanations to an NRZ O/S Entity pursuant to an NRZ Subservicing Agreement, such reports and/or explanations shall be deemed to have been provided hereunder. Holdings and the Seller shall cooperate in good faith to resolve any questions or issues regarding the SLAs and the Seller’s performance with respect to such SLAs and Holdings shall coordinate with each NRZ O/S Entity regarding any such issues to the extent applicable under the related NRZ Subservicing Agreement.
(c)    At either party’s request, Holdings and the Seller shall review the SLAs and any proposed modifications to the SLAs (including the related tools and methodologies for measuring or calculating compliance with such SLAs). Such modifications shall be implemented and shall become effective when such modification is acknowledged in writing and signed by both parties. The parties agree that, to the extent applicable, the Seller, the Purchasers and each NRZ O/S Entity shall coordinate with respect to any modifications to the SLAs under and as defined in the applicable NRZ Subservicing Agreement and any modifications to the SLAs hereunder .
(d)    The financial penalties or bonuses relating to the SLAs set forth in Exhibit F shall be included in the calculation of Holdings Economics or Seller Economics, as applicable, in such other manner as agreed by the parties.
Section 2.8    Accounting, Reporting and Remittances.
Subject to Applicable Requirements, including without limitation the applicable Servicing Agreement:
(a)    On the applicable Remittance Date, the Seller shall remit to each Investor all principal, interest and any other amounts due to such Investor.
(b)    The Seller shall prepare and submit all reports to Investors as required by the applicable Servicing Agreement and make such reports available concurrently to Purchasers. The Seller shall maintain an online portal accessible to the general public, to which it will post publically available data within the timeframes and containing the information, in each case, consistent with its practices prior to the Effective Date.
(c)    The Seller shall provide the Purchasers with the daily and monthly servicing reports in accordance with the timing set forth in Exhibit E-1 or otherwise required under this Addendum. The monthly servicing reports shall be delivered no later than the Reporting Date, unless otherwise set forth in Exhibit E-1 or agreed by the parties. Such reports shall be delivered electronically in a manner acceptable to the Purchasers or made accessible to the Purchasers on the Seller’s reporting website (as described in Section 2.11(c)) and shall be in a format substantially in the forms attached to Exhibit E-2 (each, a “Formatted Servicing Report”), as applicable, or in such other format mutually agreed by the parties. In addition, upon request, the Seller shall provide the Purchasers with a loan-level download (in a format reasonably requested by Holdings) of servicing system collection comments within fifteen (15) calendar days of such request for up to [***] Mortgage Loans per quarter, or such longer period of time as the parties reasonably agree for more than 500 Mortgage Loans per quarter, unless the volume of loans requires a longer time period as determined in good faith by Seller in which case parties shall agree upon a reasonable timeframe to provide such comments. The Seller also shall cooperate in good faith with Holdings to provide any additional reports or data as may be reasonably requested from time to time, including but not limited to any Purchaser Regulatory Report subject to the process set forth in Section 2.3, it being understood that to the extent such a report is delivered to an NRZ O/S Entity under an NRZ Subservicing Agreement, such report shall be deemed to have been delivered hereunder.
(d)    The Seller shall provide the Purchasers in an electronic format, with a month end collection and delinquency report set forth in the related Formatted Servicing Report identifying on a loan-level basis the status of any Delinquent Mortgage Loans, and any Loss Mitigation efforts, including, but not limited to, loan modifications and forbearances, it being understood that Seller may deliver a combined report covering Mortgage Loans serviced hereunder and Mortgage Loans subserviced under any NRZ Subservicing Agreement and that delivery of such report to the applicable NRZ O/S Entity in accordance with the related NRZ Subservicing Agreement shall be deemed to constitute delivery hereunder. Loan-level monthly reports shall be properly coded by the Seller to identify Mortgage Loans affected by Loss Mitigation efforts or other changes in payment terms and such reports shall reflect such pending payment terms.
(e)    The Seller shall provide, at the timing set forth in Exhibit E-1, the Mortgagor Litigation Reports as set forth in the related Formatted Servicing Report summarizing current litigation, foreclosure and bankruptcy activity with respect to any of the Mortgage Loans. In addition, the Seller shall provide at the timing set forth in Exhibit E, a report relating to the oversight of foreclosure and bankruptcy attorneys in a form to be reasonably agreed upon by the Seller and Holdings. The Seller’s monthly reporting shall include updates regarding the status of any known litigation, including matters resolved and new matters and associated costs and expenses and upon reasonable request, the Seller shall promptly provide to Holdings copies of all notices, pleadings and subpoenas regarding any such known litigation relating to a Mortgage Loan. The Seller and Holdings hereby agree that such report will include the following information: [***]. To the extent that any reports relating to the matters in this Section 2.8(e) are delivered by Seller to an NRZ O/S Entity under an NRZ Subservicing Agreement, Seller may deliver combined reports covering Mortgage Loans subserviced under such NRZ Subservicing Agreement and under this Addendum, and delivery of such reports to such NRZ O/S Entity shall be deemed to constitute delivery of such reports hereunder. The Seller and Holdings may agree to additional reporting, on an as-needed basis, for specific individual litigation proceedings pursuant to Section 2.3(b). The Seller shall cooperate in good faith with any requests or instructions from Holdings regarding such litigation and related proceedings, and Holdings shall coordinate with each NRZ O/S Entity to the extent such requests relate to similar requests or instructions by such NRZ O/S Entity under the related NRZ Subservicing Agreement.
(f)    On each Business Day, no later than two (2) Business Days after receipt thereof, the Seller shall remit to or at the direction of (i) MSR-EBO, an amount equal to the Excess Servicing Fees and (ii) Holdings an amount equal to Holdings Economics, in each case, pursuant to Section 4.1; provided, however, the Seller shall promptly notify the Purchasers of any disputed amounts as forth in Section 4.3 and any disputed amounts shall not be included in the calculation until resolved in a mutually acceptable fashion pursuant to Section 4.3. The Seller shall provide the Purchasers with the Reconciliation Report (as defined in Section 4.1) to confirm and reconcile the calculation of Holdings Economics, Excess Servicing Fees and the Seller Economics each month, including the appropriate breakdown and support of the various components of the daily Holdings Economics, daily Excess Servicing Fees and monthly Holdings Economics and Seller Economics (on a loan-by-loan basis) and reflecting all applicable fees payable to Holdings, MSR-EBO and to the Seller. Unless separate reporting is requested by the Purchasers, Seller may combine any such reporting with the reporting provided to the NRZ O/S Entities under Section 2.8(f) of the NRZ Subservicing Agreements and delivery of such reporting under the NRZ Subservicing Agreements shall be deemed to constitute deliver hereunder.
(g)    The Seller shall promptly deliver to Holdings any notice received by the Seller from an Investor that instructs the Seller to transfer servicing of any Mortgage Loan. Holdings and the Seller agree to work with such Investor and each other in good faith to resolve such matter.
(h)    Except as otherwise required by Applicable Requirements, all Float Benefit shall be payable to Holdings, which amounts shall be included in the calculation of Holdings Economics in accordance with Section 4.1. Holdings shall be responsible for interest payments to Mortgagors, and Seller shall invoice such net amount as a Holdings Expense in accordance with Section 4.1. Holdings shall be responsible for all fees and charges associated with establishing and maintaining any Custodial Account or Escrow Account.
(i)    Subject to the Seller’s obligations set forth in Section 2.13(d), Holdings shall pay the amount necessary to cover any Compensating Interest, which amount will be invoiced as a Holdings Expense. Following receipt of such invoice, Holdings shall notify the Seller of any disputed amounts as forth in Section 4.3 and any disputed amounts shall not be included in the calculation of Holdings Expense until resolved in a mutually acceptable fashion pursuant to Section 4.3.
(j)    [Reserved.]
(k)    The Seller shall cause an independent certified public accountant selected and employed by it to provide the Purchasers not later than March 15th (or such earlier date required under the applicable Servicing Agreement) of each calendar year to furnish a statement to the effect that such firm has examined certain documents and records relating to the servicing of assets similar in nature to the Mortgage Loans and that such firm is of the opinion that the provisions of this Addendum or similar agreements have been complied with, and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, nothing has come to their attention which would indicate that such servicing has not been conducted in compliance therewith, except for (i) such exceptions as such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement. To the extent such statement has been provided to an NRZ O/S Entity pursuant to an NRZ Servicing Agreement, such statement shall be deemed to have been provided hereunder.
(l)    In the event any items of material noncompliance with Applicable Requirements are discovered, or are specifically noted in connection with any audit or examination of the Corporate Parent or the Seller’s servicing of any of the Mortgage Loans, the Seller shall promptly address and resolve such items and report the status, findings and resolution of such items in a timely manner to Holdings and as otherwise required under Applicable Requirements it being understood that to the extent such reports are provided to an NRZ O/S Entity under an NRZ Subservicing Agreement, such reports shall be deemed to be provided hereunder.
(m)    The Seller shall promptly notify Holdings if it becomes aware of any repurchase claim that would result in a Loss to any Purchaser by the applicable Investor with respect to any Mortgage Loan and shall cooperate with any reasonable requests of Holdings for information with respect to such Mortgage Loan and in connection with coordinating the repurchase claim (including, but not limited to, providing copies of related collection system comments) and delivery of the applicable Mortgage Loan file and related documents to Holdings or its designee with respect to such repurchase transaction.
(n)    Ramp-Up Period. The Seller shall implement the activities described on Schedule 2.8(n) attached hereto within the time periods specified for such activities on Schedule 2.8(n) attached hereto. The Seller shall complete implementation of such activities no later than March 31, 2018. On a monthly basis, the Seller shall provide Holdings with a status report which shows the actual progress achieved by the Seller in the implementation of such activities identified on Schedule 2.8(n) attached hereto, it being understood that to the extent Seller provides any such updates pursuant to Section 2.8(n) of an NRZ Subservicing Agreement, such updates shall be deemed to have been provided hereunder. Seller shall use its commercially reasonable efforts to fully implement such activities as soon as reasonably practicable but not later than March 31, 2018.
Section 2.9    Delinquency Control.
The Seller shall, in accordance with and subject to Applicable Requirements, including without limitation the applicable Servicing Agreement:
(a)    Maintain a delinquent mortgage servicing program that shall include an adequate accounting system that indicates the existence of Delinquent Mortgage Loans, a procedure that provides for sending delinquent notices, assessing late charges, and returning inadequate payments, and a procedure for the individual analysis of distressed or chronically delinquent Mortgage Loans;

(b)    Maintain a collection department and an on‑line automated collection system that complies in all material respects with Applicable Requirements and the Servicing Procedures;
(c)    Conduct property inspections with respect to defaulted Mortgage Loans and REO Properties in accordance with Applicable Requirements, including without limitation the terms of the applicable Servicing Agreement and the Servicing Procedures.
(d)    In accordance with Applicable Requirements, administer the foreclosure or other acquisition of the Mortgaged Property relating to any Mortgage Loan in the name of the applicable Investor, process claims for any applicable insurance and until the transfer of such Mortgaged Property to the Investor or a private mortgage Insurer, if applicable, protect such property from waste and vandalism. In no event shall the Seller have title to a Mortgaged Property conveyed in the name of any Purchaser.
(e)    The Seller shall take appropriate measures to ensure, on an ongoing basis, the accuracy of all documents filed or otherwise utilized by the Seller or its Vendors, Off-shore Vendors and/or Default Firms in any judicial or non-judicial foreclosure proceeding, related bankruptcy proceeding or in other foreclosure-related litigation, including but not limited to, documentation sufficient to establish ownership of the Mortgage Loan by the related Investor and the right to foreclose at the time the foreclosure action is commenced in the name of the Investor. The Seller shall be required to maintain, and to cause its Vendors, Off-shore Vendors and Default Firms to maintain, current and accurate records relating to any foreclosure or related bankruptcy proceedings or related litigation, with a clear auditable trail of documentation capable of validating foreclosure that the Seller has produced, or has received from a prior servicer, and shall cause its Vendors, Off-shore Vendors and Default Firms to do the same. In connection with any foreclosure proceeding, the Seller shall handle such foreclosure proceedings in the name of the Investor, unless otherwise set forth pursuant to the Applicable Requirements, and the Seller shall comply with all Applicable Requirements; provided that, in no event shall the Seller (i) foreclose on the related Mortgaged Property in the name of any Purchaser or (ii) have title to the Mortgaged Property conveyed in the name of any Purchaser.
(f)    With respect to any second lien Mortgage Loan, if the Seller is notified that any superior lienholder has accelerated or intends to accelerate the obligations secured by the Superior Lien, or has declared or intends to declare a default under the mortgage or the promissory note secured thereby, or has filed or intends to file an election to have the Mortgaged Property sold or foreclosed, the Seller shall take, whatever actions are necessary to protect the interests of the Investor consistent with Applicable Requirements; provided that such expense is treated as a reimbursable advance from the Investor.
(g)    The Seller shall comply with the Applicable Requirements, including without limitation the applicable Servicing Agreement, and the Servicing Procedures in connection with procedures and requirements relating to Charged-off Loans and shall include in its monthly reporting to the Purchasers when any such Mortgage Loans become Charged-off Loans. The parties agree that Seller may combine any such reporting with the reporting provided to an NRZ O/S Entity under Section 2.9(g) of an NRZ Subservicing Agreement. Unless otherwise required under Applicable Requirements, the Seller shall not make any Servicing Advances or P&I Advances with respect to Charged-off Loans and shall not be entitled to any Servicing Fees or other compensation with respect to Charged-off Loans. To the extent consistent with Seller’s Servicing Procedures and in accordance with Section 2.4, Seller may utilize a Vendor for recovery collection on such Charged-off Loans.
Section 2.10    REO Properties.
(a)    In the event that title to a Mortgaged Property is acquired in foreclosure, redemption, ratification or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Investor, or its designee (or as otherwise required by the applicable Servicing Agreement); provided that, in no event shall the Seller have title to the Mortgaged Property conveyed in the name of any Purchaser.
(b)    Upon the request of Holdings and subject to Sections 2.3(f) and 2.10(c), Seller shall engage one or more Affiliates of Holdings designated by Holdings to perform certain REO Disposition Services on any REO Property serviced under this Addendum (each an “NRZ REO Vendor”). If applicable, the agreement with an NRZ REO Vendor shall permit such NRZ REO Vendor to refer or contract with certain subvendors to perform REO Disposition Services on any REO Property serviced hereunder, as specified under the contract between Seller and such NRZ REO Vendor, and any approvals or other matters relating to such subvendors shall be addressed in the contract with such NRZ REO Vendor. Except as provided under Section 2.10(f), any brokerage services agreement between Seller and an NRZ REO Vendor shall be substantially the same as the brokerage services agreement, dated as of the date hereof, between Seller and New Residential Sales Corp., including in respect of the termination provisions contained therein, with appropriate modifications to the access to information and insurance provisions to take into account the use of any applicable subcontractors and such other changes as the parties may otherwise agree. As may be specified in the related contract, Seller shall cooperate with each NRZ REO Vendor in connection with such NRZ REO Vendor’s (or its subvendor’s) performance of the applicable REO Disposition Services, which cooperation may include but is not limited to, executing agreements necessary to effect the applicable REO Disposition Services, responding to inquiries regarding any REO Property and providing information and data regarding the REO Properties to such Persons as requested by such NRZ REO Vendor (or as otherwise set forth in the applicable contract with such NRZ REO Vendor).  The Seller shall (x) review any reporting and/or data provided by an NRZ REO Vendor, (y) incorporate such information to Seller’s servicing systems and (z) report such information to the applicable Investors in accordance with the applicable Servicing Agreement.  Holdings shall be entitled to any and all Downstream Ancillary Income and shall be responsible for any and all costs and expenses incurred by the Purchasers for engaging any third-party to assist Holdings in oversight of this Addendum (except as set forth in Section 2.11(a)). For the avoidance of doubt, in no event shall the Seller be entitled to or accept Downstream Ancillary Income following the Effective Date, regardless of whether an NRZ REO Vendor has been appointed or is in place.
(c)    To the extent the ongoing internal costs and expenses related to the Seller’s interaction and/or cooperation with any NRZ REO Vendor and its subvendors materially exceeds the costs Seller had previously experienced with respect to the applicable REO Disposition Services (the “Internal Cost Variance”), Holdings shall reimburse the Seller the documented incremental costs and incremental expenses incurred by Seller with respect to interaction and cooperation with any NRZ REO Vendor and its subvendors that exceeds the Seller’s prior costs related thereto; provided that (i) the Seller shall use commercially reasonable efforts to minimize such incurred costs and expenses and (ii) neither Purchaser shall have any obligation to reimburse the Seller for any costs and expenses related to changes in Seller’s servicing systems, technology systems, servicing processes and/or training/re-training employees, in each case, in connection with the initial implementation and on-boarding. The Seller shall provide Holdings any and all supporting documentation reasonably necessary to review the Internal Cost Variance asserted by Seller (supporting documentation may include invoices, reports and any other documentation or evidence which reasonably substantiates the alleged Internal Cost Variance) and Holdings must reasonably agree with such Internal Cost Variance prior to Holdings reimbursing the applicable incremental costs and incremental expenses as set forth above. Any NRZ REO Vendor and the related contract shall be subject to the approval and onboarding processes set forth in Section 2.3(f) of this Addendum.
(d)    Subject to the terms of the Seller’s existing contracts, as soon as reasonably practicable and in no event later than ninety (90) calendar days after the date hereof, the Seller shall not sign any new property-level listing agreements which cannot be terminated within sixty (60) calendar days after the Effective Date. Upon the engagement of any NRZ REO Vendor, Seller shall be responsible for any and all costs associated with terminating any Vendors performing the REO Disposition Services contemplated in the agreement with such NRZ REO Vendor, including the costs, expenses, termination fees, or other amounts payable, if any, under its existing arrangements with such Vendor(s).
(e)    With respect to any REO Disposition Services that are not covered by a contract with an NRZ REO Vendor, Seller shall engage a vendor to perform REO Disposition Services and the Servicer shall comply with all Applicable Requirements related to the maintenance of REO Property, including without limitation all requirements set forth in the applicable Servicing Agreement. The Servicer shall maintain on each REO Property monthly fire, hazard and, to the extent required and available under the national flood insurance program, flood insurance, all in the amounts and with such coverage as required under Applicable Requirements.
(f)    [***]
(g)    In addition to Seller’s indemnification obligations set forth in Section 8.2, Seller shall indemnify and hold Purchasers harmless against any and all Losses resulting from or arising out of Seller [***]
Section 2.11    Books and Records; Access to Facilities.
(a)    Subject to Section 10.22 of the New RMSR Agreement, the Seller shall keep accessible and retrievable, and make available to each Purchaser upon such Purchaser’s reasonable request, copies of all records relating to the Servicing of the Mortgage Loans under this Addendum, including records related to foreclosure and Loss Mitigation. Each Purchaser shall have the right to examine, audit or conduct diligence on the Seller, Mortgage Loans, Servicing Rights, Rights to MSRs and/or Excess Servicing Fee; provided that each Purchaser agrees to coordinate examinations, audits, reviews or diligence pursuant to this Section 2.11(a) with the other Purchaser and with any examinations, audits, reviews or diligence conducted by an NRZ O/S Entity under an NRZ Subservicer Agreement. In such reviews, the Seller will allow each Purchaser, its Affiliates, and its Representatives (other than Representatives of any Purchaser or NRZ O/S Entity that are business competitors of Seller), during normal business hours and any NRZ O/S Entity upon reasonable notice and provided that such review shall not unduly or unreasonably interrupt the Seller’s business operations, to, at any time and from time to time, access to review all of Seller’s origination and servicing platform, the Mortgage Files, facilities, employees, servicing files, servicing documents, servicing records, data tapes, computer records, servicing systems, and other computer and technology systems or other information pertaining to this Addendum, any Servicing Agreement, the Servicing Rights, the Rights to MSRs, the Excess Servicing Fee, the Mortgage Loans, P&I Advances, the Servicing Advances and the Seller’s general servicing practices and procedures. The Seller may require that any Persons performing such due diligence on behalf of a Purchaser agree to the same non-disclosure and confidentiality agreements set forth in Section 10.20 of the New RMSR Agreement. In furtherance thereof, the Seller shall provide such information, data and materials as reasonably requested by a Purchaser in furtherance of this Section 2.11; provided that each Purchaser agrees to coordinate any requests with the other Purchaser and with any such requests made by an NRZ O/S Entity under an NRZ Subservicing Agreement. Each Purchaser shall pay its own expenses in connection with any such examination; provided further, to the extent a Purchaser reasonably determines that additional diligence is necessary as a result of (x) incorrect or inaccurate information provided to a Purchaser by Seller or (y) the Seller’s (actual or reasonably alleged) failure to observe or perform any or all of the Seller’s covenants and obligations under this Addendum (including errors in judgment), in each case, the Seller shall reimburse the Purchasers up to $500,000.00 per year for the incremental costs and expenses of conducting such additional diligence, it being understood that the maximum amount of $500,000 per year shall apply to all applicable diligence conducted by any Purchaser hereunder and any diligence conducted by any NRZ O/S Entity under any NRZ Subservicing Agreement. With respect to any reviews under this clause (a) and under Section 2.11(a) of any NRZ Subservicing Agreement that exceed one (1) review in any three-month period (absent an event occurring under Section 5.3), the out-of-pocket and internally allocated costs and expenses, as applicable, incurred by the Seller in connection with such additional review shall be at the related Purchaser’s expense as further set forth in Section 2.3(d). In addition, upon the related Purchaser’s request, which request shall be made in coordination with any similar request by the other Purchaser and/or by any NRZ O/S Entity under the related NRZ Subservicing Agreement, the Seller shall make its chief financial officer, treasurer or other senior executive that is both authorized and sufficiently well-informed to speak to Seller’s financial condition, available to discuss Seller’s financial condition, including its current liquidity, promptly but no less than two (2) Business Days after such request.
(b)    The Seller shall cooperate in good faith with Holdings and it Representatives and regulators in responding to any reasonable inquiries regarding the Seller’s Servicing of the Mortgage Loans and the Seller’s compliance with, and ability to perform its obligations under, the provisions of this Addendum and Applicable Requirements, including without limitation inquiries regarding the Seller’s qualifications, expertise, capacity and staffing levels, training programs, work quality and workload balance, reputation (including complaints), information security, document custody practices, business continuity and financial viability, monitoring and oversight of the Vendors, Off-shore Vendors and Default Firms as well as the current accuracy of the representations and warranties made by the Seller in Article VII, it being understood that Holdings shall coordinate all such requests with the requests made by any NRZ O/S Entity under any NRZ Subservicing Agreement. The Seller shall reasonably cooperate to provide to the regulatory authorities supervising any Purchaser or its respective Affiliates and the examiners and supervisory agents of such authorities, access to the documentation required by applicable regulations of such authorities supervising a Purchaser or its respective Affiliates with respect to the Mortgage Loans. Each Purchaser may request, in concert with any such request by the other Purchaser and/or by any NRZ O/S Entity under any NRZ Subservicing Agreement, and the Seller shall cooperate with, reasonable periodic reviews of the Seller’s performance and competence under this Addendum to confirm timeliness, completeness, and compliance with all Applicable Requirements and the provisions of this Addendum, and to confirm that foreclosures are conducted in a manner consistent with Applicable Requirements and any regulatory orders, directives or guidance applicable to a Purchaser, the Seller, or their respective Affiliates. The Seller shall provide Holdings with at least ninety (90) days’ prior written notice if it intends to discontinue or change its current servicing system of record, it being understood that any such notice provide to an NRZ O/S Entity under an NRZ Subservicing Agreement shall be deemed to have been provided hereunder.
(c)    The Seller shall provide the Purchasers and their respective Representatives with access to its systems for access to data and reports to allow the Purchasers to monitor the Mortgage Loans. Neither Purchaser shall have any limitations on the amount of access to such systems nor shall have any limitation on “page views” or downloading therein. Through such access to systems, each Purchaser shall be provided with unlimited access on demand to certain reports and data referenced in this Addendum. Such access to systems shall have targeted availability of twenty-four hours a day, three-hundred sixty-five (365) days per calendar year with a targeted uptime of ninety-eight percent (98%) per month not to include scheduled maintenance. The Seller shall provide Holdings at least five (5) Business Days’ notice prior to any scheduled maintenance or other scheduled access interruption of such access to systems, it being understood that any such notice provide to any NRZ O/S Entity under any NRZ Subservicing Agreement shall be deemed to have been provided hereunder; provided that the Seller shall immediately notify Holdings of any unscheduled access interruptions, it being understood that any such notice provided to any NRZ O/S Entity under any NRZ Subservicing Agreement shall be deemed to have been provided hereunder. The Seller shall use commercially reasonable efforts to address any access or availability issues on the same Business Day on which such issues arises. During any such unscheduled access interruptions, the Seller shall use commercially reasonable efforts to provide the Purchasers certain reports and data in an alternative medium, it being understood that Seller may combine any such reporting with the reporting provided to any NRZ O/S Entity under any NRZ Subservicing Agreement and to the extent Seller provides such reporting to any NRZ O/S Entity under any NRZ Subservicing Agreement, such reporting shall be deemed to be provided hereunder. The Seller’s access to systems shall allow access to the following data and documents: (i) imaged Mortgage Loan Documents and Mortgage Servicing Files in Seller’s possession or control; (ii) imaged copies of all Mortgagor communications; (iii) records of all Mortgagor communications; (iv) imaged copies of all litigation, bankruptcy, foreclosure related solely to each Mortgage Loan (for the avoidance of doubt, such imaged copies of litigation, bankruptcy and foreclosure will not include those unrelated to the Mortgage Loans); (v) current commentary regarding all Mortgagor communications and all activity related to each Mortgage Loan with sufficient detail to understand the status of any issues; (vi) an identifier of the Default Firm(s) engaged relating to the Mortgage Loan, if applicable; (vii) call transcripts; (viii) call recordings (unless call recordings are otherwise electronically made available to any Purchaser, (ix) insurance, including [***], if applicable, and hazard and flood insurance; (x) single point of contact; and (xi) the documents and materials described in Section 2.18(e).
(d)    Subject to Section 10.22 of the New RMSR Agreement, the Seller shall deliver to Holdings the results of any and all reviews or audits conducted by or obtained by the Corporate Parent, the Seller, its Vendors, Off-shore Vendors, Default Firms, agents or representatives (including internal and external auditors) to the extent set forth in Exhibit Q hereto, it being understood that to the extent such results or reports are delivered to any NRZ O/S Entity under any NRZ Subservicing Agreement, such results or reports shall be deemed to have been delivered hereunder. To the extent the Seller is prohibited from delivering such results to Holdings, Holdings and the Seller agree that such reporting may be conducted onsite at the Seller’s location, or may be accomplished via secure electronic means, to the extent such onsite or electronic diligence is otherwise permitted. The Seller and Holdings acknowledge that the availability of certain information from the Seller’s Vendors, Off-shore Vendors, Default Firms and/or other agents and representatives is subject to the requirements and limitations of the contractual relationship between the Seller and that party.
(e)    For critical systems relied upon by the Seller in connection with its obligations under this Addendum, the Seller shall, for each year starting the year in which the Effective Date occurs and for so long as Seller performs the Servicing under this Addendum and in accordance with the delivery timing set forth in Exhibit E-1, provide (i) the Purchasers with a copy of the SOC 1 Type II report applicable to the services or products (or equivalent report(s), solely to the extent Seller proposes such equivalent report(s) in advance to Purchasers and are reasonably satisfactory to Holdings) of Seller’s data processing environment and internal controls related to the obligations or services under this Addendum, as well as (ii) copies of each SOC report or equivalent report(s) applicable to the services or products provided by the Critical Vendors. Each report described in clauses (i) and (ii) above must be performed by a nationally recognized independent audit firm (provided that Seller’s current audit firm shall be deemed acceptable) and shall be substantially consistent with the scope and form provided to NRM in the report related to the period from October 1, 2015 to September 30, 2016, it being understood that Seller may combine any such reporting with the reporting provided to any NRZ O/S Entity under any NRZ Subservicing Agreement and to the extent Seller provides such reporting to any NRZ O/S Entity under any NRZ Subservicing Agreement, such reporting shall be deemed to be provided hereunder. Any requests by Holdings to expand the scope of such reports shall be made in coordination with any such request by each NRZ O/S Entity under the related NRZ Subservicing Agreements and shall be subject to Section 2.3. To the extent any such SOC 1 Type II attestation (or permitted equivalent report(s)) described in clause (i) or (ii) above results in findings, the Seller shall make commercially reasonable efforts to remediate and respond promptly to any reasonable inquiries regarding any such findings from any Purchaser and their respective external auditor, it being understood that the Purchasers shall coordinate any such inquiries with any inquiries made in accordance with Section 2.11(e) of any NRZ Subservicing Agreement, and, to the extent applicable, any response provided by Seller to such inquiries under any NRZ Subservicing Agreement shall be deemed to have been provided hereunder. Subject to Section 10.22 of the New RMSR Agreement, in the event the Seller is prohibited from providing any of the reports or reviews required under this Section 2.11(e) to any Purchaser, the Seller shall cooperate with Holdings and use commercially reasonable efforts to obtain the necessary consents to provide such reports or reviews to the Purchasers.
(f)    The Seller shall promptly upon written request provide to the Purchasers and any Master Servicer, or any Depositor (or any designee of the Depositor, such as an administrator) if a Master Servicer has not been identified under the applicable Servicing Agreement, a written description (in form and substance reasonably satisfactory to Holdings) of the role and function of each Vendor utilized by the Seller, specifying (i) the identity of each such Vendor, (ii) which (if any) of such Vendors are “participating in the servicing function” within the meaning of Item 1122 of Regulation AB and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Vendor identified pursuant to clause (ii) of this Section 2.11(f), it being understood that Seller may combine any such reporting with the reporting provided to any NRZ O/S Entity under any NRZ Subservicing Agreement and to the extent Seller provides such reporting to any NRZ O/S Entity under any NRZ Subservicing Agreement, such reporting shall be deemed to be provided hereunder. The Seller shall cause any Vendor determined by the Seller in its commercially reasonable discretion, applying substantially the same criteria in its determination as applied in the Seller’s 2016 Regulation AB reporting, to be “participating in the servicing function” to comply with the provisions of Section 2.11(g) of this Addendum to the same extent as if such Vendor were the Seller.
(g)    On or before the earliest due date under any Servicing Agreement applicable to Seller in its role as Master Servicer or any Servicing Agreement applicable to Seller in its role as servicer the Seller shall (to the extent provided for under the applicable Servicing Agreement) with respect to each Investor:

(i)    deliver to the Purchasers a report regarding the Seller’s assessment of compliance during the immediately preceding calendar year substantially in the form of the Seller’s 2016 Regulation AB reports as primary servicer and master servicer (or as otherwise specified in the applicable Servicing Agreement), as required under Rules 13a-18(c) and 15d-18(c) of the Exchange Act and Item 1122(b) of Regulation AB. Such report shall be signed by an authorized officer of the Seller;
(ii)    deliver to the Purchasers a report of a nationally recognized independent audit firm that attests to, and reports on, the assessment of compliance made by the Seller and delivered pursuant to Section 2.11(g)(i). Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;
(iii)    cause each Vendor determined by the Seller pursuant to Section 2.11(f) to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, to deliver to the Seller, an assessment of compliance and accountants’ attestation as and when provided in this Section 2.11(g), which shall be delivered with the Seller’s report as provided in Section2.11(g)(i);
(iv)    if required by the Servicing Agreement, deliver, and cause each Vendor described in Section 2.11(g)(iii) to deliver, to the Purchasers, and any Person that will be responsible for signing the certification (a “Sarbanes Certification”) required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a securitization transaction a certification, signed by the appropriate officer of the Seller, in the form set forth in the applicable Servicing Agreement; and
(v)    deliver to the Purchasers a statement of compliance addressed to each Purchaser and such Depositor and signed by an authorized officer of the Seller, to the effect that (A) a review of the Seller’s activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Addendum (which shall be delivered as a separate statement to each Purchaser only) and any applicable Servicing Agreement during such period has been made under such officer’s supervision, and (B) to the best of such officers’ knowledge, based on such review, the Seller has fulfilled all of its obligations under this Addendum and any applicable Servicing Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.
The parties agree that Seller may combine any such reporting with the reporting provided to any NRZ O/S Entity under any NRZ Subservicing Agreement and to the extent Seller provides such reporting to any NRZ O/S Entity under any NRZ Subservicing Agreement, such reporting shall be deemed to be provided hereunder.
Section 2.12    Insurance.
The Seller shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy (collectively, the “Fidelity and Errors and Omissions Insurance”), with broad coverage on all officers, employees or other Persons acting in any capacity with regard to the Mortgage Loans to handle funds, money, documents and papers relating to the Mortgage Loans. The Fidelity and Errors and Omissions Insurance shall be underwritten by an Insurer that has a current rating acceptable under Fannie Mae and Freddie Mac requirements and the applicable Servicing Agreement. The Fidelity and Errors and Omissions Insurance shall protect and insure the Seller against Losses, including forgery, theft, embezzlement, errors and omissions, negligent and fraudulent acts of such Persons. The Fidelity and Errors and Omissions Insurance shall also protect and insure the Seller against Losses in connection with the failure to maintain any insurance policies required pursuant to this Addendum and Applicable Requirements and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby.
No provision of this Section 2.12 requiring the Fidelity and Errors and Omissions Insurance shall diminish or relieve the Seller from its duties and obligations as set forth in this Addendum. The minimum coverage under any such Fidelity and Errors and Omissions Insurance shall be at least equal to the greater of (i) the corresponding amounts required pursuant to the Fannie Mae Guides or as otherwise waived or permitted by Fannie Mae, (ii) the corresponding amounts required by Applicable Requirements or (iii) such other amount required under the applicable Servicing Agreement. Promptly following request of Holdings or the Investor, the Seller shall cause to be delivered proof of coverage of the Fidelity and Errors and Omissions Insurance. At the timing set forth in Exhibit E-1, the Seller will deliver or make available its then-current Fidelity and Errors and Omissions Insurance and will notify Holdings promptly if such Fidelity and Errors and Omissions Insurance is terminated without replacement, it being understood that to the extent Seller delivers or makes available to any NRZ O/S Entity such proof or notifies any NRZ O/S Entity of any such termination, Seller shall be deemed to have provided such proof or notice to Holdings hereunder.
Section 2.13    Advances.
The parties acknowledge and agree that so long as the Servicing Advance receivables and/or P&I Advance receivables with respect to a Servicing Agreement are being sold by Seller to Holdings pursuant to the SAFs, the sale of such receivables by Seller to Holdings shall be made pursuant to and in accordance with the provisions of the SAFs in lieu of this Addendum (but Seller shall comply with all informational and reporting requirements and Section 2.13(e) of this Addendum, as applicable), and Seller covenants and agrees to comply with the provisions of such SAFs with respect to such Servicing Advance receivables and/or P&I Advance receivables.
(a)    Servicing Advances.
The Seller shall, from time to time during the term of this Addendum, make Servicing Advances as required under the applicable Servicing Agreement and Applicable Requirements, provided, however, that such Servicing Advances shall be made in compliance with the Advance Policy.  For the avoidance of doubt, the Advance Policy, as it relates to the making of Servicing Advances, does not apply to any Servicing Advance made prior to the Effective Date.
The Seller shall not make any Servicing Advance unless such Servicing Advance is in compliance with the Advance Policy unless otherwise expressly requested by Holdings in writing to make such Servicing Advance in accordance with Section 2.3 of this Addendum.
The Seller shall not have any obligation to notify Holdings before making any Servicing Advances that are permitted under the Advance Policy and the applicable Servicing Agreement.
The Seller shall provide Purchasers such loan-level detail and advance-level detail information regarding Servicing Advances made in the format and timing set forth in Exhibit E-1. On an as-needed basis, the Seller shall identify any outstanding Servicing Advances which the Seller has determined are not recoverable and the specific reason why such Servicing Advances are not recoverable and whether such Servicing Advance, if made by the Seller, complied with the Advance Policy. For the avoidance of doubt, the Seller shall make any advance necessary as required by all federal, state and local legal and regulatory requirements (including, without limitation, laws, statutes, rules, regulations and ordinances).
(b)    P&I Advances.
The Seller shall, from time to time during the term of this Addendum, make P&I Advances as required under the applicable Servicing Agreement and Applicable Requirements, provided, however, that such P&I Advances shall be made in compliance with the Advance Policy.
The Seller shall not make any P&I Advance unless such P&I Advance is in compliance with the Advance Policy unless otherwise expressly requested in writing by Holdings to make such P&I Advance in accordance with Section 2.3 of this Addendum.
If the Seller reasonably determines that on any Remittance Date for an Investor there will not be adequate Custodial Funds in the related Custodial Account to be remitted for payment to an Investor, then the Seller shall provide Holdings written notice of the amount required to be deposited in such Custodial Account pursuant to the applicable Servicing Agreement so that the Custodial Account will have funds on deposit at least equal to the amount required to be remitted to the applicable Investor. The Seller shall provide Holdings and Holdings lender(s) (as identified to the

Seller by Holdings) such written notice no later than 1:00 p.m. New York City time on the first (1st) Business Day prior to the date on which the respective Custodial Accounts are required to be funded with regard to the respective Remittance Date which notice shall contain an estimate of the P&I Advance required to be advanced. Subject to resolution of any obvious or manifest errors in such estimate, on such date, (i) Seller shall sell, assign, transfer and convey to Holdings, for a cash purchase price equal to 100% of the estimated P&I Advance, all of Seller’s right, title and interest, whether now owned or hereafter acquired in, to and under, each such P&I Advance, (ii) Seller shall represent and warrant to Holdings the representation and warranties set forth in Section 7.11 hereof and (iii) Holdings shall fund (or cause to be funded) the amount set forth in the written notice provided by the Seller (or such lesser amount as reasonably determined by the Seller) via wire transfer into the applicable Custodial Account or such other aggregation account as directed by the Seller. To the extent the amounts that Holdings (or its lender(s)) fund exceed the amounts required to be remitted to the applicable Investor on the applicable Remittance Date, the Seller shall remit such excess funds to Holdings or lender(s), as applicable, no later than two (2) Business Days after such Remittance Date (or netted against the next Business Days’ advance purchase if mutually agreed by the parties). Holdings shall have title to any such P&I Advances when such P&I Advances are funded.
(c)    Purchase of Servicing Advances.
(i)    Without limiting the other terms hereof, the Seller shall cooperate with Holdings, Holdings’ lender(s) and any Rating Agency or other third party in connection with Holdings’ financing of any Servicing Advances.
(ii)    To the extent not sold pursuant to a SAF, Holdings shall purchase from the Seller all Servicing Advances made by the Seller in accordance with this Addendum on a daily basis as further described in this Section 2.13(c). Each Business Day, the Seller shall provide Holdings and Holdings’ lender(s) (as identified to the Seller by Holdings) with a report as set forth on Exhibit E-1 evidencing Servicing Advances made by the Seller in the previous Business Day. For the avoidance of doubt, images of invoices will not be required for purposes of reimbursement pursuant to this Section 2.13(c)(ii).
(iii)    Promptly upon Holdings’ lender’s receipt of the information provided pursuant to Section 2.13(c)(ii) (the “Servicing Advances Purchase Date”), subject to resolution of any obvious or manifest errors, (1) Seller shall sell, assign, transfer and convey to Holdings, for a cash purchase price equal to 100% of the Servicing Advance, all of Seller’s right, title and interest, whether now owned or hereafter acquired in, to and under, each such Servicing Advance, (2) Seller shall represent and warrant to Holdings the representation and warranties set forth in Section 7.11 hereof and (3) Holdings shall fund (or cause to be funded) the amount set forth in the written invoice or other customary documentation provided by the Seller for all such Servicing Advances (or such lesser amount as reasonably determined by the Seller) via wire transfer to the Seller on such Servicing Advances Reimbursement Date. Upon any such funding or payment by Holdings, Holdings shall acquire title to the related Servicing Advances.
(iv)    Except with respect to obvious or manifest errors, Seller and Holdings shall resolve any disputes regarding Servicing Advances in accordance with Section 2.13(e).
(v)    Notwithstanding any provision in this Addendum to the contrary, the Seller shall repurchase from Holdings any Servicing Advances (as part of the daily remittance of Holdings Economics and at cash purchase price equal to 100% of such Servicing Advance) made by the Seller and purchased by Holdings in the event (x) the applicable Investor declines to reimburse such Servicing Advance as a result of the failure of the Seller to service the related Mortgage Loan in accordance with Applicable Requirements or (y) it is determined that such Servicing Advance is not eligible for reimbursement under the applicable Servicing Agreement (unless such Servicing Advance is permitted to be made under the Advance Policy and in accordance with Section 2.13(a)).
(d)    Recovery of P&I Advances and Servicing Advances from Mortgagors.

The Seller shall use commercially reasonable efforts to collect and recover from the related Mortgagors, Investors, or Insurers in accordance with Applicable Requirements and the Advance Policy, all P&I Advances, Holdings Expenses (to the extent applicable) and Servicing Advances made by the Seller or any prior servicer or subservicer.
The Seller shall withdraw funds from the Custodial Accounts to reimburse any Holdings Expenses and to otherwise remit collections related to any Servicing Advances and/or P&I Advances purchased by Holdings under this Addendum, in each case, as soon as possible as permitted under the related Servicing Agreements and the Advance Policy; provided that, the Advance Policy shall allow for certain delays related to the protection of investment grade bonds. Any remittances of collections related to Servicing Advances and/or P&I Advances shall be deposited to the Seller’s clearing account within one (1) Business Day after its receipt thereof.  The Seller shall then remit any such collections to such account or accounts designated in writing from time to time by Holdings (or any transferee of the rights to reimbursement therefor) no later than two (2) Business Days after such amounts are deposited into the clearing account.
To the extent any Servicing Agreement does not have provisions or otherwise contemplate the prioritization for recovery of Servicing Advances, Servicing Fees and/or P&I Advances, the Seller shall calculate any loss at liquidation associated with nonrecoverable advances in a manner that minimizes such loss to Holdings (i.e., utilizing loan-level proceeds to reduce items which do not benefit from a general collections backstop before items which may be reimbursed on a pool-level basis).
The Seller shall cooperate in good faith with the Purchasers to pursue full reimbursement of outstanding Holdings Expense. The Seller shall cooperate in good faith with Holdings to pursue full reimbursement of outstanding P&I Advances and Servicing Advances and shall indicate in the monthly reporting if it determines the recoverability of any such P&I Advances or Servicing Advances is at risk, it being understood that Seller may combine any such reporting with the reporting provided to any NRZ O/S Entity under any NRZ Subservicing Agreement and delivery of such reporting under such NRZ Subservicing Agreement(s) shall be deemed to constitute delivery hereunder.
In the event a P&I Advance or a Servicing Advance is determined to be nonrecoverable under the applicable Servicing Agreement as a result of the Seller’s failure to comply with the Advance Policy (other than as a result of Seller’s compliance with the instruction of Holdings in accordance with Section 2.3), the Seller shall be required to repurchase from Holdings such P&I Advance or Servicing Advance (at cash purchase price equal to 100% of the amount of any such advance that was purchased by Holdings) within ten (10) Business Days following the determination that such advance was nonrecoverable.
(e)    Advance Dispute Resolution.
Except with respect to obvious and manifest errors otherwise resolved by the parties, disputes regarding P&I Advances or Servicing Advances shall be resolved in the manner set forth in Schedule 2.13(e).
Section 2.14    Solicitation.
(a)    Except as otherwise permitted under Exhibit B of this Addendum, the Seller, the Corporate Parent, their respective Affiliates, agents and representatives shall not, without the prior written consent of Holdings, solicit Mortgagors for a refinance of the Mortgage Loans, or for accident, health, life, property and casualty insurance, or any other non-mortgage related products or services, except for products or processes that facilitate normal servicing activities, such as “speedpay” or automatic payment plans. Only upon receipt of the prior written consent of Holdings and in accordance with Applicable Requirements, shall the Seller be entitled to solicit individual Mortgagors for accident, health, life, property and casualty insurance and any other mortgage refinancing or non-mortgage related products or services that the Seller and Holdings deem appropriate. The Seller shall retain any resulting commission or other income in such amounts not to exceed those approved by Holdings. The Seller covenants to Holdings that it shall not solicit any Mortgagor for prepaid single-premium credit life, credit disability, credit unemployment, credit property, accident or health insurance, or any other single-premium insurance product. For the avoidance of doubt, it is understood and agreed that advertising and promotions undertaken by the Seller or any Affiliate of the Seller which are directed to the general public at large or segments thereof that do not target the Mortgagors, including, without limitation, mass mailing based on commercially acquired mailing lists, newspaper, radio, television advertisements and advertisements and offers appearing to the general public on Seller’s website, which may also appear on Seller’s webpages following log-in by consumers (provided such advertisements are not targeted to such consumers), shall not constitute solicitation under this Section 2.14.
(b)    [***]
(c)    [***]
(d)    [***]
Section 2.15    HAMP.
The Seller acknowledges that the Mortgage Loans may include mortgage loans modified under HAMP and Mortgage Loans that may now or in the future be subject to other local, state or federal government mortgage-related programs that currently exist or may exist in the future. The Seller confirms that it is aware of the special requirements for such Mortgage Loans that currently exist or may exist in the future and the Seller agrees to assume the additional responsibilities associated with servicing such Mortgage Loans and to take such actions as are necessary to comply with such programs. With respect to each Mortgage Loan subject to a trial payment period pursuant to HAMP as of the Effective Date, the Seller shall take all actions required of a servicer participating in HAMP to complete such trial payment period and implement the related loan modification. The Seller will cooperate in good faith in connection with any audit, inspection, review, or investigation of the Seller’s compliance with or reporting under HAMP or other government program related to the Mortgage Loans.
Section 2.16    Reserved.
Section 2.17    Pending and Completed Loss Mitigation.
With respect to the Mortgage Loans, the Seller shall (a) accept and continue processing any loan modification, deed in lieu, short sale, or other Loss Mitigation requests pending at the time of the Effective Date in accordance with Applicable Requirements, (b) honor outstanding trial and permanent loan modification, deeds in lieu, short sales, or other Loss Mitigation agreements in accordance with Applicable Requirements, including without limitation, any trial or permanent loan modifications made under HAMP, and (c) correctly apply payments with respect to Mortgage Loans for which the related Mortgagor is a debtor in a case under Chapter 13 of the United States Bankruptcy Code of 1986, as amended, at the time of the Effective Date. Purchasers and Seller acknowledge and agree that the Mortgagors under the Mortgage Loans subject to any of the modification or loss mitigation actions described in the preceding sentence shall be third party beneficiaries of the obligations in the preceding sentence.
Section 2.18    Disaster Recovery Plan.
The Seller shall maintain its current business continuity plan (“BCP”) that addresses the continuation of services if an incident (act or omission) impairs or disrupts the Seller’s obligation to provide the services contemplated under this Addendum, as may be modified from time to time. The Seller agrees to provide Holdings (and any applicable regulatory agencies having jurisdiction over the Purchasers) with a copy of its entire BCP promptly following Holding’s request. The Seller warrants that the BCP conforms to Applicable Requirements and generally accepted industry standards for business continuity planning (collectively, the “BCP Standards”), which include, but are not limited to, recovery strategy, loss of critical personnel, restoring access to documents and data to the Purchaser, documented recovery plans covering all areas of operations pursuant to this Addendum, vital records protection, and testing plans. The Seller will maintain and test the BCP at regular intervals (no less frequently than annually) to ensure that the BCP complies with BCP Standards and shall provide reporting of the test results to Holdings upon request. The Seller will comply with the BCP during the term of this Addendum. The Seller shall notify Holdings promptly of any material modifications to the BCP. To the extent that Seller provides such BCP reporting of test results or notices of material modifications to such BCP to any NRZ O/S Entity under any NRZ Subservicing Agreement, such BCP reporting of test results or notices of material modifications to such BCP shall be deemed to have been delivered hereunder.

The Seller shall provide disaster recovery and backup capabilities and facilities through which it will be able to perform its obligations under this Addendum with minimal disruptions or delays. The recovery strategy shall, at a minimum, provide for recovery after short and long term disruptions in facilities, environmental support, workforce availability and data processing equipment. If requested by Holdings, the Seller must provide evidence of its capability to meet any applicable regulatory requirement concerning business continuity applicable to the Purchaser or the Seller, it being understood that to the extent Seller has provided such evidence to any NRZ O/S Entity under any NRZ Subservicing Agreement, such evidence shall be deemed to have been provided hereunder. The Seller shall notify Holdings or any NRZ O/S Entity immediately (and in any event, within twelve (12) hours) of the occurrence of any catastrophic event that affects or could affect the Seller’s performance of the services contemplated under this Addendum.
The BCP shall include appropriate provisions to ensure the continued availability of critical third-party services and to ensure an orderly transition to new service providers should that become necessary. The Seller shall comply with the Vendor Oversight Guidance with respect to business continuity plans of Vendors. Subject to Sections 10.17 and 2.4, the Seller shall require that any of its Vendors, Off-shore Vendors and Default Firms providing critical services with respect to this Addendum provide copies of their own business continuity plans to the Seller and the Seller shall make such plans available to the extent set forth in Exhibit Q, it being understood that to the extent Seller has provided such plans to any NRZ O/S Entity under any NRZ Subservicing Agreement, such plans shall be deemed to have been provided hereunder.
Section 2.19    Seller Performance Standards.
The Seller shall perform its obligations under this Addendum in accordance with the following standards:
(a)    The Seller shall (i) develop and maintain client management protocols (escalation procedures to be utilized by Holdings, if needed) as set forth in Exhibit N and (ii) dedicate to its relationship with Holdings two (2) fulltime employees, who will be available to Holdings during normal business hours to answer questions, handle requests for information, coordinate change requests, monitor reporting timelines, and to schedule calls with business units in accordance with such protocols, it being understood that Holdings will coordinate with each NRZ O/S Entity, to the extent possible, in all such interactions with Seller and the protocol and dedicated employees applicable to the NRZ O/S Entity relationship under the NRZ Subservicing Agreements shall be applicable to the relationship between Holdings and Seller hereunder.
(b)    The Seller shall use commercially reasonable efforts to resolve to the reasonable satisfaction of Holdings any instances of failure to service the Mortgage Loans in accordance with Applicable Requirements or this Addendum identified by Holdings within a reasonable and mutually agreed upon timeframe.
(c)    The Seller will maintain adequate staffing, training and procedures in fulfillment, collections, Loss Mitigation, customer service, customer complaint, foreclosure, REO and bankruptcy departments in accordance with Applicable Requirements, including without limitation guidance provided by the CFPB and other Governmental Authorities.
(d)    The Seller will maintain adequate foreclosure/bankruptcy staffing to address market conditions and heightened industry focus on current mortgage servicing issues as it relates to defaulted loans and ownership.
(e)    The Seller shall input all material information concerning each Mortgage Loan into the Seller’s servicing system of record and shall image and maintain all correspondence and Servicing documents it prepares or obtains relating to the Mortgage Loans.
(f)    All data and information provided by the Seller to Holdings or an Investor, or to any other third party at the request or on behalf of Holdings pursuant to this Addendum, shall be true, accurate and complete in all material respects; provided, that, the Seller shall not be liable for inaccurate information that is based on information provided by Holdings, an originator, or a prior servicer (other than the Seller or an

Affiliate of the Seller) unless the Seller knew of such inaccuracy or reasonably should have known of such inaccuracy pursuant to Applicable Requirements.
(g)    Unless otherwise agreed to by the Seller and Holdings in a SLA attached hereto, no later than forty-five (45) calendar days after the end of each calendar quarter, the Seller shall deliver to Holdings the following platform-wide customer service statistics (or such other statistics reasonably requested by Holdings): (i) staffing numbers changes, including turnover numbers and outsourced vs. internal; (ii) staffing location changes, including off-shore moves; (iii) advance notice of any outsourcing of consumer-facing staff; (iv) changes to staff scoring methodology; (v) changes to training programs; (vi) numbers of calls/month; (vii) numbers of call monitored each month; (viii) changes to credit-reporting practice; and (ix) answer times, hold times and other measurements of consumer call performance as reasonably requested by Holdings, it being understood that to the extent such statistics have been provided to any NRZ O/S Entity under any NRZ Subservicing Agreement, such statistics shall be deemed to have been provided hereunder.
Section 2.20    Sanction Lists; Suspicious Activity Reports.
(a)    The Seller represents, warrants and covenants that it has, and shall maintain, policies and internal controls reasonably designed to comply with the economic sanctions (the “Sanction Lists”) administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”) and the requirements of this Section 2.20(a). The Seller shall screen all existing Mortgagors and related mortgage participants monthly against the Sanction Lists. The Seller’s policies shall detail steps (i) to identify and resolve potential matches against the Sanction Lists, and (ii) required for record retention in accordance with regulatory requirements. The Seller shall promptly notify Holdings of any unresolved potential matches against the Sanction Lists.
(b)    The Seller represents, warrants and covenants that is has, and shall maintain, policies, training and internal controls reasonably designed to detect and investigate potential suspicious activity and fraud by Mortgagors and related mortgage participants in compliance with the requirements of this Section 2.20(b). The Seller will promptly disclose to Holdings potentially suspicious or unusual activity detected as part of the services performed on behalf of Holdings. The Seller represents and warrants that it has processes in place for such escalation and disclosure process. The Seller represents that it will coordinate the filing of any necessary Suspicious Activity Reports (“SARs”) with respect to the Mortgagors and related mortgage participants with a designated representative of Holdings, if appropriate, and will maintain records of all such SARs filed and investigations performed in accordance with regulatory requirements. The Seller further represents, warrants and covenants that it has, and shall maintain, policies regarding (i) conducting investigations in a timely manner that is consistent with regulatory expectations and requirements, (ii) maintaining appropriate records for reviews, investigations and escalations, and (iii) if applicable, reviewing requests made pursuant to Section 314(a) of the USA PATRIOT ACT through the Financial Crimes Enforcement Network.
Section 2.21    Litigation Management.
Any litigation related solely to a single Mortgage Loan and incidental to the Seller’s servicing obligations hereunder (other than litigation between or among any Purchaser, on the one hand, and the Seller, on the other hand) shall be managed by the Seller or its counsel on behalf of the Investor such as foreclosure, evictions, quiet title and bankruptcy filings, at the Seller’s internal expense with respect to administration of such litigation (excluding, however, third party costs such as reasonable out-of-pocket attorneys’ fees and expenses for which Holdings shall remain responsible and which shall be a Servicing Advance hereunder) unless reimbursed from a third party pursuant to Applicable Requirements. Any and all such proceedings described in this paragraph shall be taken by the Seller in its own name on behalf of the Investor.
At any time subsequent to the Effective Date, the parties may mutually agree to specific litigation protocols for the purpose of managing litigation relating to the Mortgage Loans.

Section 2.22    Financial Covenants and Information; Covenant Compliance Reporting; [***].
(a)    The Seller shall at all times comply with all (i) financial requirements set forth in the applicable Servicing Agreement [***].
(b)    On a monthly basis, the Seller shall provide Holdings with sufficient supporting documentation and backup that will allow Holdings to verify and validate that the Seller is in compliance with the financial requirements set forth in the applicable Servicing Agreement [***], it being understood that to the extent such documentation has been provided to any NRZ O/S Entity under any NRZ Subservicing Agreement, such documentation shall be deemed to have been provided hereunder. No later than the last day of the month (or if such day is not a Business Day, the next succeeding Business Day) after the end of each month, the Seller shall provide each Purchaser with a certificate, signed by the chief financial officer of the Seller and the Corporate Parent, in the form attached hereto as Exhibit H (the “Monthly Financial Covenant Certification”), with supporting documentation and backup (including but not limited to any interim and audited financial statements prepared by the Seller, Corporate Parent’s and any accountant engaged by the Seller or Seller’s Parent) that will allow Holdings to verify, validate and corroborate the certifications made in each Monthly Financial Covenant Certification, it being understood that to the extent such a monthly Financial Covenant Certification and supporting documentation have been provided to any NRZ O/S Entity under any NRZ Subservicing Agreement, such a monthly Financial Covenant Certification and supporting documentation shall be deemed to have been provided hereunder.
(c)    [***]
Section 2.23    Pay-off of Mortgage Loan; Release of Mortgage Loan Documents.
(a)    Upon pay-off of a Mortgage Loan, the Seller will request the applicable Mortgage Loan Documents from the Custodian or the applicable Investor, as the case may be, and upon receipt of same will prepare the appropriate discharge/satisfaction documents, and shall request execution of any document necessary to satisfy the Mortgage Loan or shall execute such document pursuant to a limited power of attorney to be provided by the applicable Investor or shall request such document to be executed by the applicable Investor. The Seller shall prepare, execute, and record all satisfactions and releases in accordance with the timeframes and requirements of all Applicable Requirements, and the Seller shall reimburse each Purchaser for any and all documented Losses which may incur as a result of the Seller’s failure to act in accordance with such Applicable Requirements.
(b)    In the event the Seller prepares a satisfaction or release of a Mortgage without having obtained payment in full (excluding payments in full or other satisfactions as provided for in a Loss Mitigation plan permitted under Applicable Requirements) of the indebtedness secured by the Mortgage or should it otherwise prejudice any enforcement right the related Investor may have under the mortgage instruments, the Seller, upon written demand, shall (i) use commercially reasonable efforts to expunge such satisfaction or release or (ii) if such satisfaction or release cannot be expunged by the Seller in such timeframe required under Applicable Requirements, the Seller shall remit to the Investor, or indemnify and reimburse the Purchasers for, all amounts required to be paid under Applicable Requirements as a result of such satisfaction or release.
(c)    If any Mortgage Loan Documents are to be released to a third-party attorney for purposes of facilitating foreclosure, bankruptcy, or litigation proceedings on behalf of the Seller or the Investor, the Seller must obtain a commercially acceptable attorney bailee agreement from such attorney, a copy which shall be provided to the Custodian on an as-needed basis.
(d)    The Seller shall return the related Mortgage Loan Documents to the Custodian within a timeframe consistent with applicable industry standards following the time such documents are no longer needed by the Seller, unless the Mortgage Loan has been liquidated and the liquidation proceeds relating to the Mortgage Loan have been deposited in the related Custodial Account. The Seller shall indemnify each Purchaser pursuant to Section 8.2 for any loss or damage of such Mortgage Loan Documents by the Seller or its agents, Vendors, Off-shore Vendors or Default Firms.

Section 2.24    Mortgagor Requests.
The Seller shall process requests for partial releases, easements, substitutions, division, subordination, alterations, waivers of security instrument terms, or similar matters in accordance with Applicable Requirements and the Seller shall provide a monthly report identifying such processed requests (other than partial releases), it being understood that Seller may combine any such reporting with the reporting provided to any NRZ O/S Entity under any NRZ Subservicing Agreement and delivery of such reporting to such NRZ O/S Entity under such NRZ Subservicing Agreement shall be deemed to constitute delivery hereunder.
ARTICLE III
AGREEMENTS OF THE PURCHASERS
Section 3.1    Advances.
Holdings shall purchase P&I Advances and Servicing Advances in accordance with Section 2.13 hereof.
Section 3.2    Affiliated Transactions.
Each Purchaser shall comply with its internal policies and procedures concerning transactions with affiliates and related parties in connection with the transactions hereunder.
ARTICLE IV
COMPENSATION
Section 4.1    Servicing Compensation.
On or prior to each Reporting Date, the Seller shall provide Holdings, in an electronic format, a monthly report containing data elements detailing all Holdings Economics, Excess Servicing Fees, the Holdings Expenses and the Seller Economics (the “Reconciliation Report”) as set forth in the related Formatted Servicing Report; it being understood that the amounts described in clauses (iii) and (iv) of Holdings Economics, and Holdings Expenses, may relate to prior periods. Pursuant to Section 2.8(f), the Seller shall provide Holdings with sufficient information to reflect the calculation (daily and monthly, as applicable) of Holdings Economics, Excess Servicing Fees, the Holdings Expenses and the Seller Economics, including the fees payable to the Seller by Holdings under this Addendum. Unless separate reporting is requested by the Purchasers, Seller may combine the Reconciliation Report and any supporting materials required to be delivered hereunder with the “Reconciliation Report” and supporting materials as defined in and delivered pursuant to the relevant NRZ Subservicing Agreements.
Holdings shall pay all non-disputed amounts of the Seller Economics and all non-disputed amounts of Holdings Expenses on a monthly basis, in arrears, on the later of the last Business Day of each month and five (5) Business Days following receipt of the Reconciliation Report, and if reasonably necessary, additional information to confirm and reconcile the Holdings Expenses, Holdings Economics, Excess Servicing Fees, and the Seller Economics relating to the applicable periods included in the Reconciliation Report, subject to Section 4.3. To the extent (i) Holdings does not pay all non-disputed amounts of the Seller Economics within the applicable timeframe set forth in the prior sentence or any amounts owed to the Seller hereunder within the timeframe set forth herein (or if not set forth, within two (2) Business Days of Seller notifying Holdings of such amounts being owed) and (ii) the Seller provided Holdings at least two (2) Business Days’ prior notice of its intention to net such non-disputed amounts, the Seller is entitled net and retain all such non-disputed amounts of the Seller Economics from the applicable remittance Seller makes to Holdings pursuant to Section 2.8(f); provided, further, that the Seller may not net or set-off against any portion from the applicable remittance Seller makes to any Purchaser pursuant to Section 2.8(f) that have been sold and/or pledged by such Purchaser in connection with a financing or securitization involving such remittance, including, without, limitation any servicing advance facility or servicing rights financing, in each case except as expressly permitted in writing by the applicable transaction agreements or the applicable purchaser, lender or secured party.
With respect to disputed amounts of the Seller Economics, the parties shall follow the procedures set forth in Section 4.3 for resolution of disputes to the extent not otherwise resolved.

Following the transactions contemplated under Section 7 of the New RMSR Agreement, if there has been a Material Change, the parties shall agree to an Adjusted Fee Rate calculated in accordance with Exhibit U.
The Seller shall be entitled to all amounts, to the extent paid, allowed to a servicer from time to time by any governmental or quasi-governmental programs or PMI Companies, as applicable, for engaging in Loss Mitigation with respect to the Mortgage Loans. Holdings shall be entitled to the Float Benefit, which amounts shall be remitted by the Seller to Holdings as part of Holdings Economics pursuant to Section 2.8(f). The Seller shall be entitled to Ancillary Income and, pursuant to its reporting obligations hereunder, provide to Holdings information and data related to the Ancillary Income received and/or paid to the Seller. The Seller shall provide or make available to Holdings its schedule of Ancillary Income charged to the Mortgagors on a quarterly basis in an acceptable searchable electronic format that allows for comparison of the current schedule of Ancillary Income against the schedule of Ancillary Income from the prior quarterly period. Unless separate reporting is requested by the Purchasers, Seller may combine any reporting with respect to Ancillary Income required to be delivered hereunder with the reports it delivers to any NRZ O/S Entity under any NRZ Subservicing Agreement.
Except as otherwise set forth in this Addendum, the Seller and each Purchaser shall each be required to pay all expenses incurred by each, respectively, in connection with their respective performance of obligations hereunder, including but not limited to their respective overhead costs and employee salaries.
Section 4.2    Due Date of Payments; Penalties.
In the event either party fails to make a required payment under this Addendum to the other party, the owing party shall be required to pay the other party a finance charge on such amount for each day such payment is delinquent at an annual rate equal to one percent (1%) over the Prime Rate, but in no event greater than the amount permitted by applicable law. Such interest shall be paid by the applicable party on the date such late payment is made and shall cover the period commencing with the day following the Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive. The payment by Seller of any such interest shall not be deemed an extension of time for payment or a waiver of any rights any Purchaser has under this Addendum. Seller shall be responsible for late payment interest or penalties incurred as a result of any late remittances made by Seller with respect to any of the Servicing Agreements, provided that the late remittance was not the result of any Purchaser failing to timely make any required payments under this Addendum.
Section 4.3    Resolution of Disputes and Monetary Errors.
In the event either party, in good faith, disputes any sum the other party contends are due and payable hereunder, such disputing party shall deliver to the contending party a written notice explaining the justification for such dispute in sufficient detail to permit the contending party to evaluate and respond to such dispute, together with any documentation available to such disputing party to support such dispute. All sums that are not disputed shall be paid as and when due under this Addendum. If the contending party demonstrates that the disputed amount is properly due and payable, including by providing supporting documentation and/or analysis, the disputing party shall pay such amount within five (5) Business Days after receipt of such documentation. If the disputing party continues to dispute all or any portion of such amount and the parties cannot thereafter reconcile such dispute within a reasonable period of time not to exceed thirty (30) days, the contending party shall be entitled, upon ten (10) days’ written notice to the disputing party, to submit such matter to a dispute resolution process (other than litigation) and if such amounts are subsequently determined to be proper, contending party shall be entitled to recover as part of its claim its reasonable, out of pocket costs and expenses, including reasonable out-of-pocket attorneys’ fees, incurred in prosecuting such claim with interest on the disputed amount at an annual rate of five percent (5%) over the Prime Rate, but in no event greater than the amount permitted by applicable law. If such disputed amounts are subsequently determined not to be due and payable to the contending party, the disputing party shall be entitled to recover as part of its claim its reasonable out-of-pocket costs and expenses, including attorneys’ fees, incurred in connection with prosecuting such claim.
ARTICLE V
TERM AND TERMINATION

Section 5.1    Term.
(a)    The initial term of this Addendum shall be from the Effective Date until the date that is the fifth (5th) year anniversary of the Original Closing Date (the “Initial Term”). Except as otherwise set forth in this Section 5.1 and Section 5.6, the Seller shall not be permitted to terminate this Addendum prior to the expiration of the Initial Term. If this Addendum has not otherwise been terminated pursuant to this Article V, then the term of this Addendum for the Seller shall automatically be renewed for successive one (1) year terms after the expiration of the Initial Term. The Seller shall not resign from the obligations and duties under any Servicing Agreement, except (i) upon determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by Seller or any Purchaser [***]. If Seller resigns under any Servicing Agreement, Seller shall (A) reimburse the Purchasers for Purchasers’ Servicing Transfer Costs, if any, incurred in connection with transferring the servicing to a successor servicer, (B) not be entitled to any Termination Fee, deboarding fees or reimbursement of its Servicing Transfer Costs or amounts it is required to pay or reimburse to third parties under the applicable Servicing Agreements in connection with such resignation and (C) pay the applicable Average Third Party Mark Payment pursuant to Section 8.1. Any such determination that Seller’s duties hereunder are no longer permissible under applicable law shall be evidenced by an opinion of counsel written by a law firm reasonably acceptable to Purchasers to such effect in form and substance reasonably acceptable to Purchasers. If Seller terminates this Addendum pursuant to Section 5.6, such termination shall be treated as a termination without cause by Purchasers under this Addendum.
(b)    During the Initial Term, Holdings may terminate this Addendum in whole, but not in part (unless otherwise expressly permitted pursuant to this Addendum) for convenience, by delivering written notice of such termination to the Seller. Following the Initial Term, the term of this Addendum may be extended by Holdings for successive three (3) month renewal periods (which, if extended, shall commence on the expiration date of the then-current term and end on the calendar day that is the three (3) month anniversary of the preceding term’s expiration date (or if such day is not a Business Day, on the first Business Day immediately following such day)), by delivering written notice of such three month extension (which may be by electronic mail). Such notice shall be delivered at least thirty (30) calendar days preceding such extension (or if such day is not a Business Day, the first Business Day immediately preceding such day), provided that any such extension notice that is delivered prior to the expiration of the then current term shall be effective. Unless earlier terminated pursuant to any other provision in this Article V, this Addendum shall terminate at the expiration of the then-current term if Holdings fails to notify the Seller of a three (3) month extension prior to such expiration.
(c)    The Seller may terminate this Addendum at the end of the Initial Term or at the end of any subsequent one year term, in whole but not in part upon written notice to Holdings at least two-hundred twenty five (225) days prior to the end of the applicable term.
(d)    Any Mortgage Loans removed from a Servicing Agreement pursuant to the exercise of an early termination or other reconstitution provision and (i) included in a Securitization Transaction (a “Resecuritized Transaction”) where the applicable Securitization Servicing Agreement or Interim Servicing Agreement is reasonably acceptable to the Seller shall be removed from this Addendum and shall be serviced by the Seller pursuant to such Securitization Servicing Agreement or Interim Servicing Agreement, as applicable, or (ii) not included in the related Securitization Transaction shall be removed from this Addendum and shall be serviced by the Seller under an Interim Servicing Agreement. For the avoidance of doubt, no Termination Fee, deboarding fee or other compensation (other than accrued Seller Economics) shall be payable to Seller for a termination under this Section 5.1(d). The Seller shall use its best efforts to remain in good standing with the Rating Agencies and otherwise comply with the requirements of Rating Agencies. With respect to any Resecuritized Transaction in which the Seller has agreed to execute the applicable Securitization Servicing Agreement but is otherwise not permitted to service in such Resecuritized Transaction solely as a result of the requirement of the related Rating Agency (which is rating such Resecuritized Transaction) (in either case, a “Barred Transaction”), Holdings shall use reasonable efforts to consult with the applicable Rating Agencies and reasonably advocate for the Seller’s participation in such Barred Transaction (and such participation does not have, or result in, any adverse impact or effect on any Purchaser, the related Barred

Transaction and/or the securities being issued thereunder). Holdings shall not select any Rating Agency with the sole intention of excluding the Seller from participating in a Barred Transaction. If Holdings determines, in Holdings’ reasonable discretion (as supported by reasonable documentation or analysis provided by Holdings to Seller in writing), that retaining Seller to service loans in a Resecuritized Transaction could have a material adverse impact on the related Resecuritized Transaction and/or the securities being issued thereunder, then Holdings shall not be obligated to utilize the Seller in such Resecuritized Transaction, in which event the Seller shall interim service such Mortgage Loans pursuant to the terms of this Addendum until the transfer of servicing to the successor servicer. If Holdings determines, in Holdings’ reasonable discretion, that retaining Seller to service loans in a Resecuritized Transaction does not have a material adverse impact on the related Resecuritized Transaction and/or the securities being issued thereunder and, accordingly, elects not to retain the Seller in such Resecuritized Transaction, (i) the Seller shall interim service such Mortgage Loans pursuant to the terms of this Addendum until the transfer of servicing to the successor servicer and (ii) Holdings shall pay the applicable Exit Fee on the date that the related transfer of servicing to the successor servicer is completed.
(e)    This Addendum shall otherwise terminate upon the earliest of (i) the distribution of the final payment on or liquidation of the last Mortgage Loan and REO Property subject to this Addendum or (ii) as otherwise set forth in this Article V. Notwithstanding anything to the contrary contained herein, no termination of this Addendum with respect to any Servicing Rights or any Mortgage Loan shall be effective unless and until (i) such Mortgage Loan is removed pursuant to Section 5.1(d), (ii) such Servicing Rights are transferred to an NRZ O/S Entity under the Transfer Agreement as set forth in Section 5.2, (iii) such Servicing Rights are transferred to a third party servicer or acquired by the Seller in accordance with Section 5.4(c), (d) or (e) or (iv) Seller and Holdings have entered into an oversight agreement and one or more subservicers have assumed the subservicing of all of the Mortgage Loans and REO Properties in accordance with Section 5.7. The parties acknowledge that to the extent that Seller or Holdings exercises its right to “terminate” or not to “extend the term” of this Addendum pursuant to Section 5.1(a), 5.1(b), 5.1(c) or 5.6, as applicable, the exercise of any such right speaks only to the ability of Seller or Holdings, as applicable, to exercise its rights under Section 5.4(c), 5.4(d) or 5.4(e), as applicable, subject to the terms and conditions set forth therein.
Section 5.2    Transfer Pursuant to Transfer Agreement.
Mortgage Loans for which the Servicing Rights have been transferred to an NRZ O/S Entity pursuant to the Transfer Agreement shall no longer be serviced hereunder and shall be serviced or subserviced as described in the Transfer Agreement.
Section 5.3    Termination with Cause.
(a)    Holdings may terminate this Addendum immediately for cause, in whole, but not in part, by providing written notice of its intent to terminate Seller based on any of the following events (each such event and any other event mutually agreed upon by the parties, a “Seller Termination Event”), which as of the date of such notice, shall not have been waived in writing:
(i)    any failure by the Seller to remit Holdings Economics, Excess Servicing Fees or any other payment due any Purchaser pursuant to this Addendum (including, but not limited to, any Average Third Party Mark Payment or any Investor payment with respect to the Mortgage Loans) not in dispute pursuant to Section 4.3, which failure continues unremedied for a period of two (2) Business Days after the date on which such payment was required to be remitted under the terms of this Addendum or Applicable Requirements, as applicable;
(ii)    any failure by the Seller to provide to any Purchaser (1) any Critical Report unless such failure to deliver a Critical Report was a direct result of any Purchaser’s or any NRZ O/S Entity’s failure to provide material information (which was not in the possession or control of the Seller) necessary to complete such Critical Report, which failure continues unremedied for a period of five (5) Business Days following the date such Critical Report was due and/or (2) any Purchaser Regulatory Reports, which failure continues unremedied for a period of five (5) Business Days following the date such Purchaser Regulatory Report was due;

(iii)    (A) [***] and/or (B) deliver the Monthly Financial Covenant Certification to the Purchasers within the timeframes set forth in Section 2.22, which failure in the case of clause (B) continues unremedied for a period of five (5) Business Days;
(iv)    any default and/or failure by Seller to duly observe or perform, in any material respect, any covenants, obligations or agreements of Seller set forth in this Addendum (including the Schedules and Exhibits hereto), to the extent such default or failure is susceptible of being cured, irrespective of the date on which the covenant or obligation was to be performed or observed, continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by Holdings;
(v)    any representation or warranty made by the Seller hereunder shall prove to be untrue or incomplete in any material respect and such representation or warranty continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by Holdings;
(vi)    the Seller shall fail to comply in any material respect with any audit procedures pursuant to Section 2.11(b) or (e) of this Addendum, which failure continues unremedied for a period of seven (7) Business Days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by Holdings and such failure to deliver could be reasonably expected to result in a material Loss by, or have a material adverse effect on, Holdings;
(vii)    a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator or other similar official in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Seller and/or the Corporate Parent and such decree or order shall have remained in force, undischarged or unstayed for a period of forty-five (45) days;
(viii)    the Seller and/or the Corporate Parent shall (i) consent to the appointment of a conservator, receiver, or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities, or similar proceedings of or relating to the Seller’s and/or the Corporate Parent’s property or relating to all or substantially all of the Seller’s and/or the Corporate Parent’s property or (ii) admit in writing its inability to pay its debt as it becomes due, admit in writing its intention not to perform any of its obligations, file a petition to take advantage of any applicable insolvency or bankruptcy statute, voluntarily suspend payment of any of its obligations, or make an assignment for the benefit of its creditors;
(ix)    the Seller (A) shall cease being an approved subservicer/servicer in good standing with Fannie Mae or Freddie Mac or (B) is no longer able to service loans for the FHA or VA;
(x)    Either (i) the occurrence and continuation of a default of any payment of any amounts due under any Material Debt Agreement (after any applicable grace period) or (ii) the occurrence and continuation of a default under a Material Debt Agreement resulting in the acceleration or prepayment thereof;
(xi)    any admission by the Seller or the Corporate Parent or the final determination of material wrongdoing in connection with any regulatory action commenced by a Governmental Authority (i) that has a Material Adverse Effect on the Purchasers, New Residential Investment Corp., Servicing Rights, and/or the Servicing Advances and/or P&I Advances related thereto or (ii) in which any investor, lender or other counterparty to New Residential Investment Corp.’s and/or any Purchaser’s financing or lending arrangement of Servicing Rights, “excess spread”, Servicing Advances and/or P&I Advances makes a breach or default claim under such financing or lending arrangement in writing and such Person(s) have the sufficient right and/or own (or control) a sufficient portion of the investment under such arrangement to declare or direct another party to declare a default thereunder;
(xii)    a Change of Control has occurred with respect to the Seller and/or the Corporate Parent, unless such change of control results from the acquisition of stock or voting interests by any Purchaser or any of its Affiliates;
(xiii)    the Seller and/or Corporate Parent attempts to assign Servicing Rights (other than as contemplated under and in accordance with Section 5.2 or 5.4(c), (d) or (e), as applicable), Rights to MSRs, Excess Servicing Fee and/or its rights to servicing compensation hereunder without the consent of the Purchasers;
(xiv)    any report required herein contains materially inaccurate data or information that has a Material Adverse Effect on the Purchasers, New Residential Investment Corp., the Servicing Rights, P&I Advances and/or the Servicing Advances; provided, that such inaccuracy is not the direct result of inaccurate data or information provided to the Seller by the Purchasers, any NRZ O/S Entity or New Residential Investment Corp., or a third party appointed by Purchasers, any NRZ O/S Entity or New Residential Investment Corp.;
(xv)    as of any date of determination, the unpaid principal balance of Measurement Loans with respect to which a Termination Party has, other than in connection with any Solicitations to Terminate which has not resulted in a vote or direction to terminate, delivered written notification of intent to terminate or notice of termination or otherwise directed or initiated the process of terminating any NRZ O/S Entity and/or Seller in writing (“PSA Termination Notice”), in the aggregate, equals or exceeds [***] of the Measurement Balance, in each case, due to Seller’s failure to service in accordance with the terms of this Addendum; provided, however that, the unpaid principal balance with respect to a Servicing Agreement will not be counted toward the [***] threshold referenced in this Section 5.3(a)(xv) if the related Termination Party delivered the related PSA Termination Notice solely as a result of Seller’s compliance with a written direction from Holdings in accordance with Section 2.3 hereof or the written direction of any NRZ O/S Entity in accordance with Section 2.3 of any NRZ Subservicing Agreement; provided that no termination shall be permitted unless any applicable cure period in the related Servicing Agreement has expired and the related Termination Party has not withdrawn such notification;
(xvi)    as of any date of determination, the unpaid principal balance of Measurement Loans with respect to which a Termination Party has sent a solicitation for a vote or request for direction from or on behalf of Investors regarding the termination of any NRZ O/S Entity and/or Seller as servicer under the related Servicing Agreement (a “Solicitation to Terminate”), in the aggregate, equals or exceeds [***] of the Measurement Balance, in each case (A) from a Termination Party and (B) due to Seller’s failure to service in accordance with the terms of this Addendum; provided, however that, the unpaid principal balance with respect to a Servicing Agreement will not be counted toward the [***] threshold referenced in this Section 5.3(a)(xvi) if the related Termination Party delivered the related Solicitation to Terminate solely as a result of Seller’s compliance with a written direction from Holdings in accordance with Section 2.3 hereof or the written direction of any NRZ O/S Entity in accordance with Section 2.3 of any NRZ Subservicing Agreement; provided, further that a Solicitation to Terminate shall no longer be included in calculating the [***] threshold on the earlier of the date the Termination Party indicates that it will pursue no action or provides notification indicating that such Solicitation to Terminate has not resulted in a vote to terminate or direction to terminate Seller as servicer under the related Servicing Agreement and 135 days following the date of the Solicitation to Terminate if such Solicitation to Terminate has not resulted in a vote to terminate or direction to terminate Seller as servicer under the related Servicing Agreement;
(xvii)    either (A) the publicly filed annual financial statements or the notes thereto or other opinions or conclusions stated therein of New Residential Investment Corp. or NRM shall indicate that New Residential Investment Corp. or NRM, as applicable, has a “material weakness” and/or

“significant deficiency”, or (B) if not publicly filed because not a publically registered entity, the annual financial statements or the notes thereto or other opinions or conclusions stated therein of New Residential Investment Corp. or NRM, as applicable, shall indicate that New Residential Investment Corp. or NRM has a “material weakness”, which, in any such case is caused by either (i) inaccurate information provided by the Seller or Corporate Parent and relied upon by any Purchaser, NRM or New Residential Investment Corp., as applicable, or (ii) the processes, practices or procedures of the Seller or the Corporate Parent;
(xviii)    [Reserved];
(xix)    at any time following the six-month anniversary of the Original Closing Date, the Seller’s or Corporate Parent’s management discloses in their respective quarterly or annual financial statements that there is substantial doubt about its ability to continue as a going concern; provided, however, that such substantial doubt is not based in material part on the potential early termination of any of the transactions contemplated by this Addendum or any NRZ Subservicing Agreement;
(xx)    failure of the Seller to maintain any required qualification, license or approval to do business, to service residential mortgage loans, or to otherwise collect debts or perform any activities relating to residential mortgage loans in any jurisdiction where the Mortgaged Properties are located, to the extent required under Applicable Requirements; provided that, Holdings may terminate this Addendum pursuant to this Section 5.3(a)(xx) only with respect to the Mortgage Loans in the applicable state where the Seller failed to maintain such qualification, license or approval;
(xxi)    the occurrence of a Performance Trigger;
(xxii)    [***]; or
(xxiii)    the occurrence of a Subservicer Termination Event (as defined in an NRZ Subservicing Agreement) under an NRZ Subservicing Agreement, with respect to which the applicable NRZ O/S Entity has exercised remedies;
provided, however, that notwithstanding the foregoing, if Seller has provided Holdings a written notice of its intent to terminate this Addendum with cause pursuant to Section 5.6 or of Seller’s intent to terminate an NRZ Subservicing Agreement pursuant to Section 5.6 thereof or Holdings has provided written notice of its intent to terminate this Addendum pursuant to Section 5.1(b) or any NRZ O/S Entity has provided notice to Seller of its intent to terminate an NRZ Subservicing Agreement pursuant to Section 5.1(b) thereof, Holdings may not terminate the Seller for cause pursuant to any of Sections 5.3(a)(iii), (x), (xvii) or (xix) if the event specified in such subsection was based in material part on such notice of intent to terminate; provided, further, that if either Holdings or Seller has exercised its rights to not renew or to terminate this Addendum under any provision of this Article V other than pursuant to Section 5.3(a), to the extent that the transferring out of Servicing Rights has resulted in a material and adverse change to the portfolio of Mortgage Loans being serviced hereunder, Holdings may not terminate this Addendum for cause pursuant to any of Sections 5.3(a)(xv), (xvi) or (xxi); provided, further however, that if a Seller Termination Event is cured or is no longer continuing, such event shall cease to be a Seller Termination Event upon the date that is six (6) months following the later of (i) the date such Seller Termination Event was cured or ceases to continue and (ii) the date Holdings received notice or otherwise became aware of such Seller Termination Event.
(b)    The Seller recognizes that an Investor may rescind its recognition of a Servicing arrangement if the Investor terminates the Seller under the applicable Servicing Agreement, in which event this Addendum would be terminated with respect to the related Mortgage Loans, and such termination shall be treated as:
(i)     a termination for cause for purposes of this Addendum if the Investor’s action is related to an act or omission, or the processes, practices and/or procedures of the Seller or the Corporate Parent (unless such act or omission is related to Seller’s compliance with Holdings’ written direction in accordance with Section 2.3 or the written direction of any NRZ O/S Entity under Section 2.3 of any NRZ Subservicing Agreement; provided, further, that this provision shall not protect the Seller from any liability for any breach of its covenants made herein, or failure to perform its obligations in compliance with the terms of this Addendum, including any standard of care set forth in this Addendum, or from any liability which would otherwise be imposed on the Seller or any of its directors, officers, agents or employees by reason of the Seller’s willful misfeasance, bad faith, fraud, or negligence in the performance of its duties hereunder or by reason of its negligent disregard of its obligations or duties hereunder) or
(ii)    a termination without cause if the Investor’s action is related to Seller’s compliance with Holdings’ written direction in accordance with Section 2.3 or the written direction of any NRZ O/S Entity under Section 2.3 of any NRZ Subservicing Agreement.
(c)    Each party shall promptly notify the other party in the event of any breach or anticipated breach by the notifying party of its obligations under this Addendum or any event of default or anticipated event of default or other termination event with respect to such party set forth in this Addendum.
(d)    The rights of termination, as provided herein, are in addition to all other available rights and remedies, including the right to recover damages in respect of any breach.
Section 5.4    Reimbursement upon Expiration or Termination; Termination Assistance.
(a)    If Holdings:
(i)     terminates this Addendum “for cause” pursuant to Section 5.3(a) (other than pursuant to Section 5.3(a)(xxiii)), Seller (A) shall reimburse the Purchasers for Purchasers’ Servicing Transfer Costs incurred in connection with transferring the servicing to a successor servicer or subservicer, (b) shall reimburse the Purchasers for any boarding fees of the subsequent servicer which shall be capped at [***] per Mortgage Loan/REO Property and (C) shall not be entitled to any Termination Fee, deboarding fees or reimbursement of its Servicing Transfer Costs;
(ii)    terminates this Addendum “for convenience” pursuant to Section 5.1(b), Holdings shall remit to the Seller (A) solely if the Effective Date of Termination occurs during the Initial Term, an amount equal to the applicable Termination Fee and (B) irrespective of whether the Effective Date of Termination occurs during the Initial Term, the greater of [***] per Mortgage Loan/REO Property and Seller’s Servicing Transfer Costs incurred in connection with transferring the servicing to a successor servicer or subservicer;
(iii)    does not extend the term of this Addendum at the end of the Initial Term or any three-month renewal term thereafter, (A) Seller shall not be entitled to any Termination Fee; (B) neither party shall be responsible for paying any deboarding or boarding fees, and (C) (I) each of Seller and Holdings shall pay 50% of the aggregate Servicing Transfer Costs incurred by such parties in connection with transferring the servicing to a successor servicer or subservicer if either (I) the NRM Subservicing Agreement has not been terminated or (ii) such costs are incurred on or prior to 90 days following the Effective Date of Termination of the NRM Subservicing Agreement and (II) thereafter, Holdings shall pay all Servicing Transfer Costs incurred by such parties in connection with transferring the servicing to a successor servicer or subservicer; or
(iv)    terminates this Addendum “for cause” pursuant to Section 5.3(a)(xxiii), (A) the Servicing Transfer Costs incurred by such parties in connection with transferring the servicing to a successor servicer or subservicer following such termination shall be paid by Seller to the extent such Servicing Transfer Costs are incurred on or prior to July 22, 2019, and any Servicing Transfer Costs incurred thereafter shall be paid by the Purchasers, (B) neither party shall be responsible for paying any deboarding or boarding fees, and (C) Seller shall not be entitled to any Termination Fee.
To the extent Holdings is obligated to pay the Termination Fee as set forth above, (i) if Seller purchases the related Servicing Assets or the related Rights to MSRs and Transferred Receivables Assets under Section 5.4

(c)(i)(A) or (B), such Termination Fee shall, to the extent possible, be netted against the applicable Option Price or purchase price, respectively and otherwise be paid to Seller on the applicable Termination Date and (ii) if Seller is not purchasing the related Servicing Assets or the related Rights to MSRs and Transferred Receivables Assets under Section 5.4(c)(i)(A) or (B), Holdings shall remit to the Escrow Agent, to be held by the Escrow Agent in accordance with the Escrow Agreement, one-hundred percent (100%) of the applicable Termination Fee Deposit Amount (as defined and calculated in accordance with Exhibit C-2) in immediately available funds at least one (1) Business Day prior to the Seller sending the related transferor’s notice of transfer of servicing or “goodbye letter” in accordance with the requirements of applicable law solely to the extent the Seller has complied and completed all of the servicing transfer requirements set forth in Part I of Exhibit S required to be performed on or before such date thereof; provided that Seller shall have no obligation to send any such notices until the Escrow Agent verifies to Seller that the Termination Fee Deposit Amount has been received. The Escrow Agent shall pay the Seller (i) fifty percent (50%) of the applicable Termination Fee Deposit Amount in immediately available funds within two (2) Business Days after its receipt, with a copy to Holdings, from the Seller of a certification by the Seller and its third party vendor handling the mailing that the Seller has sent the related transferor’s notice of transfer of servicing or “goodbye letter” and (ii) the remaining fifty percent (50%) of the applicable Termination Fee Deposit Amount in immediately available funds within two (2) Business Days after its receipt, with a copy to Holdings, from the Seller of a certification by the Seller that the Seller has completed the Servicing Transfer Requirements set forth in Part III of Exhibit S attached hereto and including the federal reference numbers and wire amounts for the funds required to be remitted in accordance with such Servicing Transfer Requirements. The Seller shall send a copy of each of the deliverables under the Servicing Transfer Requirements to Holdings at the same time it delivers such deliverable to the applicable successor servicer or subservicer. Holdings may elect to wait to transfer the servicing with respect to certain Servicing Agreements if the transfer of such Servicing Agreements would result in the unpaid principal balance of the Mortgage Loans that would remain subject to this Addendum following such transfer to be less than ten percent (10%) of the unpaid principal balance of all of the Mortgage Loans subject to this Addendum on the Effective Date of Termination. The Seller and Holdings shall use their best efforts to cooperate to enter into an Escrow Agreement containing the terms as set forth in this paragraph prior to the applicable date a payment is required to be made to the Escrow Agent as described in this paragraph. Notwithstanding anything to the contrary set forth in this Addendum, the Seller shall not be entitled to receive any Termination Fee to the extent the Effective Date of Termination occurs after the Initial Term or the parties are unable to effectuate the transfer of servicing to a successor servicer or subservicer.
In addition, in connection with any of the terminations described in this Section 5.4(a), (i) to the extent not previously purchased, Holdings shall purchase, in accordance with the terms and requirements of this Addendum, all Servicing Advances and P&I Advances for which Purchaser has not purchased prior to the Effective Date of Termination (other than any amounts being disputed in accordance with Section 4.3) and (ii) Holdings shall pay to the Seller all unpaid Seller Economics which have accrued as of the date the servicing transfers to a successor servicer or subservicer (“Successor Transfer Date”) (other than any amounts being disputed in accordance with Section 4.3) or the Termination Date, as applicable. Other than with respect to the Termination Fee, if applicable, all amounts payable or reimbursable under this Section 5.4(a) shall be paid or reimbursed on the Successor Transfer Date or the Termination Date, as applicable based on customary practices of estimation and true-up. To the extent that any such amounts are not known and/or invoiced by the party entitled to payment prior to the Successor Transfer Date, or the Termination Date, as applicable, such amounts shall be paid or reimbursed to the party entitled to payment within ten (10) Business Days of the other party’s receipt of an invoice therefore, together with any documentation required pursuant to this Addendum.
In addition, upon termination of this Addendum, subject to the foregoing, Holdings and the Seller shall pay or reimburse the other party any other amounts due under this Addendum.
(b)    If Seller:
(i)    terminates this Addendum “for cause” pursuant to Section 5.6, Holdings (A) shall reimburse the Seller for Seller’s Servicing Transfer Costs incurred in connection with transferring the servicing to a successor servicer or subservicer, (b) shall pay Seller a deboarding fee equal to [***] per Mortgage Loan/REO Property and (C) solely if the Effective Date of Termination occurs during the Initial Term, shall pay Seller an amount equal to the applicable Termination Fee;
(ii)    [Reserved]; or
(iii)    terminates this Addendum at the end of the Initial Term pursuant to Section 5.1(c) or any renewal term thereafter, (A) each of Seller and Holdings shall pay 50% of the aggregate Servicing Transfer Costs incurred by such parties in connection with transferring the servicing to a successor servicer or subservicer, (B) neither party shall be responsible for paying any deboarding or boarding fees, and (C) Seller shall not be entitled to any Termination Fee.
To the extent the Holdings is obligated to pay the Termination Fee as set forth above, (i) if Seller purchases the related Servicing Assets or the related Rights to MSRs and Transferred Receivables Assets under Section 5.4(e)(i)(A) or (B), such Termination Fee shall, to the extent possible, be netted against the applicable Option Price or purchase price, respectively or otherwise paid to Seller on the applicable Termination Date and (ii) if Seller is not purchasing the related Servicing Assets or the related Rights to MSRs and Transferred Receivables Assets under Section 5.4(e)(i)(A) or (B), Holdings shall remit to the Escrow Agent, to be held by the Escrow Agent in accordance with the Escrow Agreement, one-hundred percent (100%) of the applicable Termination Fee Deposit Amount (as defined and calculated in accordance with Exhibit C-2) in immediately available funds at least one (1) Business Day prior to the Seller sending the related transferor’s notice of transfer of servicing or “goodbye letter” in accordance with the requirements of applicable law solely to the extent the Seller has complied and completed all of the servicing transfer requirements set forth in Part I of Exhibit S required to be performed on or before such date thereof; provided that Seller shall have no obligation to send any such notices until the Escrow Agent verifies to Seller that the Termination Fee Deposit Amount has been received. The Escrow Agent shall pay the Seller (i) fifty percent (50%) of the applicable Termination Fee Deposit Amount in immediately available funds within two (2) Business Days after its receipt, with a copy to Holdings, from the Seller of a certification by the Seller and its third party vendor handling the mailing that the Seller has sent the related transferor’s notice of transfer of servicing or “goodbye letter” and (ii) the remaining fifty percent (50%) of the applicable Termination Fee Deposit Amount in immediately available funds within two (2) Business Days after its receipt, with a copy to Holdings, from the Seller of a certification by the Seller that the Seller has completed the Servicing Transfer Requirements set forth in Part III of Exhibit S attached hereto and including the federal reference numbers and wire amounts for the funds required to be remitted in accordance with such Servicing Transfer Requirements. The Seller shall send a copy of each of the deliverables under the Servicing Transfer Requirements to Holdings at the same time it delivers such deliverable to the applicable successor servicer or subservicer. Holdings may elect to wait to transfer the servicing with respect to certain Servicing Agreements if the transfer of such Servicing Agreements would result in the unpaid principal balance of the Mortgage Loans that would remain subject to this Addendum following such transfer to be less than ten percent (10%) of the unpaid principal balance of all of the Mortgage Loans subject to this Addendum on the Effective Date of Termination. The Seller and Purchasers shall use their best efforts to cooperate to enter into an Escrow Agreement containing the terms as set forth in this paragraph prior to the applicable date a payment is required to be made to the Escrow Agent as described in this paragraph. Notwithstanding anything to the contrary set forth in this Addendum, the Seller shall not be entitled to receive any Termination Fee to the extent the Effective Date of Termination occurs after the Initial Term or the parties are unable to effectuate the transfer of servicing to a successor servicer or subservicer.
In addition, in connection with any of the terminations described in this Section 5.4(b), (i) to the extent not previously purchased, Holdings shall purchase, in accordance with the terms and requirements of this Addendum, all Servicing Advances and P&I Advances for which Purchaser has not purchased prior to the Effective Date of Termination (other than any amounts being disputed in accordance with Section 4.3) and (ii) Holdings shall pay to the Seller all unpaid Seller Economics which have accrued as of the Successor Transfer Date (other than any amounts being disputed in accordance with Section 4.3 or the Termination Date as applicable). Other than with respect to the Termination Fee, if applicable, all amounts payable or reimbursable under this Section 5.4(b) shall be paid or reimbursed on the Successor Transfer Date or the

Termination Date as applicable, based on customary practices of estimation and true-up. To the extent that any such amounts are not known and/or invoiced by the party entitled to payment prior to the Successor Transfer Date or the Termination Date as applicable, such amounts shall be paid or reimbursed to the party entitled to payment within ten (10) Business Days of the other party’s receipt of an invoice therefore, together with any documentation required pursuant to this Addendum.
In addition, upon termination of this Addendum, subject to the foregoing, Holdings and the Seller shall pay or reimburse the other party any other amounts due under this Addendum.
(c)    Termination for Convenience or Non-renewal by Purchasers
If Holdings terminates this Addendum for convenience or does not extend the Initial Term or any subsequent term pursuant to Section 5.1(b), the Purchasers may elect in their sole and absolute discretion to seek to sell the Servicing Rights, including the Rights to MSRs and Excess Servicing Fees (an “MSR Sale”) or to retain the Rights to MSRs and Excess Servicing Fees by entering into a new rights to MSRs agreement with, and transferring named servicing to, a successor servicer (a “Substitute RMSR Arrangement”).
(i)    If the Purchasers elect to seek an MSR Sale:
(A)    Seller may, at its option in its sole and absolute discretion, purchase the following (collectively, the “Servicing Assets”) from the Purchasers in respect of one or more Groups of the Servicing Rights then subject to this Addendum (determined based on the selection procedures described in the Group Selection Procedures as being applicable on the Outside Date, as defined in the New RMSR Agreement but applied to all of the Servicing Agreements then subject to this Addendum): (1) the Rights to MSRs at a purchase price in cash or other immediately available funds equal to (x) the greater of the related Average Third Party Mark and the related Internal Mark and (2) all related Transferred Receivables Assets at a purchase price in cash or other immediately available funds equal to the outstanding balance of such Transferred Receivables Assets (the sum of (1) and (2), collectively, the “Option Price”). In order to exercise such option, Seller shall give written notice to Purchasers in respect thereof on before the 10th Business Day after the later of (x) Seller’s receipt of notice from Purchasers that they have elected an MSR Sale and (y) Seller’s receipt of the Valuation Package. Following Seller’s notice to Purchasers of Seller’s intent to purchase the Servicing Assets, the parties shall consummate such purchase pursuant to a sale agreement in the form set forth in Exhibit T-2 hereof on or before the later of (x) the applicable Effective Date of Termination and (y) the fifteenth day (or, if Seller needs to obtain financing, the thirtieth day) following Seller’s delivery of such notice to Purchasers;
(B)    if Seller does not elect to purchase the Servicing Assets pursuant to clause (A), Purchasers may market the Servicing Rights (inclusive of the Rights to MSRs and Excess Servicing Fees) to potential third-party purchasers, it being understood that Seller or an Affiliate of Seller may participate in the bidding processes as a prospective purchaser.  In connection therewith, Purchasers shall provide Seller with the same information and opportunity to submit a bid to purchase the Servicing Assets as it provides to other prospective bidders.  Any sale to Seller or a third party pursuant to this clause (i)(B) shall be in Purchasers’ sole and absolute discretion, which may include a decision not to sell at all. If Seller is the purchaser selected by Holdings, Seller shall purchase the Servicing Assets pursuant to a sale agreement in the form set forth in Exhibit T-2 hereof on or before the later of (x) the applicable Effective Date of Termination and (y) the fifteenth day (or, if Seller needs to obtain financing, the thirtieth day) following Holdings’ delivery of notice to Seller that Holdings has selected Seller’s bid. If a third party is the purchaser selected by Holdings, the Servicing Rights will be sold to such third party pursuant to a Third Party Sale Agreement negotiated by the parties in good faith, and will be subject to obtaining any requisite Third Party Consents. Seller and Purchasers shall cooperate to effectuate such sale, including obtaining Third Party Consents, pursuant to Section 5.4(f). The Purchasers will be entitled to the proceeds of any sale to a third party pursuant to this clause (i)(B);
(C)    if Purchasers do not consummate a sale of all of the Servicing Assets to Seller and/or the Servicing Rights to a third party pursuant to clauses (A) or (B), Purchasers shall have the option of rescinding the termination for convenience or non-renewal with respect to any remaining Servicing

Agreements and reinstating this Addendum or of seeking a Substitute RMSR Arrangement.  If Purchasers elect to rescind the termination or non-renewal and to reinstate this Addendum and there has been a Material Change to the composition of the portfolio serviced hereunder as a result of the transactions contemplated above, the parties shall agree to an Adjusted Fee Rate calculated in accordance with Exhibit U. If Purchasers elect to seek a Substitute RMSR Arrangement, Purchasers shall use commercially reasonable efforts to enter into a rights to MSRs arrangement with one or more qualified third party servicers. Any such Substitute RMSR Arrangement will be subject to obtaining requisite Third Party Consents to transfer named servicing to the successor servicer(s). Seller and Purchasers shall cooperate to effectuate such transfer, including obtaining Third Party Consents, pursuant to Section 5.4(f); and
(D)    if Purchasers are unable to enter into a Substitute RMSR Arrangement and transfer named servicing to one or more successor servicers pursuant to clause (i)(C) on or before 120 days following the Effective Date of Termination, Purchasers shall have the option of rescinding the termination for convenience or non-renewal and reinstating this Addendum or Purchasers may engage not more than three subservicers pursuant to Section 5.7; provided, however, that if Purchasers elect to rescind the termination or non-renewal and to reinstate this Addendum and there has been a Material Change to the composition of the portfolio serviced hereunder as a result of the transactions contemplated above, the parties shall agree to an Adjusted Fee Rate calculated in accordance with Exhibit U; provided, further, that to the extent Purchasers elect to engage subservicers pursuant to Section 5.7, (i) the servicing for all remaining Mortgage Loans subject to this Addendum must be transferred to such subservicer(s) as concurrently as reasonably practicable, (ii) each subservicer and the related subservicing agreement must comply with all the terms and conditions set forth in Section 5.7, and (iii) the parties acknowledge that such transfer may be subject to obtaining Third Party Consents, which they agree to cooperate to obtain in accordance with Section 5.4(f).
(ii)    if Purchasers elect to seek to enter into a Substitute RMSR Arrangement:
(A)    Purchasers shall use commercially reasonable efforts to enter into a Substitute RMSR Arrangement with one or more qualified third party servicers. Any such Substitute RMSR Arrangement will be subject to obtaining requisite Third Party Consents to transfer named servicing to the successor servicer(s). Seller and Purchasers shall cooperate to effectuate such transfer, including obtaining Third Party Consents, pursuant to Section 5.4(f); and
(B)    if Purchasers are unable to enter into a Substitute RMSR Arrangement and transfer named servicing to one or more successor servicers pursuant to clause (ii)(A), on or before 120 days following the Effective Date of Termination, Purchasers shall have the option of rescinding the termination for convenience or non-renewal and reinstating this Addendum or Purchasers may engage not more than three subservicers pursuant to Section 5.7; provided, however, that if Purchasers elect to rescind the termination or non-renewal and to reinstate this Addendum and there has been a Material Change to the composition of the portfolio serviced hereunder as a result of the transactions contemplated above, the parties shall agree to an Adjusted Fee Rate calculated in accordance with Exhibit U; provided, further, that to the extent Purchasers elect to engage subservicers pursuant to Section 5.7, (i) the servicing for all remaining Mortgage Loans subject to this Addendum must be transferred to such subservicer(s) as concurrently as reasonably practicable, (ii) each subservicer and the related subservicing agreement must comply with all the terms and conditions set forth in Section 5.7, and (iii) the parties acknowledge that such transfer may be subject to obtaining Third Party Consents, which they agree to cooperate to obtain in accordance with Section 5.4(f).
(d)    Termination for Cause by Purchasers
If Purchasers terminate this Addendum for cause pursuant to Section 5.3, Purchasers may elect in their sole and absolute discretion to seek an MSR Sale or a Substitute RMSR Arrangement.
(i)    If the Purchasers elect to seek an MSR Sale:
(A)    Seller may, in its sole and absolute discretion, provide Purchasers with an offer to purchase the Servicing Assets for the amount set forth in such offer.   In order to exercise such option,

Seller shall give written notice to Purchasers setting forth the price Seller is willing to pay to purchase the Servicing Assets on before the 10th Business Day after Seller’s receipt of notice from Purchasers of their intent to seek an MSR Sale. If Purchasers in their sole and absolute discretion elect to accept such offer, the parties shall consummate such purchase pursuant to a sale agreement in the form set forth in Exhibit T-2 hereof within 30 days of Purchasers’ acceptance of such offer;
(B)    if Seller does not elect to make an offer or Purchasers do not accept any such offer, Purchasers may market the Servicing Rights (inclusive of the Rights to MSRs and Excess Servicing Fees) to potential third-party purchasers, it being understood that Seller or an Affiliate of Seller may participate in the bidding processes as a prospective purchaser.  In connection therewith, Purchasers shall provide Seller with the same information and opportunity to submit a bid to purchase the Servicing Assets as it provides to other prospective bidders.  Any sale to Seller or a third party pursuant to this clause (i)(B) shall be in Purchasers’ sole and absolute discretion, which may include a decision not to sell at all. If Seller is the purchaser selected by Holdings, Seller shall purchase the Servicing Assets pursuant to a sale agreement in the form set forth in Exhibit T-2 hereof within fifteen days (or, if Seller needs to obtain financing, thirty days) of Holdings’ delivery of notice to Seller that Holdings has selected Seller’s bid. If a third party is the purchaser selected by Holdings, the Servicing Rights will be sold to such third party pursuant to a Third Party Sale Agreement or, if the Effective Date of Termination of the termination under 5.3(a) giving rise to such sale occurred prior to the later of (i) two years after the Effective Date and (ii) three months after the completion of the process described in Section 7 of the New RMSR Agreement, a Third Party Purchase Agreement, in each case negotiated by the parties in good faith.  The parties acknowledge that such sale shall be subject to obtaining any requisite Third Party Consents, and Seller and Purchasers shall cooperate to effectuate such sale, including obtaining Third Party Consents, pursuant to Section 5.4(f). The Purchasers will be entitled to the proceeds of any sale to a third party pursuant to this clause (i)(B);
(C)    if Purchasers do not consummate a sale of all of the Servicing Assets to Seller and/or the Servicing Rights to a third party pursuant to clauses (A) or (B), Purchasers shall have the option of rescinding their termination for cause and reinstating this Addendum or of seeking a Substitute RMSR Arrangement.  If Purchasers elect to rescind the termination or non-renewal and to reinstate this Addendum and there has been a Material Change to the composition of the portfolio serviced hereunder as a result of the transactions contemplated above, the parties shall agree to an Adjusted Fee Rate calculated in accordance with Exhibit U. If Purchasers elect to seek a Substitute RMSR Arrangement, Purchasers shall use commercially reasonable efforts to enter into a rights to MSRs arrangement with one or more qualified third party servicers. Any such Substitute RMSR Arrangement will be subject to obtaining requisite Third Party Consents to transfer named servicing to the successor servicer(s). Seller and Purchasers shall cooperate to effectuate such transfer, including obtaining Third Party Consents, pursuant to Section 5.4(f); and
(D)    if Purchasers are unable to enter into a Substitute RMSR Arrangement and transfer named servicing to one or more successor servicers pursuant to clause (i)(C) on or before 120 days following the Effective Date of Termination, Purchasers shall have the option of rescinding the termination for cause and reinstating this Addendum or Purchasers may engage not more than three subservicers pursuant to Section 5.7; provided, however, that if Purchasers elect to rescind the termination or non-renewal and to reinstate this Addendum and there has been a Material Change to the composition of the portfolio serviced hereunder as a result of the transactions contemplated above, the parties shall agree to an Adjusted Fee Rate calculated in accordance with Exhibit U; provided, further, that to the extent Purchasers elect to engage subservicers pursuant to Section 5.7, (i) the servicing for all remaining Mortgage Loans subject to this Addendum must be transferred to such subservicer(s) as concurrently as reasonably practicable, (ii) each subservicer and the related subservicing agreement must comply with all the terms and conditions set forth in Section 5.7, and (iii) the parties acknowledge that such transfer may be subject to obtaining Third Party Consents, which they agree to cooperate to obtain in accordance with Section 5.4(f).
(ii)    if Purchasers elect to seek to enter into a Substitute RMSR Arrangement:
(A)    Purchasers shall use commercially reasonable efforts to enter into a Substitute RMSR Arrangement with one or more qualified third party servicers. Any such Substitute RMSR

Arrangement will be subject to obtaining requisite Third Party Consents to transfer named servicing to the successor servicer(s). Seller and Purchasers shall cooperate to effectuate such sale, including obtaining Third Party Consents, pursuant to Section 5.4(f); and
(B)    if Purchasers are unable to enter into a Substitute RMSR Arrangement and transfer named servicing to one or more successor servicers pursuant to clause (A) on or before 120 days following the Effective Date of Termination, Purchasers shall have the option of rescinding the termination for cause and reinstating this Addendum or Purchasers may engage not more than three subservicers pursuant to Section 5.7; provided, however, that if Purchasers elect to rescind the termination or non-renewal and to reinstate this Addendum and there has been a Material Change to the composition of the portfolio serviced hereunder as a result of the transactions contemplated above, the parties shall agree to an Adjusted Fee Rate calculated in accordance with Exhibit U; provided, further, that to the extent Purchasers elect to engage subservicers pursuant to Section 5.7, (i) the servicing for all remaining Mortgage Loans subject to this Addendum must be transferred to such subservicer(s) as soon as reasonably practicable, (ii) each subservicer and the related subservicing agreement must comply with all the terms and conditions set forth in Section 5.7, and (iii) the parties acknowledge that such transfer may be subject to obtaining Third Party Consents, which they agree to cooperate to obtain in accordance with Section 5.4(f).
(e)    Seller Non-renewal or Termination for Cause
(i)    If Seller terminates this Addendum pursuant to Section 5.1(c) or 5.6, Purchasers may elect in their sole and absolute discretion to seek an MSR Sale or a Substitute RMSR Arrangement.
(ii)    If the Purchasers elect to seek an MSR Sale:
(A)    Seller may, at its option in its sole and absolute discretion, purchase the Servicing Assets from the Purchasers in respect of one or more Groups of the Servicing Rights then subject to this Addendum (determined based on the selection procedures described in the Group Selection Procedures as being applicable on the Outside Date, as defined in the New RMSR Agreement but applied to all of the Servicing Agreements then subject to this Addendum) for an amount equal to the Option Price.   In order to exercise such option, Seller shall give written notice to Purchasers in respect thereof on before the 10th Business Day after the later of (x) Seller’s receipt of notice of Purchasers’ election to seek an MSR Sale and (y) Seller’s receipt of the Valuation Package. Following Seller’s notice to Purchasers of Seller’s intent to purchase the Servicing Assets, the parties shall consummate such purchase pursuant to a sale agreement in the form set forth in Exhibit T-2 hereof on or before the later of (x) the Effective Date of Termination and (y) the fifteenth day (or, if Seller needs to obtain financing, the thirtieth day) following Seller’s delivery of such notice to Purchasers;
(B)    if Seller does not exercise its purchase option pursuant to clause (i)(A), Purchasers may market the Servicing Rights (inclusive of the Rights to MSRs and Excess Servicing Fees) to potential third-party purchasers, it being understood that Seller or an Affiliate of Seller may participate in the bidding processes as a prospective purchaser.  In connection therewith, Purchasers shall provide Seller with the same information and opportunity to submit a bid to purchase the Servicing Assets as it provides to other prospective bidders.  Any sale to Seller or a third party pursuant to this clause (i)(B) shall be in Purchasers’ sole and absolute discretion, which may include a decision not to sell at all. If Seller is the purchaser selected by Holdings, Seller shall purchase the Servicing Assets pursuant to a sale agreement in the form set forth in Exhibit T-2 hereof on or before the later of (x) the applicable Effective Date of Termination and (y) the fifteenth day (or, if Seller needs to obtain financing, the thirtieth day) following Holdings’ delivery of notice to Seller that Holdings has selected Seller’s bid. If a third party is the purchaser selected by Holdings, the Servicing Rights will be sold to such third party pursuant to a Third Party Sale Agreement negotiated by the parties in good faith, and will be subject to obtaining any requisite Third Party Consents. Seller and Purchasers shall cooperate to effectuate such sale, including obtaining Third Party Consents, pursuant to Section 5.4(f). The Purchasers will be entitled to the proceeds of any sale to a third party pursuant to this clause (i)(B);

(C)    if Purchasers do not consummate a sale of the Servicing Assets to Seller or the Servicing Rights to a third party pursuant to clauses (A) or (B), Purchasers shall use commercially reasonable efforts to enter into a Substitute RMSR Arrangement with one or more qualified third party servicers. Any such Substitute RMSR Arrangement will be subject to obtaining requisite Third Party Consents to transfer named servicing to the successor servicer(s). Seller and Purchasers shall cooperate to effectuate such sale, including obtaining Third Party Consents, pursuant to Section 5.4(f);
(D)    if Purchasers are unable to enter into a Substitute RMSR Arrangement and transfer named servicing to one or more successor servicers pursuant to clause (i)(C), this Addendum shall not be terminated and Seller shall continue to servicer hereunder and, if there has been a Material Change to the composition of the portfolio serviced hereunder as a result of the transactions contemplated above, the parties shall agree to an Adjusted Fee Rate, if applicable and calculated in accordance with Exhibit U; and
(E)    [***]
(iii)    if Purchasers elect to seek to enter into a Substitute RMSR Arrangement:
(A)    Purchasers shall use commercially reasonable efforts to enter into a Substitute RMSR Arrangement with one or more qualified third party servicers. Any such Substitute RMSR Arrangement will be subject to obtaining requisite Third Party Consents to transfer named servicing to the successor servicer(s). Seller and Purchasers shall cooperate to effectuate such sale, including obtaining Third Party Consents, pursuant to Section 5.4(f); and
(B)    if Purchasers are unable to enter into a Substitute RMSR Arrangement and transfer named servicing to one or more successor servicers pursuant to clause (ii)(A), this addendum shall not be terminated and Seller shall continue to servicer hereunder and, if there has been a Material Change to the composition of the portfolio serviced hereunder as a result of the transactions contemplated above, the parties shall agree to an Adjusted Fee Rate, if applicable and calculated in accordance with Exhibit U; and
(C)    [***]
(f)    In connection with the termination of this Addendum with respect to some or all of the Mortgage Loans, the Seller and the Purchasers shall use best efforts to promptly transfer the servicing of such Mortgage Loans to a successor servicer or subservicer, to the extent applicable under Section 5.4(c), 5.4(d) or 5.4(e) including, but not limited to, delivery of notices to the Mortgagors relating to the servicing transfer in accordance with Applicable Requirements and compliance with the Minimum Transfer Requirements.
(g)    For the avoidance of doubt, the provisions relating to the allocation of costs in connection with transfers of servicing to third-parties set forth in Sections 5.4(a) and (b) shall control and supersede any provisions relating to same in any purchase agreement with any third party or any similar document. Immediately before any transfer of Servicing Rights to any third party pursuant to this Article V, Purchasers and any applicable Affiliates will transfer to Seller the related Rights to MSRs and the related Transferred Receivables Assets pursuant to a transfer agreement in substantially the form of Exhibit T-1 hereto. Each of the parties hereto acknowledges and agrees that any such transfer to Seller before a transfer to a third party is effectuated by Seller merely as an accommodation party in order to facilitate the transfer of such Rights to MSRs and related Transferred Receivables Assets to a third party in accordance with this Article V, and as a result Seller will not acquire beneficial economic ownership of such Rights to MSRs or related Transferred Receivables Assets for tax purposes. In addition, (i) Seller and Holdings shall cooperate in good faith to comply with the Transfer Procedures set forth in Exhibit P-1 and Exhibit P-2 hereto and transfer servicing in accordance with industry standard transfer procedures and (ii) Holdings shall use commercially reasonable efforts to require any successor servicer or subservicer to comply with the Transfer Procedures set forth in Exhibit P-1 and Exhibit P-2 hereto and transfer servicing in accordance with industry standard transfer procedures.

(h)    In the event of a servicing transfer to a successor servicer or subservicer with respect to some or all of the Mortgage Loans, the Seller shall comply with all Applicable Requirements with respect to servicing transfers. In addition, the Seller shall comply with the CFPB’s rules and/or guidelines with respect to servicing transfers, including without limitation its Bulletin 2014-1 issued on August 19, 2014, as may be amended or updated. The Seller and Holdings shall provide all reasonable cooperation and assistance as may be requested by the other party in connection with compliance with such rules and/or guidelines.
(i)    In addition, in connection with a servicing transfer to a successor servicer or subservicer with respect to some or all of the Mortgage Loans, the Seller shall (a) to the extent in Seller’s possession or control, promptly forward to each successor servicer or subservicer all Mortgage Servicing Files, data, Mortgage Loan Documents, files, data tapes and other information customarily delivered by a servicer upon transfer of servicing of mortgage loans, (b) comply in all material respects with the transfer instructions of the successor servicer or subservicer, (c) provide each successor servicer or subservicer accepted servicing industry documentation meeting all Applicable Requirements regarding outstanding Servicing Advances and P&I Advances related to the Mortgage Loans, (d) take appropriate actions and cooperate with any Investor approval process and in reflecting the servicing transfer on the MERS system for the related Mortgage Loans registered on MERS to the extent the Seller is authorized to do so with the MERS system and (e) cooperate with the document custodian recertification process, if any.
(j)    If an NRZ O/S Entity terminates an NRZ Subservicing Agreement for convenience pursuant to Section 5.1(b) within twelve months following the later of (i) the closing date of the acquisition of Shellpoint by New Residential Investment Corp. or any of its Affiliates or (ii) the closing date of the Shellpoint Subservicing Agreement, unless otherwise agreed to by Seller, the Purchasers shall concurrently terminate this Addendum for convenience pursuant to Section 5.1(b). If, following termination of any NRZ Subservicing Agreement (other than as described in the immediately preceding sentence), there has been a Material Change, the parties shall agree to an Adjusted Fee Rate calculated in accordance with Exhibit U.
Section 5.5    Accounting/Records.
Upon expiration or termination of this Addendum and, if applicable under Section 5.4(c), (d) or (e) after the completed transfer of the servicing of the Mortgage Loans to a successor servicer or subservicer, the Seller will cease all Servicing activities under this Addendum and account for and turn over to such successor servicer or subservicer, as and if applicable, all funds collected hereunder, less the compensation and other amounts then due to the Seller, and deliver to the successor servicer or subservicer, as and if applicable, all records and documents relating to each Mortgage Loan and will advise Mortgagors that their mortgages will henceforth be serviced by the successor servicer or subservicer, as and if applicable.
Section 5.6    Termination Right of the Seller.
The Seller may terminate this Addendum for cause, in whole but not in part, by providing written notice of its intent to terminate Purchasers based on any of the following events (each such event and any other event mutually agreed upon by the parties, an “Purchaser Termination Event”), which as of the date of such notice, shall have occurred, be continuing and shall not have been cured or otherwise waived:
(a)    any failure by Holdings to remit any payment not in dispute pursuant to Section 4.3 and due to the Seller pursuant to this Addendum, which failure continues unremedied for a period of five (5) Business Days after the date upon which such payment was required to be remitted under the terms of this Addendum except to the extent funds are available to net such payment in accordance with Section 4.1;
(b)    Any failure by the Purchasers to duly observe or perform, in any material respect, any other covenants, obligations or agreements of the Purchasers set forth in this Addendum (including the Schedules and Exhibits hereto), which failure continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to Holdings by the Seller;

(c)    A decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator or other similar official in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Purchasers and such decree or order shall have remained in force, undischarged or unstayed for a period of sixty (60) days;
(d)    Any representation or warranty made by the Purchasers hereunder shall prove to be untrue or incomplete in any material respect which is not caused by or results from the actions or inaction of the Seller, the Corporate Parent or their Affiliates, vendors (other than any Vendors or NRZ REO Vendors selected by Holdings or any subcontractor or subvendor retained by any NRZ REO Vendor) or agents and, if such breach of a representation or warranty is capable of being cured, continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to Holdings by the Seller.
(e)    The occurrence of an Owner/Servicer Termination Event under and as defined in any NRZ Subservicing Agreement.
Notwithstanding anything to the contrary in this Addendum, for the avoidance of doubt to the extent the Seller terminates this Addendum pursuant to this Section 5.6, (i) Holdings shall remain the owner of the Rights to MSRs, (ii) MSR-EBO shall remain the owner of the Excess Servicing Fees and (iii) Seller shall have no right, title interest or claim to the Rights to MSRs nor the Excess Servicing Fees, in each case subject to the rights of Seller set forth in Section 5.4(e).
Section 5.7    Seller to Engage Subservicer.
(a)    In the event that Holdings exercises its right under Sections 5.4(c)(i)(D), 5.4(c)(ii)(B), 5.4(d)(i)(D) or 5.4(d)(ii)(B) to direct Seller to engage a third party (x) to act as subservicer for Mortgage Loans related to the Servicing Rights and (y) to perform any primary servicing obligations in respect of the Servicing Agreements, and subject to the satisfaction of the conditions set forth in such sections, including the condition that all remaining Mortgage Loans and REO Properties subject to this Addendum be transferred to one or more subservicers as concurrently as reasonably practicable and that all requisite Third Party Consents with respect to such Mortgage Loans and REO Properties are obtained, Seller and Purchasers shall negotiate reasonably and in good faith and enter into an oversight agreement prior to or concurrently with the execution of any subservicing agreement described in Section 5.7(b), using commercially reasonable efforts to enter into such oversight agreement within 90 days after Holdings’ exercise of such right. Such oversight agreement shall be reasonably designed to protect both the Purchasers’ ownership interest in the economics of the Servicing Rights and to protect Seller’s interest as named servicer of the Servicing Rights. Such oversight agreement shall include the following terms:
(i)     (A) subject to Purchasers’ obligations to pay oversight fees, subservicing fees and to fund Servicing Advances and P&I Advances, Seller shall agree to remain as named servicer under the applicable Servicing Agreements, and (B) Purchasers shall continue to own the Rights to MSRs, Excess Servicing Fees and all of the other economics payable to the Purchasers under the subservicing agreement(s);
(ii)    Seller and Purchasers shall agree to cooperate in connection with the oversight and enforcement of the subservicing agreement and the servicing of the Mortgage Loans and REO Properties;
(iii)    Seller shall agree to perform all activities that can only be performed by Seller as named servicer (and not by any subservicer, vendor or other party) in accordance with Applicable Requirements and the related Servicing Agreements, including, without limitation, cooperating with the subservicer to enable the subservicer to perform its obligations under the subservicing agreement by, among other things that the subservicer is dependent on the Seller to do, as applicable, (A) subject to the protections relating to disclosure as set forth in Section 10.22 of the New RMSR Agreement, providing it with access to necessary information, documents and files within Seller’s control, (B) entering into powers of attorney and other customary and appropriate agreements and instruments to enable such subservicer to perform its duties under the subservicing agreement, (C) establishing custodial and escrow accounts (if required to be in Seller’s name), (D) providing required reporting and certifications (including annual SSAE and SOC) and (E) coordinating and responding to regulatory, investor and third party inquiries, notices, claims and other matters;
(iv)    Subject to the protections relating to disclosure as set forth in Section 10.22 of the New RMSR Agreement, each of Seller and Purchasers shall agree to cooperate with the other party’s reasonable requests for documentation and information relating to the Mortgage Loans and REO Properties to the extent that the subservicer cannot provide such documentation or information, including providing each other with copies of all Investor and other third party notices received by either party relating to the Servicing Rights or the Servicing Agreements;
(v)    Seller and Purchasers shall each agree to perform their respective obligations under the subservicing agreement, and Holdings shall agree to perform its obligations under the SAFs;
(vi)    Seller and Purchasers shall agree to indemnify each other for breaches of their respective obligations under such oversight agreement; provided that Seller shall not be obligated to indemnify Purchasers for Losses for which any subservicer is responsible under the related subservicing agreement (as described in Section 5.7(b)(ii));
(vii)    Purchasers shall agree to indemnify Seller, under the oversight agreement, for any and all losses with respect to which Seller is entitled to indemnification by a subservicer under the related subservicing agreement to the extent such indemnified losses have not been paid to Seller by such subservicer; provided that Seller shall concurrently provide Purchasers with copies of all notices, demands and documentation submitted to the subservicer with respect to the applicable indemnification claim and Purchasers shall pay Seller such indemnified losses within 30 days following notice from Seller that such subservicer failed to pay any indemnified losses on the date on which any such indemnification payment is due by the subservicer under such subservicing agreement (including following resolution of any disputes in accordance with the dispute resolution process); and
(viii)    in its supervisory capacity and as servicer of record, Seller shall be entitled to receive from Purchasers an annual fee equal to [***] for the first subservicer and an additional [***] for any additional subservicer appointed pursuant to this Section 5.7, together with specified expenses set forth on Schedule 5.7(a).
(b)    The retention of any such subservicer by Seller pursuant to Section 5.7(a) shall be subject to the satisfaction of the conditions set forth in Sections 5.4(c)(i)(D), 5.4(c)(ii)(B), 5.4(d)(i)(D) or 5.4(d)(ii)(B), as applicable, the existence of an oversight agreement as described in Section 5.7(a) and the following additional conditions:
(i)    such third party shall be reasonably acceptable to Seller and shall (w) be licensed and qualified as a subservicer under such Servicing Agreements, (x) be reasonably likely to be able to pay its indemnification obligations under the related subservicing agreement (unless Holdings or NRM agrees to be primarily responsible for such obligations and there has been no material and adverse change to the financial condition of NRM or Holdings, as applicable, since the Effective Date), (y) be reasonably capable of making any payments in respect of any Servicing Advances and P&I Advances, including any remedies with respect thereto under any SAFs or the related subservicing agreement, if there is recourse to Seller under such SAF or the related subservicing agreement on account of such subservicer’s failure to do so and (z) have sufficient operational capacity to service the Mortgage Loans that such subservicer is engaged to service, in each case as determined by Seller in its reasonable discretion;

(ii)    Seller, Holdings and the subservicer shall enter into a tri-party subservicing agreement with provisions protecting the respective interests of Purchasers (including their right to receive amounts constituting the equivalent of “Holdings Economics,” “Excess Servicing Fees,” “Ancillary Income” and “Downstream Ancillary Income”), Seller (including provisions ensuring that Purchasers, the subservicer and all vendors comply with Applicable Requirements) and the related subservicer and with terms governing the subservicer’s servicing, indemnity and other obligations thereunder that are commercially reasonable and similar to other servicing or subservicing agreements to which Holdings, Seller and/or their respective Affiliates are a party (including, for example, the NRM Subservicing Agreement); provided, that under such subservicing agreement, only Holdings will be permitted to terminate the subservicer without cause and certain for cause termination events (not material to Seller’s interests) will only be exercisable by Holdings, in each case if Holdings has appointed a successor subservicer, provided that any such subservicer and the related subservicing agreement must comply with the terms and conditions of this Section 5.7;
(iii)    such subservicer shall be responsible for making all representations and warranties, and shall be subject to all remedies, relating to Servicing Advances and P&I Advances under such subservicing agreement and under the Purchasers’ SAFs;
(iv)    Seller shall have no obligation to indemnify any subservicer under any SAF or the applicable tri-party subservicing agreement, except for losses resulting from the Seller’s breach of such subservicing agreement; provided further that Seller shall cooperate with the subservicer and/or Holdings in connection with their efforts to obtain indemnification or reimbursement from the applicable Investor in accordance with the applicable Servicing Agreements;
(v)    to the extent that Seller terminates such subservicer for cause under and in accordance with such subservicing agreement, Purchasers shall be entitled to appoint a successor subservicer, provided that any such successor subservicer and the related subservicing agreement must comply with the terms and conditions of this Section 5.7, provided further that no termination of the subservicer shall be effective until a successor is in place;  and
(vi)    Seller shall have the right, in the related subservicing agreement, to cure any breach by such subservicer that would constitute a default by Seller as servicer under any applicable Servicing Agreement, it being understood that such right shall in no way be construed to be an obligation of Seller to cure any such breach under such subservicing agreement.
Subject to the conditions set forth in this Section 5.7(b), Seller and Holdings agree to cooperate, review and negotiate each subservicing agreement reasonably and in good faith, using commercially reasonable efforts to have one or more subservicing agreements covering all of the remaining Mortgage Loans and REO Properties subject to this Addendum in place within 60 days of the designation of the subservicer(s) by Holdings.
For the avoidance of doubt, the transfer of subservicing to a third party subservicer shall constitute a “termination” under this Addendum under the applicable provisions of Section 5.4 with respect to the allocation of costs for such servicing transfer, together with the Seller’s right to receive the Termination Fee (if applicable) and the timeline upon which such Termination Fee is to be paid. Upon the closing of the subservicing agreement with respect to the final Mortgage Loans and REO Properties subject to this Addendum and the transfer of subservicing to the related subservicer in connection therewith, this Addendum shall be deemed terminated and of no further force and effect except as set forth in Section 8.6.
ARTICLE VI
REPRESENTATIONS, WARRANTIES AND COVENANTS OF EACH PURCHASER
As of the date of this Addendum, each Purchaser hereby represents, warrants and covenants to the Seller as follows:
Section 6.1    Authority.

Such Purchaser is a duly organized and validly existing limited liability company in good standing under the laws of its state of formation and has all requisite power and authority to enter into the New RMSR Agreement and the Addendum and the Persons executing this Addendum on behalf of such Purchaser are duly authorized to do so. Such Purchaser has all licenses necessary to carry on its business as now being conducted and is duly authorized and qualified to transact, in each state where a Mortgaged Property is located, any and all business contemplated by this Addendum, except where the failure of such Purchaser to possess such qualifications or licenses would not be reasonably expected to have a Material Adverse Effect or where such Purchaser is otherwise exempt under Applicable Requirements from such qualification, or is otherwise not required under Applicable Requirements to effect such qualification.
Section 6.2    Consents.
No consent, approval or authorization of any Governmental Authority is required for the execution, delivery, and performance by such Purchaser of or compliance by such Purchaser with this Addendum or the consummation of the transactions contemplated by this Addendum, or if required, such consent, approval, authorization, or order has been obtained except where failure to obtain would not reasonably be expected to have a Material Adverse Effect.
Section 6.3    Litigation.
There is no action, suit, proceeding, or investigation pending or, to its knowledge, threatened against such Purchaser that, either in any one instance or in the aggregate, would draw into question the validity of this Addendum or of any action taken or to be contemplated herein, or would be reasonably likely to impair materially the ability of such Purchaser to perform under the terms of this Addendum.
Section 6.4    Broker Fees.
Such Purchaser has not dealt with any broker or agent or anyone else who might be entitled to a fee or commission in connection with this transaction.
Section 6.5    Reserved.
Section 6.6    Ability to Perform.
Such Purchaser does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant applicable to it and contained in this Addendum.
ARTICLE VII
REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLER
As of the date of this Addendum, the Seller hereby represents, warrants and covenants to each Purchaser as follows:
Section 7.1    Good Standing.
The Seller is an approved servicer for, and in good standing with, each Governmental Entity and a HUD approved mortgagee. No event has occurred, including but not limited to, a change in insurance coverage, that would make the Seller unable to comply with eligibility requirements of each Governmental Entity.
Section 7.2    Authority.
The Seller is a duly organized and validly existing limited liability company in good standing under the laws of the state of its formation and has all requisite power and authority to enter into this Addendum and the Persons executing this Addendum on behalf of the Seller are duly authorized so to do. The Seller has all licenses necessary to carry on its business as now being conducted and is duly authorized and qualified to transact, in each state where a Mortgaged Property is located, any and all business contemplated by this Addendum, except where the failure of the Seller to possess such qualifications or licenses would not be reasonably expected to have a Material Adverse Effect or where the Seller is otherwise exempt under Applicable Requirements from such qualification, or is otherwise not required under Applicable Requirements to effect such qualification.
Section 7.3    Consents.
No consent, approval or authorization of any Governmental Authority is required for the execution, delivery, and performance by the Seller of or compliance by the Seller with this Addendum or the consummation of the transactions contemplated by this Addendum, or if required, such consent, approval, authorization, or order has been obtained except where failure to obtain would not reasonably be expected to have a Material Adverse Effect.
Section 7.4    Litigation.
There is no action, suit, proceeding or investigation pending or, to its knowledge, threatened against the Seller that, either in any one instance or in the aggregate, would draw into question the validity of this Addendum or of any action taken or to be contemplated herein, or would be reasonably likely to impair materially the ability of the Seller to perform under the terms of this Addendum or Applicable Requirements.
Section 7.5    Accuracy of Information.
Information furnished to any Purchaser or, any Investor by the Seller regarding its financial condition or its servicing operations is true and correct as of the date specified in such information or, if not specified, the date provided, in all material respects.
Section 7.6    Broker Fees.
The Seller has not dealt with any broker or agent or anyone else who might be entitled to a fee or commission in connection with this transaction.
Section 7.7    MERS.
The Seller is a member of MERS in good standing.
Section 7.8    Ability to Perform.
The Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant applicable to it and contained in this Addendum.
Section 7.9    HAMP.
The Seller is participating in HAMP. The Seller has entered into a Servicer Participation Agreement (“SPA”) with Fannie Mae, as financial agent of the United States, pursuant to HAMP. As such, the Seller: (a) has implemented HAMP as required by the SPA; (b) will report to Fannie Mae throughout the term of this Addendum the transfer of servicing of any Mortgage Loans that are “Eligible Loans” (as defined by the SPA) to extent required in order to ensure compliance with the SPA; and (c) will service any of the Mortgage Loans that are “Eligible Loans” in accordance with HAMP requirements throughout the term of this Addendum to the extent HAMP is still in effect or otherwise applicable.
Section 7.10    Eligibility under the Servicing Agreements.
The Seller satisfies all applicable eligibility and other requirements to act as servicer (including master, special, primary or subservicer) under the applicable Servicing Agreements as of the Effective Date.
Section 7.11    Advances.
The representations and warranties set forth on Schedule 7.11 are true and correct with respect to the applicable P&I Advances and Servicing Advances as of the dates set forth in Schedule 7.11.
Section 7.12    [***]

[***]
ARTICLE VIII
INDEPENDENCE OF PARTIES; INDEMNIFICATION SURVIVAL
Section 8.1    Independence of Parties; Average Third Party Mark Payment.
The Seller shall have the status of, and act as, an independent contractor. Nothing herein contained shall be construed to create a partnership or joint venture between any Purchaser and the Seller.
Each of the Purchaser and each NRZ O/S Entity, on the one hand, and Seller on the other will each promptly notify the other of any communication received in connection with a Servicing Agreement (and promptly deliver a copy of such communication to the other party) (i) from a trustee, master servicer (or other party entitled, or purporting to be entitled, to terminate) that is a solicitation of holders for a vote, or a request for direction regarding termination or (ii) from, or on behalf of, a trustee, master servicer (or other party entitled, or purporting to be entitled, to terminate) stating that such trustee, master servicer or other party has an intention to terminate Seller as servicer, subservicer or master servicer under such Servicing Agreement.  The parties will fully cooperate to resolve any such matter to avoid termination. To the extent Seller is terminated under any Servicing Agreement related to any Mortgage Loan serviced hereunder and either (x) the basis of such termination is resulting from, arising out of or related to any enumerated items set forth in Section 8.2 (other than as a result of any delinquency or loss triggers with respect to such Servicing Agreement), (y) other than with respect to any Mortgage Loan with respect to which any optional termination or clean-up call right has been exercised pursuant to the related Servicing Agreement or any Mortgage Loan subject to the Servicing Agreements set forth in Schedule 8.1, such termination was “without cause,” “for convenience” or on a similar basis and the related Servicing Agreement was terminable by the applicable Investor on such basis as of the Effective Date or (z) Seller resigns as servicer under the applicable Servicing Agreement pursuant to Section 5.1(a), then, in each case, the Seller shall remit to Holdings the Average Third Party Mark of the affected Servicing Rights within ten (10) Business Days following receipt of such Average Third Party Mark (the “Average Third Party Mark Payment”); provided that in the case of any termination described in clause (y) above, the Average Third Party Mark Payment will be reduced by any termination or similar payments received by Holdings under the applicable Servicing Agreement in connection with such termination; provided, further, that if any such termination payments exceed the Average Third Party Mark of the affected Servicing Rights, the Purchasers will pay such excess to the Seller.
Section 8.2    Indemnification by the Seller.
The Seller shall indemnify and hold each Purchaser harmless against any and all Losses resulting from or arising out of:
(a)    the Seller’s failure to observe or perform any or all of the Seller’s covenants and obligations under this Addendum, including without limitation the failure to comply following the Effective Date with any provisions under any Servicing Agreement relating to the Servicing of the related Mortgage Loans;
(b)    the Seller’s breach of its representations and warranties contained in this Addendum;
(c)    any event of termination described in Section 5.3 other than Section 5.3(a)(xxiii);
(d)    the matters set forth on Schedule 4.12.15 to the Transfer Agreement; provided that such Loss is incurred prior to the later of (i) the fifth anniversary of the Original Closing Date and (ii) the two-year anniversary of the termination of the Seller as subservicer under any NRZ Subservicing Agreement (other than termination of the NRM Subservicing Agreement in connection with the transfer of subservicing of the applicable mortgage loans to the Shellpoint Subservicing Agreement);
(e)    any Compensatory Fees or other Governmental Entity-imposed fees, penalties or curtailments imposed on any Purchaser related to (a) any Mortgage Loan foreclosures exceeding the applicable Governmental Entity’s required timelines or (b) other servicing acts or omissions relating to the Mortgage Loans, in each case relating to or arising from the Seller’s failure to meet a timeline or requirement under the applicable Governmental Entity Guidelines on or after the Effective Date, but only to the extent and amount such Compensatory Fee or other fee, penalty or curtailment is attributable to the Seller; or
(f)    the matters for which Seller is required to indemnify any Purchaser pursuant to Section 2.10(g) and Section 2.23(d);
(g)    [Reserved];
(h)    provided, however, the Seller shall not be obligated to indemnify any Purchaser (i) with respect to any liabilities, Claims, costs or expenses which are covered in Section 8.3 or (ii) to the extent such Loss is due to the willful misconduct, bad faith or gross negligence of any Purchaser or any of their respective Affiliates or any Purchaser’s breach of this Addendum.
Section 8.3    Indemnification by the Purchasers.
Except as otherwise stated herein, the Purchasers and, solely with respect to Section 8.3(e), NRM, on a joint and several basis, shall indemnify and hold the Seller harmless against any and all Losses resulting from or arising out of:
(a)    the Purchasers’ failure to observe or perform any or all of the Purchasers’ covenants and obligations under this Addendum or breach of its representations and warranties contained in this Addendum;
(b)    the matters for which the Purchasers are required to indemnify the Seller pursuant to Sections 2.2(a) and 2.3(g);
(c)    any failure of any successor servicer or subservicer to service the Mortgage Loans in accordance with Applicable Requirements following the related transfer of servicing to such successor;
(d)    any claim that is brought against the Seller relating to the servicing of the Mortgage Loans or REO Properties after the Effective Date except to the extent (i) Seller is otherwise liable therefor under this Addendum or any other agreement between the Purchasers and the Seller or any Affiliate or (ii) such Claim results from or arises out of any matter related to the period prior to the Effective Date;
(e)    the matters for which the Purchasers and NRM are required to indemnify the Seller pursuant to Section 2.14; or
(f)    any event of termination described in Section 5.6;
provided, however, no Purchaser or NRM shall be obligated to indemnify the Seller (i) with respect to any liabilities, Claims, costs or expenses which are covered in Section 8.2 or (ii) to the extent such Loss is due to the willful misconduct, bad faith or gross negligence of the Seller, Corporate Parent or any of their respective Affiliates or the Seller’s breach of this Addendum.
Section 8.4    Indemnification Procedures.
Promptly after receipt by an indemnified party under Sections 8.2 or 8.3 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under Sections 8.2 or 8.3, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability that it may have to any indemnified party under Sections 8.2 or 8.3, except to the extent that it has been prejudiced in any material respect, or from any liability that it may have, otherwise than under Sections 8.2 or 8.3. The indemnifying party shall assume the defense of any such claim (provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party) and pay all expenses in connection therewith, including attorneys’ fees, and promptly pay, discharge, and satisfy any judgment or decree that may be entered against it or the indemnified party in respect of such claim. The indemnifying party shall follow any reasonable written instructions received from the indemnified party in connection with such claim. The provisions of Sections 8.2 or 8.3 shall survive for five (5) years following termination of this Addendum. The Seller shall provide the Mortgagor Litigation Reports set forth in the related Formatted Servicing Report regarding legal action(s) by individual Mortgagor(s) relating to the Mortgage Loans and against the Seller or any Purchaser, it being understood that the Seller may combine such reports with the reports required to be delivered under Section 8.4 of any NRZ Subservicing Agreement and delivery thereunder shall be deemed to constitute delivery hereunder. With respect to any third party claim subject to indemnification under this Addendum, the indemnified party agrees to reasonably cooperate and cause its Affiliates to reasonably cooperate in good faith with the indemnifying party in connection with the defense of any such claim. The indemnifying party shall pay the indemnified party any non-disputed Losses within thirty (30) days of the indemnifying party’s receipt of an invoice therefor, together with reasonable supporting documentation.
Section 8.5    Mitigation.
Each party that is eligible for indemnification under Sections 8.2 or 8.3 for reimbursement for costs and expenses under this Addendum shall use its commercially reasonable efforts consistent with requirements of Applicable Requirements with respect to mitigation of damages to mitigate such Loss and; provided, however, that the failure to mitigate by either party shall not affect the indemnifying party’s obligation to indemnify the indemnified party except to the extent such failure to mitigate results in any material prejudice to the indemnifying party and then only to the extent of such material prejudice and a violation of requirements of Applicable Requirements with respect to mitigation of damages.
Section 8.6    Survival.
The representations, warranties, and indemnifications set forth in Article VII and this Article VIII shall survive for five (5) years following the termination of this Addendum.
Section 8.7    Limitation of Damages.
NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, THE PARTIES AGREE THAT NEITHER PARTY WILL BE LIABLE TO THE OTHER FOR ANY PUNITIVE, CONSEQUENTIAL, INDIRECT OR SPECIAL DAMAGES, WHATSOEVER, IN EACH CASE WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT LIABILITY), OR ANY OTHER LEGAL OR EQUITABLE PRINCIPLE, EVEN IF APPRISED OF THE POSSIBILITY THEREOF; PROVIDED, HOWEVER, THAT SUCH LIMITATION WILL NOT BE APPLICABLE WITH RESPECT TO ANY SUCH DAMAGES PAID TO A THIRD PARTY AS A RESULT OF ANY THIRD PARTY CLAIMS MADE AGAINST A PARTY THAT IS SUBJECT TO AN INDEMNIFICATION OBLIGATION PROVIDED FOR UNDER SECTION 8.2 OR 8.3, AS APPLICABLE.
Section 8.8    Purchasers’ Direction
The Seller may rely in good faith on any document of any kind that, prima facie, is executed and submitted by any appropriate Person respecting any matters arising hereunder by or on behalf of either Purchaser. Notwithstanding anything in this Addendum to the contrary and for the avoidance of doubt, in no event shall the Seller be required to comply with any instruction by any Purchaser that would violate any federal, state and local legal and regulatory requirements (including, without limitation, laws, statutes, rules, regulations and ordinances); provided that the Seller shall address such conflict in accordance with the procedure set forth in Section 2.3(c).
ARTICLE IX
CLEAN-UP CALLS; SECURITIZATION TRANSACTIONS
Section 9.1    Clean-Up Call Rights.
(a)    Clean Up Call Rights. Seller shall exercise its rights under any optional termination or clean up call rights provided for in the Servicing Agreements and the Underlying Documents (the “Clean Up Call Rights”) only at the prior written direction of MSR – EBO specifying the date of exercise, which shall be at least thirty (30) days after the date of such notice from MSR – EBO. In connection with such exercise of Clean Up Call Rights, Seller has sold and transferred to MSR – EBO (or its designee) pursuant to the Sale Supplements on an exclusive and “as is” basis the right to all economic beneficial rights to such Clean Up Call Rights (including the right to cause Seller to exercise such Clean Up Call Rights), which include the economic beneficial interest in the right to purchase from the related trust for each Servicing Agreement all of the assets of such trust, including the mortgage loans and REO properties (collectively, the “Mortgage

Loans”). Any purchase and exercise of such Clean Up Call Rights shall be subject to customary “as is” documentation, which MSR – EBO and Seller will negotiate in good faith. Seller shall give MSR – EBO at least thirty (30) days’ notice prior to the date on which Seller would have to notify the trustee for the related trust of its intent to exercise the related Clean Up Call Rights and will work in good faith with MSR – EBO and the related trustee with respect to the exercise the Clean Up Call Rights. For the avoidance of doubt, MSR – EBO (or its designee) shall fund the exercise of the Clean Ups Call Rights acquired and pay any expenses associated with such exercise (including any of Seller’s reasonable out of pocket expenses and any customary transfer expenses and deboarding fees, if applicable) and pay all unreimbursed Servicer Advances and other amounts owed to Holdings with respect to such Servicing Agreement under this Sale Supplement. The rights of Seller to payment in respect of any exercise of Clean Up Call Rights under this Section 9.1 by MSR – EBO or its designee shall survive any transfer of servicing pursuant to this Addendum.
(b)    No Consideration to Seller. For the avoidance of doubt (and notwithstanding anything in Section 6.10 of any Sale Supplement to the contrary), Purchasers shall not be required to pay any consideration to Seller in connection with any assignment or exercise of any Clean Up Call Rights in respect of the Servicing Agreements; provided that Purchasers shall pay Seller an “administrative fee” equal to [***] for each Servicing Agreement that is terminated in connection with Purchasers’ exercise of Clean Up Call Rights pursuant to this Section 9.1 on the date of such termination.
Section 9.2    Removal of Mortgage Loans from Inclusion Under This Addendum Upon a Securitization Transaction on One or More Reconstitution Dates.
To the extent some or all of the Mortgage Loans are removed from a Servicing Agreement pursuant to the exercise of an early termination or other reconstitution provision, the termination and subsequent servicing of such Mortgage Loans shall be addressed as set forth in Section 5.1(d).
[EXHIBITS AND SCHEDULES FOLLOW]

EXHIBIT A
[RESERVED]

EXHIBIT B
MSR PORTFOLIO DEFENSE ADDENDUM

To be finalized by the parties as soon as reasonably possible following the Effective Date based substantially on the form distributed by [***] to the parties and their counsel by email on January 17, 2018, with such changes as the parties may otherwise agree; provided, that pending finalization of this Exhibit B, Seller, NRM and Purchasers mutually agree that Seller, its Affiliates or successors may offer refinancing opportunities to Mortgagors after the Effective Date of this Addendum.

Exhibit B-1

EXHIBIT C-1
TERMINATION FEE
For any Effective Date of Termination during the Initial Term, the Termination Fee shall be an amount equal to the sum of the amounts in each of the “Primary/Subservicing” and, if applicable, the “Master Servicing” columns opposite the applicable period in which such Effective Date of Termination occurs and calculated pursuant to Exhibit C-2.

Final

5 Years Ending July, 2022

Period	Primary	Master

Jul-17	[***]	[***]
Aug-17	[***]	[***]
Sep-17	[***]	[***]
Oct-17	[***]	[***]
Nov-17	[***]	[***]
Dec-17	[***]	[***]
Jan-18	[***]	[***]
Feb-18	[***]	[***]
Mar-18	[***]	[***]
Apr-18	[***]	[***]
May-18	[***]	[***]
Jun-18	[***]	[***]
Jul-18	[***]	[***]
Aug-18	[***]	[***]
Sep-18	[***]	[***]
Oct-18	[***]	[***]
Nov-18	[***]	[***]
Dec-18	[***]	[***]
Jan-19	[***]	[***]
Feb-19	[***]	[***]
Mar-19	[***]	[***]
Apr-19	[***]	[***]
May-19	[***]	[***]
Jun-19	[***]	[***]
Jul-19	[***]	[***]
Aug-19	[***]	[***]
Sep-19	[***]	[***]
Oct-19	[***]	[***]
Nov-19	[***]	[***]
Dec-19	[***]	[***]
Jan-20	[***]	[***]
Feb-20	[***]	[***]
Mar-20	[***]	[***]

Exhibit C-1-1

Apr-20	[***]	[***]
May-20	[***]	[***]
Jun-20	[***]	[***]
Jul-20	[***]	[***]
Aug-20	[***]	[***]
Sep-20	[***]	[***]
Oct-20	[***]	[***]
Nov-20	[***]	[***]
Dec-20	[***]	[***]
Jan-21	[***]	[***]
Feb-21	[***]	[***]
Mar-21	[***]	[***]
Apr-21	[***]	[***]
May-21	[***]	[***]
Jun-21	[***]	[***]
Jul-21	[***]	[***]
Aug-21	[***]	[***]
Sep-21	[***]	[***]
Oct-21	[***]	[***]
Nov-21	[***]	[***]
Dec-21	[***]	[***]
Jan-22	[***]	[***]
Feb-22	[***]	[***]
Mar-22	[***]	[***]
Apr-22	[***]	[***]
May-22	[***]	[***]
Jun-22	[***]	[***]
Jul-22	[***]	[***]
Aug-22	-	-

Exhibit C-1-2

EXHIBIT C-2
TERMINATION FEE CALCULATION
Definitions
Deal-Level UPB:  By Ocwen investor code (“deal”), the unpaid principal balance of Mortgage Loans associated with each deal will be fixed for the purposes calculations under this Exhibit C-2 as of the month-end following Seller’s receipt of notification of termination without cause.

MSRPA Servicing Agreements:  As defined in the New RMSR Agreement.

Primary Mortgage Loans:  As defined in the New RMSR Agreement.

Transferred Percentage: A fraction which equals (A) the  Deal-Level UPB of Mortgage Loans being subserviced under any NRZ Subservicing Agreement and serviced under this Addendum that with respect to which the subservicing or servicing is being terminated for any reason under this Addendum (other than Section 5.3) divided by (B) the sum of (i) the aggregate Deal-Level UPB with respect to all Mortgage Loans being serviced under this Addendum, (ii) the aggregate Deal-Level UPB with respect to all Mortgage Loans being subserviced under any NRZ Subservicing Agreement and (iii) the aggregate Deal-Level UPB with respect to all Primary Mortgage Loans being serviced under MSRPA Servicing Agreements.

Termination Fee Deposit Amount: With respect to the termination of Seller under this Addendum  or any NRZ Subservicing Agreement transferred pursuant to a termination without cause or transfer to a third party in during the Initial Term of this Addendum is calculated for each date on which subservicing or servicing under any NRZ Subservicing Agreement is transferred by multiplying the Transferred Percentage by the Termination Fee associated as of the actual successor transfer date from Exhibit C-1.

Exhibit C-2-1

EXHIBIT D
EXIT FEE PERCENTAGE

Period	Exit Fee Percentage (basis points)

Jul-17	[***]
Aug-17	[***]
Sep-17	[***]
Oct-17	[***]
Nov-17	[***]
Dec-17	[***]
Jan-18	[***]
Feb-18	[***]
Mar-18	[***]
Apr-18	[***]
May-18	[***]
Jun-18	[***]
Jul-18	[***]
Aug-18	[***]
Sep-18	[***]
Oct-18	[***]
Nov-18	[***]
Dec-18	[***]
Jan-19	[***]
Feb-19	[***]
Mar-19	[***]
Apr-19	[***]
May-19	[***]
Jun-19	[***]
Jul-19	[***]
Aug-19	[***]
Sep-19	[***]
Oct-19	[***]
Nov-19	[***]
Dec-19	[***]
Jan-20	[***]
Feb-20	[***]
Mar-20	[***]
Apr-20	[***]
May-20	[***]
Jun-20	[***]
Jul-20	[***]
Aug-20	[***]

Exhibit D-1

Sep-20	[***]
Oct-20	[***]
Nov-20	[***]
Dec-20	[***]
Jan-21	[***]
Feb-21	[***]
Mar-21	[***]
Apr-21	[***]
May-21	[***]
Jun-21	[***]
Jul-21	[***]
Aug-21	[***]
Sep-21	[***]
Oct-21	[***]
Nov-21	[***]
Dec-21	[***]
Jan-22	[***]
Feb-22	[***]
Mar-22	[***]
Apr-22	[***]
May-22	[***]
Jun-22	[***]
Jul-22	[***]

Exhibit D-2

EXHIBIT E-1
LIST OF SERVICING REPORTS

“Critical Report”	“Regulatory Report”	Name of Report	Report #	Updates #	Frequency
Yes	No	Navigant Daily File Loan Level Extract	E-1	*	Daily (by noon ET)
Yes	No	Service Fee Reports (“Service Fee Daily Report”)	E-2(a)	*	Daily (by noon ET)
Yes	No	Service Fee Reports (“NRZ MS Dynamics File”)	E-2(b)	*	Daily (by noon ET)
Yes	No	Remittance File	E-3	*	Daily (by noon ET)
Yes	No	NRZ Primary MSR Data Tape	E-4	*	Monthly by 7th BU day
Yes	No	Reconciliation Report	E-5	*	As specified Section 4.1
Yes	No	Advance Reports (“MRA AF Daily File”)	E-6(a)	*	Daily (by noon ET)
Yes	No	Advance Reports (“NRZ NBB Loan Level File”)	E-6(b)	*	Monthly by 7th BU day
Yes	No	Portfolio Strat Reports	E-7	*	Monthly by 7th BU day.
No	No	Mortgagor Litigation Report	E-8	*	Monthly (by 5th BU day)
No	No	Corporate Matters Report	E-9	*	Monthly (by 15th)
No	No	Performance Reports	E-10	*	Monthly (by 20th)
No	No	Material Changes to Seller’s, Seller’s Parents or any of their respective Affiliates’ Policies and Procedures	*	E-A1	Monthly (by 20th)
No	No	Basic Complaint Report	E-12(a)	*	Monthly (by 5th BU day)
No	No	Escalated Complaint Case Data Report	E-12(b)	*	Monthly (by 5th BU day)
No	No	Notice of Error and Request for Information Reports	E-13	*	Monthly (by 7th BU day)
No	No	Portfolio Roll Rate Reports	E-14	*	Monthly (by 7th BU day)
No	No	Monthly Financial Covenant Certification	*	E-A2	As provided in Section 2.22
No	No	Advance Threshold Report	E-15	*	Monthly (by 20th)
No	No	Back-up Servicer Files	E-16	*	As agreed to with the Back-up Servicer

Exhibit E-1-1

“Critical Report”	“Regulatory Report”	Name of Report	Report #	Updates #	Frequency
No	No	MI Rescission Report	E-17	*	Monthly (by 15th)
No	No	Land Title Adjustment Report	E-18	*	Monthly (by 7th BU day)
No	No	Ancillary Income Report	E-19	*	Monthly (by 15th)
No	No	Ocwen Daily Subservicing File	E-20	*	Daily (by noon ET)
No	No	Ocwen Monthly Subservicing File	E-21	*	Monthly (by 7th BU day)
No	No	Exhibit Q Information	*	E-A3	Quarterly (by 45th calendar day
No	No	Provide Fidelity and Errors and Omissions Insurance	*	E-A4	Quarterly (by 45th calendar day
No	No	Customer Service Statistics	E-22	*	Quarterly (by 45th calendar day
No	No	Tracking Report regarding Privacy Notices	E-23	*	Quarterly (by 20th)
No	No	Regulation AB Compliance Report	*	E-A5	As defined in Agreement
No	No	Uniform Single Attestation Program Compliance Report	*		As defined in Agreement
No	No	SOC 1 Type II of Critical Vendors of Seller (or such other Type as may be reasonably satisfactory to Holdings)	*	E-A6	Within 30 days of receipt, but no later than January 31
No	No	SOC 1 Type II of Seller covering a minimum period of nine (9) months	*	E-A7	Within 30 days of receipt, but no later than January 31
No	No	SOC 1 Type II Bridge Letter of Seller covering a maximum period of three (3) months	*	E-A8	No later than January 31

Exhibit E-1-2

EXHIBIT E-2
FORMATTED SERVICING REPORTS

[***]

Exhibit E-2-1

EXHIBIT F
SERVICE LEVEL AGREEMENTS

The following constitute the SLAs with respect to primary and subservicing (the “SLAs”), as may be updated from time to time in accordance with the terms hereof:

[***]

Notes to Primary/Subservicing SLAs:

•
As a reference population, “Total Servicing Portfolio” means, for any measurement period, all mortgage loans serviced by Seller, other than (1) mortgage loans with respect to which the Seller is solely performing master servicing functions, (2) reverse mortgage loans and (3) commercial mortgage loans. “NRZ Portfolio” means, as of any date of determination, all mortgage loans serviced by Seller under any agreement between the Seller and any Purchaser or any of its Affiliates, excluding (1) mortgage loans with respect to which the Seller is solely performing master servicing functions, (2) reverse mortgage loans and (3) commercial mortgage loans.

•
The penalty amount is the baseline penalty assessed in case the penalty threshold is exceeded. This baseline value is subject to a multiplier of either two or three, depending on whether the double penalty threshold or the triple penalty threshold, respectively, is exceeded.

•
In the event of a major computer software system change to the Seller’s primary servicing system, the parties will agree to waive the Excessive SLA Failure Trigger Event and the Excessive SLA Failure Trigger for a period of six (6) calendar months from the date that such system change was implemented; provided that the Seller provided at least ninety (90) days’ notice to Holdings of such system change. The same applies to all relevant SLAs in case of major changes to a particular area of Seller’s servicing (for example, foreclosure activities).

•	Penalties can only be assessed for a particular frequency period if the penalty threshold was exceeded both in that frequency period and in the prior frequency period.

•
Penalties for SLAs will be waived by mutual agreement of the parties on the basis of major events beyond Seller’s control that could be reasonably expected to have a material impact on the NRZ Portfolio, conflicts or issues with vendors selected by Holdings, regulatory changes, force majeure events, or events affecting the mortgage servicing industry as a whole and not specific to Seller. In these cases, the specific penalty and incentive thresholds and amounts may also be recalibrated on an ongoing basis or for a specific period of time upon mutual agreement. In addition, recalibrations of this sort will be mutually agreed to in case of changes to measurement methodologies and regulatory or investor requirements or requests.

•
To the extent the parties do not mutually agree on the basis of any event or conditions giving rise to a waiver of all penalties, accelerated penalties or a recalibration of the penalty thresholds, the party requesting such waiver or recalibration shall provide a written justification for such request, with sufficient detail to permit the other party to evaluate and respond. If such party continues to dispute the basis of the requested waiver or recalibration, within a reasonable period of time not to exceed thirty (30) days, the parties shall submit such matter to a dispute resolution process (other than litigation). Upon resolution, the successful party shall be entitled to recover as part of its claim its reasonable, out of pocket costs and expenses, including reasonable out-of-pocket attorneys’ fees, incurred in prosecuting such claim. To the extent any unpaid amounts are determined to be payable, such amounts will be paid at an annual rate of five percent (5%) over the Prime Rate.

•
For any SLA, if the total number of loans in the applicable population which serves as the denominator in the calculation falls below 100 for any month, (i) that month shall be excluded from monthly SLA calculations

Exhibit F-1

and (ii) such measurement period will increase from monthly to quarterly (or quarterly to annually, as applicable) so that there are 100 measurements.

•
For each SLA, performance statistics will be calculated on the basis of reference data with a typical trailing period of one month but no more than two months, except in cases where the SLA metric indicates a longer moving average calculation.

•
The maximum net penalty or incentive amount for all applicable SLAs in a given month is capped at 15% of the amount set forth in clause (B) of the definition of “Seller Economics” that Seller receives under this Addendum, except during the 6 month period immediately following a major system change in which the maximum net penalty or incentive amount for all applicable SLAs in a given month for such 6-month period is then capped at 25% of the amount set forth in clause (B) of the definition of “Seller Economics” that Seller receives under this Addendum.

•
The SLA reporting will begin with the data collected during the measurement period beginning on October 1, 2017, and the first reports of SLA data will be provided in December 2017; provided that, to the extent sufficient data is available to calculate metrics or estimates, Seller shall provide interim reporting during the period prior to December 2017 for such SLAs.

•
In addition to the Seller’s other reporting obligations set forth in Section 2.8 of the Agreement, Seller will report on SLA metrics and calculations in a format reasonably requested by Holdings, and as described below. Seller will report these calculations within the first five business days of the month, and any exceptions to the timeline are to be reported as soon as possible, with the applicable reports delivered no later than the tenth business of the month.

o	With respect to monthly SLAs, on a monthly basis, taking into account a one- or two-month trailing period, the Seller will provide Holdings a report setting forth the following:

▪
the monthly performance metric for each monthly SLA and the monthly data that was used to calculate this metric or (i) notification of SLAs requiring a two-month trailing period and to be included on the following month’s report or (ii) reclassification of any monthly SLA as a quarterly SLA due to the decreased volume of the applicable population;

▪	any complete waivers or waivers of double or triple penalties for any SLAs;

▪	the applicable penalty or incentive rates for each SLA[1]; and

▪	the penalty or incentive dollar amounts assessed for each SLA.

o
With respect to quarterly SLAs, in addition to monthly reports on the estimated performance metrics (to the extent available), on a quarterly basis, taking into account a one- or two-month trailing period, the Seller will provide Holdings with a report setting forth the following:

▪
the quarterly performance metric for each SLA and the relevant monthly data that was used to calculate this metric or (i) notification of SLAs requiring a two-month trailing period and to be included on the following month’s report or (ii) reclassification of any quarterly SLA as an annual SLA due to the decreased volume of the applicable population;

▪	any complete waivers or waivers of double or triple penalties for any SLAs for any month in the applicable quarter;

▪	the penalty or incentive rates for each SLA in each month of the applicable quarter[2];

1Note that in the case of waived SLAs, or SLAs where the penalty threshold was not exceeded in the prior frequency period, the penalty rate will be zero.

Exhibit F-2

▪	the penalty or incentive dollar amounts assessed for each SLA in each month of the applicable quarter; and

▪	the total penalty or dollar amount assessed for the applicable quarter.

o
Reporting on annual SLAs (if applicable due to volume considerations) will be similar to the reporting for quarterly SLAs, with monthly estimates of performance metrics provided on a monthly basis (to the extent available) and definitive reports provided on an annual basis.

The following constitute the service level agreements with respect to Master Servicing (the “Master Servicing SLAs”), as may be updated from time to time in accordance with the terms hereof:
[***]
Notes to Master Servicing SLAs:

•
As a reference population, “NRZ Portfolio” means, for any measurement period, all mortgage loans with respect to which the Seller is performing master servicing functions under any agreement between the Seller and any Purchaser or any of its Affiliates. “All Primary Servicers > 1,000 Loans” means, for any measurement period, all primary servicers that are servicing more than 1,000 loans in the NRZ Portfolio.

•
All penalties and incentives for Master Servicing SLAs are calculated as a percentage of the amount set forth in clause I of the definition of “Seller Economics” that Seller receives for performing Master Servicing functions under the Agreement (the “Monthly Sub-Master Servicing Fee”).

•
For each quarterly Master Servicing SLA, the Seller will assess performance during each of the three months of a given calendar quarter (with a trailing period of one month) and, when such performance assessments have been made for all three months of the quarter, the Seller will calculate the average of the monthly performance metrics, which will be the “quarterly performance metric” for such Master Servicing SLA.

•
Penalty and incentive rates for each quarterly Master Servicing SLA will be assessed on a monthly basis by comparing the quarterly performance metric for the calendar quarter in which that month occurs with each of the penalty, exception and incentive thresholds that are applicable in that month.

•
With respect to each quarterly Master Servicing SLA, the dollar amount of the penalty or incentive for each month is the product of the Monthly Sub-Master Servicing Fee and the penalty or incentive rate for that month. The dollar amount of the penalty or incentive for each calendar quarter is the sum of the penalties or incentives for each of the three months in that calendar quarter.

•
Annual Master Servicing SLAs will be assessed in an analogous manner to quarterly Master Servicing SLAs, except that the adjustments to the monthly performance metric will be based on annual rather than quarterly adjustments.

•	Penalties can only be assessed for a particular frequency period if the penalty threshold was exceeded both in that frequency period and in the prior frequency period.

2Note that this rate will be the same for each of the three months in the quarter unless a complete waiver or waiver of double or triple penalties was in effect for some but not all months of that quarter.

Exhibit F-3

•
In the case of any system conversion relating to Master Servicing core systems (SBO2000, DDS, DMS), penalties will be assessed on the basis of the exception threshold instead of the penalty threshold. In addition, (a) for any Master Servicing SLA in the “Securities Administration” category, the exception threshold will apply in case either (i) the number of cleanup calls involving loans in the reference population in a given month exceeds twenty (20) or (ii) the number of new deals involving loans in the reference population in a given month is greater than or equal to five (5); and (b) for any Master Servicing SLA in the “Servicer Management” or “Loan Operations” categories, the exception threshold will apply in case of the addition of three (3) or more new primary servicers in a given month. Exception thresholds will apply for three (3) consecutive months including the month during which the exception event occurs.

•
Penalties for Master Servicing SLAs may be waived by the parties on the basis of major events beyond Seller’s control, conflicts or issues with vendors selected by Holdings, regulatory changes, force majeure events, or events affecting the mortgage servicing industry as a whole and not specific to Seller. In these cases, the specific penalty and incentive thresholds and rates may also be recalibrated on an ongoing basis or for a specific period of time. In addition, recalibrations of this sort will be considered in case of changes to measurement methodologies and regulatory or investor requirements or requests.

•
Any newly boarded loans will not be included in the referenced population for the purpose of calculations for a period of time agreed to by the parties, after which period the thresholds may be recalibrated by mutual agreement of the parties. In addition, any loans that are impacted by errors or delays caused by prior servicers will be excluded from the referenced population.

•	If the total number of securitization trusts in the NRZ Portfolio falls below 400, all Master Servicing SLAs will be recalibrated.

•
To the extent the parties do not mutually agree on the basis of any event or conditions giving rise to a waiver of all penalties, accelerated penalties or a recalibration of the penalty thresholds, the party requesting such waiver or recalibration shall provide a written justification for such request, with sufficient detail to permit the other party to evaluate and respond. If such party continues to dispute the basis of the requested waiver or recalibration, within a reasonable period of time not to exceed thirty (30) days, the parties shall submit such matter to a dispute resolution process (other than litigation). Upon resolution, the successful party shall be entitled to recover as part of its claim its reasonable, out of pocket costs and expenses, including reasonable out-of-pocket attorneys’ fees, incurred in prosecuting such claim. To the extent any unpaid amounts are determined to be payable, such amounts will be paid at an annual rate of five percent (5%) over the Prime Rate.

•
The Master Servicing SLA reporting will begin with the data collected during the measurement period beginning on the later of (i) October 1, 2017 and (ii) the first of the month following the date on which Seller begins Master Servicing under this Addendum.

•
In addition to reports on monthly estimates for Master Servicing SLA performance metrics, within the first five business days of the second month of each calendar quarter, Seller will provide Holdings with a report setting forth:

o	the quarterly performance metric for each of the Master Servicing SLAs from the prior calendar quarter and all monthly data that was used in the calculation of this metric;

o	any exception events that occurred in the prior calendar quarter and, for each Master Servicing SLA and each month of the prior calendar quarter, whether the exception threshold applied in that month;

o	the penalty or incentive rates for each Master Servicing SLA in each month of the prior calendar quarter[3];

Exhibit F-4

o	the penalty or incentive dollar amounts assessed for each Master Servicing SLA in each month of the prior calendar quarter; and

o	the total penalty or incentive dollar amounts assessed for the prior calendar quarter.

•
Reporting on annual Master Servicing SLAs will be similar to the reporting for quarterly SLAs, with monthly estimates of performance metrics provided on a monthly basis and definitive reports provided on an annual basis.

3Note that this rate will be the same for each of the three months in the calendar quarter unless the exception threshold applies in some but not all of these months.

Exhibit F-5

EXHIBIT G
THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

[***]

Exhibit G-1

EXHIBIT H
FORM OF MONTHLY FINANCIAL COVENANT CERTIFICATION
I, _______________________, chief financial officer of Ocwen Loan Servicing LLC (“Seller”), do hereby certify that:
(i)[***]
(ii)[***]
(iii)[CHOOSE ONE:] [***]; and
(iv)the attached supporting documentation and backup attached to this Monthly Financial Covenant Certification are true and correct.
Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Servicing Addendum, dated as of January 18, 2018 (the “Agreement”), between HLSS MSR-EBO Acquisition LLC, HLSS Holdings, LLC, New Residential Mortgage LLC and the Seller.
IN WITNESS WHEREOF, I have signed this certificate.
Date:             , 20__
[_________________]

By:                ,

Name:
Title:

Exhibit H-1

EXHIBIT I-1
CRITICAL VENDORS

Vendor Name	Vendor Tier Final	Description	Offshore
[***]	Tier 2.0	Writes custom software code [***]	No
[***]	Tier 2.0	Providing image extraction services	No
[***]	Tier 2.0	Used to have[***] signed electronically	No
[***]	Tier 2.0	Optional [***] Product	No
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 1.0	Print and Mail Services [***]	No
[***]	Tier 1.0	[***]	Yes
[***]	Tier 1.0	Collections [***]	Yes
[***]	Tier 1.0	Default software solutions for lenders, servicers, real estate agents and other mortgage and real estate industry professionals.	Yes
[***]	Tier 1.0	Title/Loss Mitigation [***]	Yes
[***]	Tier 1.0	[***]Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 1.0	Property Preservation & Inspection [***]	Yes
[***]	Tier 1.0	[***]Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 1.0	[***] Short Sale Deed in Lieu	Yes
[***]	Tier 1.0	Loss Mitigation Title	Yes
[***]	Tier 1.0	Loss Mitigation Services	Yes
[***]	Tier 1.0	Valuations	Yes
[***]	Tier 1.0	Foreclosure, Bankruptcy & Closing or Trustee	No
[***]	Tier 1.0	Servicing platform	Yes
[***]	Tier 2.0	Document and title policy retrieval	No
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 1.1	Software/call center. Acquires new hardware, software and/or maintenance and support.	No
[***]	Tier 1.0	[***] Flood, and Wind insurance vendor as well as Loss Draft claim processing	Yes
[***]	Tier 2.0	Provides Optional [***] products to Ocwen borrowers	No
[***]	Tier 2.0	[***]	Yes
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No

Exhibit I-1-1

Vendor Name	Vendor Tier Final	Description	Offshore
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 2.0	[***] Communications and Contact Center Solution.	No
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 2.0	Online Credit Reports	No
[***]	Tier 2.1	Community Outreach	No
[***]	Tier 2.1	Community Outreach	No
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 1.1	[***] QA Review Process	No
[***]	Tier 2.0	Provider of Asset Disposal Services	No
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 1.0	Document Imaging and repository services	Yes
[***]	Tier 1.0	Flood insurance determinations & tracking [***] flood zone monitoring	Yes
[***]	Tier 1.0	Review of Real Estate Taxes Owed	Yes
[***]	Tier 1.0	[***] AVM	Yes
[***]	Tier 2.2	[***] Document Custodians	Yes
[***]	Tier 2.0	[***] claim recovery services	No
[***]	Tier 2.1	Nonprofit organization offering borrower outreach and housing counseling services.	No
[***]	Tier 2.0	[***] Credit Reports to Borrowers	No
[***]	Tier 2.0	IT Asset Recovery and disposal services	No
[***]	Tier 2.0	[***]	No
[***]	Tier 1.1	Services related to Deed in Lieu [***]	Yes
[***]	Tier 2.0	[***]	No
[***]	Tier 1.1	Verbal translation services	No
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 2.1	Community Outreach	No

Exhibit I-1-2

Vendor Name	Vendor Tier Final	Description	Offshore
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 1.0	Collections/Recovery	No
[***]	Tier 2.1	Community Outreach	No
[***]	Tier 2.1	Community Outreach	No
[***]	Tier 1.1	Community Outreach	No
[***]	Tier 2.0	Portal for modification submission	No
[***]	Tier 2.0	Platform that manages the borrower complaints	Yes
[***]	Tier 1.1	Lien Release, Assignment preparation and recording services	Yes
[***]	Tier 2.0	Software license agreement for MortgageRx cloud-based software. MortgageRx will be used by Ocwen Investor Services department for QA process compliance tests.	Yes
[***]	Tier 2.0	Document storage and shredding	Yes
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 2.0	Document Storage	No
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 1.0	Collections/Recovery	No
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 2.0	IT consulting service [***]	No
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No

Exhibit I-1-3

Vendor Name	Vendor Tier Final	Description	Offshore
[***]	Tier 2.2	Maintains database [***]	No
[***]	Tier 2.0	[***] services and support	No
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 1.0	Electronic payment provider	Yes
[***]	Tier 2.1	Community Outreach	No
[***]	Tier 2.1	Community Outreach	No
[***]	Tier 2.2	Mortgage Insurance company	No
[***]	Tier 2.1	Community Outreach	No
[***]	Tier 2.1	Community Outreach	No
[***]	Tier 2.1	Community Outreach	No
[***]	Tier 1.1	[***] Notary Services	No
[***]	Tier 2.0	[***] updating consumer data and processing [***]	Yes
[***]	Tier 1.0	Electronic payment provider [***]	No
[***]	Tier 1.1	Accounts Payable (AP) platform	Yes
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 2.2	[***]	No
[***]	Tier 1.0	Valuation, [***]	No
[***]	Tier 1.1	Provides Security Services [***]	Yes
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 1.1	[***] data center, [***]	No
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 1.0	Collections/Recovery	No
[***]	Tier 2.2	Document Custodian	No
[***]	Tier 2.0	[***] Computer-assisted legal research.	No
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 2.1	Community Outreach	No

Exhibit I-1-4

Vendor Name	Vendor Tier Final	Description	Offshore
[***]	Tier 1.0	Property Preservation and Inspection services for [***]	No
[***]	Tier 2.0	Document redaction services [***]	No
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 1.1	Recording Services	No
[***]	Tier 2.0	Research Websites [***]	No
[***]	Tier 2.0	Provides Broker Price Opinion Valuation Services	No
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 1.1		No
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 2.1	Community Outreach	No
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 1.0	[***] print and mailing services	No
[***]	Tier 2.2	Document Custodian	No
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 2.0	Credit Bureau. [***]	No
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 2.2	Document Custodian	No
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 1.0	Print and Mailing services	No
[***]	Tier 1.0	Printing and Mailing Letters [***]	No

Exhibit I-1-5

Vendor Name	Vendor Tier Final	Description	Offshore
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 1.0	[***]	No
[***]	Tier 1.0	Lockbox [***]	No
[***]	Tier 1.0	Document Custodian	No
[***]	Tier 1.0	Electronic payment provider	Yes
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 2.2	Document Custodian	No
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No
[***]	Tier 1.0	[***]	No
[***]	Tier 1.1	Foreclosure, Bankruptcy & Closing or Trustee services	No

Exhibit I-1-6

EXHIBIT I-2
RESERVED

Exhibit I-2-1

EXHIBIT J
PERFORMANCE TRIGGERS
A. Initial Performance Triggers

The following shall represent the applicable Performance Triggers, as may be modified from time to time in accordance with the terms hereof, and to be assessed on the basis of data collected from the first full Quarter following the Original Closing Date:

1.	the Quarterly Average Delinquency Ratio exceeds [***] (the “Delinquency Trigger Event”);

2.	the Quarterly Average Foreclosure Sale Ratio falls below [***] (the “Foreclosure Sale Trigger”) for two consecutive Quarters (the “Foreclosure Sale Trigger Event”);

3.	the Quarterly Average Workout Ratio falls below [***] (the “Workout Trigger”) for two consecutive Quarters (the “Workout Trigger Event”); and

4.
the Net SLA Monthly Penalty Amount exceeds [***] of the Monthly Fee Amount for such month (the “Excessive SLA Failure Trigger”) in every month for two consecutive Quarters (the “Excessive SLA Failure Trigger Event”).

Subject to the automatic modification of the Workout Trigger as set for in Section D below, any modifications to Performance Triggers shall be evidenced in writing and shall take effect in the Quarter during which such modifications were agreed to, unless the parties mutually agree otherwise. In addition to the specific provisions set forth in Sections B, C and D of this Exhibit J relating to the conditions under which a Performance Trigger may be modified, Holdings and Seller agree to modify any of the above Performance Triggers from time to time in cases where there have been or will be material changes to the portfolio of Subject Loans constituting the reference class of the applicable Performance Trigger. Upon the occurrence of any Force Majeure Event, that has a material impact on the Seller’s ability to service the Subject Loans pursuant to the Agreement, the parties will agree to waive any of the Performance Triggers to the extent affected.
B.    Delinquency Trigger Resets
The Seller and Holdings shall mutually agree to a modification of the Delinquency Trigger under each of the following circumstances: (i) (x) in the event that the delinquency rate set forth in the “Seriously Delinquent As a % of Total Loans NSA” quarterly index from Mortgage Bankers Association (FORLTOSD Index on Bloomberg) (the “Index”) increases by more than three percentage points from the rate set forth in such report for the month ending June 2017 and (y) thereafter, in the event of any subsequent material increase in such rate or (ii) to the extent that the Index does not capture the impact of industry-wide events which would materially impact delinquency rates (for example, industry-wide foreclosure holds imposed by states regulators).
C.    Foreclosure Sale Trigger Resets
The Seller and Holdings shall mutually agree on a modification to the Foreclosure Sale Trigger in the event that one or more judicial rulings or state regulatory actions, decrees, interpretations or guidance occurs that impact more than [***] percent ([***]%) of the total number of Subject Loans counted in the Seller’s active foreclosure inventory on the date of such occurrence.
D.    Workout Trigger Resets
(a)    The Workout Trigger shall be modified, effective as of January 1, 2019, to an amount equal to [***]% of the average monthly Workout Ratio for the calendar year of 2018 and, for each subsequent calendar year, effective as of January 1st of such year, the Workout Trigger shall be modified to an amount equal to [***]% of the average monthly Workout Ratio of the prior calendar year; provided that, to the extent the Quarterly Average Workout Ratio falls below the Workout Trigger for the Quarter beginning in October and the Quarterly Average Workout Ratio is

Exhibit J-1

above the Workout Trigger for the following Quarter beginning in January solely as a result of the automatic modification of the Workout Trigger as set forth in this sentence, then the Workout Trigger for the Quarter beginning in January shall not be included for purposes of calculating the Workout Trigger Event and the parties agree to use the Workout Trigger for the Quarters beginning in October and April to determine if a Workout Trigger Event occurred. The parties agree that the Workout Trigger may be recalibrated after January 1, 2019 based on quarterly rather than annual averages in order to reflect seasonal fluctuations.
(b)    The Seller and Holdings shall mutually agree on a modification to the existing (or automatically modified pursuant to clause (a) above) Workout Trigger under each of the following circumstances: (i) any regulatory changes that result in substantially lower modification rates on an industry-wide basis, (ii) the previously modified proportion of the portfolio of Subject Loans that are 60+ Day Delinquent increases to more than [***], and thereafter, for each subsequent increase of [***] (iii) a decrease in modification eligibility of the Subject Loans due to substantial macroeconomic changes, including but not limited to, material changes in (x) home prices, (y) interest rates and/or (z) unemployment rates, and (iv) conditions materially affecting modification rates, including, for example, the availability and funding of governmental modification programs.
The Seller and Holdings shall mutually agree on a modification or reconstruction of the Workout Trigger to compare the Seller’s loss mitigation performance against the performance of the mortgage servicing industry (in which the Seller would be expected to be within a range of average industry levels) to the extent a reliable industry benchmarking loss mitigation data has been introduced and is generally acceptable to the secondary mortgage market.
E.    Excessive SLA Failure Trigger Waivers and Applicability
The SLAs used to calculate the Aggregate Net SLA Monthly Penalty Rate shall include all SLAs other than (i) any SLA identified as inapplicable to the Excessive SLA Failure Trigger on Exhibit F of the Agreement, as updated from time to time by mutual agreement of the parties and (ii) any SLAs that Holdings and Seller have agreed to waive or exclude on the basis of major events beyond the Seller’s control which materially and adversely affect the servicing of the Subject Loans under the Agreement, including, without limitation, conflicts or issues with Approved Parties (under and as defined in the NRZ Subservicing Agreements) or Vendors selected by Holdings or any NRZ O/S Entity, any NRZ REO Vendor or any subcontractors or subvendors retained by such NRZ REO Vendor, regulatory changes, Force Majeure Events or events affecting the mortgage servicing industry as a whole and not specific to Seller.
In the event of a major computer software system change to the Seller’s primary servicing system, the parties will agree to waive the Excessive SLA Failure Trigger Event and the Excessive SLA Failure Trigger for a period of six (6) calendar months from the date that such system change was implemented; provided that the Seller provided at least ninety (90) days’ notice to Holdings of such system change.
F.    Definitions
“60+ Day Delinquent”: With respect to any Subject Loan, the Mortgage Loan that would be considered sixty (60) days or more contractually delinquent following the OTS Methodology.
“90+ Day Delinquent”: With respect to any Subject Loan, the Mortgage Loan that would be considered ninety (90) days or more contractually delinquent following the OTS Methodology.
“Affected SLA”: (i) In the event that there are major system changes impacting the Seller’s servicing platform as a whole, for a period of six months following such changes or increase, all SLAs and (ii) in the event that there are major system changes impacting particular areas of the Seller’s servicing activities, for a period of six months following such changes, all SLAs related to such areas.
For the avoidance of doubt, if there is a system change, the double and triple SLA penalties shall not count towards the Excessive SLA Failure Trigger. However, they shall count towards the Seller Economics and during the six month period reference above the 25% cap on adjustments to Seller Economics shall be in place.
“Delinquency Ratio”:  With respect to the Subject Loans, as of the end of each calendar month, the percentage equivalent of a fraction, (x) the numerator of which is the total unpaid principal balance of the Subject Loans which

Exhibit J-2

are 90+ Day Delinquent, including Subject Loans in foreclosure which are 90+ Day Delinquent, Subject Loans in bankruptcy which are 90+ Day Delinquent, plus the loan balance (prior to conversion to REO) of REO Properties, that were serviced by the Seller during such month and (y) the denominator of which is the total unpaid principal balance of all Subject Loans.
“Force Majeure Event”: Any event beyond the reasonable control of the Seller including, without limitation, strikes, work stoppages, acts of war or terrorism, insurrection, revolution, nuclear or natural catastrophes or acts of God and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services.
“Foreclosure Sale Ratio”: With respect to the Subject Loans, as of the end of each calendar month, the percentage equivalent of a fraction, (x) the numerator of which is total number of Subject Loans with respect to which the foreclosure sale has been completed as of the end of the day on the last day of such calendar month, and (y) the denominator of which is the total number of Subject Loans counted in the Seller’s foreclosure inventory (whether active or on hold) as of the end of the day on the last day of such calendar month.
“Incentive Amount”: For each SLA, the amount computed pursuant to Exhibit F, if applicable.
“Measurement Loans”: Other than any Mortgage Loans with respect to which the Seller is solely performing Master Servicing functions, any Mortgage Loans subject to an MSRPA Servicing Agreement (as defined in the New RMSR Agreement) as of the date of the New RMSR Agreement or that were previously subject to a Deferred Servicing Agreement (as defined in the Master Agreement) and which, in each case, are being serviced or subserviced by the Seller for Purchasers, any NRZ O/S Entity or any of their respective Affiliates or securitizations sponsored by New Residential Investment Corp. or any of its subsidiaries, including on an interim basis, but excluding any Mortgage Loans with respect to which (x) the Servicing Rights have been transferred to a third party pursuant to the New RMSR Agreement or this Addendum, (y) the Rights to MSRs and Transferred Receivables Assets have been transferred to Seller or an Affiliate of Seller pursuant to the New RMSR Agreement or this Addendum or (z) the subservicing of such Mortgage Loans is being performed by a party other than Seller or an Affiliate of Seller pursuant to Section 5.7.
“Monthly Fee Amount”: For each month, an amount equal to (A) the product of (i) (x) [***] or (y) if applicable, the Adjusted Fee Rate and (ii) the total unpaid principal balance of the Mortgage Loans as of the first Business Day of such calendar month that were serviced by the Seller during such calendar month, excluding those Mortgage Loans for which the Seller is solely performing Master Servicing functions in this Addendum, (B) divided by 12.

“Net SLA Monthly Penalty Amount”: For each month, the amount, if positive, equal to (A) the aggregate Penalty Amounts payable by the Seller, if any, with respect to the SLAs in such month minus (B)(i) if applicable, any such amounts paid as the result of a double or triple penalty multiplier for any Affected SLA and (ii) the aggregate Incentive Amounts payable to the Seller, if any, with respect to the SLAs in such month; provided that the amount to be included in clause (A) or (B) with respect to each Quarterly SLA shall be zero in each month prior to the initial calculation of such Quarterly SLA and for each month following such initial calculation shall be the Penalty Amount or Incentive Amount, if applicable, from the most recent calculation of such Quarterly SLA. For the avoidance of doubt penalties and incentives related to Master Servicing SLAs shall not count towards the calculation of the Net SLA Monthly Penalty Amount.
“New Mortgage Loan”: With respect to any existing Mortgage Loan subject to this Addendum or any NRZ Subservicing Agreement, a new mortgage loan (i) which is originated when the related Mortgagor (A) refinances such existing Mortgage Loan with proceeds from such new mortgage loan which is secured by the same mortgaged property or (B) pays off in full such existing Mortgage Loan and obtains a new mortgage loan secured by a different mortgaged property and, in each case, such refinancing or new borrowing resulted from the solicitation efforts of the Seller or any brokers, correspondent lenders, agents or independent contractors that Seller engaged to solicit such refinancing or new borrowing on its behalf and (ii) for which the related Servicing Rights are transferred to an NRZ O/S Entity pursuant to Exhibit B of this Addendum or any NRZ Subservicing Agreement.

Exhibit J-3

“OTS Methodology”: A method of calculating delinquency of a Subject Loan based upon The Office of Thrift Supervision method, under which method a Subject Loan is considered delinquent if the payment has not been received by the Subject Loan’s next due date. For example, a Subject Loan with a due date of August 1, 2017, with no payment received by the close of business on September 1, 2017, would have been reported as delinquent on October 1, 2017.
“Penalty Amount”: For each SLA, the amount computed pursuant to Exhibit F, including, without limitation, the application of any applicable double penalties, triple penalties or waivers and taking into account the consecutive failure requirement for a penalty to be assessed.
“Quarter”: A period consisting of three consecutive calendar months and beginning with either January, April, July or October.
“Quarterly Average Delinquency Ratio”: With respect to each Quarter, the percentage equivalent of a fraction, (x) the numerator of which is the sum of the Delinquency Ratios for each of the applicable three months and (y) the denominator of which is three.
“Quarterly Average Foreclosure Sale Ratio”: With respect to each Quarter, the percentage equivalent of a fraction, (x) the numerator of which is the sum of the Foreclosure Sale Ratios for each of the applicable three months and (y) the denominator of which is three.
“Quarterly Average Workout Ratio”: With respect to each Quarter, the percentage equivalent of a fraction, (x) the numerator of which is the sum of the Workout Ratios for each of the applicable three months and (y) the denominator of which is three.
“Quarterly SLAs”: Each SLA with a designated frequency of “quarterly” on Exhibit F.
“Subject Loans”: Each of (i) the Measurement Loans and (ii) any Transferred-In Loans agreed upon by the parties; provided that (x) with respect to the calculation of the Foreclosure Sale Ratio, a Transferred-In Loan shall not be deemed a Subject Loan until a date that is mutually agreed by the parties and (y) with respect to the calculation of the Workout Ratio, a Transferred-In Loan shall not be deemed a Subject Loan until a date that is mutually agreed to by the parties.
“Transferred-In Loans”: Any New Mortgage Loans other than any Mortgage Loans with respect to which the Seller is solely performing Master Servicing functions.
“Workout Ratio”: With respect to the Subject Loans, as of the end of each calendar month, the percentage equivalent of a fraction, (x) the numerator of which is total number of the Subject Loans with respect to which, during such month either a non-HAMP modification, a short-sale or a deed-in-lieu agreement, in each case, has been completed, and (y) the denominator of which is the total number of Subject Loans which are 60+ Day Delinquent, but excluding any Subject Loans for which the related Mortgaged Property has become an REO Property.
G.    Reporting

In addition to the Seller’s other reporting obligations set forth in Section 2.8 of this Addendum, with respect to the Performance Triggers, the Seller will, in a format reasonably requested by Holdings, report the following to the Purchasers, it being understood that Seller may combine such reports with the reports required to be delivered under any NRZ Subservicing Agreement and that delivery thereunder shall be deemed to constitute delivery hereunder:

a)
With respect to the Delinquency Trigger, the Foreclosure Sale Trigger and the Workout Trigger, (i) on a monthly basis, when available, but in no case later than ten Business Days after the end of the following month, the prior month’s Delinquency Ratio, Foreclosure Sale Ratio and Workout Ratio, together with the relevant data used to calculate such ratios and (ii) on a quarterly basis, when available, but in no case later than ten Business Days after the end of the first month following the applicable quarter, the Quarterly Average Delinquency Ratio, the Quarterly Average Foreclosure Sale Ratio and the Quarterly Average Workout Ratio and a

Exhibit J-4

comparison of such ratios to the Delinquency Trigger, the Foreclosure Sale Trigger and the Workout Trigger, respectively.

b)
With respect to the Excessive SLA Failure Trigger, (i) on a monthly basis, when available, but in no case later than fifteen Business Days after the end of the following month, the Net SLA Monthly Penalty Amount for such month, which report shall include (i) a comparison to the Excessive SLA Failure Trigger, (ii) an identification of the applicable SLAs used to calculate the Net SLA Monthly Penalty Amount, (iii) any applicable Penalty Amount or Incentive Amount used to calculate the Net SLA Monthly Penalty Amount and (iv) any other relevant information (in addition to the previously delivered monthly and quarterly reports under Exhibit F to the Agreement).

Exhibit J-5

EXHIBIT K

THIS PAGE AND THE FOLLOWING 14 PAGES OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

[***]

Exhibit K-1

EXHIBIT L
[RESERVED]

Exhibit L-1

EXHIBIT M
RESERVED

Exhibit M-1

EXHIBIT N
CLIENT MANAGEMENT PROTOCOLS
Seller’s Client Management Protocols are comprised of five components (i) Client Relations/Issue Management, (ii) Client Integration, (iii) Change Management, (iv) Client Reporting and (v) Audit/Testing Management. The staff specifically dedicated to managing the relationship (“Client Relationship Managers” or “CRMs”) shall utilize the protocols herein, as may be changed from time to time and mutually agreed by both parties, to coordinate the resources of Seller to address the requests of Holdings.
THE REMAINDER OF THIS PAGE AND THE FOLLOWING PAGE OF THIS SCHEDULE HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

[***]

Exhibit N-1

EXHIBIT O
[RESERVED]

Exhibit O-1

EXHIBIT P-1
TRANSFER PROCEDURES
(PRIMARY SERVICING)
THIS PAGE AND THE FOLLOWING 19 PAGES OF THIS SCHEDULE HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

[***]

Exhibit P-2-1

EXHIBIT P-2
TRANSFER PROCEDURES
(MASTER SERVICING)
TO BE MUTUALLY AGREED UPON FOLLOWING THE EFFECTIVE DATE

Exhibit P-2-1

EXHIBIT Q
LEVEL OF DISCLOSURE SCHEDULE
THIS PAGE AND THE FOLLOWING PAGE OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

[***]

Exhibit Q-1

EXHIBIT R

MASTER SERVICING ADDENDUM

Section 2B.01

DEFINITIONS

Whenever used in this Exhibit R, the following words and phrases, unless the context requires otherwise, shall have the meanings specified below. Capitalized terms used in this Exhibit R but not otherwise defined shall have the meanings set forth in Article I of the Agreement (except to the extent modified pursuant to Section 2B.02 below).

Master Servicing Addendum: The rights and obligations specifically set forth in this Exhibit R.

Master Servicing Rights: The Servicing Rights identified as master servicing rights on Exhibit B of the Transfer Agreement.

Servicer Guide: The “Servicer Guide”, as referenced or defined in the applicable Servicing Agreement and Client Contract.

Section 2B.02

The Purchasers hereby agree that Seller has full power and authority to enforce the Client Contracts and Servicer Guide solely with respect to the applicable Mortgage Loans related to the Master Servicing Rights.

The Purchasers and Seller acknowledge and agree that the servicing function with respect to the Mortgage Loans related to the Master Servicing Rights is performed by various SBO Servicers (and may include the Seller in its capacity as a primary servicer).

Holdings may amend any Client Contract pursuant to a Change Request and otherwise subject to the procedures set forth in Section 2.3 of the Agreement.

Solely with respect to the Mortgage Loans related to the Master Servicing Rights, the Seller hereby agrees to perform Master Servicing in accordance with the terms of (i) the Agreement (unless expressly set forth below) (ii) the applicable Servicing Agreement, (iii) applicable Client Contract, and (iv) the applicable Servicer Guide; provided that, with respect to any REO Disposition Services that are permitted under the related Servicing Agreement with respect to the Master Servicing Rights and referred to the Seller as an SBO Servicer, the Seller shall comply with Section 2.10 of the Agreement and Holdings shall be entitled to all Downstream Ancillary Income in connection therewith. For the avoidance of doubt, solely with respect to the Mortgage Loans related to the Master Servicing Rights, the Seller shall have no obligation to perform any of the duties and obligations that are enumerated below; provided that nothing herein shall limit or constrain any obligation of the Seller in the Agreement related to Seller in its capacity as a primary servicer.

(a)
No SBO Servicer shall be considered a “Vendor” as defined in Article I of the Agreement; provided that nothing herein shall limit or restrict any monitoring, oversight, audit rights or other obligations, in each case, the Seller has, on behalf of the Purchaser as the owner of the Rights of MSRs and Excess Servicing Fees, under the applicable Servicing Agreement, the applicable Client Contract, and the applicable Servicer Guide.

(b)	Section 2.1(f) shall not apply.

(c)	Section 2.1(g) shall not apply.

Exhibit R-1

(d)	Section 2.2(a) shall not apply unless required by Applicable Requirements.

(e)	Section 2.2(b) shall not apply unless required by Applicable Requirements.

(f)
Section 2.5 shall not apply to (i) Escrow Accounts unless required by Applicable Requirements and (ii) notwithstanding anything set forth in clause (i), any Custodial Accounts or Escrow Accounts held by an SBO Servicer.

(g)	Section 2.6(c) shall not apply unless required by Applicable Requirements.

(h)	Section 2.6(d) shall apply to (i) records relating to Master Servicing and (ii) records relating to the Servicing to the extent required by Applicable Requirements.

(i)	Section 2.6(e) shall not apply unless required by Applicable Requirements.

(j)	Section 2.8(a) and (b) shall only apply with respect reports and remittances the Seller makes to certificateholders as part of the Master Servicing obligations pursuant to Applicable Requirements.

(k)
Sections 2.8(c) and (d) shall only apply with respect to reports relating to Master Servicing and any such report shall be separate and may differ from the reports provided by Seller in its capacity as servicer. Notwithstanding the forgoing, the Seller shall provide access, either through an online portal or FTP, to Holdings, upon reasonable request, for any other report(s), data or information that the Seller receives in its capacity as Master Servicer which the Seller is not otherwise required to deliver to the Purchasers hereunder.

(l)
Section 2.8(e) shall only apply with respect to reports related to (i) litigation for which the Seller (in its capacity as Master Servicer) is directly managing and (ii) litigation that names Seller as a party as Master Servicer and any such report shall be separate and may differ from the reports provided by Seller in its capacity as servicer; it being agreed that the Seller shall have no obligation to oversee foreclosure and bankruptcy attorneys in its Master Servicing role unless required by Applicable Requirements.

(m)	Section 2.9 shall not apply.

(n)	Section 2.15 shall not apply.

(o)	Section 2.17 shall not apply.

(p)	Section 2.20 shall not apply unless required by Applicable Requirements.

(q)	Section 2.21 shall not apply unless required by Applicable Requirements.

(r)	Section 2.23 shall not apply.

(s)	Section 2.24 shall not apply.

(t)	Articles VI and VII shall only apply with respect to the Master Servicing and Master Servicing Rights and shall not extend to SBO Servicers.

(u)
Article VIII shall only apply with respect to the Master Servicing and Master Servicing Rights and shall not extend to SBO Servicers; provided that nothing herein shall limit, restrict or qualify each Purchaser’s rights to indemnification and remedies (as owner of the Rights to MSRs and Excess Servicing Fee, as applicable) that are set forth in the applicable Servicing Agreement, the applicable Client Contract, and/or the applicable Servicer Guide.

(v)	For the avoidance of doubt the following Exhibits shall not apply: B, C, D, P-1.

Exhibit R-2

(w)	The Service Level Agreements with respect to Master Servicing shall only be those specifically identified as “Master Servicing SLAs”.

Exhibit R-3

EXHIBIT S

TRANSFER MILESTONES

PART I
Requirements of Seller for Holdings to fund 100% of Termination Fee Deposit Amount to Escrow Account

THE REMAINDER OF THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

[***]

Exhibit S-1

PART II
Requirements of Seller for Escrow Agent to release Initial 50% of Termination Fee Deposit Amount
[***]

PART III
Requirements of Seller for Escrow Agent to release Second 50% of Termination Fee Deposit Amount
[***]

Exhibit S-2

EXHIBIT T-1

Form of RMSR Transfer Agreement
RMSR Transfer Agreement
[date]
Reference is made to that certain New RMRS Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “New RMSR Agreement”) dated as of January 18, 2018 by and among Ocwen Loan Servicing, LLC, as seller (“Ocwen”), HLSS Holdings, LLC, as a purchaser (“Holdings”), HLSS MSR – EBO Acquisition LLC, as a purchaser (“MSR – EBO”) and New Residential Mortgage LLC. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the New RMSR Agreement or the servicing addendum attached thereto (the “Servicing Addendum”).
Section 1.    Sale of Rights to MSRs and Transferred Receivables Assets.
1.1    Pursuant to Section [5.4(c)] [5.4(d)] [5.4(e)] of the Servicing Addendum to the New RMSR Agreement, Holdings and MSR – EBO wish to transfer the Rights to MSRs and Transferred Receivables Assets in respect of the MSRPA Servicing Agreements set forth on Schedule 1 hereto (such MSRPA Servicing Agreements, the “Specified Servicing Agreements”), to Ocwen so that such Rights to MSRs and Transferred Receivables Assets can be immediately sold to a third party, [___] (the “Third Party Purchaser”), with the proceeds of such sale (the “Third Party Sale”) to be paid to Holdings and MSR – EBO, as appropriate.
1.2    [***]
1.3    [***]
1.4    [***]
1.5    [***]
Section 2.    Representations and Warranties of Holdings and MSR – EBO. Each of Holdings and MSR – EBO hereby represents and warrants to Ocwen as follows as of the date hereof:
2.1    It is duly organized and validly existing under the laws of the State of Delaware and has all requisite power and authority to execute, deliver and perform this RMSR Transfer Agreement (this “Agreement”) and to consummate the transactions herein contemplated.
2.2    The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated, have been duly authorized by it and this Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law).
2.3    The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby do not and will not conflict with the provisions of its governing instruments and will not violate any provisions of applicable law or regulation or any order of any court or regulatory body and will not result in the breach of, or constitute a default, or require any consent, under any material agreement, instrument or document to which it is a party or by which it or any of its property may be bound or affected.
2.4    [***]

2.5    Each of Holdings and MSR – EBO has complied in all material respects with all applicable anti-money laundering Laws (the “Anti-Money Laundering Laws”), and has established an anti-money laundering compliance program as required by the Anti-Money Laundering Laws.
[***]
[***]
Section 5.    Miscellaneous.
5.1    Limited Effect. Except as expressly set forth above or in the attachments hereto, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, claim, cause of action, power or remedy of any party hereto, whether arising before or after the date of this Agreement, or constitute a waiver of any provision of any other agreement.

Exhibit T-1-1

5.2    Further Assurances. Each party hereto shall execute and deliver in a reasonable timeframe such reasonable and appropriate additional documents, instruments or agreements, including without limitation documents in connection with the SAF related to any Specified Servicing Agreement, and take such reasonable actions as may be necessary or appropriate to effectuate the purposes of this Sale Agreement at the request of any other party.
5.3    Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but the same instrument. Any signature page to this Agreement containing a manual signature may be delivered by facsimile transmission or other electronic communication device capable of transmitting or creating a printable written record, and when so delivered shall have the effect of delivery of an original manually signed signature page.
5.4    GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
5.5    SUBMISSION TO JURISDICTION. EACH OF THE PARTIES HERETO IRREVOCABLY (I) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY MATTERS CONTEMPLATED HEREBY; (II) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THE DEFENSE OF AN INCONVENIENT FORUM IN ANY ACTION OR PROCEEDING IN ANY SUCH COURT; (III) CONSENTS TO SERVICE OF PROCESS UPON IT BY MAILING A COPY THEREOF BY CERTIFIED MAIL ADDRESSED TO IT AS PROVIDED FOR NOTICES HEREUNDER OR BY ANY OTHER MANNER IN ACCORDANCE WITH LAW; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.
5.6    WAIVER OF TRIAL BY JURY. EACH PARTY HERETO IRREVOCABLY AND ABSOLUTELY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW THE RIGHT TO A TRIAL BY JURY IN ANY DISPUTE IN CONNECTION WITH, ARISING UNDER OR RELATING TO THIS AGREEMENT OR ANY MATTERS CONTEMPLATED HEREBY, AND AGREES TO TAKE ANY AND ALL ACTION NECESSARY OR APPROPRIATE TO EFFECT SUCH WAIVER.
5.7    Exhibits and Schedules. The exhibits and schedules to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.
5.8    No Offset. No party shall have any right to offset against any amount payable hereunder or other agreement to another party, or otherwise reduce any amount payable hereunder as a result of, any amount owing by another party or any of its Affiliates to such party or any of its Affiliates.
[Signature Page Follows]

Exhibit T-1-2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.
HLSS HOLDINGS, LLC

By: __________________________
Name:
Title:
HLSS MSR – EBO ACQUISITION LLC

By: New Residential Investment Corp., its sole member

By: __________________________
Name:
Title:
[NRZ ADVANCE RECEIVABLES TRUST 2015-ON1]
[HLSS SERVICER ADVANCE RECEIVABLES TRUST MS3]
[NRZ SERVICER ADVANCE RECEIVABLES TRUST (ON) JPMC]
By: [HLSS Holdings, LLC, its administrator]
By: __________________________
Name:
Title:]
Acknowledged and agreed to as of
the date first above written.

OCWEN LOAN SERVICING, LLC

By: __________________________
Name:
Title:

Exhibit T-1-3

Schedule 1 to RMSR Transfer Agreement

Specified Servicing Agreements

[to be attached]

Exhibit T-1-4

Schedule 2 to RMSR Transfer Agreement

Wire Transfer Instructions

[to be attached]

Exhibit T-1-5

EXHIBIT T-2
Servicing Addendum
Form of Sale Agreement
Sale Agreement
[date]
Reference is made to that certain New RMSR Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “New RMSR Agreement”) dated as of January 18, 2018 by and among Ocwen Loan Servicing, LLC, as seller (“Ocwen”), HLSS Holdings, LLC, as a purchaser (“Holdings”), HLSS MSR – EBO Acquisition LLC, as a purchaser (“MSR – EBO”) and New Residential Mortgage LLC. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the New RMSR Agreement or the Servicing Addendum attached thereto (the “Servicing Addendum”), as applicable.
Section 1.    Ocwen Purchase of Rights to MSRs and Transferred Receivables Assets.
1.1    Pursuant to Section [5.4(c)] [5.4(d)] [5.4(e)] of the Servicing Addendum, Ocwen wishes to purchase the Rights to MSRs and Transferred Receivables Assets in respect of the Servicing Agreements set forth on Schedule 1 hereto (such Servicing Agreements, the “Specified Servicing Agreements”).
1.2    [***]
1.3    [***]
1.4    [***]
Section 2.    Representations and Warranties of Holdings and MSR – EBO. Each of Holdings and MSR – EBO hereby represents and warrants to Ocwen as follows as of the date hereof:
2.1    It is duly organized and validly existing under the laws of the State of Delaware and has all requisite power and authority to execute, deliver and perform this Sale Agreement (this “Agreement”) and to consummate the transactions herein contemplated.
2.2    The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated, have been duly authorized by it and this Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law).
2.3    The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby do not and will not conflict with the provisions of its governing instruments and will not violate any provisions of applicable law or regulation or any order of any court or regulatory body and will not result in the breach of, or constitute a default, or require any consent, under any material agreement, instrument or document to which it is a party or by which it or any of its property may be bound or affected.
2.4    [***]

2.5    Each of Holdings and MSR – EBO has complied in all material respects with all applicable anti-money laundering Laws (the “Anti-Money Laundering Laws”), and has established an anti-money laundering compliance program as required by the Anti-Money Laundering Laws.

Section 3.    [***]

Exhibit T-2-1

Section 4.    [***]
Section 5.    Miscellaneous.
5.1    Limited Effect. Except as expressly set forth above or in the attachments hereto, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, claim, cause of action, power or remedy of any party hereto, whether arising before or after the date of this Agreement, or constitute a waiver of any provision of any other agreement.
5.2    Further Assurances. Each party hereto shall execute and deliver in a reasonable timeframe such reasonable and appropriate additional documents, instruments or agreements, including without limitation documents in connection with the SAF related to any Specified Servicing Agreement, and take such reasonable actions as may be necessary or appropriate to effectuate the purposes of this Sale Agreement at the request of any other party.
5.3    Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but the same instrument. Any signature page to this Agreement containing a manual signature may be delivered by facsimile transmission or other electronic communication device capable of transmitting or creating a printable written record, and when so delivered shall have the effect of delivery of an original manually signed signature page.
5.4    GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
5.5    SUBMISSION TO JURISDICTION. EACH OF THE PARTIES HERETO IRREVOCABLY (I) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY MATTERS CONTEMPLATED HEREBY; (II) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THE DEFENSE OF AN INCONVENIENT FORUM IN ANY ACTION OR PROCEEDING IN ANY SUCH COURT; (III) CONSENTS TO SERVICE OF PROCESS UPON IT BY MAILING A COPY THEREOF BY CERTIFIED MAIL ADDRESSED TO IT AS PROVIDED FOR NOTICES HEREUNDER OR BY ANY OTHER MANNER IN ACCORDANCE WITH LAW; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.
5.6    WAIVER OF TRIAL BY JURY. EACH PARTY HERETO IRREVOCABLY AND ABSOLUTELY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW THE RIGHT TO A TRIAL BY JURY IN ANY DISPUTE IN CONNECTION WITH, ARISING UNDER OR RELATING TO THIS AGREEMENT OR ANY MATTERS CONTEMPLATED HEREBY, AND AGREES TO TAKE ANY AND ALL ACTION NECESSARY OR APPROPRIATE TO EFFECT SUCH WAIVER.
5.7    Exhibits and Schedules. The exhibits and schedules to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.
5.8    No Offset. No party shall have any right to offset against any amount payable hereunder or other agreement to another party, or otherwise reduce any amount payable hereunder as a result of, any amount owing by another party or any of its Affiliates to such party or any of its Affiliates.
[Signature Page Follows]

Exhibit T-2-2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.
HLSS HOLDINGS, LLC

By: __________________________
Name:
Title:
HLSS MSR – EBO ACQUISITION LLC

By: New Residential Investment Corp., its sole member

By: __________________________
Name:
Title:
[NRZ ADVANCE RECEIVABLES TRUST 2015-ON1]
[HLSS SERVICER ADVANCE RECEIVABLES TRUST MS3]
[NRZ SERVICER ADVANCE RECEIVABLES TRUST (ON) JPMC]
By: [HLSS Holdings, LLC, its administrator]
By: __________________________
Name:
Title:]
Acknowledged and agreed to as of
the date first above written.

OCWEN LOAN SERVICING, LLC

By: __________________________
Name:
Title:

Exhibit T-2-3

Schedule 1 to Sale Agreement
Specified Servicing Agreements
[to be attached]

Exhibit T-2-4

Schedule 2 to Sale Agreement
Wire Transfer Instructions
[to be attached]

Exhibit T-2-5

EXHIBIT U

ADJUSTED FEE RATE CALCULATION

Allocated Fee Rate: The fee (not including the fee with respect to Master Servicing functions) included in the following table, broken out by such specified delinquency buckets and PLS vs. FHA/VA (the latter to be referred to as “Loan Type”).

Status	Allocated Fee Rate (bps)
	PLS	FHA/VA
Current	[***]	[***]
D30	[***]	[***]
D60	[***]	[***]
D90	[***]	[***]
D120+ or FCLS	[***]	[***]
REOA	[***]	[***]

Material Change: A change in the portfolio of Mortgage Loans and REO Properties serviced by the Seller under this Addendum, (a) resulting from any of the transactions contemplated under Section 7 of the New RMSR Agreement or under Sections 5.4(c), (d) or (e) of this Addendum representing [***]% or greater of the total population serviced under this Addendum, based on outstanding UPB as of the month-end immediately preceding such transactions, or (b) resulting from the termination of any NRZ Subservicing Agreement (other than the termination of the NRM Subservicing Agreement solely in connection with the transfer in whole of the subservicing of the mortgage loans subserviced thereunder to the Shellpoint Subservicing Agreement).  The [***]% threshold, if applicable, shall be assessed on the basis of the cumulative impact of all such transactions beginning on the later of (i) the Effective Date and (ii) the most recent date any Adjusted Fee Rate was established.
Following any Material Change, the Adjusted Fee Rate will be calculated pursuant to the following steps:

•
Step 1: For the total population of Mortgage Loans and REO Properties (calculated based on (a) the UPB and loan count serviced under this Addendum as of the month-end prior to any transaction(s) resulting in the Material Change or (b) the UPB and loan count serviced under this Addendum and any NRZ Subservicing Agreement as of the month-end prior to any termination resulting in the Material Change), convert the Allocated Fee Rate to an annual servicing fee per loan for each relevant delinquency bucket and Loan Type.

o	The formula used for the calculation of the annualized servicing cost per loan, for each delinquency and Loan Type, is as follows:
Annual Servicing Cost Per Loan = (Allocated Fee Rate *(Unpaid Principal Balance in the applicable delinquency bucket and Loan Type / 10000))/# of Loans in the applicable delinquency bucket and Loan Type

•
Step 2: Utilize the Annual Servicing Cost Per Loan for each delinquency and Loan Type resulting from Step 1 and the portfolio of Mortgage Loans and REO Properties remaining subject to this Addendum (“Remaining 2.0 Loans”) to calculate the annual servicing fee.

o	The formula used for the calculation of the Annual Servicing Fee, expressed in dollars, for each delinquency bucket and Loan Type, is as follows:
Annual Servicing Fee = Annual Servicing Cost Per Loan * # of Remaining 2.0 Loans in the applicable delinquency bucket and Loan Type

Exhibit U-1

•
Step 3: Utilizing the sum of the Annual Servicing Fee for each delinquency bucket and Loan Type, convert such amount to a single weighted average Adjusted Fee Rate, expressed in basis points of UPB for the Remaining 2.0 Loans.

o	The formula used for the calculation of the Adjusted Fee Rate is as follows:
Adjusted Fee Rate = (Sum of Annual Servicing Fee for all delinquency buckets and Loan Types for all Remaining 2.0 Loans/ Unpaid Principal Balance for all Remaining 2.0 Loans)*10000

Exhibit U-2

SCHEDULE 1.1

CHANGE OF CONTROL

Holdings agrees that it will apply its reasonable discretion in evaluating a proposed transaction pursuant to which [***] would become the direct or indirect owner(s) of the majority of the stock of the Seller and such discretion (i) shall be limited to determining that the transaction does not expose any Purchaser to increased risk relating to financial or servicing performance, regulatory compliance, operations, portfolio defense or the ability to finance and (ii) shall be exercised in concert with each NRZ O/S Entity under the NRZ Subservicing Agreements, to the extent applicable.

Schedule 1.1-1

SCHEDULE 2.1(e)

BACK-UP SERVICING REPORTS

[***]

Schedule 2.1(e)-1

SCHEDULE 2.8(n)

RAMP-UP ACTIVITIES

CATEGORY	ITEM	DUE DATE
[***]	[***]	[***]

Schedule 2.8(n)-1

SCHEDULE 2.13(e)

ADVANCE DISPUTE RESOLUTION MECHANICS

THIS PAGE AND THE FOLLOWING THREE PAGES OF THIS SCHEDULE HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

[***]

Schedule 2.13(e)-1

SCHEDULE 5.7(a)

OVERSIGHT EXPENSES

1. All out-of-pocket mailing costs to the extent Seller performs the mailings under the related subservicing agreement(s)
2. All out-of-pocket costs associated with the retention of a third party [***]

Schedule 5.7(a)-1

SCHEDULE 7.11

REPRESENTATIONS REGARDING RECEIVABLES

Representations and Warranties:
As of each Receivable Purchase Date (or such other date if set forth below), the Seller hereby represents and warrants to Holdings that the following representations and warranties are true and correct with respect to the related Receivables:

•
Each Receivable is an Eligible Receivable and arising under a Servicing Agreement that is an Eligible Servicing Agreement and has been fully funded by the Seller using its own funds and/or Amounts Held for Future Distribution (to the extent permitted under the related Eligible Servicing Agreement) and/or amounts received by the Seller from Holdings under this Addendum; provided, that notwithstanding the foregoing Seller makes no representation or warranty as to the status of title or any interest of a depositor, an issuer or an indenture trustee under a Servicing Agreement to or in any Receivable.

•	The Seller is entitled to reimbursement for each Receivable made pursuant the related Eligible Servicing Agreement.

•	The Seller has no reason to believe that the related Receivable will not be reimbursed or paid in full.

•	Such Receivable has not been identified by the Seller or reported to the Seller by the related trustee or Investor as having resulted from fraud perpetrated by any Person.

•	Such Receivable is not secured by real property and is not evidenced by an instrument.

•	Such Receivable is not due from the United States of America or any state or from any agency, department or instrumentality of the United States of America or any state thereof.
Definitions:
Whenever used in this Schedule 7.11, the following words and phrases, unless the context requires otherwise, shall have the meanings specified below. Capitalized terms used in this Schedule 7.11 but not otherwise defined shall have the meanings set forth in Article I of the Agreement.
Amounts Held for Future Distribution: To the extent permitted under the Eligible Servicing Agreement, the Seller’s right to remit amounts held for distribution to the related trustee or Investor in a future month on deposit in each Custodial Account, to the related trustee or Investor as part of the Seller’s monthly P&I Advances required under the related Eligible Servicing Agreement.
Eligible Receivable: A Receivable:
(i)    which constitutes a “general intangible” or “payment intangible” within the meaning of Section 9-102(a)(42) (or the corresponding provision in effect in a particular jurisdiction) of the UCC as in effect in all applicable jurisdictions;
(ii)    which is denominated and payable in United States dollars;
(iii)    which arises under and pursuant to the terms of a Eligible Servicing Agreement and, at the time the related Receivable was made or any deferred servicing fee accrued, (A) was determined by the Seller, in good faith to (1) be ultimately recoverable from the proceeds of the related Mortgage Loan, related liquidation proceeds or otherwise from the proceeds of or collections on the related Mortgage Loan and (2) comply with all requirements for reimbursement or payment under, the related Eligible Servicing Agreement and as to which the Seller has complied with all of the requirements for reimbursement under the related Eligible Servicing Agreement and, and (B) was authorized pursuant to the terms of the related Eligible Servicing

Schedule 7.11-1

Agreement; provided, that any mandatory Receivables, including, without limitation, foreclosure litigation expenses or broker price opinion costs permitted or required under the related Servicing Agreement shall not be disqualified under this clause even if not recoverable from collections on or proceeds of the related Mortgage Loan if, and only if, they are recoverable from other collections with respect to the related pool of Mortgage Loans pursuant to the related Servicing Agreement and the Advance Policy and the Seller has determined in good faith to be ultimately recoverable from such funds;
(iv)    with respect to which, as of the related Receivable Purchase Date, the Seller had not (A) taken any action that would materially and adversely impair the right, title and interest of Seller or any assignee of Seller, or (B) failed to take any action that was necessary to avoid materially and adversely impairing the Seller or Seller’s assignee right, title or interest therein;
(v)    the Receivable related to which has been fully funded by the Seller using its own funds and/or Amounts Held for Future Distribution (to the extent permitted under the related Eligible Servicing Agreement);
(vi)    which, if arising under a Servicing Agreement which is not related to a closed-end securitization trust, provides for reimbursement or payment to the Seller in respect of the related Receivable in full at the time the servicing of such Mortgage Loan is transferred out of such Servicing Agreement such that it is no longer subject to such Servicing Agreement; and
(vii)    made in accordance with the terms of the Agreement.
Eligible Servicing Agreement: As of any date of determination, any Servicing Agreement which meets the following criteria:
(i)    pursuant to the terms of such Servicing Agreement:
(A)     under such agreement, the Seller is permitted to reimburse itself for the related
Receivable out of late collections of the amounts advanced, including from insurance proceeds and liquidation proceeds from the Mortgage Loan with respect to which such Receivable was made, prior to any holders of any notes, certificates or other securities backed by the related mortgage loan pool or any other owner of or investor in the Mortgage Loan, and prior to payment of any party subrogated to the rights of the holders of such securities (such as a reimbursement right of a credit enhancer) or any hedge or derivative termination fees, or to any related Mortgage Pool or any related trustee, custodian, hedge counterparty or credit enhancer; provided, that reimbursement of any Receivable with respect to a second lien Mortgage Loan shall be subject to any first lien on the related Mortgaged Property or REO Property, as applicable, under which such
Receivable arises;

(B)    under such agreement, if the Seller determines that a Receivable will not be recoverable out of late collections of the amounts advanced or out of insurance proceeds or liquidation proceeds from the Mortgage Loan with respect to which the Receivable was made, the
Seller has the right to reimburse or pay itself for such Receivable out of any funds (other than prepayment charges) in the Custodial Account or out of general collections received by the Seller with respect to any Mortgage Loans serviced under the same Eligible Servicing Agreement, prior to any payment to any holders of any notes, certificates or other securities backed by the related mortgage loan pool or any other owner of or investor in the Mortgage Loan, and prior to payment of any party subrogated to the rights of the holders of such securities (such as a reimbursement right of a credit enhancer) or any hedge or derivative termination fees, or to the related Mortgage
Pool or any related trustee, custodian or credit enhancer (a “General Collections Backstop”), except that this clause (i)(B) shall not apply to Loan-Level Receivable;

Schedule 7.11-2

(ii)    all Receivables arising under such Servicing Agreement are free and clear of any adverse claim in favor of any Person (other than Holdings);
(iii)    the Eligible Servicing Agreement is in full force and effect;
(iv)    the Servicing Agreement arises under and is governed by the laws of the United States or a State within the United States; and
(v)    The Seller has not voluntarily elected to change the reimbursement mechanics of Receivables under such Servicing Agreement from a pool-level reimbursement mechanic or payment mechanic to a loan-level reimbursement mechanic or payment mechanic or from a loan-level reimbursement mechanic or payment mechanic to a pool-level reimbursement mechanic or payment mechanic without consent of Holdings.
Loan-Level Receivable: An Receivable that arises under a Eligible Servicing Agreement that does not provide that the related Receivable is reimbursable from general collections and proceeds of the entire related mortgage pool if such Receivable is determined to be a Nonrecoverable Receivable.
Nonrecoverable Receivable: An Receivable that is determined to be “non-recoverable” from late collections or liquidation or other proceeds of the Mortgage Loan in respect of which such Receivable was made.
Receivable: Any P&I Advance or Servicing Advance.
Receivable Purchase Date: Each date from which Holdings paid the Seller for any Receivable, in each case, pursuant to the terms of this Addendum.

Schedule 7.11-3

SCHEDULE 8.1

SERVICING AGREEMENTS
WITH FOR CONVENIENCE TERMINATION

Inv #	Deal Name
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Schedule 8.1-1

EXHIBIT 1

Group Selection Procedures

Unless otherwise agreed in writing between Seller and Holdings, each “Group” shall be determined as follows:

•
On each Designation Date, Holdings shall designate a “Group” which shall consist of all of the Subject Servicing Agreements for which the New Consent Non-Delivery Determination Date occurred on or after the most recent Designation Date (or, in the case of the initial Designation Date, on or after the Cut-Off Date) and prior to such Designation Date.

•	On the Outside Date, Holdings shall designate additional Groups in accordance with the following procedures:

o
The number of Groups designated on such date will be equal to the quotient (rounded up to the next whole number) of (i) the Grouping UPB (as defined below) divided by (ii) $15.0 billion. For example, if the Grouping UPB is $33.0 billion, there will be three (3) Groups.

o	Holdings will then determine the Subject Servicing Agreements allocated to each Group based on the related Delinquency Rates (as defined below) for such Subject Servicing Agreements such that:

▪
the amount of the Grouping UPB allocated to any particular Group is substantially the same (it being understood that each such allocated amount of the Grouping UPB may vary by Groups by up to 10%); and

▪
the Subject Servicing Agreements allocated to any particular Group are allocated based on the related Delinquency Rates of such Subject Servicing Agreements. By way of example, if there are three Groups, (i) the Subject Servicing Agreements (by Grouping UPB) with the lowest Delinquency Rates will be allocated to one Group, (ii) the Subject Servicing Agreements (by Grouping UPB) with the middle Delinquency Rates will be allocated to one Group and (iii) the Subject Servicing Agreements (by Grouping UPB) with the highest Delinquency Rates will be allocate to one Group.

For purposes hereof, the following terms shall have the following meanings:

“Delinquency Rate” means, for any Subject Servicing Agreement, the percentage (based on interest bearing principal balances) of Primary Mortgage Loans that are Delinquent as of the last day of the month immediately preceding the Outside Date.

“Delinquent” means for any Mortgage Loan, any monthly payment due thereon is not made by the close of business on the day such monthly payment is required to be paid and remains unpaid for more than 30 days.

“Grouping UPB” means, for all Subject Servicing Agreements in respect of which the New Consent Non-Delivery Determination Date occurs on the Outside Date or otherwise on or after the Designation Date occurring in February 2019, the aggregate unpaid interest bearing principal balance of the Primary Mortgage Loans under such Subject Servicing Agreements as of the close of business on the last day of the month immediately preceding the Outside Date.

EXHIBIT 2A

Form of RMSR Transfer Agreement

RMSR Transfer Agreement

[date]

Reference is made to that certain New RMSR Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “New RMSR Agreement”) dated as of January 18, 2018 by and among Ocwen Loan Servicing, LLC, as seller (“Ocwen”), HLSS Holdings, LLC, as a purchaser (“Holdings”), HLSS MSR – EBO Acquisition LLC, as a purchaser (“MSR – EBO”) and New Residential Mortgage LLC. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the New RMSR Agreement.

Section 1.    Sale of Rights to MSRs and Transferred Receivables Assets.

1.1    Pursuant to Section 7.3 of the New RMSR Agreement, Holdings and MSR – EBO wish to transfer the Rights to MSRs and Transferred Receivables Assets in respect of the Subject Servicing Agreements set forth on Schedule 1 hereto (such Subject Servicing Agreements, the “Specified Servicing Agreements”), to Ocwen so that such Rights to MSRs and Transferred Receivables Assets can be immediately sold to a third party, [___] (the “Third Party Purchaser”), with the proceeds of such sale (the “Third Party Sale”) to be paid to Holdings and MSR – EBO, as appropriate.

1.2    [***]

1.3    [***]

1.4    [***]

1.5    [***]

Section 2.    Representations and Warranties of Holdings and MSR – EBO. Each of Holdings and MSR – EBO hereby represents and warrants to Ocwen as follows as of the date hereof:

2.1    It is duly organized and validly existing under the laws of the State of Delaware and has all requisite power and authority to execute, deliver and perform this RMSR Transfer Agreement (this “Agreement”) and to consummate the transactions herein contemplated.

2.2    The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated, have been duly authorized by it and this Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law).

2.3    The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby do not and will not conflict with the provisions of its governing instruments and will not violate any provisions of applicable law or regulation or any order of any court or regulatory body and will not result in the breach of, or constitute a default, or require any consent, under any material agreement, instrument or document to which it is a party or by which it or any of its property may be bound or affected.

2.4    [***]

2.5    Each of Holdings and MSR – EBO has complied in all material respects with all applicable anti-money laundering Laws (the “Anti-Money Laundering Laws”), and has established an anti-money laundering compliance program as required by the Anti-Money Laundering Laws.
Section 3.    [***]
Section 4.    [***]
Section 5.    Miscellaneous.
5.1    Limited Effect. Except as expressly set forth above or in the attachments hereto, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, claim, cause of action, power or remedy of any party hereto, whether arising before or after the date of this Agreement, or constitute a waiver of any provision of any other agreement.
5.2    Further Assurances. Each party hereto shall execute and deliver in a reasonable timeframe such reasonable and appropriate additional documents, instruments or agreements, including without limitation documents in connection with the SAF related to any Specified Servicing Agreement, and take such reasonable actions as may be necessary or appropriate to effectuate the purposes of this Sale Agreement at the request of any other party.
5.3    Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but the same instrument. Any signature page to this Agreement containing a manual signature may be delivered by facsimile transmission or other electronic communication device capable of transmitting or creating a printable written record, and when so delivered shall have the effect of delivery of an original manually signed signature page.
5.4    GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
5.5    SUBMISSION TO JURISDICTION. EACH OF THE PARTIES HERETO IRREVOCABLY (I) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY MATTERS CONTEMPLATED HEREBY; (II) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THE DEFENSE OF AN INCONVENIENT FORUM IN ANY ACTION OR PROCEEDING IN ANY SUCH COURT; (III) CONSENTS TO SERVICE OF PROCESS UPON IT BY MAILING A COPY THEREOF BY CERTIFIED MAIL ADDRESSED TO IT AS PROVIDED FOR NOTICES HEREUNDER OR BY ANY OTHER MANNER IN ACCORDANCE WITH LAW; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.
5.6    WAIVER OF TRIAL BY JURY. EACH PARTY HERETO IRREVOCABLY AND ABSOLUTELY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW THE RIGHT TO A TRIAL BY JURY IN ANY DISPUTE IN CONNECTION WITH, ARISING UNDER OR RELATING TO THIS AGREEMENT OR ANY MATTERS CONTEMPLATED HEREBY, AND AGREES TO TAKE ANY AND ALL ACTION NECESSARY OR APPROPRIATE TO EFFECT SUCH WAIVER.
5.7    Exhibits and Schedules. The exhibits and schedules to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

5.8    No Offset. No party shall have any right to offset against any amount payable hereunder or other agreement to another party, or otherwise reduce any amount payable hereunder as a result of, any amount owing by another party or any of its Affiliates to such party or any of its Affiliates.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.
HLSS HOLDINGS, LLC

By: __________________________
Name:
Title:
HLSS MSR – EBO ACQUISITION LLC

By: New Residential Investment Corp., its sole member

By: __________________________
Name:
Title:
[NRZ ADVANCE RECEIVABLES TRUST 2015-ON1]
[NRZ SERVICER ADVANCE RECEIVABLES TRUST (ON) JPMC]
By: [HLSS Holdings, LLC, its administrator]
By: __________________________
Name:
Title:]
Acknowledged and agreed to as of
the date first above written.

OCWEN LOAN SERVICING, LLC

By: __________________________
Name:
Title:

Schedule 1 to RMSR Transfer Agreement

Specified Servicing Agreements

[to be attached]

Schedule 2 to RMSR Transfer Agreement

Wire Transfer Instructions

[to be attached]

Exhibit 2B

Form of Sale Agreement

Sale Agreement

[date]

Reference is made to that certain New RMSR Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “New RMSR Agreement”) dated as of January 18, 2018 by and among Ocwen Loan Servicing, LLC, as seller (“Ocwen”), HLSS Holdings, LLC, as a purchaser (“Holdings”), HLSS MSR – EBO Acquisition LLC, as a purchaser (“MSR – EBO”) and New Residential Mortgage LLC. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the New RMSR Agreement.

Section 1.    Ocwen Purchase of Rights to MSRs and Transferred Receivables Assets.

1.1    Pursuant to Section [7.2] [7.3(b)] of the New RMSR Agreement, Ocwen wishes to purchase the Rights to MSRs and Transferred Receivables Assets in respect of the Subject Servicing Agreements set forth on Schedule 1 hereto (such Subject Servicing Agreements, the “Specified Servicing Agreements”).

1.2    [***]

1.3    [***]

1.4    [***]

Section 2.    Representations and Warranties of Holdings and MSR – EBO. Each of Holdings and MSR – EBO hereby represents and warrants to Ocwen as follows as of the date hereof:

2.1    It is duly organized and validly existing under the laws of the State of Delaware and has all requisite power and authority to execute, deliver and perform this Sale Agreement (this “Agreement”) and to consummate the transactions herein contemplated.

2.2    The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated, have been duly authorized by it and this Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law).

2.3    The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby do not and will not conflict with the provisions of its governing instruments and will not violate any provisions of applicable law or regulation or any order of any court or regulatory body and will not result in the breach of, or constitute a default, or require any consent, under any material agreement, instrument or document to which it is a party or by which it or any of its property may be bound or affected.

2.4    [***]
2.5    Each of Holdings and MSR – EBO has complied in all material respects with all applicable anti-money laundering Laws (the “Anti-Money Laundering Laws”), and has established an anti-money laundering compliance program as required by the Anti-Money Laundering Laws.

Section 3.    [***]
Section 4.    [***]

Section 5.    Miscellaneous.
5.1    Limited Effect. Except as expressly set forth above or in the attachments hereto, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, claim, cause of action, power or remedy of any party hereto, whether arising before or after the date of this Agreement, or constitute a waiver of any provision of any other agreement.
5.2    Further Assurances. Each party hereto shall execute and deliver in a reasonable timeframe such reasonable and appropriate additional documents, instruments or agreements, including without limitation documents in connection with the SAF related to any Specified Servicing Agreement, and take such reasonable actions as may be necessary or appropriate to effectuate the purposes of this Sale Agreement at the request of any other party.
5.3    Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but the same instrument. Any signature page to this Agreement containing a manual signature may be delivered by facsimile transmission or other electronic communication device capable of transmitting or creating a printable written record, and when so delivered shall have the effect of delivery of an original manually signed signature page.
5.4    GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
5.5    SUBMISSION TO JURISDICTION. EACH OF THE PARTIES HERETO IRREVOCABLY (I) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY MATTERS CONTEMPLATED HEREBY; (II) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THE DEFENSE OF AN INCONVENIENT FORUM IN ANY ACTION OR PROCEEDING IN ANY SUCH COURT; (III) CONSENTS TO SERVICE OF PROCESS UPON IT BY MAILING A COPY THEREOF BY CERTIFIED MAIL ADDRESSED TO IT AS PROVIDED FOR NOTICES HEREUNDER OR BY ANY OTHER MANNER IN ACCORDANCE WITH LAW; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.
5.6    WAIVER OF TRIAL BY JURY. EACH PARTY HERETO IRREVOCABLY AND ABSOLUTELY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW THE RIGHT TO A TRIAL BY JURY IN ANY DISPUTE IN CONNECTION WITH, ARISING UNDER OR RELATING TO THIS AGREEMENT OR ANY MATTERS CONTEMPLATED HEREBY, AND AGREES TO TAKE ANY AND ALL ACTION NECESSARY OR APPROPRIATE TO EFFECT SUCH WAIVER.
5.7    Exhibits and Schedules. The exhibits and schedules to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.
5.8    No Offset. No party shall have any right to offset against any amount payable hereunder or other agreement to another party, or otherwise reduce any amount payable hereunder as a result of, any amount owing by another party or any of its Affiliates to such party or any of its Affiliates.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.
HLSS HOLDINGS, LLC

By: __________________________
Name:
Title:
HLSS MSR – EBO ACQUISITION LLC

By: New Residential Investment Corp., its sole member

By: __________________________
Name:
Title:
[NRZ ADVANCE RECEIVABLES TRUST 2015-ON1]
[NRZ SERVICER ADVANCE RECEIVABLES TRUST (ON) JPMC]
By: [HLSS Holdings, LLC, its administrator]
By: __________________________
Name:
Title:]
Acknowledged and agreed to as of
the date first above written.

OCWEN LOAN SERVICING, LLC

By: __________________________
Name:
Title:

Schedule 1 to Sale Agreement

Specified Servicing Agreements

[to be attached]

Schedule 2 to Sale Agreement

Wire Transfer Instructions

[to be attached]

EXHIBIT 3
Third Party Purchase Agreement Documentation Principles
The Third Party Purchase Agreement will be prepared in accordance with the following documentation principles:
THE REMAINDER OF THIS PAGE AND THE FOLLOWING PAGE OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

[***]

Attachment 1 to Exhibit 34
THE REMAINDER OF THIS PAGE AND THE FOLLOWING THREE PAGES OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

[***]

4Section references to be updated for the definitive form agreement.

Attachment 2 to Exhibit 3

[ATTACHED]

MORTGAGE SERVICING RIGHTS PURCHASE AND SALE AGREEMENT
by and between
OCWEN LOAN SERVICING, LLC,
as Seller
and
[     ],
as Purchaser

Dated as of [     ], 20[ ]

MSR PURCHASE AND SALE TRANSACTION

[***]11

i

[***]13

[***]15

ii

8.10.Counterparts; Facsimile.....................................................................................................19
8.11.Entire Agreement...............................................................................................................19
8.12.Interpretation......................................................................................................................19

LIST OF EXHIBITS
Exhibit A-1:    [RESERVED]
Exhibit A-2:    [RESERVED]
Exhibit B:    [RESERVED]
Exhibit C:    Data Fields for the Mortgage Loan Schedule
Exhibit D:    Servicing Transfer Instructions
Exhibit E:    Form of Transfer Confirmation
Exhibit F:    Litigation Protocol
Exhibit G:    Form of Power of Attorney
Exhibit H:    Form of Assignment and Assumption Agreement
Exhibit I:    Form of HAMP/HAFA Assignment and Assumption Agreement
Schedules

Preliminary Mortgage Loan Schedule

Schedule 3.4(a):    Litigation

iii

MORTGAGE SERVICING RIGHTS PURCHASE AND SALE AGREEMENT
THIS MORTGAGE SERVICING RIGHTS PURCHASE AND SALE AGREEMENT, dated as of [         ], 20[ ] (this "Agreement"), is executed within the United States Virgin Islands by and between Ocwen Loan Servicing, LLC, a Delaware limited liability company (the "Seller") and a wholly-owned subsidiary of Ocwen Mortgage Servicing, Inc., and [     ], a [     ] (the "Purchaser"). Seller and Purchaser are referred to collectively herein as the "Parties" and each individually as a "Party."
Background
WHEREAS, Seller presently services certain mortgage loans, each secured by a first or second lien on residential real property, as more particularly described on the Mortgage Loan Schedule (as defined herein);
WHEREAS, Ocwen Mortgage Servicing, Inc., the parent corporation of Seller, (i) has reviewed, analyzed, and approved this transaction, (ii) has authorized and caused Seller to enter into this Agreement, and (iii) has not delegated any authority to any person outside the United States Virgin Islands to agree to terms on its behalf; and
WHEREAS, Seller and Purchaser desire to set forth the terms and conditions pursuant to which Seller will sell, transfer and assign to Purchaser all of Seller's right, title and interest in and to the Servicing Rights (as defined herein), and Purchaser will purchase and assume all right, title and interest in and to the Servicing Rights.
Terms
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Parties hereby agree as follows:

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ARTICLE I.
DEFINITIONS

1.1.	Definitions.
(a)    Certain Definitions. As used in this Agreement, the following terms shall have the following meanings:
"Action" means any action, suit, litigation, arbitration, inquiry, proceeding or investigation by or before any Governmental Authority.
"Affiliate" shall have the meaning given to such term in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended from time to time.
"Agreement" shall have the meaning given thereto in the preamble hereto, as this Agreement may be amended or modified from time to time in accordance with the provisions hereof.
"Ancillary Fees" means all fees and income derived from and related to the Mortgage Loans, excluding Servicing Fees attributable to the Mortgage Loans, but including late charges, prepayment penalties, incentive fees payable under HAMP, fees received with respect to checks or bank drafts returned by the related bank for non-sufficient funds, assumption fees, optional insurance administrative fees, income on escrow accounts and custodial accounts or other receipts on or with respect to such Mortgage Loans, and all other incidental fees, income and charges collected from or assessed against the Mortgagor, other than those charges payable to the applicable Investor under the terms of the applicable Servicing Agreements or as otherwise agreed by the Parties.
"Applicable Law" means, as of the time of a particular action, omission or event, any Law or Order applicable to the Mortgage Loans, the Servicing Rights or the Contemplated Transactions.
"Applicable Servicing Requirements" means, as applicable, as of the time of a particular action, omission or event (i) all contractual obligations relating to the Servicing of the Mortgage Loans, including those contractual obligations contained in the applicable Servicing Agreements or in the Mortgage Loan Documents; and (ii) all Applicable Laws applicable to the Servicing of the related Mortgage Loans, including any Order with any Regulator.
"Assignment of Mortgage Instrument" means an assignment of Mortgage Instrument, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction where the related Mortgaged Property is located to reflect the transfer of the Mortgage Instrument to the party indicated therein or if the related Mortgage Instrument has been recorded or previously assigned in the name of MERS or its designee, such actions as are necessary to cause the designee to be shown as the owner of the related Mortgage Instrument on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.
"Assumption Agreement" means the agreement pursuant to which the Purchaser shall assume the Seller's rights and obligations under the applicable Servicing Agreement.
"Business Day" means any day other than (i) a Saturday or Sunday, or (ii) a day on which banking institutions located in the states in which the Parties do business generally are required or authorized by law or executive order to close.
"Closing" means the consummation of the applicable Contemplated Transactions on the Sale Date, at such time on the Sale Date as is mutually agreed to by the Parties.
"Collateral Files" means, with respect to each Mortgage Loan, that file containing the Mortgage Loan Documents or, as permitted by Applicable Servicing Requirements, copies thereof, that are required by the applicable Investor pursuant to Applicable Servicing Requirements to be held by the Custodian.
"Contemplated Transactions" means the transactions contemplated by this Agreement.

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"Custodial Accounts" means the accounts in which Custodial Funds are to be deposited and maintained by Servicer.
"Custodial Funds" means all funds held by Servicer with respect to the related Mortgage Loans, including all principal and interest funds, and any other funds due the Investor, maintained by Servicer relating to the Mortgage Loans.
"Custodian" means the party, or its successors or assigns, responsible for the safekeeping and tracking of the Collateral File.
"Effective Date" means the date on which this Agreement is executed by both Parties.
"Encumbrances" means any claims, liens, encumbrances, pledges, easements, servitudes, mortgages, deeds of trust, security interests, options, charges or similar rights of any kind whatsoever.
"Escrow Accounts" means the accounts in which Escrow Funds are to be deposited and maintained by the Servicer.
"Escrow Funds" means funds held by Servicer or on Servicer's behalf with respect to the related Mortgage Loans for the payment of taxes, assessments, insurance premiums, ground rents, funds from hazard insurance loss drafts, other mortgage escrow and impound items and similar charges (including interest accrued thereon for the benefit of the Mortgagors under the Mortgage Loans, if applicable).
"Escrow Payment" means the portion of a Mortgage Loan Payment in connection with a Mortgage Loan that relates to funds for the payment of taxes, assessments, insurance premiums and other customary mortgage escrow amounts required under the Mortgage Loan Documents.
"Fannie Mae" means the Federal National Mortgage Association (FNMA), or any successor thereto.
"GAAP" means generally accepted accounting principles in the United States.
"Governmental Authority" means any federal, state or local governmental authority, agency, commission or court, including any Regulator.
"HAFA" means the Home Affordable Foreclosure Alternatives Program, including all Supplemental Directives, in effect as of the Transfer Date, pursuant to regulations promulgated by the U.S. Department of the Treasury.
"HAMP" means the Home Affordable Modification Program, including all Supplemental Directives (including the Principal Reduction Alternatives described in Supplemental Directive 10-05, et. seq. "PRA"), in effect as of the Sale Date, pursuant to regulations promulgated by the U.S. Department of Treasury.
"Insurer" or "Insurers" means any private insurer of Mortgage Insurance and any insurer under any standard hazard insurance policy, any federal flood insurance policy, any title insurance policy or alternative title product, any earthquake insurance policy, or any other insurance policy applicable to a Mortgage Loan, Mortgaged Property or Pool, and any successor thereto.
"Investor" means any private investor, trust or other Person who owns or holds Mortgage Loans or any interest therein (including any trustee on behalf of any holders of any related mortgage backed securities, and not the holders of such related mortgage backed securities) serviced by Seller pursuant to any Servicing Agreement, provided, that if Seller only owes Servicing obligations to a Person other than the owner or holder of a Mortgage Loan or any interest therein (including any trustee on behalf of any holders of any related mortgage backed securities) under a Servicing Agreement, such other Person shall be deemed to be the Investor for the purposes of this Agreement.
"Law" means any federal, state, local, municipal, or other constitution, law, rule, standard, requirement, administrative ruling, order, ordinance, principle of common law, legal doctrine, code, regulation, or statute relating to the making, servicing, purchasing, selling, or holding, or securitizing residential mortgage loans, including, for the

3

avoidance of doubt, (i) the Real Estate Settlement Procedures Act, the federal Truth in Lending Act, the Equal Credit Opportunity Act, the Fair Housing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Home Mortgage Disclosure Act, the Federal Trade Commission Act, the Gramm-Leach-Bliley Act and all applicable state laws similar to or related to the foregoing, (ii) laws covering predatory lending, fair housing and unfair and deceptive practices and (iii) state adaptations of the Uniform Commercial Code and the Uniform Consumer Credit Code.
"Losses" means any and all actual and direct out-of-pocket losses, costs, deficiencies, claims, damages or expenses, including reasonable attorneys' fees and disbursements in respect of any obligation to indemnify any Person pursuant to the terms of this Agreement; provided, however, that Losses shall not include (i) any consequential, punitive, indirect or special losses or damages, other than such damages or losses paid to a third party or imposed under legal authority on an Indemnified Party by a third party, including any Regulator or (ii) amounts attributable to or arising from overhead allocations, general or administrative costs and expenses, or any cost for the time of either Party's employees.
"MERS" means the Mortgage Electronic Registration System that enables MERS members to track servicing and beneficial rights ownership without the need for the execution, delivery and recordation of an Assignment of Mortgage Instrument with respect to a Mortgage Loan from the existing Servicer to the new Servicer when the servicing with respect to the Mortgage Loan is transferred.
"MOM Loan" means a Mortgage Loan with respect to which the granting clause of the uniform security instrument has been modified according to applicable Investor requirements so that the Mortgagor grants the mortgage to MERS rather than to the original lender and which, when recorded, reflects MERS as the original mortgagee.
"Mortgage Instrument" means any deed of trust, security deed, mortgage, security agreement or any other instrument which constitutes a lien or encumbrance on real estate securing payment by a Mortgagor of a Mortgage Note.
"Mortgage Insurance" means the default insurance provided by private mortgage insurance companies on certain Mortgage Loans, whether lender-paid or borrower-paid.
"Mortgage Loan" means the one- to four-family residential mortgage loans or REO identified on the Mortgage Loan Schedule with respect to which, prior to the Sale Date, Seller is the owner of the Servicing Rights and which are the subject of this Agreement.
"Mortgage Loan Documents" means, with respect to any Mortgage Loan, the original Mortgage Loan related documents held by the Custodian, including, if applicable, the Mortgage Note; Mortgage Instrument; Assignments of the Mortgage Instrument, if any; title insurance policy or alternative title product; power of attorney; assumption, modification or consolidation agreements, if any, in each case if and to the extent required by Applicable Servicing Requirements.
"Mortgage Loan Payment" means, with respect to any Mortgage Loan, the amount of each monthly installment of principal and interest and/or escrow or other payment, as applicable, on such Mortgage Loan, whether required or permitted to be paid by the Mortgagor in accordance with the terms of the Mortgage Loan Documents.
["Mortgage Loan Schedule" means the schedule of the Mortgage Loans setting forth the information with respect to each Mortgage Loan identified in Exhibit C, which information may be updated and amended pursuant to Section 2.4 hereof or as otherwise agreed by the Parties, and which will be delivered in electronic form.]5
"Mortgage Note" means the original or a certified true and correct copy of the promissory note executed by a Mortgagor, or lost note affidavit, as applicable, secured by a Mortgage Instrument and evidencing the indebtedness of the Mortgagor under a Mortgage Loan.

5    To be updated based on type of servicing rights being sold.

4

"Mortgaged Property" means the property that secures a Mortgage Note and that is subject to a Mortgage Instrument.
"Mortgagor" means any obligor under a Mortgage Note or a Mortgage Instrument.
"Order" means any order, injunction, judgment, decree, ruling, writ, assessment, agreement, or arbitration award of a Governmental Authority.
"Origination Source": Any Person who, in connection with the origination of a Mortgage Loan or the program under which such Mortgage Loan was originated, retained the right to consent to the subsequent transfer of servicing of such Mortgage Loan and/or sale of the related Servicing Rights.
"Origination Source Consent": The written consent of an Origination Source.
"Party" or "Parties" means Seller and Purchaser.
"Permit" means any license, permit, order, consent, registration, authorization qualification, certificate or filing with any Governmental Authority or pursuant to any Law or Servicing Agreement.
"Person" means an individual, a corporation, a partnership, a limited liability company, a joint venture, a trust, an unincorporated association or organization, or a government body, agency or instrumentality.
"Pool" means one or more Mortgage Loans that have been aggregated pursuant to the requirements of the applicable Investor, and have been pledged or sold to secure or support payments on specific securities or participation certificates or whole loan pools.
"Preliminary Cut-Off Date" means, with respect to the Servicing Rights, the close of business on the fifth (5th) Business Day prior to the Sale Date.
"Purchase Price" means, [     ]
"Purchaser Material Adverse Effect" means any event that has had, or would be reasonably expected to have, a material and adverse effect upon the ability of Purchaser to consummate the Contemplated Transactions or perform its obligations under this Agreement or any of the Transfer Confirmations.
"Regulator" means the Consumer Financial Protection Bureau, or any successor thereto or other Governmental Authority having jurisdiction over Seller or Purchaser.
"REO" means any residential real property owned by Seller, any of its Affiliates or an Investor (whether for its own account or on behalf of an Investor), as a result of an actual completion of foreclosure proceedings or other acquisition of title with respect to a Mortgage Loan.
"Representatives" means each of the respective attorneys, accountants, officers, employees and other authorized agents, advisors and representatives of Purchaser or Seller.
"Required Consent": With respect to each Mortgage Loan and the related Servicing Rights, each and every consent, approval, notice, confirmation, agreement or other documentation required by the applicable Servicing Agreement and Applicable Servicing Requirements in order to sell, assign and transfer the Servicing Rights to the Purchaser in accordance with this Agreement, including, without limitation, as applicable, Investor consent, Insurer consent, Origination Source Consent, trustee consent, master servicer consent and rating agency confirmation.
"Sale" means a sale of Servicing Rights on the Sale Date, as provided in this Agreement.
"Sale Date" means [     ], 20[ ] or a date that is mutually agreed to in writing by Seller and Purchaser, in each case assuming that all conditions precedent to Closing have been satisfied in accordance with Article IV.
"Seller Material Adverse Effect" [***]

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"Servicer" means, with respect to any Mortgage Loan, a party contractually obligated to service the Mortgage Loan in accordance with the applicable Servicing Agreement.
"Servicing" means the responsibilities with respect to servicing the Mortgage Loans under the Applicable Servicing Requirements.
"Servicing Agreements" With respect to any Mortgage Loan, all of the contracts (including, without limitation, any pooling agreement, servicing agreement, custodial agreement or other agreement or arrangement) establishing and relating to the rights and obligations of the Servicer, whether as master servicer, servicer, sub-servicer or other similar role, as applicable.
"Servicing Fees" means all compensation payable to Seller under the applicable Servicing Agreements, including each servicing fee payable based on a percentage of the outstanding principal balance of the Mortgage Loans and any payments received in respect of the foregoing and proceeds thereof but excluding any servicing fees payable on monthly payments that were due in any month prior to the Transfer Date, that remain unpaid or collected following such Transfer Date, excluding any other servicing compensation, such as Ancillary Fees and investment income.
"Servicing File" means, with respect to each Mortgage Loan, the physical and electronic files and records maintained by the Seller in connection with its servicing of such Mortgage Loan, including, without limitation, Mortgage Loan Documents, payment histories and Mortgagor communications, in each case to the extent applicable.
"Servicing Rights" means any and all of the following: (i) the rights and obligations to service, administer, collect payments for the reduction of principal and application of interest thereon, collect payments on account of taxes and insurance, pay taxes and insurance, remit collected payments, provide foreclosure services, provide full escrow administration, (ii) any other obligations required by any Investor or Insurer in, of, for or in connection with such Mortgage Loan pursuant to the applicable Servicing Agreement, (iii) the right of the applicable Servicer to possess any and all documents, files, records, mortgage file, servicing documents, servicing records, data tapes, computer records, or other information pertaining to such Mortgage Loan or pertaining to the past, present or prospective servicing of such Mortgage Loan, (iv) the right to receive the Servicing Fees and any Ancillary Fees arising from or connected to such Mortgage Loan and the benefits derived from and obligations related to any accounts arising from or connected to such Mortgage Loan and (v) all rights, powers and privileges incident to any of the foregoing, subject, in each case, to any rights, powers and prerogatives retained or reserved by the Investors.
"Servicing Transfer Instructions" means the instructions detailing the procedures pursuant to which Seller shall cause the transfer of servicing of the Mortgage Loans to Purchaser attached hereto as Exhibit D.
[***]
"Termination Date" means [DATE], unless a different date is mutually agreed upon by the Parties in writing.
"Transaction Documents" means this Agreement and the Transfer Confirmations (including, in each case, any and all exhibits, schedules and attachments to any such documents and any other documents executed or delivered in connection therewith).
"Transfer Confirmation" means a document, substantially in the form of Exhibit E hereto, executed by Seller and Purchaser, which confirms the sale, transfer and assignment of the Servicing Rights to Purchaser for Servicing on the Transfer Date.
"Transfer Date" means [     ], 20[ ]; provided that the applicable Required Consents, and the other conditions to the transfer of the Servicing Rights have been obtained, satisfied or waived. The Sale Date and the Transfer Date will be the same date.
ARTICLE II.
PURCHASE AND SALE OF THE PURCHASED ASSETS; CLOSING

2.1.	Purchase and Sale.

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(a)    In exchange for the Purchase Price, Seller agrees to sell to Purchaser, and Purchaser agrees to purchase from Seller, the Servicing Rights relating to the Mortgage Loans and Pools identified on the Mortgage Loan Schedule. Upon the terms and subject to the conditions of this Agreement, and subject to the Applicable Servicing Requirements, Seller shall, on the Sale Date, sell and assign to Purchaser, and Purchaser shall purchase and assume from Seller, all right, title, interest and obligation of Seller in and to the Servicing Rights to the Mortgage Loans identified on the Mortgage Loan Schedule as being sold on that date (the "Purchased Assets").
(b)    Prior to the Sale Date or the Transfer Date, as applicable, Purchaser and Seller shall execute (or cause to be executed) and deliver the documents required by the Investor in connection with the transfer of the related Servicing Rights hereunder, in form and substance reasonably satisfactory to Purchaser and Seller, and shall execute and deliver such other instruments or documents as Purchaser and Seller shall reasonably determine are necessary to evidence the transactions contemplated hereby.

2.2.	Sale Date and Transfer Date.
(a)    Subject to the terms and conditions of this Agreement, including the receipt of the Required Consents, on the Sale Date, all legal, beneficial and equitable ownership of and to the applicable Purchased Assets shall be sold, assigned, transferred, conveyed and delivered by Seller to Purchaser, and Purchaser shall purchase from Seller, all legal, beneficial and equitable ownership of and to such Purchased Assets, free and clear of all liens.
(b)    Notwithstanding any provision in this Agreement to the contrary, all rights, title (including any document of title), interest, beneficial ownership, and risk of loss in the Servicing Rights that are sold, transferred, assigned, set over, and conveyed to Purchaser on the Sale Date shall pass by Seller to Purchaser in the United States Virgin Islands upon the Sale Date, subject to the terms and conditions of this Agreement.
(c)    On the Transfer Date, (x) Seller shall cease to be the servicer, under the related Servicing Agreement in respect of the Mortgage Loans and (y) the physical transfer of Servicing Rights to Purchaser shall occur on the books and records of the Investor.

2.3.	Closing Obligations.
(a)    Deliveries of Seller.
(i)    No later than the close of business on the Business Day prior to the Sale Date, Seller shall deliver to Purchaser the Required Consents.
(ii)    No later than two (2) Business Days prior to the Sale Date, Seller shall deliver to Purchaser payment instructions indicating the bank account or accounts to which Purchaser should pay, by wire transfer of immediately available funds, the Purchase Price relating to the Servicing Rights.
(iii)    On the Sale Date, Seller shall deliver to Purchaser, or shall cause to be delivered to Purchaser, (A) a duly executed Assignment and Assumption Agreement in the form attached hereto as Exhibit H; and (B) any and all other agreements, certificates, instruments and documents otherwise required of Seller under this Agreement or as may reasonably be requested by Purchaser.
(b)    Deliveries of Purchaser. On the Sale Date, Purchaser shall deliver to Seller (A) a duly executed Assignment and Assumption Agreement in the form attached hereto as Exhibit H; and (B) the Purchase Price in accordance with Section 2.6(a).
(c)    Assumed Obligations. Subject to the terms and conditions of this Agreement, including Seller's indemnification obligations in Article VII, on the Sale Date, Purchaser shall assume and shall agree to pay, perform and discharge all of the obligations, covenants, and agreements of as Servicer under the Servicing Agreements assigned on the Sale Date, solely to the extent arising on or after the Sale Date, and not relating to an act or omission

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of Servicer or any other Person prior to the Sale Date (collectively, the "Assumed Liabilities"). For the avoidance of doubt, Seller and Purchaser agree that Purchaser is not assuming any agreements other than the Servicing Agreements and related loss mitigation agreements referenced in Section 5.9.

2.4.	Sale Date Data Tapes.
No later than three (3) Business Days before the Sale Date, Seller shall provide Purchaser with a preliminary tape(s) containing the information reasonably required hereunder to purchase the Servicing Rights to be transferred on the Sale Date. Without limiting the foregoing, the data tape or tapes delivered in connection with the Sale Date shall contain the information specified on the Mortgage Loan Schedule as of the Preliminary Cut-Off Date.

2.5.	[RESERVED].

2.6.	Payment of Purchase Price.
(a)    In full consideration for the sale of the Servicing Rights, and subject to Article VI hereof, on the Sale Date, Purchaser shall [PURCHASE PRICE MECHANIC TO BE UPDATED].

2.7.	[RESERVED].

2.8.	[RESERVED].

2.9.	Transfer of Ownership.
From and after the Sale Date, all legal, beneficial and equitable ownership of and to the related Servicing Rights shall vest in Purchaser. The possession by any Person of all Servicing Files, Collateral Files, Custodial Accounts and Escrow Accounts following the Sale Date, is solely in a custodial capacity for and at the will of Purchaser, subject to Investor requirements.

2.10.	Servicing Transfer Instructions.
In connection with the transfer of Servicing Rights from Seller to Purchaser pursuant to this Agreement, Seller and Purchaser shall follow the Servicing Transfer Instructions in all material respects and shall take all steps necessary or appropriate to effectuate and evidence the transfer of the servicing of the related Mortgage Loans and Pools to Purchaser. In any instance in which the Servicing Transfer Instructions conflict with the terms of this Agreement, the terms of this Agreement shall control. Seller and Purchaser shall work cooperatively to ensure that the process of transferring the Servicing Rights complies with Applicable Servicing Requirements, including those of the Regulators, and the Servicing Transfer Instructions shall conform to such Applicable Servicing Requirements. Each of Seller and Purchaser shall comply with servicing transfer guidance issued by the Consumer Financial Protection Bureau.

2.11.	Document and Data Transfer.
(a)    Seller shall provide or cause to be provided to Purchaser or its designee accurate and complete Mortgage Loan information and documentation (including, without limitation, all servicing notes, collateral documents and other agreements related to the Mortgage Loans) in Seller's possession and control at the time of the Transfer Date so as to enable Purchaser or its designee, to service the Mortgage Loans on and after the Transfer Date. To the extent not previously provided, the following items will be delivered within the timeframes set forth in the Servicing Transfer Instructions:
(i)    One or more readable tapes or electronic data files, in a form and content as mutually agreed, to allow Purchaser to service such Mortgage Loans in accordance with the applicable Servicing Agreements following the Transfer Date;

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(ii)    Electronic images of the Servicing Files in the possession of Seller in accordance with the terms of the Agreement, or access to Seller's web portal containing such documents, that are reasonably sufficient to enable Purchaser to assume the responsibility for and to conduct the Servicing of such Mortgage Loans in all material respects following the Transfer Date;
(iii)     [Reserved];
(iv)    If reasonably available and without any representation or warranty as to accuracy, Seller shall provide to Purchaser for each related Servicing Agreement, with respect to delinquent Mortgage Loans, the most recent broker price opinions made with respect to the related Mortgage Loans, which may be included in the related Servicing File; and
(v)    On the Transfer Date, the applicable Transfer Confirmation.
(b)    Anything to the contrary contained in this Agreement notwithstanding, except for Applicable Servicing Requirements which must be satisfied, with respect to each Mortgage Loan, Seller may deliver any documents required to be delivered to Purchaser by means of electronic data containing the relevant information or a computer disk containing scanned images of some or all documents relating to the Mortgage Loan; provided, that any such electronic data shall be in a format mutually agreed upon by the Parties.
(c)    Seller shall cooperate with Purchaser in connection with reasonable loan level testing, through review of images and reports, to allow Purchaser to prepare for the transfer of servicing of the Mortgage Loans. Any images provided to Purchaser shall be in PDF, TIF or multi-TIF format.

2.12.	Assignments; Endorsements.
(a)    As soon as practicable after the Transfer Date, Purchaser will provide notification of endorsements needed from Seller's name to Purchaser or the applicable Investor based on its receipt of custodial exception reports. Within one hundred twenty (120) days of receipt of such notification (or such earlier time as required under Applicable Servicing Requirements if requested by Purchaser with respect to a particular Mortgage Loan in order to service such Mortgage Loan in accordance with Applicable Servicing Requirements), Seller shall complete endorsements from its name to Purchaser or the applicable Investor. Seller shall provide Purchaser a semi-monthly status report of endorsements in progress. If the original Mortgage Note is endorsed to a specific party or to Seller, Seller will endorse the original Mortgage Note "pay to the order of blank/Purchaser or its designee, without recourse" signed in the name of Seller by an authorized officer. If the original Mortgage Note is endorsed "pay to the order of 'blank'", Seller will deliver the Mortgage Note to Purchaser or its designee, and will not complete an additional endorsement.
(b)    If the Mortgage Instrument or Assignment of Mortgage Instrument is in the name of Seller, Seller will no later than one hundred twenty (120) days after the Transfer Date, prepare and submit to the appropriate county office for recordation an Assignment of Mortgage Instrument to Purchaser or its designee. Seller shall bear all costs associated with the preparation and recording of such Assignments of Mortgage Instrument. For the avoidance of doubt, Seller shall not be obligated to prepare or record any such Assignment of Mortgage Instrument if there is an executed Assignments of Mortgage Instrument in blank in the related Collateral File.
(c)    With respect to Mortgage Loans registered with MERS, Seller shall provide Purchaser with the MERS mortgage loan identification number for each such Mortgage Loan and take such other actions with respect to MERS as set forth in the Servicing Transfer Instructions. For each Mortgage Loan registered with MERS that has a status of "Active (Registered)" in the MERS system as of the Transfer Date, Purchaser shall follow the requirements of the applicable Investor and MERS to reflect in the records of MERS the assignment and transfer of the applicable Servicing Rights from Seller to Purchaser. For each Mortgage Loan registered with MERS or closed as a MOM Loan, Seller shall bear all costs and responsibility associated with the reflection of the transfer of Servicing Rights in the records of MERS, which costs shall include, for the avoidance of doubt, the expense associated with the registration

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of the assignment of the Servicing Rights from Seller to Purchaser on the MERS system. Purchaser or its designee shall provide the MERS Servicer and Investor ORG ID to Seller ten (10) Business Days prior to the Sale Date.

2.13.	Required Consents.
From the date hereof until the Sale Date, or the Termination Date, Purchaser shall use its commercially reasonable efforts to obtain, and Seller shall cooperate with Purchaser to obtain, the applicable Required Consents on or prior to the Sale Date. Seller will be responsible for all costs and expenses (including any indemnification obligations that are acceptable to Seller) arising out of or relating to obtaining such consents; provided, however, that Purchaser shall be responsible for any costs or expenses of Seller or its counsel. The Parties shall use commercially reasonable efforts to minimize the cost and expenses incurred in connection with obtaining the applicable Required Consents.
Prior to the Sale Date, Purchaser and Seller shall (i) execute (or cause to be executed) and deliver the documents required by the applicable Investors in connection with the transfer of the related Servicing Rights and, as applicable, the Servicing Agreements, hereunder, in form and substance reasonably satisfactory to both Parties, and (ii) cooperate with each other to transfer (to the extent permitted by the applicable Investor) from Seller to Purchaser the benefit of any waivers granted by Investors directly related to Servicing the Mortgage Loans (which, for the avoidance of doubt, includes waivers related to Collateral Files), including with respect to Mortgage Loan Documents required to be held in the Collateral File to the extent held by the Custodian.

2.14.	Costs of Transfer.
Except as otherwise provided herein, each of the Parties hereto shall bear its own fees, expenses and commissions of financial, legal and accounting advisors and other outside consultants incurred in connection with the due diligence, negotiation and execution of this Agreement and the consummation of the Contemplated Transactions.

2.15.	Notice to Borrowers.
Seller and Purchaser shall work jointly to provide servicing transfer notices and any other similar notices to Mortgagors if and as may be required under the Applicable Servicing Requirements, including the Federal Real Estate Settlement Procedures Act codified § 2601 et seq. and implemented by Regulation X, 24 C.F.R. Part 3500, and if any such notices shall be required to be sent (or are otherwise sent) by either Party (or both Parties), each Party shall bear the expense of sending its own notices. In addition, and without limiting the generality of the foregoing sentence, at least fifteen (15) days prior to the Transfer Date, Seller shall, at Seller's expense, (a) in accordance with Applicable Servicing Requirements, notify the Mortgagor of each related Mortgage Loan of the transfer of the servicing to Purchaser and instruct the Mortgagor to remit all monthly payments to Purchaser after the Transfer Date, and (b) by the Transfer Date, notify any custodian, real estate tax authorities and insurance companies and/or agents, that the Servicing Rights are being transferred and instruct such entities to deliver all payments, notices, tax bills and insurance statements to Purchaser after the Transfer Date. No later than fifteen (15) days after the Transfer Date, Purchaser shall, at Purchaser's expense, in accordance with Applicable Servicing Requirements, notify the Mortgagor of each related Mortgage Loan of the transfer of the servicing to Purchaser and instruct the Mortgagor to remit all monthly payments to Purchaser after the Transfer Date. The form of such "goodbye letter" and "welcome letter" shall be approved not less than three (3) weeks in advance of the first Transfer Date by both Parties, which such approval shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, Seller and Purchaser may mutually agree to provide joint notifications to the Mortgagors consistent with Applicable Servicing Requirements.

2.16.	Flood Contracts.
No later than the Transfer Date, Seller shall assign to Purchaser, at Seller's expense, a fully paid, freely assignable, completed life of loan flood certificate on each Mortgage Loan, including appropriate loan-level flood determination data. If Seller is unable to assign such certificate, but does provide a fully paid, freely assignable, completed life of loan flood certificate issued by a vendor other than CoreLogic on each Mortgage Loan, including appropriate loan-level flood determination data, Seller shall pay Purchaser $3.50 for each such Mortgage Loan. If Seller is unable

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to assign such life of loan certificates for each Mortgage Loan, Seller shall pay Purchaser $6.00 for each such Mortgage Loan.

2.17.	Tax Records Monitoring.
No later than the Transfer Date, Seller shall assign to Purchaser a fully paid, freely assignable, life of loan tax service contract on each Mortgage Loan, if and to the extent assignable at Seller's expense. If Seller fails to deliver such contract for any Mortgage Loan, Seller shall pay Purchaser $25.00 for each such Mortgage Loan.

2.18.	Loan Tapes.
Seller will provide to Purchaser a test tape, trial tape, and an accurate conversion tape containing all available history, and loan information and all other information necessary to service the Mortgage Loans in accordance with the Applicable Servicing Requirements as of the Transfer Date so as to complete the conversion of all Mortgage Loans, and security information, in each case in such manner as reasonably requested by Purchaser, including the information set forth in the Servicing Transfer Instructions. A test tape described above with a cut-off date sixty (60) days prior to the Transfer Date shall be provided by Seller to Purchaser within five (5) Business Days following such cut-off date.

2.19.	Custodian.
Purchaser shall continue to use the Custodian presently used by the Investor pursuant to the Servicing Agreement.

2.20.	Transfers of REO.
In connection with any REOs acquired in the name of Seller in accordance with Applicable Servicing Requirements for the account of the applicable Investor, Purchaser, at Seller's sole cost and expense, shall transfer record title from Seller to Purchaser or its designee.

2.21.	[RESERVED].

2.22.	Mortgage Insurance.
Seller will agree to provide reasonable cooperation in connection with the resolution of curtailments and rescissions, including, without limitation, providing documentation, data and backup with respect thereto that is in the possession or control of Seller and not previously provided to or otherwise in the possession of Purchaser. In addition, Seller and Purchaser understand that the master servicer of the securitizations may condition its consent of the servicing transfer on the implementation of certain processes. If such request is made by the master servicer, Seller and Purchaser shall work together in good faith to resolve such request.
ARTICLE III.
REPRESENTATIONS AND WARRANTIES OF SELLER
THE REMAINDER OF THIS PAGE AND THE FOLLOWING THREE PAGES OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
[***]
ARTICLE IV.
REPRESENTATIONS AND WARRANTIES OF PURCHASER
Purchaser represents and warrants to Seller as of the date hereof, as of the Sale Date and as of the Transfer Date as follows:

4.1.	Organization, Authority.

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Purchaser is duly organized and validly existing as a [     ] in good standing under the laws of [     ]. Purchaser has all corporate or similar power and corporate or similar authority and is duly qualified or otherwise authorized in all material respects to do business in each jurisdiction where the ownership or operation of the Purchased Assets requires such qualification. All necessary corporate or similar action and other proceedings required to be taken by Purchaser to authorize the execution, delivery and performance of this Agreement and the Transfer Confirmations and the consummation of the Contemplated Transactions have been duly taken. This Agreement has been, and each of the Transfer Confirmations will be, duly executed and delivered by or on behalf of Purchaser and, assuming the due execution by Seller of this Agreement and the Transfer Confirmations, constitute the legal, valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with its terms, except as such enforceability may be limited by Laws applicable to bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar Laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies or by general principles of equity.

4.2.	No Conflict.
(a)    The execution, delivery and performance by Purchaser of this Agreement and the consummation by Purchaser of the Contemplated Transactions will not:
(i)    violate or conflict with the organizational documents of Purchaser;
(ii)    violate any provision of Law to which Purchaser is subject or violate or conflict with any Order applicable to Purchaser; or
(iii)    violate, breach or constitute a default (with or without notice or lapse of time or both) under or give rise to a right of termination, cancellation or acceleration of any right, remedy or obligation under any term or provision of any material contract or agreement to which Purchaser is a party which breach could reasonably be expected to (A) result in a Purchaser Material Adverse Effect, (B) impair in any material respect the ability of Purchaser to perform its obligations under this Agreement or any of the Transfer Confirmations or (C) prevent or materially impede or delay the consummation of the Contemplated Transactions.
(b)    Except for the Required Consents, the execution, delivery and performance by Purchaser of this Agreement and the consummation by Purchaser of the Contemplated Transactions do not require any consent from, registration, declarations or other filing with or approval or authorization of any Governmental Authority by or with respect to Purchaser.

4.3.	Litigation.
No Actions are pending or, to Purchaser's knowledge, threatened against Purchaser which would have a Purchaser Material Adverse Effect. Purchaser is not subject to any Order that would have a Purchaser Material Adverse Effect.

4.4.	Permits.
(a)    Purchaser has all of the Permits that are required to own and administer the Servicing Rights, except where the failure to obtain such Permits would not delay the consummation of the Contemplated Transactions or have, individually or in the aggregate, a Purchaser Material Adverse Effect. Purchaser has complied in all material respects with all requirements in connection with such Permits and such Permits are in full force and effect and, to the knowledge of Purchaser, no suspension or cancellation of any of them has been threatened and the Permits will not be subject to suspension, modification or revocation as a result of this Agreement or the consummation of the Contemplated Transactions, except where any such failures to hold or comply or any such suspension, modification or revocation would not either delay the consummation of the Contemplated Transactions or have, individually or in the aggregate, a Purchaser Material Adverse Effect.

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(b)    Without limiting the generality of Section 4.4(a), Purchaser is (i) properly licensed and qualified to do business and in good standing in each jurisdiction in which such licensing and qualification is necessary to act as the servicer under any of the Servicing Agreements and applicable law, and (ii) qualified to act as the servicer under each Servicing Agreement, and no event has occurred which would make Purchaser unable to comply with all such eligibility requirements or which would require notification to an Investor.
(c)    Purchaser is an approved member in good standing of the MERS system.

4.5.	Financial Ability.
Purchaser will have (when required under this Agreement) immediate access to all funds necessary to pay the Purchase Price and related fees and expenses and Purchaser will have (when required under this Agreement) the financial capacity to perform all of its other obligations under this Agreement.

4.6.	[No Brokers.
No agent, broker, investment banker, financial advisor or other Person is or will be entitled to any broker's or finder's fee or any other similar commission or fee from Purchaser or any of its Affiliates in connection with any of the Contemplated Transactions.]6

6    Subject to change if NRM is permitted to use a broker

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4.7.	No Impediment.
Except as previously disclosed to Seller or disclosed in Purchaser's public filings with the Securities and Exchange Commission, if any, to Purchaser's knowledge, there is no event relating to Purchaser's business, operations, management, financial condition, legal status or other such factor that would reasonably be expected to adversely affect in any material respect (a) the likelihood that any of the conditions set forth in Article VI and Article VII could not reasonably be satisfied within the time period contemplated by this Agreement, including timely receipt of Required Consents or related third-party consents in accordance with Section 2.13 hereof, and the absence of any actual or threatened material Actions related to Purchaser's servicing of residential mortgage loans or acceptance of servicing transfers, (b) the ability of Purchaser to perform its obligations under this Agreement, or (c) on Seller, including material adverse reputation risk.

4.8.	Servicer Participation Agreement.
Purchaser is a party in good standing to a Servicer Participation Agreement with Fannie Mae, acting on behalf of the U.S. Department of the Treasury, for the implementation of HAMP, and such Servicer Participation Agreement is not subject to any termination based on a breach or default by Purchaser.

4.9.	Sophisticated Purchaser.
Purchaser is a sophisticated investor and its bid and decision to purchase the Servicing Rights is based upon Purchaser's own independent experience, knowledge, due diligence and evaluation of the transactions contemplated in this Agreement. Purchaser has relied solely on such experience, knowledge, due diligence and evaluation and has not relied on any oral or written information provided by Seller or Seller's agents other than the representations and warranties made by Seller herein.
ARTICLE V.
COVENANTS
THE REMAINDER OF THIS PAGE AND THE FOLLOWING SEVEN PAGES OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
[***]
ARTICLE VI.
CONDITIONS TO CLOSING

6.1.	Conditions to the Obligations of Purchaser and Seller.
The respective obligations of Purchaser and Seller to effect the Contemplated Transactions shall be subject to the satisfaction or waiver by Purchaser and Seller at or prior to each Closing, of the following conditions:
(a)    No Law or Orders. (i) No Law that restrains, enjoins or otherwise prohibits the Contemplated Transactions shall have been enacted, adopted or promulgated and be in effect, (ii) no temporary restraining order, preliminary or permanent injunction, decree, judgment, legal restraint or other Order of a court of competent jurisdiction or other Governmental Authority which materially impairs, restrains, enjoins or otherwise prohibits the Contemplated Transactions shall have been issued, entered or enforced and be in effect and (iii) no action or proceeding by a Governmental Authority seeking such an Order shall be pending.
(b)    Required Consents. Purchaser and Seller shall have received the Required Consents on or before the Sale Date.

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(c)    Other Documents. Each Party shall have delivered to the other Party all such other documents as it may reasonably request in order to consummate the Contemplated Transactions.
(d)    Absence of Certain Regulatory Objections. The Consumer Financial Protection Bureau shall not have raised (or, if raised, shall have subsequently not withdrawn), any material objection to the consummation of the Contemplated Transactions.

6.2.	Conditions to the Obligations of Purchaser.
The obligation of Purchaser to effect the Contemplated Transactions shall be subject to the satisfaction or waiver by Purchaser at or prior to each Closing, of the following conditions:
(a)    Representations and Warranties. All representations and warranties of Seller contained in this Agreement:
(i)    that are qualified as to materiality or Seller Material Adverse Effect shall be true and correct, and those not so qualified shall be true and correct in all material respects, as of the Effective Date (or in the case of any representation and warranty which specifically relates to an earlier date, as of such earlier date), and
(ii)    shall be true and correct as of the Sale Date, as though made on and as of the Sale Date (or in the case of any representation and warranty which specifically relates to an earlier date, as of such earlier date), except for the failure or failures of such representations and warranties to be so true and correct that (after excluding any effect of materiality or Seller Material Adverse Effect qualifications set forth in any such representation or warranty) have not had and would not have, individually or in the aggregate, a Seller Material Adverse Effect.
(b)    Covenants and Agreements. Seller shall have performed in all material respects all of the covenants and agreements required to be performed by it under this Agreement prior to the Closing.
(c)    Closing Deliveries. Seller shall have delivered all of the closing deliveries set forth in Section 2.3(a).
(d)    Assumption Agreements. Purchaser shall be in receipt of, with respect to each underlying securitization transaction, an Assumption Agreement, executed by the related trustee and each other required party for such Contemplated Transaction, in form and substance reasonably acceptable to Purchaser.
(e)    Other Documents. Seller shall have delivered to Purchaser all such other documents as Purchaser may reasonably request in order to consummate the Contemplated Transactions.

6.3.	Conditions to the Obligations of Seller.
The obligation of Seller to effect the Contemplated Transactions shall be subject to the satisfaction or waiver by Seller at or prior to the Closing, of the following conditions:
(a)    Representations and Warranties. All representations and warranties of Purchaser contained in this Agreement:
(i)    that are qualified as to materiality or Purchaser Material Adverse Effect shall be true and correct, and those not so qualified shall be true and correct in all material respects, as of the Effective Date (or in the case of any representation and warranty which specifically relates to an earlier date, as of such earlier date), and

15

(ii)    shall be true and correct as of the Sale Date, as though made on and as of the Sale Date (or in the case of any representation and warranty which specifically relates to an earlier date, as of such earlier date), in the case of Section 4.8 without regard to any knowledge qualifier therein and except for the failure or failures of such representations and warranties to be so true and correct that (after excluding any effect of materiality or Purchaser Material Adverse Effect qualifications as set forth in any such representation or warranty) have not had and would not have, individually or in the aggregate, a Purchaser Material Adverse Effect.
(b)    Covenants and Agreements. Purchaser shall have performed in all material respects all of the covenants and agreements required to be performed by it under this Agreement prior to the Closing.
(c)    Closing Deliveries. Purchaser shall have delivered all of the closing deliveries set forth in Section 2.3(b).
(d)    No Actions. There are no actual or threatened material Actions related to Purchaser's servicing of residential mortgage loans or acceptance of servicing transfers that could reasonably be expected to have a material adverse effect on Seller, including material adverse reputation risk, if the Contemplated Transaction were consummated.
ARTICLE VII.
INDEMNIFICATION
THE REMAINDER OF THIS PAGE AND THE FOLLOWING THREE PAGES OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
[***]
ARTICLE VIII.
MISCELLANEOUS

8.1.	Assignment.
This Agreement and the rights hereunder shall not be assignable or transferable by either Party hereto without the prior written consent of the other Party hereto; provided, however, that Purchaser shall have the right to assign (a) its rights and interests in the Servicing Rights and (b) this Agreement and all or any part of its rights hereunder and to delegate all or any part of its obligations hereunder to any Affiliate of Purchaser, but in such event Purchaser shall remain fully liable for the performance of all of such obligations in the manner prescribed in this Agreement. Notwithstanding the above, this Agreement shall inure to the benefit of, and be binding upon and enforceable against, the respective successors and permitted assigns of the Parties.

8.2.	No Third-Party Beneficiaries.
Except for Section 5.9 (Loss Mitigation) and Article VII (relating to Indemnified Parties), this Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns, and nothing herein expressed or implied shall give or be construed to give to any Person (including employees), other than the Parties and such respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

8.3.	Termination.
(a)    This Agreement may be terminated at any time prior to the Closing with respect to the sale of Servicing Rights pertaining to a particular Servicing Agreement:
(i)    by the mutual written consent of Seller and Purchaser;
(ii)    with respect to all or any portion of the Servicing Rights, by Seller or Purchaser if the Closing shall not have occurred on or before the Termination Date, provided, that neither Party may terminate this Agreement pursuant to this Section 8.3(a)(ii) if the failure of the Closing to have occurred on or before the Termination Date was due to such Party's willful breach of any representation or warranty or material breach of any covenant or other obligation contained in this Agreement;
(iii)    by either Seller or Purchaser, if (A) any Governmental Authority which must grant a required Purchaser Governmental Approval or Seller Governmental Approval has denied such approval and such denial has become final and nonappealable or (B) any Governmental Authority

16

shall have issued a final nonappealable Order enjoining or otherwise prohibiting the consummation of the Contemplated Transactions;
(iv)    by Purchaser, if it is not in material breach of its representations, warranties, covenants or other obligations under this Agreement (after, in the case of such representations and warranties, excluding any effect of materiality or Purchaser Material Adverse Effect qualifications), and if (A) at any time that any of the representations and warranties of Seller herein become untrue or inaccurate such that Section 6.2(a) would not be satisfied or (B) there has been a breach on the part of Seller of any of its covenants or agreements contained in this Agreement such that Section 6.2(b) would not be satisfied, and, in both case (A) and case (B), such breach (if curable) has not been cured within thirty (30) days after Purchaser has provided written notice of such breach to Seller;
(v)    by Seller, if it is not in material breach of its representations, warranties, covenants or other obligations under this Agreement (after, in the case of any other representations and warranties, excluding any effect of materiality or Seller Material Adverse Effect qualifications), and if (A) at any time that any of the representations and warranties of Purchaser herein become untrue or inaccurate such that Section 6.3(a) would not be satisfied or (B) there has been a breach on the part of Purchaser of any of its covenants or agreements contained in this Agreement such that Section 6.3(b) would not be satisfied, and, in both case (A) and case (B), such breach (if curable) has not been cured within thirty (30) days after Seller has provided written notice of such breach to Purchaser; or
(vi)    by Purchaser, in the event that prior to the Sale Date there shall have occurred (x) a material change in financial markets, an outbreak or escalation of hostilities or a material change in national or international political, financial or economic conditions; (y) a general suspension of trading on major stock exchanges; or (z) a disruption in or moratorium on commercial banking activities or securities settlement services; in any such case, Purchaser shall have the right to terminate this Agreement or negotiate in good faith an adjustment to the Purchase Price to be paid as of the Sale Date.
(b)    In the event of termination by Seller or Purchaser pursuant to Section 8.3(a), written notice thereof shall forthwith be given to the other Party, this Agreement shall become void and have no effect and the Contemplated Transactions shall be terminated without further action by any Party; provided, that, in the event this Agreement is terminated only with respect to the sale of certain Servicing Rights pertaining to any particular Servicing Agreement, it shall become void and have no effect and the Contemplated Transactions shall be terminated without further action by any Party only with respect to such sale of such Servicing Rights and shall otherwise remain in full force and effect between the Parties. If the Contemplated Transactions (or a portion thereof) are terminated as provided herein:
(i)    each Party shall return to the other Party hereto within thirty (30) days of termination all documents and other material received from such other Party or its respective Affiliates or Representatives relating to the Contemplated Transactions (or such portion thereof), whether so obtained before or after the execution hereof;
(ii)    all confidential information received by each Party hereto with respect to Seller's or Purchaser's servicing business shall be treated in accordance with the Confidentiality Agreement, which shall remain in full force and effect notwithstanding the termination of this Agreement; and
(iii)    the provisions of Section 5.2(a) (Confidentiality), Section 5.4 (Publicity), Article VII (Indemnification) and this Article VIII shall remain in full force and effect, along with any other Section which, by its terms, relates to post-termination rights or obligations.
(c)    In no event shall any termination of this Agreement limit or restrict the rights and remedies of a Party hereto against the other Party with respect to any liabilities or Losses incurred or suffered by such Party as

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a result of the breach by the other Party of any of its representations, warranties, covenants or agreements in this Agreement.

8.4.	Expenses.
Except as otherwise provided herein, Seller and Purchaser will each be liable for its own costs and expenses incurred in connection with the negotiation, preparation, execution or performance of this Agreement and the Transfer Confirmations, whether or not the Closing shall have occurred. Neither Party shall have the right to set-off against the other Party any amounts which may be due and payable by such Party pursuant to a separate agreement, from any amounts which are due and payable pursuant to this Agreement.

8.5.	Amendment and Modification.
This Agreement may not be amended except by an instrument or instruments in writing signed and delivered on behalf of each of the Parties hereto.

8.6.	Notices.
All notices and other communications hereunder shall be in writing and shall be deemed given (a) on the date of delivery if delivered personally, (b) on the date of transmission if sent via facsimile transmission to the facsimile number given below, and telephonic confirmation of receipt is obtained promptly after completion of transmission, (c) on the Business Day after delivery to a reputable nationally recognized overnight courier service or (d) upon receipt after being mailed by registered or certified mail (return receipt requested) to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):
(i)If to Purchaser, to: [     ]
[     ]
[     ]
Attention: [         ]
With a required copy (which shall not constitute notice) to: [     ]
[     ]
[     ]
Attention: [         ]
(ii)    If to Seller, to:
Ocwen Loan Servicing, LLC
402 Strand Street
Frederiksted, USVI 00840
Attention: Secretary and General Counsel
Such addresses may be changed from time to time by means of a notice given in the manner provided in this Section 8.6 (provided, that no such notice shall be effective until it is received by the other Party hereto).

8.7.	Governing Law.
(a)    This Agreement and the powers of attorney shall be governed by, and construed in accordance with, the Laws of the State of New York applicable to contracts executed in and to be performed in that state. All Actions arising out of or relating to this Agreement shall be heard and determined exclusively in any New York federal court sitting in the Borough of Manhattan of The City of New York; provided, however, that if such federal court does not have jurisdiction over such Action, such Action shall be heard and determined exclusively in any New York state court sitting in the Borough of Manhattan of The City of New York. Consistent with the preceding sentence, the Parties hereto hereby (i) submit to the exclusive jurisdiction of any federal or state court sitting in the Borough of Manhattan of The

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City of New York for the purpose of any Action arising out of or relating to this Agreement brought by any Party and (ii) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the Contemplated Transactions may not be enforced in or by any of the above-named courts.
(b)    EACH PARTY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY ANCILLARY AGREEMENT OR THE CONTEMPLATED TRANSACTIONS. EACH PARTY CERTIFIES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS SET FORTH IN THIS SECTION 8.7.

8.8.	Severability.
If any provision of this Agreement or the application of any such provision to any Person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect the legality, validity or enforceability of any other provision hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is found by a court or other Governmental Authority of competent jurisdiction to be invalid or unenforceable, (a) a suitable and equitable provision will be substituted therefore in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances will not be affected by such invalidity or unenforceability, nor will such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

8.9.	Waiver.
Waiver of any term or condition of this Agreement by either Party shall be effective if in writing and shall not be construed as a waiver of any subsequent breach or failure of the same term or condition, or a waiver of any other term of this Agreement. No failure or delay by either Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

8.10.	Counterparts; Facsimile.
This Agreement may be executed in any number of counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more such counterparts have been signed by each Party and delivered to the other Party. Signatures of the Parties transmitted by facsimile or other electronic communication means shall be binding and effective for all purposes. Such Party shall subsequently deliver to the other Party an original, executed copy of this Agreement; provided, however, that a failure to deliver such original shall not invalidate a facsimile or other electronic signature.

8.11.	Entire Agreement.
This Agreement, including the Schedules and Exhibits hereto, and the Transfer Confirmations contain the entire agreement and understanding between the Parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous agreements, negotiations, correspondence, undertakings and understandings, oral or written, relating to such subject matter.

8.12.	Interpretation.

19

All references to immediately available funds or dollar amounts contained in this Agreement shall mean United States dollars. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. References in this Agreement to any gender include references to all genders, and references to the singular include references to the plural and vice versa. The words "include," "includes" and "including" when used in this Agreement shall be deemed to be followed by the phrase "without limitation." Unless the context otherwise requires, references in this Agreement to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement. Unless the context otherwise requires, the words "hereof," "hereby" and "herein" and words of similar meaning when used in this Agreement refer to this Agreement in its entirety and not to any particular Article, Section or provision of this Agreement. The Parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring either Party by virtue of the authorship of any provision of this Agreement. Nothing in this Agreement shall be construed to require either Party hereto to violate any Law.
[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date first written above.
PURCHASER:
[     ]
By:

    Name:

    Title:

ACKNOWLEDGMENT
Territory of the U.S. Virgin Islands    ) ss:

Judicial District of St. Thomas-St. John    )
On this        day of [         ], 2017, before me personally appeared          , who executed the foregoing instrument, and acknowledged that he/she executed the same as his/her free act and deed.
[ ] Personally Known

20

[ ] Produced Identification
Type of ID Produced

NOTARY PUBLIC

[Signature Page to MSRPSA – Ocwen/SLS]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date first written above.
SELLER:
OCWEN LOAN SERVICING, LLC
By:

    Name:

Title:

ACKNOWLEDGMENT
Territory of the U.S. Virgin Islands    ) ss:

Judicial District of St. Thomas-St. John    )
On this        day of [         ], 2017, before me personally appeared         , who executed the foregoing instrument, and acknowledged that he/she executed the same as his/her free act and deed.
[ ] Personally Known
[ ] Produced Identification
Type of ID Produced

NOTARY PUBLIC

[Signature Page to MSRPSA – Ocwen/SLS]

EXHIBIT A-1
[RESERVED]

EXHIBIT A-1-1

EXHIBIT A-2
[RESERVED]

EXHIBIT A-2-1

EXHIBIT B
[RESERVED]

EXHIBIT B-1

EXHIBIT C
DATA FIELDS FOR MORTGAGE LOAN SCHEDULE
[***]

EXHIBIT C-1

EXHIBIT D
SERVICING TRANSFER INSTRUCTIONS
[Attached]

EXHIBIT D-1

EXHIBIT E
FORM OF TRANSFER CONFIRMATION
[DATE]
[PURCHASER ADDRESS]
Re:    Transfer Confirmation
Ladies and Gentlemen:
This transfer confirmation (this "Transfer Confirmation") between Ocwen Loan Servicing, LLC (the "Seller") and [     ] (the "Purchaser") sets forth our acknowledgement, pursuant to which the Purchaser is assuming responsibility for the Servicing, and the Seller is transferring the Servicing of those certain Mortgage Loans (and only those certain Mortgage Loans) identified on Schedule 1 hereto and more particularly described herein (the "Servicing Rights"), effective as of the date of this Transfer Confirmation which, notwithstanding anything to the contrary in the Agreement, shall be the "Transfer Date" for such Servicing and the related Mortgage Loans and Servicing Rights.
The transfer of the Servicing as contemplated herein shall be governed by that certain Mortgage Servicing Rights Purchase and Sale Agreement, dated as of [ _], 20[ ], between the Seller and the Purchaser (the "Agreement").
All schedules hereto are incorporated herein in their entirety. In the event there exists any inconsistency between the Agreement and this Transfer Confirmation, the Agreement shall be controlling notwithstanding anything contained in this Transfer Confirmation to the contrary. All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.
[Signature page follows.]

EXHIBIT E-1

Kindly acknowledge your agreement to the terms of this Transfer Confirmation by signing in the appropriate space below and returning this Transfer Confirmation to the undersigned. Telecopy or electronically imaged signatures (including by PDF) shall be deemed valid and binding to the same extent as the original.
OCWEN LOAN SERVICING, LLC    [PURCHASER]
By:         By:

    Name:            Name:

    Title:            Title:

EXHIBIT E-2

SCHEDULE 1 TO TRANSFER CONFIRMATION
MORTGAGE LOANS

EXHIBIT E-3

EXHIBIT F
[LITIGATION PROTOCOL]7

7    Discuss if needed.

EXHIBIT F-1

EXHIBIT G
FORM OF POWER OF ATTORNEY

[Attached]

EXHIBIT G-1

EXHIBIT H
FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT
This Assignment and Assumption Agreement (this "Agreement"), dated [ ] (the "Sale Date"), is by and between Ocwen Loan Servicing, LLC (the "Seller") and [     ] (the "Purchaser").
WHEREAS, Seller and Purchaser have entered into that certain Mortgage Servicing Rights Purchase and Sale Agreement, dated as of [     ], 20[ ] (the "Purchase Agreement"), pursuant to which Seller has agreed to sell, transfer and assign to Purchaser certain Purchased Assets; and
WHEREAS, Seller and Purchaser are executing this Agreement in connection with the consummation of certain transactions contemplated by the Purchase Agreement.
NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.    Definitions. Unless otherwise defined herein, capitalized terms used but not defined herein shall be as defined in the Purchase Agreement.
2.    Sale and Assignment. Upon the terms and subject to the conditions of the Purchase Agreement, and subject to the Applicable Servicing Requirements, Seller, on the Sale Date, hereby sells and assigns to Purchaser, and Purchaser purchases and assumes from Seller, all right, title, interest and obligation of Seller in and to the Servicing Rights to the Mortgage Loans identified on the Mortgage Loan Schedule attached hereto as Schedule I and the related Servicing Agreements listed on Schedule II attached hereto.
3.    Incorporation of Terms of the Purchase Agreement. This Agreement is made, executed and delivered pursuant to the Purchase Agreement, and is subject to all the terms, provisions and conditions thereof. Except as expressly contemplated by the Purchase Agreement, to the extent any provisions of this Agreement conflict with any provisions of the Purchase Agreement, the Purchase Agreement shall control, including with respect to the enforcement of the rights and obligations of the parties to this Agreement.
4.    Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns. Nothing in this Agreement, express or implied, is intended to confer on any Person other than the parties hereto and their successors and assigns, any rights, obligations, remedies or liabilities.
5.    Applicable Law. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York applicable to contracts executed in and to be performed in that state, except to the extent preempted by Federal law.
6.    Counterparts. This Agreement may be executed in counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which, taken together, shall constitute one and the same instrument.
7.    Assignment. Neither party may assign all or any part of this Agreement, or any interest herein, without the prior written consent of the other party, and any permitted assignee shall assume the assignor's obligations under this Agreement.
8.    No Third Party Beneficiaries. This Agreement is for the sole benefit of the parties and their respective successors and permitted assigns, and nothing herein expressed or implied shall give or be construed to give to any Person, other than the parties and such respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.
[signatures on following page]

EXHIBIT H-1

IN WITNESS WHEREOF, each of the parties to this Agreement has caused this Agreement to be executed and delivered by its duly authorized officer or agent as of the day and year first written above.
SELLER:
OCWEN LOAN SERVICING, LLC
By:

Name:

Title:

PURCHASER:
[     ]
By:

Name:

Title:

EXHIBIT H-2

SCHEDULE I
MORTGAGE LOAN SCHEDULE

EXHIBIT H-3

SCHEDULE II
SERVICING AGREEMENTS

EXHIBIT H-4

EXHIBIT I
FORM OF HAMP/HAFA ASSIGNMENT AND ASSUMPTION AGREEMENT
This Assignment and Assumption Agreement (the "Assignment and Assumption Agreement") is entered into as of [TRANSFER DATE] by and between Ocwen Loan Servicing, LLC ("Assignor") and [     ]("Assignee").
All terms used, but not defined, herein shall have the meanings ascribed to them in the Underlying Agreement (defined below).
WHEREAS, Assignor and Federal National Mortgage Association, a federally chartered corporation, as financial agent of the United States ("Fannie Mae"), are parties to a Commitment to Purchase Financial Instrument and Servicer Participation Agreement, a complete copy of which (including all exhibits, amendments and modifications thereto) is attached hereto and incorporated herein by this reference (the "Underlying Agreement");
WHEREAS, Assignor has agreed to assign to Assignee all of its rights and obligations under the Underlying Agreement with respect to the Eligible Loans that are identified on the schedule attached hereto as Schedule 1 (collectively, the "Assigned Rights and Obligations"); and
WHEREAS, Assignee has agreed to assume the Assigned Rights and Obligations.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    Assignment. Assignor hereby assigns to Assignee all of Assignor's rights and obligations under the Underlying Agreement with respect to the Assigned Rights and Obligations.
2.    Assumption. Assignee hereby accepts the foregoing assignment and assumes all of the rights and obligations of Assignor under the Underlying Agreement with respect to the Assigned Rights and Obligations.
3.    Effective Date. The date on which the assignment and assumption of rights and obligations under the Underlying Agreement is effective is [TRANSFER DATE].
4.    Successors. All future transfers and assignments of the Assigned Rights and Obligations transferred and assigned hereby are subject to the transfer and assignment provisions of the Underlying Agreement. This Assignment and Assumption Agreement shall inure to the benefit of, and be binding upon, the permitted successors and assigns of the parties hereto.
5.    Counterparts. This Assignment and Assumption Agreement may be executed in counterparts, each of which shall be an original, but all of which together constitute one and the same instrument.

EXHIBIT I-1

IN WITNESS WHEREOF, Assignor and Assignee, by their duly authorized officials, hereby execute and deliver this Assignment and Assumption Agreement, together with Schedule I, effective as of the date set forth in Section 3 above.

ASSIGNOR: OCWEN LOAN SERVICING, LLC
By:
Name:

Title:

ASSIGNEE: [     ]
By:
Name:

Title:

EXHIBIT I-2

Schedule I
Mortgage Loans

EXHIBIT I-3

SCHEDULE 3.4(a)
LITIGATION

[Attached]

SCHEDULE 3.4(a)-1

SCHEDULE 5.12(a)
SUBJECT LITIGATION
[Attached]

SCHEDULE 5.12(a)

Attachment 3 to Exhibit 3
Seller Indemnification
THE REMAINDER OF THIS PAGE AND THE FOLLOWING TWO PAGES OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

[***]